UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

811-23029

Principal Exchange-Traded Funds

(Exact name of registrant as specified in charter)

801 Grand Avenue, Des Moines, IA 50309
(Address of principal executive offices)	(Zip code)

Principal Global Investors, LLC, 801 Grand Avenue, Des Moines, IA 50309 (Name and address of agent for service)

Registrant’s telephone number, including area code:		515-235-1719
Date of fiscal year end:	June 30, 2022
Date of reporting period:	June 30, 2022

ITEM 1 – REPORT TO STOCKHOLDERS

Principal®

Principal Exchange-Traded Funds

Annual Report

June 30, 2022

Beginning on November 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the report. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive such reports electronically, you will not be affected by this change and you do not need to take any action. If you have not previously elected electronic delivery and you own these shares through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service. You may elect to receive all future reports in paper free of charge.

If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of reports. Your election to receive reports in paper will apply to all funds with the Fund complex or to the shares you own through your financial intermediary.

Table of Contents
Economic & Financial Market Review	1
Important Fund Information	2
Principal Active High Yield ETF (unaudited)	3
Principal Healthcare Innovators ETF (unaudited)	4
Principal International Adaptive Multi-Factor ETF (unaudited)	5
Principal Investment Grade Corporate Active ETF (unaudited)	6
Principal Millennials ETF (unaudited)	7
Principal Quality ETF (unaudited)	8
Principal Spectrum Preferred Securities Active ETF (unaudited)	9
Principal Spectrum Tax-Advantaged Dividend Active ETF (unaudited)	10
Principal Ultra-Short Active Income ETF (unaudited)	11
Principal U.S. Large-Cap Adaptive Multi-Factor ETF (unaudited)	12
Principal U.S. Mega-Cap ETF (unaudited)	13
Principal U.S. Small-Cap Adaptive Multi-Factor ETF (unaudited)	14
Principal U.S. Small-Cap Multi-Factor ETF (unaudited)	15
Principal Value ETF (unaudited)	16
Statements of Assets and Liabilities	17
Statements of Operations	22
Statements of Changes in Net Assets	27
Notes to Financial Statements	42

Table of Contents (Continued)
Schedules of Investments	59
Financial Highlights (Includes Performance Information)	168
Report of Independent Registered Public Accounting Firm	183
Shareholder Expense Example	186
Supplemental Information	189

Not FDIC or NCUA insured

May lose value • Not a deposit • No bank or credit union guarantee Not insured by any Federal government agency

Economic & Financial Market Review

Global economic growth has slowed down as the economy enters late cycle. High inflation and accelerated hawkish monetary policy are presenting headwinds. United States (U.S.) real Gross Domestic Product (GDP) grew at an average quarter-over-quarter annualized rate of 3.6% in the four quarters ending 1Q 2022. Germany and Japan GDP growth rates were 3.8% and 0.7% respectively. China GDP growth was challenged by resurgence of COVID-19 cases, but stimulative policies should provide a floor. Global manufacturing Purchasing Manager’s Index (PMI) remained well above 50 in the last twelve months (a number above 50 means manufacturing activity is expanding and number below 50 indicates contraction), and the latest reading as of June 2022 is 52.1, 4.9 lower than June 2021. The slowdown trend was broad based, but developed markets readings were still higher.

Geopolitical disruptions and lingering supply constraints continued to drive inflation upwards. Global inflation increased from 3.0% in June 2021 to 6.4% in May 2022. High inflation and the risk of it getting stickier led some global central banks to aggressive tightening paths. Global policy rates rose by 97 basis points (bps) in the last twelve months. The United States Federal Reserve hiked interest rates three times, totaling 150bps in increases, with more hikes already being priced in. Hawkish monetary policies have caused global financial conditions to tighten sharply since beginning of the year.

Global earnings growth slowed but remained strong in the last twelve months ending June 2022. Compared to the same time last year, MSCI All Country World Index (ACWI) trailing twelve months earnings per share (TTM EPS) grew by 18%. MSCI World Index TTM EPS increased by 20%, much higher than MSCI EM Index’s 7%. Within developed markets, MSCI Europe Index earnings grew at a faster pace than did the U.S. Within the U.S., Midcap and Smallcap delivered much higher earnings growth (34% and 37%) than Largecap (21%). Additionally, value beat growth (24% vs 17%). Largecap tech firms, represented by the NASDAQ 100 Index, delivered 12% earnings growth.

Global equities outperformed global fixed income in the last twelve months, but both delivered negative returns. In USD terms, MSCI ACWI Index recorded -16% loss year-over-year while the Bloomberg Global Aggregate Corporate Index ended -17% lower. Within equities, developed markets outperformed emerging markets by 11%, and U.S. outperformed developed market ex-U.S. by 4%. Among major markets, China was the worst performer with -32% loss, bringing MSCI EM Index down to -25%. Within the U.S., Largecap and value stocks outperformed. The Bloomberg U.S. Treasury Index delivered a -9% loss as the U.S. 10-year Treasury yield rose from 1.47% to 3.01%. Global high yield bonds, investment grade corporate bonds, and global treasury bonds all delivered similar returns between -17% and -18%. DXY Index, a proxy for U.S. Dollar strength, increased by 13%. Commodity prices, represented by the S&P GSCI Total Return Index, increased by 45%, and Nymex crude oil rose from 73.5 to 105.8 USD/barrel.

* Unless otherwise stated, data sources are Bloomberg, FactSet, and Principal Global Asset Allocation. Data as of June 30, 2022.

Index descriptions:

MSCI All Country World Index (ACWI) Index includes large and mid cap stocks across developed and emerging market countries.

MSCI World Index captures large and mid cap representation across 23 Developed Markets (DM) countries.

MSCI Europe Index captures large and mid cap representation across 15 Developed Markets (DM) countries in Europe.

MSCI Emerging Markets Index consists of large and mid cap companies across 24 countries and represents 10% of the world market capitalization. The index covers approximately 85% of the free float-adjusted market capitalization in each country in each of the 24 countries.

Nasdaq 100 Index is a basket of the 100 largest, most actively traded U.S companies listed on the Nasdaq stock exchange. The index includes companies from various industries except for the financial industry, like commercial and investment banks.

Bloomberg Barclays Global Aggregate Index is  a flagship measure of global investment grade debt from twenty- four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

Bloomberg U.S. Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury.

U.S. Dollar Index (USDX, DXY, DX) is an index (or measure) of the value of the United States dollar relative to a basket of foreign currencies, often referred to as a basket of U.S. trade partners' currencies.

S&P GSCI Total Return Index is an index of 24 exchange-traded futures contracts that represent a large portion of the global commodities market.

Important Fund Information

The following information applies to all funds shown in the annual report:

The line graphs on the following pages illustrate the growth of a hypothetical $10,000 investment.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call 1-800-787-1621 or online at www.PrincipalETFs.com.

* Performance is based on net asset value (NAV) and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Since inception returns less than one year are not annualized.

** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

.

Principal Active High Yield ETF

Investment Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of June 30, 2022
	1-Year	5-Year	Since Inception	Inception Date
Principal Active High Yield ETF	-10.65%	2.06%	3.30%	7/8/15

What contributed to or detracted from Fund performance during the fiscal year?

The investment seeks to provide a high level of current income. The fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in below-investment grade (commonly known as "junk" or “high yield”) fixed income securities, such as bonds and bank loans. It invests in U.S. treasury bills, bonds, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, investment grade bank loans (also known as senior floating rate interests), and preferred securities.

Security selection positively impacted returns due to the outperformance from overweights to CBL & Associates, Fresh Market Inc, Pixelle Specialty Solutions LLC, Peninsula Pacific Entertainment, and DKT Finance. Sector allocation outperformed due to an underweight to communications and an overweight to basic industry.

Underperformance came from our positioning within the capital structures of US LBM Holdings, Dish, TMS International, and Olympus Water. From a sector perspective, our underweight to technology and overweight to finance companies had a negative impact on performance.

Principal Healthcare Innovators ETF

Investment Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of June 30, 2022
	1-Year	5-Year	Since Inception	Inception Date
Principal Healthcare Innovators ETF	-46.36%	2.78%	4.72%	8/19/16

What contributed to or detracted from Fund performance during the fiscal year?

The investment seeks to provide investment results that closely correspond, before expenses, to the performance of the NASDAQ US Health Care Innovators Index (the "index"). Under normal circumstances, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that compose the index at the time of purchase. The index uses a quantitative model designed to identify equity securities in the NASDAQ US benchmark index that are small and medium capitalization U.S. healthcare companies.

The Principal Healthcare Innovators ETF performed in line with the NASDAQ US Health Care Innovators Index. The insurance industry performed the best within the index. Kadmon Holdings, Lantheus Holdings, and Cytokinetics outperformed within the index, while our positioning in Centene, Seagen, and Intra-Cellular Therapies contributed to performance.

The life sciences tools and services underperformed during the period. Rubius Therapeutics, Ontrak, and Allakos underperformed within the index, while our positioning in Arena Pharmaceuticals, Dicerna Pharmaceuticals, and Turning Point Therapeutics detracted from performance.

Principal International Adaptive Multi-Factor ETF

Investment Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of June 30, 2022
	1-Year	Since Inception	Inception Date
Principal International Adaptive Multi-Factor ETF	-15.82%	-15.17%	5/26/21

What contributed to or detracted from Fund performance during the fiscal year?

The investment seeks long-term growth of capital. Under normal circumstances, the fund invests at least 40% of its net assets, plus any borrowings for investment purposes, in securities of foreign companies. It invests in securities regardless of market capitalization size (small, medium or large). For security selection and portfolio construction, Principal Global Investors, LLC ("PGI") uses a proprietary quantitative model. The model is designed to identify and rank equity securities in the MSCI World Ex-U.S. Index (the "index").

The Principal International Adaptive Multi-Factor ETF outperformed the index over the last 12 months. One of the eleven sectors within the index posted positive returns, led by energy. Cenovus Energy, Elbit Systems, and Equinor outperformed within the index, while our positioning in Sea, Siemens, and Adidas contributed to performance.

The information technology and consumer discretionary sectors lagged during the period. Sinch, Kornit Digital, and Canopy Growth underperformed within the index, while our positioning in TotalEnergies, BP, and Shell detracted from performance.

Principal Investment Grade Corporate Active ETF

Investment Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of June 30, 2022
	1-Year	Since Inception	Inception Date
Principal Investment Grade Corporate Active ETF	-15.47%	1.35%	4/18/18

What contributed to or detracted from Fund performance during the fiscal year?

The investment seeks to provide current income and, as a secondary objective, capital appreciation. The fund is an actively managed exchange-traded fund ("ETF") that seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in investment grade corporate bonds and other fixed income securities at the time of purchase. "Investment grade" securities are rated BBB- or higher by S&P Global Ratings ("S&P Global") or Baa3 or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, of comparable quality in the opinion of those selecting such investments.

Underweight positions in Electric, Consumer Cyclical, Capital Goods, Energy, Basic Industry, and Technology contributed positively to performance.

Security selection within Banking, Consumer Non-Cyclical, Consumer Cyclical, Capital Goods, and REIT were detractors. For sector allocation, overweight positions in Finance, Banking, Communications, Insurance, Brokerage/Asset Managers/Exchanges contributed negatively to performance.

Principal Millennials ETF

Investment Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of June 30, 2022
	1-Year	5-Year	Since Inception	Inception Date
Principal Millennials ETF	-38.99%	7.69%	9.29%	8/19/16

What contributed to or detracted from Fund performance during the fiscal year?

The investment seeks to provide investment results that closely correspond, before expenses, to the performance of the NASDAQ Global Millennial Opportunity Index (the "index"). Under normal circumstances, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that compose the index at the time of purchase. The index uses a quantitative model designed to identify equity securities of companies in the NASDAQ Global Index (the "parent index") that are impacted by the spending and lifestyle activities of the Millennial generation, which refers to people born from 1980 to the mid-2000s.

The Principal Millennials ETF performed in line the NASDAQ Global Millennial Opportunity NTR Index. One of the seven sectors within the index posted positive returns, led by consumer staples. Futu Holdings, iQIYI, and Albertsons Companies outperformed within the index, while our positioning in Discover Financial Services, AT&T, and Hennes & Mauritz contributed to performance.

The consumer discretionary and communication services sectors lagged during the period. RealReal, China Yuhua Education, and Farfetch underperformed within the index, while our positioning in AfreecaTV, Hello Group, and JOYY detracted from performance.

Principal Quality ETF

Investment Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of June 30, 2022
	1-Year	5-Year	Since Inception	Inception Date
Principal Quality ETF	-9.07%	11.83%	12.25%	3/21/16

What contributed to or detracted from Fund performance during the fiscal year?

The investment seeks long-term growth of capital. Under normal circumstances, the fund primarily invests in equity securities. For security selection and portfolio construction, Principal Global Investors, LLC (“PGI”) uses a proprietary quantitative model designed to identify equity securities in the S&P 500 Index or S&P 400 Index that exhibit higher quality, growth potential, and pricing power. The fund invested significantly in one or more industries within the healthcare sector.

The Principal Quality ETF outperformed the index over the last twelve months. Two of the eleven sectors in the index posted positive returns, led by utilities and consumer staples. AutoZone, AbbVie, and Fortinet outperformed within the index, while our positioning in Fortinet, General Mills, and Pfizer contributed to performance.

The communication services and materials sectors lagged during the period. Zoom Video Communications, PayPal, and IDEXX Laboratories underperformed in the index, while our positioning in Tapestry, Nike, and PayPal detracted from performance.

**Effective June 17, 2022, the fund changed its primary broad-based index to the S&P 500 Index in connection with the fund’s change to an actively managed fund. Prior to that date, the fund was passively managed to correspond to the NASDAQ US Price Setters Index.

Principal Spectrum Preferrerd Securities Active ETF

Investment Advisor: Principal Global Investors, LLC
Sub-Advisor: Spectrum Asset Management, Inc.

Average Annual Total Returns* as of June 30, 2022
	1-Year	Since Inception	Inception Date
Principal Spectrum Preferred Securities Active ETF	-13.15%	1.57%	7/10/17

What contributed to or detracted from Fund performance during the fiscal year?

The investment seeks to provide current income. Under normal circumstances, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in preferred securities at the time of purchase. Examples of preferred securities include preferred stock, certain depositary receipts, and various types of junior subordinated debt (such debt generally includes the contractual ability to defer payment of interest without accelerating an immediate default event). It concentrates its investments (invests more than 25% of its net assets) in securities in one or more industries within the financial services sector.

In a rising rate environment (US Treasury 2 year yield increased 270 bps and the 10 year yield increased 154 bps), all industries had negative returns. Cash was the best contributor as all investment industries performed negatively. The fund's investments in Banking Junior Sub-Debt returned -8.37%, which contributed 53 bps less drag in performance, mainly because of security selection, as compared to the ICE BofA US Investment Grade Institutional Capital Securities Index.

Utility Junior Sub-debt investments returned -16.0% and were the largest detractor, due to over-weighting and security selection, relative to the ICE BofA US Investment Grade Institutional Capital Securities Index.

Principal Spectrum Tax-Advantaged Dividend Active ETF

Investment Advisor: Principal Global Investors, LLC
Sub-Advisor: Spectrum Asset Management, Inc.

Average Annual Total Returns* as of June 30, 2022
	1-Year	Since Inception	Inception Date
Principal Spectrum Tax-Advantaged Dividend Active ETF	-10.38%	0.67%	6/16/20

What contributed to or detracted from Fund performance during the fiscal year?

The investment seeks to provide current income. Under normal circumstances, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying securities at the time of purchase. Such securities include, without limitation, preferred securities and capital securities of U.S. and non-U.S. issuers. The fund invests significantly in securities that, at the time of issuance, are eligible to pay dividends that qualify for favorable U.S. federal income tax treatment, such as dividends treated as “qualified dividend income” (“QDI”) and qualified dividends from real estate investment trusts (“REITS”).

In a rising rate environment (U.S. Treasury 2 year yield increased 270 bps and the 10 year yield increased 154 bps), all industries held had negative returns. Cash was the best contributor as all investment sectors performed negatively. The top returning (least negative) sectors were Yankee Banking contingent convertibles sector -7.47% and $1,000 par Preferred Stock -11.21%.

The largest detractors were $25 par preferred stocks -15.01% and Bank Non-Viability Contingent Capital Additional Tier 1 -12.08%.

Principal Ultra-Short Active Income ETF

Investment Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of June 30, 2022
	1-Year	Since Inception	Inception Date
Principal Ultra-Short Active Income ETF	-1.40%	0.72%	4/24/19

What contributed to or detracted from Fund performance during the fiscal year?

The investment seeks to provide current income. The fund is an actively managed exchange-traded fund ("ETF") that seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in investment-grade bonds and other fixed income securities. The fund invests in fixed- and floating-rate securities. Under normal circumstances, the fund maintains an average effective maturity of three years or less and an average portfolio duration of one year or less.

Top contributors to performance during the fiscal year included out of benchmark allocation to energy, out of benchmark allocation to consumer non-cyclical, out of benchmark allocation to communications, out of benchmark allocation to auto backed asset-backed securities, and out of benchmark allocation to insurance.

Key negative detractors to performance during the fiscal year included out of benchmark allocation to banking, out of benchmark allocation to other asset-backed securities, out of benchmark allocation to capital goods, out of benchmark allocation to finance companies, and out of benchmark allocation to electric utilities.

Principal U.S. Large-Cap Adaptive Multi-Factor ETF

Investment Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of June 30, 2022
	1-Year	Since Inception	Inception Date
Principal U.S. Large-Cap Adaptive Multi-Factor ETF	-9.89%	-5.82%	5/19/21

What contributed to or detracted from Fund performance during the fiscal year?

The investment seeks long-term growth of capital. Under normal circumstances, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies with large market capitalizations at the time of purchase. As a result, changes in the value of a single investment could cause greater fluctuations in it's share price than would occur in a more diversified fund. The fund’s strategies may result in the active and frequent trading of its portfolio securities. It is non-diversified.

The Principal U.S. Large-Cap Adaptive Multi-Factor ETF outperformed the index over the last 12 months. Four of the eleven sectors within the index posted positive returns, led by energy and utilities. Devon Energy, Occidental Petroleum, and McKesson outperformed within the index, while our positioning in Walt Disney, PayPal, and Boeing contributed to performance.

The communication services and consumer discretionary sectors lagged during the period. PayPal, Carnival, and Netflix underperformed within the index, while our positioning in Chevron, Eli Lilly, and NextEra Energy detracted from performance.

Principal U.S. Mega-Cap ETF

Investment Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of June 30, 2022
	1-Year	Since Inception	Inception Date
Principal U.S. Mega-Cap ETF	-6.18%	10.37%	10/11/17

What contributed to or detracted from Fund performance during the fiscal year?

The investment seeks long-term growth of capital. Under normal circumstances, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies with very large ("mega") market capitalizations at the time of purchase. For this fund, companies with mega capitalizations are those with market capitalizations in the top 50th percentile of the S&P 500 Index at the time of purchase.

The Principal U.S. Mega-Cap ETF outperformed the index over the last 12 months. Four of the eleven sectors within the index posted positive returns, led by energy and healthcare. Chevron, Eli Lilly, and Exxon Mobil outperformed within the index, while our positioning in Pfizer, Danaher, and Costco Wholesale contributed to performance.

The communication services and consumer discretionary sectors lagged during the period. PayPal, Netflix, and Meta Platforms underperformed in the index, while our positioning in Advanced Micro Devices, Chevron, and Exxon Mobil detracted from performance.

**Effective June 10, 2022, the fund changed its primary broad-based index to the S&P 500 Index in connection with the fund’s change to an actively managed fund. Prior to that date, the fund was passively managed to correspond to the NASDAQ US Mega Cap Select Leaders Index.

Principal U.S. Small-Cap Adaptive Multi-Factor ETF

Investment Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of June 30, 2022
	1-Year	Since Inception	Inception Date
Principal U.S. Small-Cap Adaptive Multi-Factor ETF	-13.25%	-10.03%	5/19/21

What contributed to or detracted from Fund performance during the fiscal year?

The investment seeks long-term growth of capital. Under normal circumstances, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies with small market capitalizations at the time of purchase. For security selection and portfolio construction, Principal Global Investors, LLC ("PGI") uses a proprietary quantitative model. The fund’s strategies may result in the active and frequent trading of its portfolio securities.

The Principal U.S. Small-Cap Adaptive Multi-Factor ETF outperformed the index over the last 12 months. Two of the eleven sectors within the index posted positive returns, led by energy and utilities. Consol Energy, Lantheus Holdings, and PBF Energy outperformed within the index, while our positioning in NeoGenomics, LivePerson, and Crocs contributed to performance.

The consumer discretionary and healthcare sectors lagged during the period. Loyalty Ventures, Endo International, and SelectQuote underperformed within the index, while our positioning in Cytokinetics, Lantheus Holdings, and South Jersey Industries detracted from performance.

Principal U.S. Small-Cap Multi-Factor ETF

Investment Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of June 30, 2022
	1-Year	5-Year	Since Inception	Inception Date
Principal U.S. Small-Cap Multi-Factor ETF	-17.88%	7.06%	8.87%	9/21/16

What contributed to or detracted from Fund performance during the fiscal year?

The investment seeks investment results that closely correspond, before expenses, to the performance of the NASDAQ US Small Cap Select Leaders Index (the "parent index"). The fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that compose the index. The index uses a quantitative model designed to identify equity securities (including growth and value stock) of small-capitalization companies in the NASDAQ US Small Cap Index that exhibit potential for high degrees of value, quality growth, and strong momentum, while adjusting for liquidity and volatility.

The Principal U.S. Small-Cap Multi-Factor ETF performed in line with the NASDAQ US Small Cap Select Leaders Index. One of the eleven sectors within the index posted positive returns, led by utilities. Lantheus Holdings, Alpha Metallurgical Resources, and Preferred Apartment Communities outperformed within the index, while our positioning in Jackson Financial, Arch Resources, and Box contributed to performance.

The healthcare and consumer discretionary sectors lagged during the period. Loyalty Ventures, Eargo, andAkebia Therapeutics underperformed within the index, while our positioning in Sitio Royalties, Houlihan Lokey, and National Storage Affiliates detracted from performance.

Principal Value ETF

Investment Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of June 30, 2022
	1-Year	5-Year	Since Inception	Inception Date
Principal Value ETF	-5.58%	8.60%	9.90%	3/21/16

What contributed to or detracted from Fund performance during the fiscal year?

The investment seeks long-term growth of capital. Under normal circumstances, the fund primarily invests in equity securities, focusing on value stocks. For security selection and portfolio construction, Principal Global Investors, LLC ("PGI") uses a proprietary quantitative model designed to identify equity securities of mid- to large-capitalization companies in the S&P 500 Index that exhibit higher degrees of shareholder yield (meaning how much money a company distributes to shareholders through dividends and share repurchases).

The Principal Value ETF outperformed the index over the last twelve months. Four of the eleven sectors within the index posted positive returns, led by consumer staples and healthcare. McKesson, EOG Resources, and Quanta Services outperformed within the index, while our positioning in OneMain Holdings, SL Green Realty, and Dick’s Sporting Goods contributed to performance.

The consumer discretionary and real estate sectors lagged during the period. Qurate Retail, eXp World Holdings, and Synchrony Financial underperformed, while our positioning in Apple, Accenture, and Ross Stores detracted from performance.

**Effective June 24, 2022, the fund changed its primary broad-based index to the S&P 500 Index in connection with the fund’s change to an actively managed fund. Prior to that date, the fund was passively managed to correspond to the NASDAQ US Shareholder Yield Index.

	Statements of Assets and Liabilities
	Principal Exchange-Traded Funds
	June 30, 2022

						Principal
				Principal		International
		Principal		Healthcare		Adaptive
		Active High		Innovators		Multi-Factor
		Yield ETF (a)		ETF (b)		ETF
Investment in securities — at cost		$248,132,561		$97,414,719		$17,795,865
Investment in affiliated funds — at cost		$5,781,485		$1,097,187		$—
Foreign currency — at cost		$—		$—		$48,469
Assets
Investment in securities — at value		$215,412,273	(c)	$53,287,781	(c)	$14,094,953
Investment in affiliated funds — at value		5,781,485		1,097,187		—
Foreign currency — at value		—		—		48,501
Receivables:
Dividends		20,486		144		72,481
Interest		3,726,082		—		—
Securities lending income		2,490		5,534		—
Investment securities sold		3,171,861		—		—
	Total Assets	228,114,677		54,390,646		14,215,935

Liabilities
Accrued management and investment advisory fees		68,763		18,304		2,987
Payables:
Investment securities purchased		3,489,488		—		11,482
Collateral obligation on securities loaned — at value		5,781,485		1,097,187		—
	Total Liabilities	9,339,736		1,115,491		14,469
Net Assets Applicable to Outstanding Shares		$218,774,941		$53,275,155		$14,201,466

Net Assets Consist of:
Capital shares and additional paid-in-capital		$262,211,544		$105,260,173		$24,778,232
Total distributable earnings (accumulated loss)		(43,436,603)		(51,985,018)		(10,576,766)
	Total Net Assets	$218,774,941		$53,275,155		$14,201,466

Net Asset Value Per Share:
Net assets		$218,774,941		$53,275,155		$14,201,466
Shares issued and outstanding		12,350,000		1,650,001		700,001
Net asset value per share		$17.71		$32.29		$20.29

(a)	Effective September 1, 2021, Principal Active Income ETF changed its name to Principal Active High Yield ETF.
(b)	Effective October 29, 2021, Principal Healthcare Innovators Index ETF changed its name to Principal Healthcare Innovators ETF.
(c)	Includes fair market value of securities loaned, see 'Securities Lending' in Notes to Financial Statements.

See accompanying notes.

Statements of Assets and Liabilities
Principal Exchange-Traded Funds
June 30, 2022

	Principal
	Investment
	Grade		Principal
	Corporate		Millennials		Principal
	Active ETF		ETF (a)		Quality ETF
Investment in securities — at cost	$433,268,736		$34,418,820		$46,760,329
Investment in affiliated funds — at cost	$1,398,980		$988,500		$—
Foreign currency — at cost	$—		$3,832		$—
Assets
Investment in securities — at value	$365,297,483	(b)	$23,587,655	(b)	$45,463,858
Investment in affiliated funds — at value	1,398,980		988,500		—
Foreign currency — at value	—		3,852		—
Cash	18,820		—		—
Deposits with counterparty	99,850		—		—
Receivables:
Dividends	4,942		22,158		30,810
Interest	3,679,956		—		—
Securities lending income	571		2,272		—
Total Assets	370,500,602		24,604,437		45,494,668

Liabilities
Accrued management and investment advisory fees	58,905		8,886		5,718
Payables:
Variation margin on financial derivative instruments	16,412		—		—
Collateral obligation on securities loaned — at value	1,398,980		988,500		—
Total Liabilities	1,474,297		997,386		5,718
Net Assets Applicable to Outstanding Shares	$369,026,305		$23,607,051		$45,488,950

Net Assets Consist of:
Capital shares and additional paid-in-capital	$445,058,964		$43,148,046		$59,000,696
Total distributable earnings (accumulated loss)	(76,032,659)		(19,540,995)		(13,511,746)
Total Net Assets	$369,026,305		$23,607,051		$45,488,950

Net Asset Value Per Share:
Net assets	$369,026,305		$23,607,051		$45,488,950
Shares issued and outstanding	16,900,001		600,001		950,001
Net asset value per share	$21.84		$39.35		$47.88

(a)	Effective October 29, 2021, Principal Millennials Index ETF changed its name to Principal Millennials ETF.
(b)	Includes fair market value of securities loaned, see 'Securities Lending' in Notes to Financial Statements.

See accompanying notes.

	Statements of Assets and Liabilities
	Principal Exchange-Traded Funds
	June 30, 2022

			Principal		Principal
		Principal Real	Spectrum		Spectrum Tax-
		Estate Active	Preferred		Advantaged
		Opportunities	Securities		Dividend
		ETF	Active ETF		Active ETF
Investment in securities — at cost		$5,520,340	$394,612,649		$22,755,435
Investment in affiliated funds — at cost		$—	$2,707,203		$—
Assets
Investment in securities — at value		$5,368,606	$341,484,797	(a)	$20,881,858
Investment in affiliated funds — at value		—	2,707,203		—
Cash		26	10,913		6,165
Deposits with counterparty		—	—		17,285
Receivables:
Dividends		23,884	6,969		18,143
Interest		—	3,610,799		175,208
Securities lending income		—	2,400		—
	Total Assets	5,392,516	347,823,081		21,098,659

Liabilities
Accrued management and investment advisory fees		2,919	159,104		10,573
Payables:
Collateral obligation on securities loaned — at value		—	2,707,203		—
	Total Liabilities	2,919	2,866,307		10,573
Net Assets Applicable to Outstanding Shares		$5,389,597	$344,956,774		$21,088,086

Net Assets Consist of:
Capital shares and additional paid-in-capital		$5,497,549	$406,851,392		$23,199,789
Total distributable earnings (accumulated loss)		(107,952)	(61,894,618)		(2,111,703)
	Total Net Assets	$5,389,597	$344,956,774		$21,088,086

Net Asset Value Per Share:
Net assets		$5,389,597	$344,956,774		$21,088,086
Shares issued and outstanding		220,001	20,050,005		1,150,001
Net asset value per share		$24.50	$17.20		$18.34

(a)	Includes fair market value of securities loaned, see 'Securities Lending' in Notes to Financial Statements.

  See accompanying notes.

Statements of Assets and Liabilities
Principal Exchange-Traded Funds
June 30, 2022

			Principal U.S.
	Principal		Large-Cap
	Ultra-Short		Adaptive
	Active Income		Multi-Factor	Principal U.S.
	ETF		ETF	Mega-Cap ETF
Investment in securities — at cost	$8,518,753		$15,797,878	$1,364,664,391
Investment in affiliated funds — at cost	$66,468		$—	$—
Assets
Investment in securities — at value	$8,417,784	(a)	$12,738,211	$1,366,776,284
Investment in affiliated funds — at value	66,468		—	—
Receivables:
Dividends	374		13,078	778,326
Interest	21,513		—	—
Securities lending income	88		—	—
Fund shares sold	—		—	3,693,690
Expense reimbursement from Advisor	—		—	34,625
Total Assets	8,506,227		12,751,289	1,371,282,925

Liabilities
Accrued management and investment advisory fees	1,249		1,700	173,126
Payables:
Investment securities purchased	—		—	3,682,951
Collateral obligation on securities loaned — at value	66,468		—	—
Total Liabilities	67,717		1,700	3,856,077
Net Assets Applicable to Outstanding Shares	$8,438,510		$12,749,589	$1,367,426,848

Net Assets Consist of:
Capital shares and additional paid-in-capital	$8,799,636		$20,169,800	$1,426,990,456
Total distributable earnings (accumulated loss)	(361,126)		(7,420,211)	(59,563,608)
Total Net Assets	$8,438,510		$12,749,589	$1,367,426,848

Net Asset Value Per Share:
Net assets	$8,438,510		$12,749,589	$1,367,426,848
Shares issued and outstanding	350,001		550,001	37,350,001
Net asset value per share	$24.11		$23.18	$36.61

(a) Includes fair market value of securities loaned, see 'Securities Lending' in Notes to Financial Statements.

See accompanying notes.

	Statements of Assets and Liabilities
	Principal Exchange-Traded Funds
	June 30, 2022

		Principal U.S.
		Small-Cap	Principal U.S.
		Adaptive	Small-Cap
		Multi-Factor	Multi-Factor		Principal Value
		ETF	ETF		ETF
Investment in securities — at cost		$5,885,284	$722,766,828		$220,734,530
Investment in affiliated funds — at cost		$—	$5,359,834		$—
Assets
Investment in securities — at value		$5,455,284	$615,853,652	(a)	$215,536,678
Investment in affiliated funds — at value		—	5,359,834		—
Receivables:
Dividends		7,347	817,033		402,390
Securities lending income		—	5,176		332
Investment securities sold		1,496	—		7,743,636
	Total Assets	5,464,127	622,035,695		223,683,036

Liabilities
Accrued management and investment advisory fees		882	200,402		28,492
Fund shares redeemed		—	—		7,779,287
Payables:
Investment securities purchased		—	210,941		—
Collateral obligation on securities loaned — at value		—	5,359,834		—
	Total Liabilities	882	5,771,177		7,807,779
Net Assets Applicable to Outstanding Shares		$5,463,245	$616,264,518		$215,875,257

Net Assets Consist of:
Capital shares and additional paid-in-capital		$6,262,759	$868,526,604		$246,907,473
Total distributable earnings (accumulated loss)		(799,514)	(252,262,086)		(31,032,216)
	Total Net Assets	$5,463,245	$616,264,518		$215,875,257

Net Asset Value Per Share:
Net assets		$5,463,245	$616,264,518		$215,875,257
Shares issued and outstanding		250,001	16,200,001		5,550,001
Net asset value per share		$21.85	$38.04		$38.90

(a)	Includes fair market value of securities loaned, see 'Securities Lending' in Notes to Financial Statements.

  See accompanying notes.

Statements of Operations
Principal Exchange-Traded Funds
Year Ended June 30, 2022

			Principal
		Principal	International
	Principal	Healthcare	Adaptive
	Active High	Innovators	Multi-Factor
	Yield ETF (a)	ETF (b)	ETF
Net Investment Income (Loss)
Income:
Dividend	$169,716	$74,127	$2,469,627
Withholding tax	(719)	—	(233,960)
Interest	11,138,594	—	5,211
Securities lending — net	10,886	61,431	—
Total Income	11,318,477	135,558	2,240,878

Expenses:
Management and investment advisory fees	947,585	428,742	203,476
Total Expenses	947,585	428,742	203,476
Net Investment Income (Loss)	10,370,892	(293,184)	2,037,402

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment transactions	4,728,128	(5,201,594)	(7,207,574)
In-kind redemptions	17,960,383	9,993,881	(1,836,920)
Foreign currency transactions	(478)	—	(17,985)
Change in unrealized appreciation (depreciation) of:
Investments	(58,007,682)	(65,363,644)	(2,675,318)
Foreign currency transactions	247	—	(1,768)
Net Realized and Unrealized Gain (Loss)	(35,319,402)	(60,571,357)	(11,739,565)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(24,948,510)	$(60,864,541)	$(9,702,163)

(a)	Effective September 1, 2021, Principal Active Income ETF changed its name to Principal Active High Yield ETF.
(b)	Effective October 29, 2021, Principal Healthcare Innovators Index ETF changed its name to Principal Healthcare Innovators ETF.

See accompanying notes.

Statements of Operations
Principal Exchange-Traded Funds
Year Ended June 30, 2022

	Principal
	Investment
	Grade	Principal
	Corporate	Millennials	Principal
	Active ETF	ETF (a)	Quality ETF
Net Investment Income (Loss)
Income:
Dividend	$8,952	$3,493,490	$1,012,196
Withholding tax	—	(423,627)	—
Interest	12,380,857	—	—
Securities lending — net	9,134	160,981	—
Total Income	12,398,943	3,230,844	1,012,196

Expenses:
Management and investment advisory fees	851,728	344,800	120,921
Total Expenses	851,728	344,800	120,921
Net Investment Income (Loss)	11,547,215	2,886,044	891,275

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment transactions	(5,453,921)	(6,869,200)	(10,918,320)
In-kind redemptions	(1,174,255)	(7,806,259)	5,366,899
Foreign currency transactions	—	(9,843)	—
Futures contracts	1,547,179	—	—
Change in unrealized appreciation (depreciation) of:
Investments	(76,291,632)	(22,104,756)	(3,671,471)
Futures contracts	131,975	—	—
Foreign currency transactions	—	(221)	—
Net Realized and Unrealized Gain (Loss)	(81,240,654)	(36,790,279)	(9,222,892)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(69,693,439)	$(33,904,235)	$(8,331,617)

(a) Effective October 29, 2021, Principal Millennials Index ETF changed its name to Principal Millennials ETF.

See accompanying notes.

Statements of Operations
Principal Exchange-Traded Funds
Year Ended June 30, 2022

		Principal	Principal
	Principal Real	Spectrum	Spectrum Tax-
	Estate Active	Preferred	Advantaged
	Opportunities	Securities	Dividend
	ETF (a)	Active ETF	Active ETF
Net Investment Income (Loss)
Income:
Dividend	$25,669	$13,223	$147,098
Interest	—	15,117,718	933,334
Securities lending — net	—	37,199	—
Total Income	25,669	15,168,140	1,080,432

Expenses:
Management and investment advisory fees	4,009	2,201,398	138,109
Total Expenses	4,009	2,201,398	138,109
Net Investment Income (Loss)	21,660	12,966,742	942,323

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment transactions	22,299	(852,146)	25,207
In-kind redemptions	—	(931,604)	—
Futures contracts	—	—	(16,532)
Written options	—	—	20,220
Change in unrealized appreciation (depreciation) of:
Investments	(151,734)	(66,719,754)	(3,438,648)
Net Realized and Unrealized Gain (Loss)	(129,435)	(68,503,504)	(3,409,753)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(107,775)	$(55,536,762)	$(2,467,430)

(a) Period from May 18, 2022, date operations commenced, through June 30, 2022.

See accompanying notes.

Statements of Operations
Principal Exchange-Traded Funds
Year Ended June 30, 2022

		Principal U.S.
	Principal	Large-Cap
	Ultra-Short	Adaptive
	Active Income	Multi-Factor	Principal U.S.
	ETF	ETF	Mega-Cap ETF
Net Investment Income (Loss)
Income:
Dividend	$844	$1,295,546	$31,723,023
Withholding tax	—	(178)	—
Interest	61,463	—	—
Securities lending — net	698	—	—
Total Income	63,005	1,295,368	31,723,023

Expenses:
Management and investment advisory fees	15,266	145,015	2,689,770
Total Gross Expenses	15,266	145,015	2,689,770
Less: Reimbursement from Advisor	—	—	(537,954)
Total Net Expenses	15,266	145,015	2,151,816
Net Investment Income (Loss)	47,739	1,150,353	29,571,207

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment transactions	(54,767)	(4,552,215)	(4,242,880)
In-kind redemptions	—	740,379	322,871,885
Change in unrealized appreciation (depreciation) of:
Investments	(112,386)	(3,432,631)	(388,433,052)
Net Realized and Unrealized Gain (Loss)	(167,153)	(7,244,467)	(69,804,047)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(119,414)	$(6,094,114)	$(40,232,840)

See accompanying notes.

Statements of Operations
Principal Exchange-Traded Funds
Year Ended June 30, 2022

	Principal U.S.
	Small-Cap	Principal U.S.
	Adaptive	Small-Cap
	Multi-Factor	Multi-Factor	Principal Value
	ETF	ETF	ETF
Net Investment Income (Loss)
Income:
Dividend	$108,715	$20,014,019	$4,836,705
Withholding tax	(128)	(7,396)	(1,093)
Securities lending — net	—	331,237	3,508
Total Income	108,587	20,337,860	4,839,120

Expenses:
Management and investment advisory fees	11,876	4,417,238	181,310
Total Expenses	11,876	4,417,238	181,310
Net Investment Income (Loss)	96,711	15,920,622	4,657,810

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment transactions	(365,590)	(60,348,864)	(26,388,114)
In-kind redemptions	—	240,184,248	9,262,686
Change in unrealized appreciation (depreciation) of:
Investments	(561,664)	(330,521,307)	(7,994,936)
Net Realized and Unrealized Gain (Loss)	(927,254)	(150,685,923)	(25,120,364)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(830,543)	$(134,765,301)	$(20,462,554)

  See accompanying notes.

Statement of Changes in Net Assets
Principal Exchange-Traded Funds

	Principal Active High Yield ETF (a)
	Year ended	Year ended
	June 30, 2022	June 30, 2021
Operations
Net investment income (loss)	$10,370,892	$9,199,173
Net realized gain (loss)	22,688,033	(6,479,099)
Change in unrealized appreciation (depreciation)	(58,007,435)	42,205,061
Net Increase (Decrease) in Net Assets Resulting from Operations	(24,948,510)	44,925,135

Dividends to Shareholders
From net investment income and net realized gain on investments	(11,667,484)	(9,881,656)
Total Dividends	(11,667,484)	(9,881,656)

Capital Share Transactions
Net increase (decrease) in capital share transactions	22,948,323	(72,696,915)
Total Increase (Decrease) in Net Assets	(13,667,671)	(37,653,436)

Net Assets
Beginning of year	232,442,612	270,096,048
End of year	$218,774,941	$232,442,612

Capital Share Transactions
Dollars:
Sold	$102,653,195	$2,059,299
Redeemed	(79,704,872)	(74,756,214)
Net Increase (Decrease)	$22,948,323	$(72,696,915)
Shares:
Sold	3,700,000	100,000	(b)
Redeemed	(2,500,000)	(3,900,000	) (b)
Net Increase (Decrease)	1,200,000	(3,800,000)

(a)	Effective September 1, 2021, Principal Active Income ETF changed its name to Principal Active High Yield ETF.
(b)	Reflects a 2 to 1 stock split effective after the close of trading on August 30, 2021, see Notes to Financial Statements.

  See accompanying notes.

Statement of Changes in Net Assets
Principal Exchange-Traded Funds

	Principal Healthcare Innovators ETF (a)
	Year ended	Year ended
	June 30, 2022	June 30, 2021
Operations
Net investment income (loss)	$(293,184)	$(372,510)
Net realized gain (loss)	4,792,287	28,979,751
Change in unrealized appreciation (depreciation)	(65,363,644)	6,955,733
Net Increase (Decrease) in Net Assets Resulting from Operations	(60,864,541)	35,562,974

Dividends to Shareholders
From net investment income and net realized gain on investments	(861,124)	(527,787)
Total Dividends	(861,124)	(527,787)

Capital Share Transactions
Net increase (decrease) in capital share transactions	(61,196,542)	45,823,914
Total Increase (Decrease) in Net Assets	(122,922,207)	80,859,101

Net Assets
Beginning of year	176,197,362	95,338,261
End of year	$53,275,155	$176,197,362

Capital Share Transactions
Dollars:
Sold	$2,777,910	$111,095,936
Redeemed	(63,974,452)	(65,272,022)
Net Increase (Decrease)	$(61,196,542)	$45,823,914
Shares:
Sold	50,000	1,900,000
Redeemed	(1,300,000)	(1,150,000)
Net Increase (Decrease)	(1,250,000)	750,000

(a)	Effective October 29, 2021, Principal Healthcare Innovators Index ETF changed its name to Principal Healthcare Innovators ETF.

  See accompanying notes.

Statement of Changes in Net Assets
Principal Exchange-Traded Funds

	Principal International Adaptive Multi-
	Factor ETF
	Year ended	Period ended
	June 30, 2022	June 30, 2021 (a)
Operations
Net investment income (loss)	$2,037,402	$67,312
Net realized gain (loss)	(9,062,479)	13,912
Change in unrealized appreciation (depreciation)	(2,677,086)	(1,026,037)
Net Increase (Decrease) in Net Assets Resulting from Operations	(9,702,163)	(944,813)

Dividends to Shareholders
From net investment income and net realized gain on investments	(1,862,278)	—
Total Dividends	(1,862,278)	—

Capital Share Transactions
Net increase (decrease) in capital share transactions	(21,352,130)	48,062,850
Total Increase (Decrease) in Net Assets	(32,916,571)	47,118,037

Net Assets
Beginning of period	47,118,037	—
End of period	$14,201,466	$47,118,037

Capital Share Transactions
Dollars:
Sold	$133,715,469	$48,062,850
Redeemed	(155,067,599)	—
Net Increase (Decrease)	$(21,352,130)	$48,062,850
Shares:
Sold	5,400,000	1,900,001
Redeemed	(6,600,000)	—
Net Increase (Decrease)	(1,200,000)	1,900,001

(a)	Period from May 26, 2021, date operations commenced, through June 30, 2021.

  See accompanying notes.

Statement of Changes in Net Assets
Principal Exchange-Traded Funds

	Principal Investment Grade Corporate
	Active ETF
	Year ended	Year ended
	June 30, 2022	June 30, 2021
Operations
Net investment income (loss)	$11,547,215	$7,616,986
Net realized gain (loss)	(5,080,997)	3,895,398
Change in unrealized appreciation (depreciation)	(76,159,657)	403,989
Net Increase (Decrease) in Net Assets Resulting from Operations	(69,693,439)	11,916,373

Dividends to Shareholders
From net investment income and net realized gain on investments	(15,584,122)	(14,392,204)
Total Dividends	(15,584,122)	(14,392,204)

Capital Share Transactions
Net increase (decrease) in capital share transactions	(26,967,396)	373,054,558
Total Increase (Decrease) in Net Assets	(112,244,957)	370,578,727

Net Assets
Beginning of year	481,271,262	110,692,535
End of year	$369,026,305	$481,271,262

Capital Share Transactions
Dollars:
Sold	$37,903,794	$383,550,803
Redeemed	(64,871,190)	(10,496,245)
Net Increase (Decrease)	$(26,967,396)	$373,054,558
Shares:
Sold	1,500,000	14,250,000
Redeemed	(2,600,000)	(400,000)
Net Increase (Decrease)	(1,100,000)	13,850,000

  See accompanying notes.

Statement of Changes in Net Assets
Principal Exchange-Traded Funds

	Principal Millennials ETF (a)
	Year ended	Year ended
	June 30, 2022	June 30, 2021
Operations
Net investment income (loss)	$2,886,044	$331,354
Net realized gain (loss)	(14,685,302)	21,712,308
Change in unrealized appreciation (depreciation)	(22,104,977)	7,404,266
Net Increase (Decrease) in Net Assets Resulting from Operations	(33,904,235)	29,447,928

Dividends to Shareholders
From net investment income and net realized gain on investments	(2,817,266)	(481,261)
Total Dividends	(2,817,266)	(481,261)

Capital Share Transactions
Net increase (decrease) in capital share transactions	(66,070,744)	71,724,249
Total Increase (Decrease) in Net Assets	(102,792,245)	100,690,916

Net Assets
Beginning of year	126,399,296	25,708,380
End of year	$23,607,051	$126,399,296

Capital Share Transactions
Dollars:
Sold	$45,979,391	$147,097,949
Redeemed	(112,050,135)	(75,373,700)
Net Increase (Decrease)	$(66,070,744)	$71,724,249
Shares:
Sold	800,000	2,550,000
Redeemed	(2,100,000)	(1,250,000)
Net Increase (Decrease)	(1,300,000)	1,300,000

(a)	Effective October 29, 2021, Principal Millennials Index ETF changed its name to Principal Millennials ETF.

  See accompanying notes.

Statement of Changes in Net Assets
Principal Exchange-Traded Funds

	Principal Quality ETF
	Year ended	Year ended
	June 30, 2022	June 30, 2021
Operations
Net investment income (loss)	$891,275	$380,155
Net realized gain (loss)	(5,551,421)	7,418,259
Change in unrealized appreciation (depreciation)	(3,671,471)	1,633,115
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,331,617)	9,431,529

Dividends to Shareholders
From net investment income and net realized gain on investments	(811,956)	(296,923)
Total Dividends	(811,956)	(296,923)

Capital Share Transactions
Net increase (decrease) in capital share transactions	(3,853,104)	31,399,812
Total Increase (Decrease) in Net Assets	(12,996,677)	40,534,418

Net Assets
Beginning of year	58,485,627	17,951,209
End of year	$45,488,950	$58,485,627

Capital Share Transactions
Dollars:
Sold	$144,698,544	$83,793,358
Redeemed	(148,551,648)	(52,393,546)
Net Increase (Decrease)	$(3,853,104)	$31,399,812
Shares:
Sold	2,600,000	1,700,000
Redeemed	(2,750,000)	(1,050,000)
Net Increase (Decrease)	(150,000)	650,000

  See accompanying notes.

Statement of Changes in Net Assets
Principal Exchange-Traded Funds

Principal Real
Estate Active
Opportunities ETF
Period ended
June 30, 2022 (a)
Operations
Net investment income (loss)	$21,660
Net realized gain (loss)	22,299
Change in unrealized appreciation (depreciation)	(151,734)
Net Increase (Decrease) in Net Assets Resulting from Operations	(107,775)

Capital Share Transactions
Net increase (decrease) in capital share transactions	5,497,372
Total Increase (Decrease) in Net Assets	5,389,597

Net Assets
Beginning of period	—
End of period	$5,389,597

Capital Share Transactions
Dollars:
Sold	$5,497,372
Redeemed	—
Net Increase (Decrease)	$5,497,372
Shares:
Sold	220,001
Redeemed	—
Net Increase (Decrease)	220,001

(a)	Period from May 18, 2022, date operations commenced, through June 30, 2022.

  See accompanying notes.

Statement of Changes in Net Assets
Principal Exchange-Traded Funds

	Principal Spectrum Preferred Securities
	Active ETF
	Year ended	Year ended
	June 30, 2022	June 30, 2021
Operations
Net investment income (loss)	$12,966,742	$8,156,646
Net realized gain (loss)	(1,783,750)	550,789
Change in unrealized appreciation (depreciation)	(66,719,754)	13,134,839
Net Increase (Decrease) in Net Assets Resulting from Operations	(55,536,762)	21,842,274

Dividends to Shareholders
From net investment income and net realized gain on investments	(16,461,144)	(9,608,037)
Total Dividends	(16,461,144)	(9,608,037)

Capital Share Transactions
Net increase (decrease) in capital share transactions	53,621,546	211,103,817
Total Increase (Decrease) in Net Assets	(18,376,360)	223,338,054

Net Assets
Beginning of year	363,333,134	139,995,080
End of year	$344,956,774	$363,333,134

Capital Share Transactions
Dollars:
Sold	$119,885,173	$211,103,817
Redeemed	(66,263,627)	—
Net Increase (Decrease)	$53,621,546	$211,103,817
Shares:
Sold	5,950,000	10,350,000
Redeemed	(3,500,000)	—
Net Increase (Decrease)	2,450,000	10,350,000

  See accompanying notes.

Statement of Changes in Net Assets
Principal Exchange-Traded Funds

Principal Spectrum Tax-Advantaged
	Dividend Active ETF
Year ended		Year ended
June 30, 2022		June 30, 2021
Operations
Net investment income (loss)	$942,323	$919,696
Net realized gain (loss)	28,895	129,559
Change in unrealized appreciation (depreciation)	(3,438,648)	1,712,911
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,467,430)	2,762,166

Dividends to Shareholders
From net investment income and net realized gain on investments	(1,220,956)	(1,062,462)
Total Dividends	(1,220,956)	(1,062,462)

Capital Share Transactions
Net increase (decrease) in capital share transactions	2,129,041	1,000,132
Total Increase (Decrease) in Net Assets	(1,559,345)	2,699,836

Net Assets
Beginning of year	22,647,431	19,947,595
End of year	$21,088,086	$22,647,431

Capital Share Transactions
Dollars:
Sold	$2,129,041	$1,000,132
Redeemed	—	—
Net Increase (Decrease)	$2,129,041	$1,000,132
Shares:
Sold	100,000	50,000
Redeemed	—	—
Net Increase (Decrease)	100,000	50,000

  See accompanying notes.

Statement of Changes in Net Assets
Principal Exchange-Traded Funds

Principal Ultra-Short Active Income
		ETF
Year ended			Year ended
June 30, 2022		June 30, 2021
Operations
Net investment income (loss)	$47,739		$89,020
Net realized gain (loss)	(54,767)		13,955
Change in unrealized appreciation (depreciation)	(112,386)		(32,874)
Net Increase (Decrease) in Net Assets Resulting from Operations	(119,414)		70,101

Dividends to Shareholders
From net investment income and net realized gain on investments	(97,102)		(215,987)
Total Dividends	(97,102)		(215,987)

Capital Share Transactions
Net increase (decrease) in capital share transactions	(1,993)		(3,706,573)
Total Increase (Decrease) in Net Assets	(218,509)		(3,852,459)

Net Assets
Beginning of year	8,657,019		12,509,478
End of year	$8,438,510		$8,657,019

Capital Share Transactions
Dollars:
Sold	$1,209,257		$1,238,181
Redeemed	(1,211,250)		(4,944,754)
Net Increase (Decrease)	$(1,993)		$(3,706,573)
Shares:
Sold	50,000		50,000
Redeemed	(50,000)		(200,000)
Net Increase (Decrease)	—		(150,000)

  See accompanying notes.

Statement of Changes in Net Assets
Principal Exchange-Traded Funds

	Principal U.S. Large-Cap Adaptive
	Multi-Factor ETF
	Year ended	Period ended
	June 30, 2022	June 30, 2021 (a)
Operations
Net investment income (loss)	$1,150,353	$15,311
Net realized gain (loss)	(3,811,836)	110
Change in unrealized appreciation (depreciation)	(3,432,631)	372,964
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,094,114)	388,385

Dividends to Shareholders
From net investment income and net realized gain on investments	(1,000,323)	—
Total Dividends	(1,000,323)	—

Capital Share Transactions
Net increase (decrease) in capital share transactions	(9,997,947)	29,453,588
Total Increase (Decrease) in Net Assets	(17,092,384)	29,841,973

Net Assets
Beginning of period	29,841,973	—
End of period	$12,749,589	$29,841,973

Capital Share Transactions
Dollars:
Sold	$172,626,760	$29,453,588
Redeemed	(182,624,707)	—
Net Increase (Decrease)	$(9,997,947)	$29,453,588
Shares:
Sold	6,400,000	1,150,001
Redeemed	(7,000,000)	—
Net Increase (Decrease)	(600,000)	1,150,001

(a)	Period from May 19, 2021, date operations commenced, through June 30, 2021.

  See accompanying notes.

Statement of Changes in Net Assets
Principal Exchange-Traded Funds

	Principal U.S. Mega-Cap ETF
	Year ended	Year ended
	June 30, 2022	June 30, 2021
Operations
Net investment income (loss)	$29,571,207	$28,827,265
Net realized gain (loss)	318,629,005	192,160,118
Change in unrealized appreciation (depreciation)	(388,433,052)	284,619,935
Net Increase (Decrease) in Net Assets Resulting from Operations	(40,232,840)	505,607,318

Dividends to Shareholders
From net investment income and net realized gain on investments	(31,378,545)	(27,303,682)
Total Dividends	(31,378,545)	(27,303,682)

Capital Share Transactions
Net increase (decrease) in capital share transactions	(519,025,943)	(25,285,343)
Total Increase (Decrease) in Net Assets	(590,637,328)	453,018,293

Net Assets
Beginning of year	1,958,064,176	1,505,045,883
End of year	$1,367,426,848	$1,958,064,176

Capital Share Transactions
Dollars:
Sold	$564,035,727	$526,851,840
Redeemed	(1,083,061,670)	(552,137,183)
Net Increase (Decrease)	$(519,025,943)	$(25,285,343)
Shares:
Sold	13,400,000	14,150,000
Redeemed	(25,400,000)	(14,900,000)
Net Increase (Decrease)	(12,000,000)	(750,000)

  See accompanying notes.

Statement of Changes in Net Assets
Principal Exchange-Traded Funds

Principal U.S. Small-Cap Adaptive
	Multi-Factor ETF
Year ended		Period ended
June 30, 2022		June 30, 2021 (a)
Operations
Net investment income (loss)	$96,711	$6,980
Net realized gain (loss)	(365,590)	1,295
Change in unrealized appreciation (depreciation)	(561,664)	131,664
Net Increase (Decrease) in Net Assets Resulting from Operations	(830,543)	139,939

Dividends to Shareholders
From net investment income and net realized gain on investments	(108,910)	—
Total Dividends	(108,910)	—

Capital Share Transactions
Net increase (decrease) in capital share transactions	—	6,262,759
Total Increase (Decrease) in Net Assets	(939,453)	6,402,698

Net Assets
Beginning of period	6,402,698	—
End of period	$5,463,245	$6,402,698

Capital Share Transactions
Dollars:
Sold	$—	$6,262,759
Redeemed	—	—
Net Increase (Decrease)	$—	$6,262,759
Shares:
Sold	—	250,001
Redeemed	—	—
Net Increase (Decrease)	—	250,001

(a)	Period from May 19, 2021, date operations commenced, through June 30, 2021.

  See accompanying notes.

Statement of Changes in Net Assets
Principal Exchange-Traded Funds

	Principal U.S. Small-Cap Multi-Factor
		ETF
	Year ended		Year ended
	June 30, 2022	June 30, 2021
Operations
Net investment income (loss)	$15,920,622		$13,278,051
Net realized gain (loss)	179,835,384		186,577,277
Change in unrealized appreciation (depreciation)	(330,521,307)		264,338,863
Net Increase (Decrease) in Net Assets Resulting from Operations	(134,765,301)		464,194,191

Dividends to Shareholders
From net investment income and net realized gain on investments	(17,721,353)		(10,376,768)
Total Dividends	(17,721,353)		(10,376,768)

Capital Share Transactions
Net increase (decrease) in capital share transactions	(859,252,127)		845,880,659
Total Increase (Decrease) in Net Assets	(1,011,738,781)		1,299,698,082

Net Assets
Beginning of year	1,628,003,299		328,305,217
End of year	$616,264,518		$1,628,003,299

Capital Share Transactions
Dollars:
Sold	$472,542,832		$1,451,694,258
Redeemed	(1,331,794,959)		(605,813,599)
Net Increase (Decrease)	$(859,252,127)		$845,880,659
Shares:
Sold	10,150,000		36,050,000
Redeemed	(28,650,000)		(13,350,000)
Net Increase (Decrease)	(18,500,000)		22,700,000

See accompanying notes.

Statement of Changes in Net Assets
Principal Exchange-Traded Funds

	Principal Value ETF
	Year ended	Year ended
	June 30, 2022	June 30, 2021
Operations
Net investment income (loss)	$4,657,810	$826,275
Net realized gain (loss)	(17,125,428)	7,607,296
Change in unrealized appreciation (depreciation)	(7,994,936)	1,803,600
Net Increase (Decrease) in Net Assets Resulting from Operations	(20,462,554)	10,237,171

Dividends to Shareholders
From net investment income and net realized gain on investments	(2,251,380)	(700,888)
Total Dividends	(2,251,380)	(700,888)

Capital Share Transactions
Net increase (decrease) in capital share transactions	194,090,855	3,055,086
Total Increase (Decrease) in Net Assets	171,376,921	12,591,369

Net Assets
Beginning of year	44,498,336	31,906,967
End of year	$215,875,257	$44,498,336

Capital Share Transactions
Dollars:
Sold	$371,175,106	$38,529,990
Redeemed	(177,084,251)	(35,474,904)
Net Increase (Decrease)	$194,090,855	$3,055,086
Shares:
Sold	8,700,000	950,000
Redeemed	(4,200,000)	(1,050,000)
Net Increase (Decrease)	4,500,000	(100,000)

See accompanying notes.

Notes to Financial Statements
Principal Exchange-Traded Funds
June 30, 2022

1. Organization

The Principal Exchange-Traded Funds (the “Trust”) is a statutory trust organized under the laws of the State of Delaware in 2013 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of fifteen series, Principal Active High Yield ETF, Principal Healthcare Innovators ETF, Principal International Adaptive Multi-Factor ETF, Principal Investment Grade Corporate Active ETF, Principal Millennials ETF, Principal Quality ETF, Principal Real Estate Active Opportunities ETF, Principal Spectrum Preferred Securities Active ETF, Principal Spectrum Tax-Advantaged Dividend Active ETF, Principal Ultra-Short Active Income ETF, Principal U.S. Large-Cap Adaptive Multi-Factor ETF, Principal U.S. Mega-Cap ETF, Principal U.S. Small-Cap Adaptive Multi-Factor ETF, Principal U.S. Small-Cap Multi-Factor ETF and Principal Value ETF (collectively, the “Funds” and individually, a “Fund”). The shares of the Funds are referred to herein as “Shares”.

Each of the Funds is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The Funds have not provided financial support and are not contractually required to provide financial support to any investee.

The Trust issues and redeems Shares at net asset value (“NAV”) only with Authorized Participants (“APs”) and only in aggregations of 50,000 Shares with the exception of Principal International Adaptive Multi-Factor ETF and Principal Real Estate Active Opportunities ETF which are issued and redeemed in aggregations of 100,000 shares and 20,000 shares, respectively (each a “Creation Unit” or multiples thereof “Creation Unit Aggregations”), which is subject to change. The Trust issues and redeems Creation Unit Aggregations in exchange for portfolio securities and/or cash, plus a fixed and/or variable transaction fee.

Shares trade on exchanges at market prices that may be below, at, or above NAV. Shares are listed on the respective exchanges as listed below:

Fund	Exchange
Principal Active High Yield ETF	NYSE Arca
Principal Healthcare Innovators ETF	The Nasdaq Stock Market LLC
Principal International Adaptive Multi-Factor ETF	Cboe BZX Exchange, Inc.
Principal Investment Grade Corporate Active ETF	NYSE Arca
Principal Millennials ETF	The Nasdaq Stock Market LLC
Principal Quality ETF	The Nasdaq Stock Market LLC
Principal Real Estate Active Opportunities ETF	NYSE Arca
Principal Spectrum Preferred Securities Active ETF	NYSE Arca
Principal Spectrum Tax-Advantaged Dividend Active ETF	NYSE Arca
Principal Ultra-Short Active Income ETF	NYSE Arca
Principal U.S. Large-Cap Adaptive Multi-Factor ETF	Cboe BZX Exchange, Inc.
Principal U.S. Mega-Cap ETF	The Nasdaq Stock Market LLC
Principal U.S. Small-Cap Adaptive Multi-Factor ETF	Cboe BZX Exchange, Inc.
Principal U.S. Small-Cap Multi-Factor ETF	The Nasdaq Stock Market LLC
Principal Value ETF	The Nasdaq Stock Market LLC

Principal U.S. Large-Cap Adaptive Multi-Factor ETF and Principal U.S. Small-Cap Adaptive Multi-Factor ETF initial investments and commencement of operations was May 19, 2021. Principal International Adaptive Multi-Factor ETF initial investment and commencement of operations was May 26, 2021. Principal Real Estate Active Opportunities ETF initial investment and commencement of operations was May 18, 2022.

Effective September 1, 2021, Principal Active Income ETF changed its name to Principal Active High Yield ETF. In addition to the name change, the Board of Trustees authorized a 2 for 1 stock split effective after the close of trading on August 30, 2021. The stock split has been retroactively reflected on the Statement of Changes in Net Assets and Financial Highlights.

Notes to Financial Statements
Principal Exchange-Traded Funds
June 30, 2022

1. Organization (continued)

Effective October 29, 2021, the following Funds changed their names as shown below:

Previous Name	New Name
Principal Healthcare Innovators Index ETF	Principal Healthcare Innovators ETF
Principal Millennials Index ETF	Principal Millennials ETF

Effective June 10, 2022, June 17, 2022 and June 24, 2022, Principal U.S. Mega-Cap ETF, Principal Quality ETF and Principal Value ETF changed from passively managed to actively managed, respectively.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. The Funds may invest in series of Principal Funds, Inc. and other investment funds, which may include money market funds and other registered open-end investment companies. Investments in registered open-end investment companies are valued at the respective fund's closing NAV per share on the day of valuation.

The Funds value securities for which market quotations are readily available at fair value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use modeling techniques that incorporate security characteristics such as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, other yield and risk factors and other market conditions to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by the Principal Global Investors, LLC (“the Advisor”) under procedures established and periodically reviewed by the Fund's Board of Trustees.

The value of foreign securities used in computing the NAV per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Fund’s NAV are reflected in the Fund’s NAV and these securities are valued at fair value. Many factors, provided by independent pricing services, are reviewed in the course of making a good faith determination of a security's fair value including, but not limited to, price movements in American

Depository Receipts (“ADRs”), futures contracts, industry indices, general indices, and foreign currencies.

To the extent the Funds invest in foreign securities listed on foreign exchanges which trade on days on which the

Funds do not determine NAV, for example, weekends and other customary national U.S. holidays, the Fund’s NAV could be significantly affected on days when shares are not able to be issued or redeemed by APs.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a “local” price and a “premium” price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Advisor, or any sub-advisor, is authorized to make such determinations subject to such oversight by the Trust's Board of Trustees, as may occasionally be necessary.

Notes to Financial Statements
Principal Exchange-Traded Funds
June 30, 2022

2. Significant Accounting Policies (continued)

Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York Stock Exchange. The identified cost of the Funds’ holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends, interest income, interest expense, and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

The following Funds held securities denominated in foreign currencies that exceeded 5% of net assets of the respective Fund as of June 30, 2022:

Principal International Adaptive Multi-Factor ETF
Australian Dollar	6.92%
British Pound Sterling	13.01%
Canadian Dollar	15.37%
Euro	23.09%
Japanese Yen	19.40%
Swiss Franc	9.04%
Principal Millennials ETF
Euro	11.93%

Income and Investment Transactions. The Funds record investment transactions on a trade date basis. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Funds record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized, respectively, on the level yield method over the expected lives of the respective securities. Callable debt securities purchased at a premium are amortized to the earliest call date and to the callable amount, if other than par.

Distributions from Real Estate Investment Trusts ("REITs") may be characterized as ordinary income, capital gain, or a return of capital to the Funds. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates are used in reporting the character of income and distributions for financial statement purposes. Principal Real Estate Active Opportunities ETF receives substantial distributions from holdings in REITs.

Capital Share Transactions. Capital shares are issued and redeemed by the Funds only in a Creation Unit or Creation Unit Aggregations. Except when aggregated into at least a Creation Unit, Shares are not redeemable.

The consideration for the purchase of a Creation Unit or Creation Unit Aggregations of a Fund generally consists of a basket of cash and/or securities that the Fund specifies each business day. To offset transfer and other transaction costs associated with the issuance and redemption of Creation Unit Aggregations, APs are subject to standard creation and redemption transaction fees.

Notes to Financial Statements
Principal Exchange-Traded Funds
June 30, 2022

2. Significant Accounting Policies (continued)

Expenses. For all Funds, a unitary investment management and advisory fee is charged. The Advisor covers all operating expenses through the investment management and advisory fee with the exception of 12b-1 fees, brokerage commissions and other expenses connected to the execution of portfolio transactions, interest expense, taxes, acquired fund fees and expenses, litigation expenses and other extraordinary expenses, if applicable.

Dividends to Shareholders. Dividends to shareholders of the Funds are recorded on the ex-dividend date. Dividends to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for amortization of premiums and discounts, futures contracts, net operating losses, sales of passive foreign investment companies, partnership investments, foreign currency transactions, losses deferred due to wash sales, tax straddles, mortgage-backed securities, certain preferred securities, redemptions-in-kind, REITs, utilization of earnings and profits distributed to shareholders on redemption of Shares, and limitations imposed by Sections 381-384 of the Internal Revenue Code (“IRC”). Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as return of capital distributions.

Federal Income Taxes. No provision for federal income taxes is considered necessary because the Funds each intend to qualify as a “regulated investment company” under the IRC and they intend to distribute each year substantially all of their net investment income and realized capital gains to shareholders.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of their position. Tax positions not deemed to meet the “more likely than not” threshold would be recorded as a tax benefit or expense in the current year. During the year ended June 30, 2022, the Funds did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open for the last three years, once a return is filed. No examinations are in progress at this time.

Foreign Taxes. Certain Funds are subject to foreign income taxes imposed by certain countries in which they invest. Foreign income taxes are accrued by the Funds as a reduction of income. These amounts are shown as withholding tax on the Statements of Operations.

Recent Accounting Pronouncements. In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing London Inter-Bank Offered Rate (“LIBOR”) or another reference rate that is expected to be discontinued due to reference rate reform. The ASU is effective as of March 12, 2020 and generally can be applied through December 31, 2022. Management expects the ASU will not have a material impact on the Funds' financial statements.

In June 2022, the FASB issued ASU No. 2022-03, Fair Value Measurement (Topic 820); Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which provides clarifying guidance that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. Management expects the ASU will not have a material impact on the Funds' financial statements.

Notes to Financial Statements
Principal Exchange-Traded Funds
June 30, 2022

2. Significant Accounting Policies (continued)

Tracking Basket Structure. Principal Real Estate Active Opportunities ETF operates pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”) and does not publicly disclose its complete portfolio holdings each business day. Instead, the Fund publishes each business day on its website a “Tracking Basket” which is designed to closely track the daily performance of the Fund but is not the Fund's actual portfolio. The Fund's Tracking Basket structure may affect the price at which shares of the Fund trade in the secondary market. Although the Tracking Basket is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the Fund at or close to the Fund's NAV, there is a risk that market prices will vary significantly from NAV.

3. Operating Policies

Contingent Convertible Securities (“CoCos”). As footnoted in the Schedules of Investments, certain of the Funds invest in contingent convertible securities. CoCos are hybrid debt securities that may convert into equity or have their principal written down upon the occurrence of certain “triggers”. Although a contingent convertible security's equity conversion and principal write-down features are tailored to the particular issuing banking institution and its regulatory requirements, triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question such institution's continued viability as a going-concern. CoCos may have no stated maturity and fully discretionary coupons, which means coupon payments can be canceled at the issuing banking institution's discretion or at the request of the relevant regulatory authority without causing a default. To provide the appropriate regulatory capital treatment, CoCos are usually issued in the form of subordinated debt instruments that rank junior to the claims of holders of more senior obligations in the event of the issuer's liquidation. If CoCos are converted into equity securities due to a trigger event, holders will be further subordinated. The future value of CoCos is unpredictable and is influenced by many factors including, without limitation: the creditworthiness of the issuer and/or fluctuations in such issuer's applicable capital ratios; supply and demand for CoCos; general market conditions and available liquidity; and economic, financial and political events that affect the issuer, its particular market or the financial markets in general. Due to these features, CoCos may have substantially greater risk than other securities in times of financial stress. Because of the uncertainty regarding whether a conversion event will occur, it may be difficult to predict when, if at all, a contingent convertible security will be converted to equity, and a fund may suffer losses as a result. If the trigger level is breached, the issuer's decision to write down, write off or convert a contingent convertible security may result in the fund's complete loss on an investment in CoCos with no chance of recovery even if the issuer remains in existence.

Cross Trades. The Funds may engage in cross trades. A cross trade is a purchase or sale transaction between affiliated portfolios executed directly or through an intermediary. Mutual funds and other managed portfolios may be considered affiliated if they have a common investment advisor, so a fund may be considered affiliated with any portfolio for which the fund's sub-advisor acts as an investment advisor. Such transactions are permissible provided that the conditions of Rule 17a-7 under the 1940 Act are satisfied. For the year ended June 30, 2022, the Funds did not engage in cross trades.

Deposits with Counterparty. Cash pledged as collateral is reflected as an asset on the Statements of Assets and Liabilities as deposits with counterparty. There are a variety of security types which require varying levels of pledged collateral. Customer account agreements govern cleared derivatives transactions such as futures contracts. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. As of June 30, 2022, deposits with counterparty for Principal Investment Grade Corporate Active ETF and Principal Spectrum Tax-Advantaged Dividend Active ETF were $99,850 and $17,285 respectively.

Notes to Financial Statements
Principal Exchange-Traded Funds
June 30, 2022

3. Operating Policies (continued)

Futures Contracts. The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Funds may enter into futures contracts to hedge against changes in, or to gain exposure to, change in the value of equities, interest rates and foreign currencies. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, typically a Fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Funds as variation margin receivable or payable on financial derivative instruments. For those contracts where daily variation margin payments are not received from or paid to the broker, the cumulative unrealized gains or losses are included in variation margin receivable or payable on financial derivative instruments. Futures contracts are marked to market daily at the closing settlement price or in the absence of such a price, the most recent quoted bid price. If there are no quotations available, the security is valued at the last available closing settlement price. During the period the futures contracts are open, daily changes in the fair value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the Statements of Assets and Liabilities. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s cost basis in the contract. There is minimal counterparty credit risk to the Funds because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Long and short U.S. Treasury futures contracts are used to obtain interest rate exposure in order to manage duration of the Principal Investment Grade Corporate Active ETF. The notional values of the futures contracts will vary in accordance with changing duration of this Fund.

Illiquid Securities. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each of the Funds has valued the investments. This may have an adverse effect on each of the Funds’ ability to dispose of particular illiquid securities at fair value and may limit each of the Funds’ ability to obtain accurate market quotations for purposes of valuing the secur ities.

Indemnification. In a normal course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve potential future claims against the Funds that have not yet occurred. Based on management's experience, the risk of loss would be remote.

Restricted Securities. Certain of the Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Securities Lending. As footnoted in the Schedules of Investments, certain of the Funds may lend portfolio securities to approved brokerage firms to earn additional income. The Funds receive collateral, in the form of cash, against the loaned securities. During the period of the loan, the borrower must maintain collateral in an amount not less than 102% of the market value of the domestic and foreign fixed income loaned securities and 105% of the market value of the foreign equity loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The cash collateral received is usually invested in a SEC-registered money market mutual fund and the Funds could realize a loss on such investments. Further, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them. Securities lending income, net of related fees, is shown on the Statements of Operations.

Notes to Financial Statements
Principal Exchange-Traded Funds
June 30, 2022

3. Operating Policies (continued)

Senior Floating Rate Interests. The Fund may invest in senior floating rate interests (bank loans). Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Borrowers of senior floating rate interests are typically rated below investment grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Senior floating rate interests pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the LIBOR rate.

Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests may be substantially less than stated maturities shown in the Schedule of Investments.

In connection with the senior floating rate interests, the Fund may also enter into unfunded loan commitments. All or a portion of the loan commitments may be unfunded. The Fund is obligated to fund these commitments at the Borrower’s discretion. Therefore, the Fund must have funds sufficient to cover its contractual obligation. Unfunded loan commitments are marked to market daily and the unrealized gain or loss is shown as a separate line item called unrealized gain or loss on unfunded commitments on the statement of assets and liabilities and included in the net change in unrealized appreciation/(depreciation) of investments on the statements of operations, as applicable. As of year end, the unfunded loan commitments are categorized as Level 2 within the disclosure hierarchy. As of June 30, 2022, there were no unfunded loan commitments.

Underlying Funds. An underlying fund may experience relatively large redemptions or purchases as the investee fund periodically reallocates or rebalances its assets. These transactions may accelerate the realization of taxable income if sales of portfolio securities result in gains and could increase transaction costs.

The Advisor is the advisor to Principal Funds, Inc., Principal Variable Contracts Funds, Inc., affiliates of the Advisor, and other asset allocation programs. The Advisor is committed to minimizing the potential impact of underlying fund risk to the extent consistent with pursuing the investment objectives of the investee funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

As of June 30, 2022, series of Principal Funds, Inc. and Principal Variable Contracts Funds, Inc. owned the following percentages, in aggregate, of the outstanding Shares of the Funds listed below:

Total Percentage of
Fund	Outstanding Shares Owned
Principal Active High Yield ETF	76.88%
Principal Investment Grade Corporate Active ETF	93.20
Principal U.S. Mega-Cap ETF	80.72
Principal U.S. Small-Cap Multi-Factor ETF	94.75

Notes to Financial Statements
Principal Exchange-Traded Funds
June 30, 2022

3. Operating Policies (continued)

U.S. Government Agencies or Government-Sponsored Enterprises. Certain of the Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. Government or its agencies. The U.S. Government does not guarantee the NAV of the Funds’ Shares. Some U.S. Government securities such as treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”) are supported by the full faith and credit of the U.S. Government. Other securities, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury. Still other securities, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Government related guarantors (those not backed by the full faith and credit of the U.S. Government) include FNMA and Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to the timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues participation certificates, which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but participation certificates are not backed by the full faith and credit of the U.S. Government.

Derivatives. The following tables provide information about where on the Statements of Assets and Liabilities and Statements of Operations information about derivatives can be found:

	Asset Derivatives			Liability Derivatives
	June 30, 2022			June 30, 2022

	Statement of Assets and			Statement of Assets and
Derivatives not accounted for as hedging instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Principal Investment Grade Corporate Active ETF
Interest rate contracts	Receivables, Total			Payables, Total
	distributable earnings			distributable earnings
	(accumulated loss)	$166,831	*	(accumulated loss)	$(124,635	) *

* Includes cumulative unrealized appreciation (depreciation) of futures contracts as shown in the Schedule of Investments. Only the portion of the unrealized appreciation (depreciation) not yet cash settled is shown in the Statements of Assets and Liabilities as variation margin.

		Net Realized Gain or		Net Change in Unrealized
		(Loss) on Derivatives		Appreciation
	Location of Gain or (Loss) on	Recognized in		(Depreciation) of
	Derivatives Recognized in	Statement of		Derivatives Recognized in
Derivatives not accounted for as hedging instruments	Statement of Operations	Operations		Statement of Operations
Principal Investment Grade Corporate Active ETF
Interest rate contracts	Futures contracts	$1,547,179		$131,975

Principal Spectrum Tax-Advantaged Dividend Active ETF
	Investment
Interest rate contracts	transactions/Investments	$(3,165	) **	$—
	Futures contracts	(16,532)		—
	Written options	20,220		—

** Investment transactions includes purchased options and/or purchased swaptions.

Notes to Financial Statements
Principal Exchange-Traded Funds
June 30, 2022

3. Operating Policies (continued)

The following table includes a summary of the monthly average outstanding notional by derivative instrument type for the year ended June 30, 2022:

		Average Notional or
Contract Type	Derivative Type	Number of Contracts
Principal Investment Grade Corporate Active ETF
Interest rate contracts	Futures — Short	$39,938,873
	Futures — Long	$5,885,681

Principal Spectrum Tax-Advantaged Dividend Active ETF
Interest rate contracts	Purchased options	2
	Futures — Short	$306,016
	Written options	2

4. Fair Valuation

Fair value is defined as the price that the Funds would receive upon selling a security or transferring a liability in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Funds may use one or more of the following approaches: market, income and/or cost. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Fund’s own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — Quoted prices are available in active markets for identical securities as of the reporting date. Investments which are generally included in this category include listed equities and listed derivatives.

Level 2 — Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.). Investments which are generally included in this category include certain corporate bonds, senior floating rate interests, over-the-counter (“OTC”) derivatives, mortgage-backed securities and municipal bonds.

Level 3 — Significant unobservable inputs (including the Funds' assumptions in determining the fair value of investments). Investments which are generally included in this category include certain corporate bonds and certain common stocks.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Funds in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Notes to Financial Statements
Principal Exchange-Traded Funds
June 30, 2022

4. Fair Valuation (continued)

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Funds’ own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Funds use prices and inputs that are current as of the measurement date, to the extent available.

Investments which are included in the Level 3 category may be valued using quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices.

Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs such as prepayment rates, probability of default, or loss severity in the event of default. Significant increases in any of those inputs in isolation would result in a significantly lower fair value measurement.

The fair values of these entities are dependent on economic, political and other considerations. The values of the underlying investee entities may be affected by significant changes in the economic conditions, changes in government policies, and other factors (e.g., natural disasters, pandemics, accidents, conflicts, etc.).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments.

During the period there were no significant purchases, sales, or transfers into or out of Level 3.

The following is a summary of the inputs used as of June 30, 2022, in valuing the Funds' securities carried at fair value:

				Level 2 —
				Other		Level 3 —
		Level 1 —		Significant		Significant
		Quoted		Observable		Unobservable
Fund		Prices		Inputs		Inputs		Totals (Level 1,2,3)

Principal Active High Yield ETF
Bonds*	$	— $		188,576,281	$		— $	188,576,281
Senior Floating Rate Interests*		—		16,684,899			—	16,684,899
Investment Companies		15,932,578		—			—	15,932,578
Total investments in securities		$15,932,578		$205,261,180	$		— $	221,193,758

Principal Healthcare Innovators ETF
Common Stocks*		$53,111,862	$	— $			— $	53,111,862
Investment Companies		1,273,106		—			—	1,273,106
Total investments in securities		$54,384,968	$	— $			— $	54,384,968

Principal International Adaptive Multi-Factor ETF
Common Stocks*		$13,991,881	$	— $			— $	13,991,881
Preferred Stocks*		10,950		—			—	10,950
Investment Companies		92,122		—			—	92,122
Total investments in securities		$14,094,953	$	— $			— $	14,094,953

Principal Investment Grade Corporate Active ETF
Bonds*	$	— $		355,251,849	$		— $	355,251,849
Investment Companies		11,444,614		—			—	11,444,614
Total investments in securities		$11,444,614		$355,251,849	$		— $	366,696,463
Derivative Assets
Interest rate contracts
Futures		$166,831	$	— $			— $	166,831
Derivative Liabilities
Interest rate contracts
Futures		$(124,635	) $	— $			— $	(124,635)

Notes to Financial Statements
Principal Exchange-Traded Funds
June 30, 2022

4. Fair Valuation (continued)

				Level 2 —
				Other		Level 3 —
		Level 1 —		Significant		Significant
		Quoted		Observable		Unobservable
Fund		Prices		Inputs		Inputs		Totals (Level 1,2,3)

Principal Millennials ETF
Common Stocks*		$23,500,235	$	— $			— $	23,500,235
Investment Companies		1,075,920		—			—	1,075,920
Total investments in securities		$24,576,155	$	— $			— $	24,576,155

Principal Quality ETF
Common Stocks*		$45,346,056	$	— $			— $	45,346,056
Investment Companies		117,802		—			—	117,802
Total investments in securities		$45,463,858	$	— $			— $	45,463,858

Principal Real Estate Active Opportunities ETF
Common Stocks*		$5,264,831	$	— $			— $	5,264,831
Investment Companies		103,775		—			—	103,775
Total investments in securities		$5,368,606	$	— $			— $	5,368,606

Principal Spectrum Preferred Securities Active ETF
Bonds*	$	— $		332,260,000	$		— $	332,260,000
Investment Companies		11,932,000		—			—	11,932,000
Total investments in securities		$11,932,000		$332,260,000	$		— $	344,192,000

Principal Spectrum Tax-Advantaged Dividend Active ETF
Preferred Stocks*		$2,416,374	$	— $			— $	2,416,374
Bonds*		—		17,906,709			—	17,906,709
Investment Companies		558,775		—			—	558,775
Total investments in securities		$2,975,149		$17,906,709	$		— $	20,881,858

Principal Ultra-Short Active Income ETF
Bonds*	$	— $		7,750,425	$		— $	7,750,425
Investment Companies		733,827		—			—	733,827
Total investments in securities		$733,827		$7,750,425	$		— $	8,484,252

Principal U.S. Large-Cap Adaptive Multi-Factor ETF
Common Stocks*		$12,704,659	$	— $			— $	12,704,659
Investment Companies		33,552		—			—	33,552
Total investments in securities		$12,738,211	$	— $			— $	12,738,211

Principal U.S. Mega-Cap ETF
Common Stocks*		$1,362,898,009	$	— $			— $	1,362,898,009
Investment Companies		3,878,275		—			—	3,878,275
Total investments in securities		$1,366,776,284	$	— $			— $	1,366,776,284

Principal U.S. Small-Cap Adaptive Multi-Factor ETF
Common Stocks*		$5,428,344	$	— $			— $	5,428,344
Investment Companies		26,940		—			—	26,940
Total investments in securities		$5,455,284	$	— $			— $	5,455,284

Principal U.S. Small-Cap Multi-Factor ETF
Common Stocks*		$613,891,568	$	— $			— $	613,891,568
Investment Companies		7,321,918		—			—	7,321,918
Total investments in securities		$621,213,486	$	— $			— $	621,213,486

Principal Value ETF
Common Stocks*		$214,811,091	$	— $			— $	214,811,091
Investment Companies		725,587		—			—	725,587
Total investments in securities		$215,536,678	$	— $			— $	215,536,678

* For additional detail regarding sector classifications, please see the Schedules of Investments.

Notes to Financial Statements
Principal Exchange-Traded Funds
June 30, 2022

5. Management Agreement and Transactions with Affiliates

Management Services. The Funds have agreed to pay management and investment advisory fees to the Advisor computed at an annual percentage rate of each of the Funds' average daily net assets. A portion of the management fee is paid by the Advisor to the sub-advisor of the Funds, which is also an affiliate of the Advisor. The management fee schedule for the Funds is as follows:

	First	Next	Next	Over
Fund	$500 Million	$500 Million	$500 Million	$1.5 Billion
Principal Healthcare Innovators ETF	0.42%	0.40%	0.38%	0.37%
Principal Millennials ETF	0.45	0.43	0.41	0.40

Fund				All Assets
Principal Active High Yield ETF				0.39	%*
Principal International Adaptive Multi-Factor ETF				0.24
Principal Investment Grade Corporate Active ETF				0.19
Principal Quality ETF				0.15
Principal Real Estate Active Opportunities ETF				0.65
Principal Spectrum Preferred Securities Active ETF				0.55
Principal Spectrum Tax-Advantaged Dividend Active ETF				0.60
Principal Ultra-Short Active Income ETF				0.18
Principal U.S. Large-Cap Adaptive Multi-Factor ETF				0.15
Principal U.S. Mega-Cap ETF				0.15
Principal U.S. Small-Cap Adaptive Multi-Factor ETF				0.19
Principal U.S. Small-Cap Multi-Factor ETF				0.38
Principal Value ETF				0.15
* Prior to September 1, 2021, the management fee was 0.49%.

The Advisor has contractually agreed to limit the expenses (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, tax reclaim recovery expenses, and other extraordinary expenses) for certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits.

The limit is expressed as a percentage of average daily net assets attributable to each Fund on an annualized basis during the reporting period. The expenses borne by the Advisor are subject to reimbursement by the Fund through the fiscal year end, provided no reimbursement will be made if it would result in the Fund exceeding the total operating expense limit. Any amount outstanding at the end of the period are shown as an expense reimbursement from Advisor or expense reimbursement to Advisor on the Statements of Assets and Liabilities. The expense limit for Principal U.S. Mega-Cap ETF is 0.12% through October 31, 2022. No other Funds had expense limitation agreements in place during the year.

Affiliated Ownership. At June 30, 2022, Principal Financial Services, Inc. (an affiliate of the Advisor) owned Shares of the Funds as follows:

Fund	Shares
Principal International Adaptive Multi-Factor ETF	390,001
Principal Real Estate Active Opportunities ETF	199,204
Principal Spectrum Tax-Advantaged Dividend Active ETF	995,521
Principal Ultra-Short Active Income ETF	199,681
Principal U.S. Large-Cap Adaptive Multi-Factor ETF	198,571
Principal U.S. Small-Cap Adaptive Multi-Factor ETF	200,965

Notes to Financial Statements
Principal Exchange-Traded Funds
June 30, 2022

5. Management Agreement and Transactions with Affiliates (continued)

Affiliated Brokerage Commissions. With respect to Principal Spectrum Tax-Advantaged Dividend Active ETF, $306 of brokerage commissions were paid to SAMI Brokerage LLC, a member of the Principal Financial Group. The other Funds did not pay brokerage commissions to any member of the Principal Financial Group during the year ended June 30, 2022.

6. Investment Transactions

For the period ended June 30, 2022, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and in-kind transactions) by the Funds were as follows:

	Non-U.S. Government		U.S. Government
Fund	Purchases	Sales	Purchases	Sales
Principal Active High Yield ETF	$320,434,117	$247,180,756	$—	$—
Principal Healthcare Innovators ETF	47,061,197	48,154,689	—	—
Principal International Adaptive Multi-Factor ETF	93,786,980	87,842,604	—	—
Principal Investment Grade Corporate Active ETF	221,850,980	206,369,501	—	—
Principal Millennials ETF	21,206,332	25,525,253	—	—
Principal Quality ETF	75,509,416	75,368,468	—	—
Principal Real Estate Active Opportunities ETF	1,229,317	885,171	—	—
Principal Spectrum Preferred Securities Active ETF	102,886,792	35,533,324	—	—
Principal Spectrum Tax-Advantaged Dividend Active ETF	1,508,643	1,722,559	—	—
Principal Ultra-Short Active Income ETF	7,058,743	4,868,809	—	—
Principal U.S. Large-Cap Adaptive Multi-Factor ETF	96,352,679	96,464,489	—	—
Principal U.S. Mega-Cap ETF	729,068,183	727,638,076	—	—
Principal U.S. Small-Cap Adaptive Multi-Factor ETF	7,948,167	7,954,633	—	—
Principal U.S. Small-Cap Multi-Factor ETF	815,503,827	809,329,831	—	—
Principal Value ETF	365,722,561	363,221,233	—	—

For the period ended June 30, 2022, in-kind transactions were as follows:

Fund		Purchases		Sales
Principal Active High Yield ETF		$28,269,961		$73,364,940
Principal Healthcare Innovators ETF		2,778,151		63,976,645
Principal International Adaptive Multi-Factor ETF		120,307,190		147,069,182
Principal Investment Grade Corporate Active ETF		27,086,171		60,737,741
Principal Millennials ETF		42,407,308		103,885,853
Principal Quality ETF		144,652,388		148,502,876
Principal Real Estate Active Opportunities ETF		5,056,571		—
Principal Spectrum Preferred Securities Active ETF		36,327,301		51,790,980
Principal Spectrum Tax-Advantaged Dividend Active ETF		1,940,785		—
Principal U.S. Large-Cap Adaptive Multi-Factor ETF		169,275,713		178,909,893
Principal U.S. Mega-Cap ETF		551,732,715		1,073,608,748
Principal U.S. Small-Cap Multi-Factor ETF		470,048,653		1,330,979,037
Principal Value ETF		367,713,259		174,413,518

Unsettled in-kind purchases and sales at the end of the period are included in investment securities purchased and investment securities sold, respectively, on the Statements of Assets and Liabilities.

Notes to Financial Statements
Principal Exchange-Traded Funds
June 30, 2022

7. Federal Tax Information

Distributions to Shareholders. The federal income tax character of distributions paid for the periods ended June 30, 2022, and June 30, 2021 was as follows:

	Ordinary Income		Long-Term Capital Gain*
	Period ended	Period ended	Period ended	Period ended
Fund	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Principal Active High Yield ETF	$11,667,484	$9,881,656	$—	$—
Principal Healthcare Innovators ETF	861,124	527,787	—	—
Principal International Adaptive Multi-Factor ETF	1,862,278	—	—	—
Principal Investment Grade Corporate Active ETF	14,949,956	10,618,462	634,166	3,773,742
Principal Millennials ETF	2,817,266	481,261	—	—
Principal Quality ETF	811,956	296,923	—	—
Principal Real Estate Active Opportunities ETF	—	N/A	—	N/A
Principal Spectrum Preferred Securities Active ETF	16,461,144	9,608,037	—	—
Principal Spectrum Tax-Advantaged Dividend Active ETF	1,190,472	1,062,462	30,484	—
Principal Ultra-Short Active Income ETF	97,102	215,987	—	—
Principal U.S. Large-Cap Adaptive Multi-Factor ETF	1,000,076	—	247	—
Principal U.S. Mega-Cap ETF	31,378,545	27,303,682	—	—
Principal U.S. Small-Cap Adaptive Multi-Factor ETF	108,590	—	320	—
Principal U.S. Small-Cap Multi-Factor ETF	17,721,353	10,376,768	—	—
Principal Value ETF	2,251,380	700,888	—	—

* The Funds designate these distributions as long-term capital gain dividends per IRC Sec. 852(b)(3)(C) in the 20-percent group (which may be taxed at a 20-percent rate, a 15-percent rate or a 0-percent rate, depending on the shareholder’s taxable income).

For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Distributable Earnings. As of June 30, 2022, the components of distributable earnings (accumulated loss) on a federal income tax basis were:

				Late Year
				Ordinary and
	Undistributed Undistributed		Unrealized	Post Oct
	Ordinary	Long-Term	Appreciation/	Capital Loss	Capital Loss
Fund	Income	Capital Gains (Depreciation)		Deferrals	Carryforward
Principal Active High Yield ETF	$1,330,911	$—	$(34,101,619)	$—	$(10,665,895)
Principal Healthcare Innovators ETF	—	—	(44,347,641)	(62,480)	(7,574,897)
Principal International Adaptive Multi-Factor ETF	254,166	—	(3,735,088)	—	(7,095,844)
Principal Investment Grade Corporate Active ETF	1,147,841	—	(70,834,424)	(6,346,076)	—
Principal Millennials ETF	420,508	—	(11,681,534)	—	(8,279,969)
Principal Quality ETF	222,217	—	(1,297,630)	—	(12,436,333)
Principal Real Estate Active Opportunities ETF	42,862	1,790	(152,604)	—	—
Principal Spectrum Preferred Securities Active ETF	1,290,330	—	(58,938,366)	—	(4,246,582)
Principal Spectrum Tax-Advantaged Dividend Active ETF	100,565	—	(2,138,162)	(74,106)	—
Principal Ultra-Short Active Income ETF	12,840	—	(122,759)	—	(251,207)
Principal U.S. Large-Cap Adaptive Multi-Factor ETF	165,718	—	(3,075,481)	—	(4,510,448)
Principal U.S. Mega-Cap ETF	6,657,730	—	1,614,647	—	(67,835,985)
Principal U.S. Small-Cap Adaptive Multi-Factor ETF	26,491	—	(432,710)	(393,295)	—
Principal U.S. Small-Cap Multi-Factor ETF	2,613,677	—	(107,105,813)	—	(147,769,950)
Principal Value ETF	2,701,627	—	(5,197,850)	—	(28,535,993)

Notes to Financial Statements
Principal Exchange-Traded Funds
June 30, 2022

7. Federal Tax Information (continued)

Capital Loss Carryforwards. For federal income tax purposes, capital loss carryforwards are losses that can be used to offset future capital gains of the Fund. As of June 30, 2022, the Funds had approximate net capital loss carryforwards as follows:

	No Expiration	No Expiration		Annual
Fund	Short-Term	Long-Term	Total	Limitations*
Principal Active High Yield ETF	$7,039,031	$3,626,864	$10,665,895	$1,874,152
Principal Healthcare Innovators ETF	4,713,904	2,860,993	7,574,897	—
Principal International Adaptive Multi-Factor ETF	6,905,658	190,186	7,095,844	—
Principal Millennials ETF	6,704,798	1,575,171	8,279,969	—
Principal Quality ETF	11,901,054	535,279	12,436,333	294,429
Principal Spectrum Preferred Securities Active ETF	1,575,986	2,670,596	4,246,582	—
Principal Ultra-Short Active Income ETF	138,959	112,248	251,207	—
Principal U.S. Large-Cap Adaptive Multi-Factor ETF	4,479,912	30,536	4,510,448	—
Principal U.S. Mega-Cap ETF	67,835,985	—	67,835,985	—
Principal U.S. Small-Cap Multi-Factor ETF	123,369,770	24,400,180	147,769,950	—
Principal Value ETF	26,347,409	2,188,584	28,535,993	230,798

* In accordance with IRC Sections 381-384, a portion of certain Funds’ losses have been subjected to an annual limitation.

All of these capital losses were generated in taxable years beginning after the enactment date of the Regulated Investment Company Modernization Act of 2010 on December 22, 2010, and will be carried forward with no expiration and with the character of the loss retained.

For the year ended June 30, 2022, the Fund utilized capital loss carryforwards as follows:

Fund	ST Utilized	LT Utilized
Principal Active High Yield ETF	$503,494	$3,209,996

Late-Year Losses. A regulated investment company may elect to treat any portion of its qualified late-year loss as arising on the first day of the next taxable year. Qualified late-year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively.

For the taxable year ended June 30, 2022, the Funds intend to defer late-year capital and ordinary losses as follows:

Fund	Late Year Ordinary Loss	Post October Loss Capital Loss
Principal Healthcare Innovators ETF	$(62,480)	$—
Principal Investment Grade Corporate Active ETF	—	(6,346,076)
Principal Spectrum Tax-Advantaged Dividend Active ETF	—	(74,106)
Principal U.S. Small-Cap Adaptive Multi-Factor ETF	—	(393,295)

Notes to Financial Statements
Principal Exchange-Traded Funds
June 30, 2022

7. Federal Tax Information (continued)

Reclassification of Capital Accounts. The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income and net realized gains on investments or from tax return of capital depending on the type of book and tax differences that exist. For the period ended June 30, 2022, the Funds recorded reclassifications as follows:

	Total
	Distributable Earnings
Fund	(Accumulated Loss)	Paid In Capital
Principal Active High Yield ETF	$(18,122,655)	$18,122,655
Principal Healthcare Innovators ETF	(8,268,653)	8,268,653
Principal International Adaptive Multi-Factor ETF	1,947,488	(1,947,488)
Principal Investment Grade Corporate Active ETF	1,119,112	(1,119,112)
Principal Millennials ETF	8,755,193	(8,755,193)
Principal Quality ETF	(5,347,733)	5,347,733
Principal Real Estate Active Opportunities ETF	(177)	177
Principal Spectrum Preferred Securities Active ETF	420,840	(420,840)
Principal Spectrum Tax-Advantaged Dividend Active ETF	(596)	596
Principal Ultra-Short Active Income ETF	(1,210)	1,210
Principal U.S. Large-Cap Adaptive Multi-Factor ETF	(714,159)	714,159
Principal U.S. Mega-Cap ETF	(322,508,916)	322,508,916
Principal U.S. Small-Cap Multi-Factor ETF	(242,005,320)	242,005,320
Principal Value ETF	(9,268,137)	9,268,137

Federal Income Tax Basis. As of June 30, 2022, the net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by each Fund were as follows:

				Cost for
			Net Unrealized	Federal
	Unrealized	Unrealized	Appreciation	Income Tax
Fund	Appreciation	Depreciation	(Depreciation)	Purposes
Principal Active High Yield ETF	$252	$(34,101,871)	$(34,101,619)	$255,295,377
Principal Healthcare Innovators ETF	2,533,747	(46,881,387)	(44,347,640)	98,732,608
Principal International Adaptive Multi-Factor ETF	70,898	(3,806,019)	(3,735,121)	17,830,074
Principal Investment Grade Corporate Active ETF	15,915	(70,850,339)	(70,834,424)	437,573,083
Principal Millennials ETF	560,554	(12,242,107)	(11,681,553)	36,257,708
Principal Quality ETF	864,760	(2,162,390)	(1,297,630)	46,761,488
Principal Real Estate Active Opportunities ETF	70,464	(223,068)	(152,604)	5,521,210
Principal Spectrum Preferred Securities Active ETF	—	(58,938,366)	(58,938,366)	403,130,366
Principal Spectrum Tax-Advantaged Dividend Active ETF	35,886	(2,174,048)	(2,138,162)	23,020,020
Principal Ultra-Short Active Income ETF	—	(122,759)	(122,759)	8,607,011
Principal U.S. Large-Cap Adaptive Multi-Factor ETF	86,836	(3,162,317)	(3,075,481)	15,813,692
Principal U.S. Mega-Cap ETF	92,823,010	(91,208,363)	1,614,647	1,365,161,637
Principal U.S. Small-Cap Adaptive Multi-Factor ETF	206,124	(638,834)	(432,710)	5,887,994
Principal U.S. Small-Cap Multi-Factor ETF	18,787,829	(125,893,642)	(107,105,813)	728,319,299
Principal Value ETF	943,803	(6,141,653)	(5,197,850)	220,734,528

Notes to Financial Statements
Principal Exchange-Traded Funds
June 30, 2022

8. Subsequent Events

Management has evaluated events or transactions that have occurred through the date the financial statements were issued that would merit recognition or disclosure in the financial statements. Effective July 8, 2022 and July 15, 2022, Principal U.S. Small-Cap Multi-Factor ETF and Principal Healthcare Innovators ETF changed from passively managed funds to actively managed funds, respectively. Effective July 15, 2022, Principal Millennials ETF changed from a passively managed fund to an actively managed fund and changed its name to Principal Millennial Global Growth ETF. Through the date these financial statements were issued, Principal Active High Yield ETF and Principal Investment Grade Corporate Active ETF experienced significant redemption transactions of approximately 50% and 25%, respectively. There were no additional items requiring adjustment of the financial statements or additional disclosure.

Schedule of Investments
Principal Active High Yield ETF
June 30, 2022

	Principal
BONDS — 86.20%	Amount	Value

Aerospace & Defense — 1.44%
Bombardier, Inc.
7.13%, 06/15/2026 (a)	$440,000	$362,771
Triumph Group, Inc.
7.75%, 08/15/2025 (b)	3,382,000	2,604,140
8.88%, 06/01/2024 (a)	190,000	191,400
		$3,158,311

Airlines — 0.11%
United Airlines 2016-1 Class B Pass Through Trust
3.65%, 01/07/2026	270,194	245,851

Auto Manufacturers — 1.76%
Ford Motor Co.
3.25%, 02/12/2032	1,527,000	1,142,043
Ford Motor Credit Co. LLC
3.38%, 11/13/2025	1,929,000	1,737,007
4.39%, 01/08/2026	222,000	204,475
4.54%, 08/01/2026	845,000	773,024
		$3,856,549

Auto Parts & Equipment — 1.52%
Tenneco, Inc.
7.88%, 01/15/2029 (a)	3,435,000	3,319,667

Banks — 2.34%
Deutsche Bank AG
(5-year Treasury Constant Maturity Rate + 4.52%),
6.00%, 10/30/2025 (c),(d),(e)	3,360,000	2,898,000
JPMorgan Chase & Co.
(6-month Secured Overnight Financing Rate + 3.13%),
4.60%, 02/01/2025 (c),(d)	2,619,000	2,211,801
		$5,109,801

Chemicals — 3.47%
Consolidated Energy Finance SA
5.63%, 10/15/2028 (a)	3,635,000	2,924,206
Kobe U.S. Midco 2, Inc.
9.25%, PIK 10.00%; 11/01/2026 (a),(f)	963,000	880,799
Olympus Water U.S. Holding Corp.
6.25%, 10/01/2029 (a),(b)	2,520,000	1,750,984
Tronox, Inc.
4.63%, 03/15/2029 (a)	2,520,000	2,026,332
		$7,582,321

Commercial Services — 4.95%
Ahern Rentals, Inc.
7.38%, 05/15/2023 (a)	2,130,000	1,640,100
Albion Financing 1 SARL/Aggreko Holdings, Inc.
6.13%, 10/15/2026 (a)	2,081,000	1,780,976
Garda World Security Corp.
6.00%, 06/01/2029 (a)	356,000	273,675
9.50%, 11/01/2027 (a)	2,365,000	2,162,969
WASH Multifamily Acquisition, Inc.
5.75%, 04/15/2026 (a)	3,144,000	2,963,220
ZipRecruiter, Inc.
5.00%, 01/15/2030 (a),(b)	2,404,000	2,019,360
		$10,840,300

See accompanying notes.

Schedule of Investments
Principal Active High Yield ETF
June 30, 2022

	Principal
BONDS (continued)	Amount	Value

Construction Materials — 1.46%
SRM Escrow Issuer LLC
6.00%, 11/01/2028 (a)	$3,786,000	$3,200,041

Diversified Financial Services — 5.30%
AerCap Holdings NV
(5-year Treasury Constant Maturity Rate + 4.54%),
5.88%, 10/10/2079 (c)	3,548,000	3,039,312
Credit Acceptance Corp.
6.63%, 03/15/2026 (b)	3,462,000	3,241,471
Global Aircraft Leasing Co. Ltd.
6.50%, PIK 7.25%; 09/15/2024 (a),(f)	3,553,201	2,691,550
OneMain Finance Corp.
4.00%, 09/15/2030	2,475,000	1,834,594
6.63%, 01/15/2028	892,000	797,234
		$11,604,161

Electric — 3.79%
Clearway Energy Operating LLC
4.75%, 03/15/2028 (a)	2,430,000	2,186,226
GenOn Energy, Inc.
0.00%, 10/15/2049 (g),(h),(i)	3,100,000	—
NRG Energy, Inc.
3.88%, 02/15/2032 (a)	3,433,000	2,726,774
Vistra Corp.
(5-year Treasury Constant Maturity Rate + 5.74%),
7.00%, 12/15/2026 (a),(c),(d)	1,583,000	1,436,573
Vistra Operations Co. LLC
4.38%, 05/01/2029 (a)	2,323,000	1,943,491
		$8,293,064

Electronics — 0.98%
Sensata Technologies BV
4.00%, 04/15/2029 (a)	602,000	510,544
Sensata Technologies, Inc.
3.75%, 02/15/2031 (a)	2,041,000	1,635,780
		$2,146,324

Engineering & Construction — 1.01%
MasTec, Inc.
4.50%, 08/15/2028 (a)	2,456,000	2,209,626

Entertainment — 7.53%
Boyne USA, Inc.
4.75%, 05/15/2029 (a)	3,360,000	2,909,558
CCM Merger, Inc.
6.38%, 05/01/2026 (a)	3,533,000	3,216,541
Cinemark USA, Inc.
5.25%, 07/15/2028 (a)	2,252,000	1,809,820
International Game Technology PLC
5.25%, 01/15/2029 (a)	2,757,000	2,496,464
Lions Gate Capital Holdings LLC
5.50%, 04/15/2029 (a)	3,429,000	2,674,620
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance,
Inc.
8.50%, 11/15/2027 (a)	3,201,000	3,359,770
		$16,466,773

See accompanying notes.

	Schedule of Investments
	Principal Active High Yield ETF
	June 30, 2022

		Principal
BONDS (continued)		Amount	Value

Food — 4.44%
Chobani LLC/Chobani Finance Corp., Inc.
7.50%, 04/15/2025 (a),(b)		$2,921,000	$2,682,555
Fresh Market, Inc.
9.75%, 05/01/2023 (a)		3,680,000	3,680,000
Pilgrim's Pride Corp.
3.50%, 03/01/2032 (a)		3,596,000	2,809,375
4.25%, 04/15/2031 (a)		639,000	533,233
			$9,705,163

Forest Products & Paper — 0.63%
Mercer International, Inc.
5.13%, 02/01/2029		1,621,000	1,383,734

Healthcare — Services — 4.93%
Acadia Healthcare Co., Inc.
5.00%, 04/15/2029 (a)		3,279,000	2,943,671
Centene Corp.
2.50%, 03/01/2031		541,000	429,424
3.38%, 02/15/2030		1,969,000	1,669,811
CHS/Community Health Systems, Inc.
6.00%, 01/15/2029 (a)		3,508,000	2,906,097
LifePoint Health, Inc.
5.38%, 01/15/2029 (a)		3,872,000	2,845,920
			$10,794,923

Home Builders — 1.11%
Forestar Group, Inc.
3.85%, 05/15/2026 (a)		576,000	473,344
5.00%, 03/01/2028 (a)		2,385,000	1,947,898
			$2,421,242

Insurance — 0.81%
Acrisure LLC/Acrisure Finance, Inc.
4.25%, 02/15/2029 (a)		441,000	356,511
7.00%, 11/15/2025 (a)		1,576,000	1,417,505
			$1,774,016

Investment Companies — 0.91%
Compass Group Diversified Holdings LLC
5.25%, 04/15/2029 (a)		2,402,000	1,981,650

Iron & Steel — 0.80%
TMS International Corp.
6.25%, 04/15/2029 (a)		2,430,000	1,759,105

Leisure Time — 1.00%
Life Time, Inc.
5.75%, 01/15/2026 (a)		2,445,000	2,191,869

Media — 4.67%
Directv Financing LLC/Directv Financing Co.-Obligor, Inc.
5.88%, 08/15/2027 (a)		3,625,000	3,092,379
DISH DBS Corp.
5.13%, 06/01/2029		479,000	291,060
5.25%, 12/01/2026 (a)		3,284	2,574
5.88%, 11/15/2024		1,265,000	1,065,762
7.38%, 07/01/2028		2,117,000	1,439,983

See accompanying notes.

Schedule of Investments
Principal Active High Yield ETF
June 30, 2022

	Principal
BONDS (continued)	Amount	Value

Media (continued)
Scripps Escrow II, Inc.
5.38%, 01/15/2031 (a)	$1,003,000	$799,943
Sirius XM Radio, Inc.
3.13%, 09/01/2026 (a)	2,367,000	2,111,908
UPC Holding BV
5.50%, 01/15/2028 (a)	1,641,000	1,402,842
		$10,206,451

Mining — 3.92%
Copper Mountain Mining Corp.
8.00%, 04/09/2026 (a)	2,087,119	1,982,763
First Quantum Minerals Ltd.
6.88%, 10/15/2027 (a)	2,325,000	2,078,690
Novelis Corp.
3.88%, 08/15/2031 (a)	2,744,000	2,113,401
Taseko Mines Ltd.
7.00%, 02/15/2026 (a)	2,817,000	2,397,591
		$8,572,445

Oil & Gas — 5.39%
Aethon United BR LP/Aethon United Finance Corp.
8.25%, 02/15/2026 (a)	3,362,000	3,267,023
Antero Resources Corp.
7.63%, 02/01/2029 (a)	2,202,000	2,240,029
Ascent Resources Utica Holdings LLC/ARU Finance Corp.
7.00%, 11/01/2026 (a)	941,000	875,130
Callon Petroleum Co.
7.50%, 06/15/2030	329,000	302,726
Comstock Resources, Inc.
5.88%, 01/15/2030 (a)	1,372,000	1,179,920
MEG Energy Corp.
7.13%, 02/01/2027 (a)	2,298,000	2,314,270
Occidental Petroleum Corp.
6.13%, 01/01/2031	323,000	327,336
6.63%, 09/01/2030	1,245,000	1,282,350
		$11,788,784

Oil & Gas Services — 1.00%
Archrock Partners LP/Archrock Partners Finance Corp.
6.25%, 04/01/2028 (a)	2,465,000	2,182,264

Packaging & Containers — 1.32%
Clydesdale Acquisition Holdings, Inc.
6.63%, 04/15/2029 (a)	346,000	325,112
8.75%, 04/15/2030 (a)	1,506,000	1,299,030
LABL, Inc.
5.88%, 11/01/2028 (a)	262,000	211,546
8.25%, 11/01/2029 (a)	1,382,000	1,043,410
		$2,879,098

Pharmaceuticals — 1.74%
BellRing Brands, Inc.
7.00%, 03/15/2030 (a)	2,143,000	2,019,778
Jazz Securities DAC
4.38%, 01/15/2029 (a)	2,014,000	1,791,486
		$3,811,264

See accompanying notes.

Schedule of Investments
Principal Active High Yield ETF
June 30, 2022

	Principal
BONDS (continued)	Amount	Value

Pipelines — 8.07%
Antero Midstream Partners LP/Antero Midstream Finance Corp.
5.38%, 06/15/2029 (a)	$2,310,000	$2,068,744
5.75%, 03/01/2027 (a)	1,463,000	1,360,590
CNX Midstream Partners LP
4.75%, 04/15/2030 (a)	3,163,000	2,656,920
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
5.63%, 05/01/2027 (a)	3,625,000	3,226,250
Hess Midstream Operations LP
4.25%, 02/15/2030 (a)	2,652,000	2,220,957
Kinetik Holdings LP
5.88%, 06/15/2030	3,112,000	2,964,538
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.88%, 02/01/2031	3,472,000	3,165,084
		$17,663,083

REITs — 1.47%
CBL & Associates LP
0.00%, 12/15/2026 (g),(h),(i)	6,000,000	—
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
4.75%, 06/15/2029 (a)	4,173,000	3,210,824
		$3,210,824

Retail — 5.05%
Bath & Body Works, Inc.
5.25%, 02/01/2028	396,000	334,105
6.63%, 10/01/2030 (a)	1,127,000	973,435
9.38%, 07/01/2025 (a)	426,000	432,156
BCPE Ulysses Intermediate, Inc.
7.75%, PIK 8.50%; 04/01/2027 (a),(f)	2,618,000	1,610,070
Dave & Buster's, Inc.
7.63%, 11/01/2025 (a)	1,790,000	1,767,625
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.
4.63%, 01/15/2029 (a)	1,650,000	1,406,625
6.75%, 01/15/2030 (a)	1,124,000	862,670
LSF9 Atlantis Holdings LLC/Victra Finance Corp.
7.75%, 02/15/2026 (a)	2,410,000	2,040,454
Park River Holdings, Inc.
5.63%, 02/01/2029 (a)	1,603,000	999,001
Patrick Industries, Inc.
4.75%, 05/01/2029 (a)	846,000	629,618
		$11,055,759

Telecommunications — 1.95%
DKT Finance ApS
9.38%, 06/17/2023 (a)	3,623,000	3,496,195
Maxar Technologies, Inc.
7.75%, 06/15/2027 (b)	772,000	764,681
		$4,260,876

Transportation — 1.33%
Navios Maritime Holdings, Inc./Navios Maritime Finance II U.S., Inc.
11.25%, 08/15/2022 (a)	733,000	725,627
Watco Cos., LLC/Watco Finance Corp.
6.50%, 06/15/2027 (a)	2,375,000	2,175,315
		$2,900,942
TOTAL BONDS		$188,576,281

See accompanying notes.

Schedule of Investments
Principal Active High Yield ETF
June 30, 2022

	Principal
SENIOR FLOATING RATE INTERESTS — 7.63%	Amount	Value

Airlines — 2.42%
AAdvantage Loyalty IP Ltd., 2021 Term Loan
(3-month USD LIBOR + 4.75%),
5.81%, 04/20/2028	$3,355,000	$3,194,430
United Airlines, Inc., 2021 Term Loan B
(1-month USD LIBOR + 3.75%),
5.39%, 04/21/2028	2,267,043	2,101,276
		$5,295,706

Commercial Services — 1.52%
Spectrum Group Buyer, Inc. 2022 Term Loan B
(3-month Term Secured Overnight Financing Rate + 6.50%),
7.77%, 05/19/2028	3,425,000	3,328,244

Insurance — 2.05%
Acrisure LLC, 2020 Term Loan B
(1-month USD LIBOR + 3.50%),
5.17%, 02/15/2027	1,649,411	1,509,211
Asurion LLC, 2021 2nd Lien Term Loan B3
(1-month USD LIBOR + 5.25%),
6.92%, 02/03/2028	3,505,000	2,979,250
		$4,488,461

Lodging — 0.51%
Fertitta Entertainment LLC, 2022 Term Loan B
(1-month Term Secured Overnight Financing Rate + 4.00%),
5.53%, 01/27/2029	1,208,196	1,111,093

Packaging & Containers — 1.13%
Valcour Packaging LLC, 2021 1st Lien Term Loan
(6-month USD LIBOR + 3.75%),
5.22%, 09/30/2028	1,596,000	1,488,270
Valcour Packaging LLC, 2021 2nd Lien Term Loan
(3-month USD LIBOR + 7.00%),
8.47%, 09/30/2029	1,125,000	973,125
		$2,461,395
TOTAL SENIOR FLOATING RATE INTERESTS		$16,684,899
INVESTMENT COMPANIES — 7.28%	Shares Held	Value

Money Market Funds — 7.28%
Principal Government Money Market Fund — Institutional Class 1.10% (j),(k),(l)	5,781,485	$5,781,485
State Street Institutional U.S. Government Money Market Fund — Institutional
Class 0.33% (l)	10,151,093	10,151,093

TOTAL INVESTMENT COMPANIES	$15,932,578
Total Investments	$221,193,758
Other Assets and Liabilities — (1.11)%	(2,418,817)
Total Net Assets — 100.00%	$218,774,941

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $152,426,735 or 69.67% of net assets.
(b)	Security or a portion of the security was on loan. At the end of the period, the value of these securities totaled $5,623,848 or 2.57% of net assets.
(c)	Rate shown is as of period end. The rate may be a variable or floating rate or a fixed rate which may convert to a variable or floating rate in the future.
(d)	Perpetual security. Perpetual securities pay an indefinite stream of interest, but they may be called by the issuer at an earlier date. Date shown, if any, reflects the next call date or final legal maturity date. Rate shown is as of period end.

See accompanying notes.

Schedule of Investments
Principal Active High Yield ETF
June 30, 2022

(e)	Security is a contingent convertible security, ("CoCo"). CoCo's are hybrid debt securities that may convert to equity or have their principal written down upon occurrence of certain "triggers". At the end of the period, the value of these securities totaled $2,898,000 or 1.32% of net assets.
(f)	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(g)	The value of these investments was determined using significant unobservable inputs, in good faith by the Advisor, under procedures established and periodically reviewed by the Board of Trustees.
(h)	Security is defaulted.
(i)	Non-income producing security.
(j)	Affiliated Security. Security is either an affiliate (and registered under the Investment Company Act of 1940) or an affiliate as defined by the Investment Company Act of 1940 (controls 5.00% or more of the outstanding voting shares of the security).
Please see Affiliated Securities sub-schedule for transactional information.
(k)	Security or a portion of the security was received as collateral for securities lending. At the end of the period, the value of these securities totaled $5,781,485 or 2.64% of net assets.
(l)	Current yield shown is as of period end.

Portfolio Summary (unaudited)
Sector		Percent
Consumer, Cyclical		21.01%
Consumer, Non-cyclical		17.59%
Energy		14.46%
Financial		12.88%
Basic Materials		8.82%
Industrial		8.67%
Money Market Funds		7.28%
Communications		6.61%
Utilities		3.79%
Other Assets and Liabilities		(1.11)%
TOTAL NET ASSETS		100.00%

	June 30, 2021	Purchases	Sales	June 30, 2022
Affiliated Securities	Value	Cost	Proceeds	Value
Principal Government Money
Market Fund — Institutional Class
1.10%	$3,145,675	$68,285,772	$65,649,962	$5,781,485
	$3,145,675	$68,285,772	$65,649,962	$5,781,485

			Realized Gain
		Realized	from	Change in
		Gain/(Loss) on	Capital Gain	Unrealized
	Income (a)	Investments	Distributions	Gain/(Loss)
Principal Government Money
Market Fund — Institutional Class
1.10%	$—	$—	$—	$—
	$—	$—	$—	$—

(a) Amount excludes earnings from securities lending collateral.

See accompanying notes.

Schedule of Investments
Principal Healthcare Innovators ETF
June 30, 2022

COMMON STOCKS — 99.69%	Shares Held	Value

Biotechnology — 50.86%
2seventy bio, Inc. (a)	4,220	$55,704
Absci Corp. (a)	10,389	34,491
ACADIA Pharmaceuticals, Inc. (a)	18,377	258,932
ADMA Biologics, Inc. (a),(b)	21,972	43,505
Agenus, Inc. (a)	28,854	55,977
Akero Therapeutics, Inc. (a)	3,929	37,129
Albireo Pharma, Inc. (a)	2,172	43,136
Aldeyra Therapeutics, Inc. (a)	6,518	26,007
Allakos, Inc. (a)	6,094	19,074
Allogene Therapeutics, Inc. (a)	16,017	182,594
Alnylam Pharmaceuticals, Inc. (a)	12,147	1,771,640
Altimmune, Inc. (a)	4,458	52,159
ALX Oncology Holdings, Inc. (a)	4,558	36,874
Amicus Therapeutics, Inc. (a)	31,424	337,494
AnaptysBio, Inc. (a)	3,101	62,950
Anavex Life Sciences Corp. (a)	8,546	85,545
Apellis Pharmaceuticals, Inc. (a)	11,144	503,932
Applied Molecular Transport, Inc. (a)	4,336	12,618
Arcturus Therapeutics Holdings, Inc. (a)	2,957	46,543
Arcus Biosciences, Inc. (a)	7,973	202,036
Arcutis Biotherapeutics, Inc. (a)	5,652	120,444
Arrowhead Pharmaceuticals, Inc. (a)	12,024	423,365
Atara Biotherapeutics, Inc. (a)	10,445	81,367
Atea Pharmaceuticals, Inc. (a)	9,338	66,300
Atossa Therapeutics, Inc. (a)	14,207	15,486
Avidity Biosciences, Inc. (a)	5,262	76,457
Axsome Therapeutics, Inc. (a)	4,228	161,932
Beam Therapeutics, Inc. (a)	7,712	298,532
Berkeley Lights, Inc. (a)	7,590	37,722
BioAtla, Inc. (a)	4,020	11,457
BioCryst Pharmaceuticals, Inc. (a)	20,720	219,218
Biohaven Pharmaceutical Holding Co. Ltd. (a)	8,028	1,169,760
BioMarin Pharmaceutical, Inc. (a)	20,899	1,731,900
Bluebird Bio, Inc. (a)	7,866	32,565
Blueprint Medicines Corp. (a)	6,760	341,448
Bridgebio Pharma, Inc. (a)	16,562	150,383
C4 Therapeutics, Inc. (a)	5,468	41,229
Cara Therapeutics, Inc. (a)	5,997	54,753
Caribou Biosciences, Inc. (a)	6,752	36,663
Cassava Sciences, Inc. (a),(b)	4,490	126,259
CEL-SCI Corp. (a),(b)	4,854	21,843
Celldex Therapeutics, Inc. (a)	5,243	141,351
Cerevel Therapeutics Holdings, Inc. (a)	16,877	446,228
Certara, Inc. (a)	18,252	391,688
ChemoCentryx, Inc. (a)	7,858	194,721
Cortexyme, Inc. (a),(b)	3,374	7,490
CRISPR Therapeutics AG (a)	8,794	534,411
CTI BioPharma Corp. (a)	10,849	64,769
Cullinan Oncology, Inc. (a)	4,901	62,831
Curis, Inc. (a)	10,282	10,123
CytomX Therapeutics, Inc. (a)	7,321	13,397
Deciphera Pharmaceuticals, Inc. (a)	6,570	86,395
Denali Therapeutics, Inc. (a)	14,045	413,344
Dynavax Technologies Corp. (a)	14,016	176,461
Editas Medicine, Inc. (a)	7,688	90,949
EQRx, Inc. (a),(b)	52,751	247,402
Erasca, Inc. (a)	13,605	75,780
Esperion Therapeutics, Inc. (a),(b)	7,048	44,825

See accompanying notes.

	Schedule of Investments
	Principal Healthcare Innovators ETF
	June 30, 2022

COMMON STOCKS (continued)		Shares Held	Value

Biotechnology (continued)
Evolus, Inc. (a)		6,235	$72,326
Fate Therapeutics, Inc. (a)		10,818	268,070
FibroGen, Inc. (a)		10,435	110,194
Forma Therapeutics Holdings, Inc. (a)		5,318	36,641
Generation Bio Co. (a)		6,395	41,951
Global Blood Therapeutics, Inc. (a)		7,272	232,340
Gossamer Bio, Inc. (a)		8,579	71,806
Guardant Health, Inc. (a)		11,594	467,702
Humanigen, Inc. (a)		7,329	12,972
Ideaya Biosciences, Inc. (a)		4,320	59,616
IGM Biosciences, Inc. (a)		2,921	52,666
ImmunityBio, Inc. (a)		44,636	166,046
ImmunoGen, Inc. (a)		24,745	111,352
Immunovant, Inc. (a)		13,060	50,934
Inhibrx, Inc. (a)		4,378	49,690
Inovio Pharmaceuticals, Inc. (a)		23,607	40,840
Insmed, Inc. (a)		13,342	263,104
Intellia Therapeutics, Inc. (a)		8,524	441,202
Intercept Pharmaceuticals, Inc. (a)		3,317	45,808
Intra-Cellular Therapies, Inc. (a)		10,531	601,109
Ionis Pharmaceuticals, Inc. (a)		16,140	597,503
Iovance Biotherapeutics, Inc. (a)		17,635	194,690
iTeos Therapeutics, Inc. (a)		3,957	81,514
IVERIC bio, Inc. (a)		12,979	124,858
Karuna Therapeutics, Inc. (a)		3,405	430,767
Karyopharm Therapeutics, Inc. (a)		8,476	38,227
Keros Therapeutics, Inc. (a)		2,627	72,584
Kezar Life Sciences, Inc. (a)		5,513	45,592
Kiniksa Pharmaceuticals Ltd., Class A (a)		3,826	37,074
Kodiak Sciences, Inc. (a)		5,801	44,320
Krystal Biotech, Inc. (a)		2,827	185,621
Kymera Therapeutics, Inc. (a)		5,801	114,222
MacroGenics, Inc. (a)		6,880	20,296
MEI Pharma, Inc. (a)		14,921	9,027
Mersana Therapeutics, Inc. (a)		9,356	43,225
Mirati Therapeutics, Inc. (a)		6,336	425,336
Myriad Genetics, Inc. (a)		8,979	163,148
Nektar Therapeutics (a)		20,707	78,687
NeoGenomics, Inc. (a)		13,916	113,415
NGM Biopharmaceuticals, Inc. (a)		8,718	111,765
Novavax, Inc. (a)		8,634	444,047
NRX Pharmaceuticals, Inc. (a)		6,599	3,959
Nurix Therapeutics, Inc. (a)		5,019	63,591
Nuvation Bio, Inc. (a)		24,437	79,176
Omeros Corp. (a),(b)		7,017	19,297
Precigen, Inc. (a)		23,198	31,085
Precision BioSciences, Inc. (a)		6,817	10,907
Prothena Corp. PLC (a)		5,237	142,185
Provention Bio, Inc. (a)		7,110	28,440
PTC Therapeutics, Inc. (a)		8,008	320,800
Radius Health, Inc. (a)		5,316	55,127
RAPT Therapeutics, Inc. (a)		3,315	60,499
Recursion Pharmaceuticals, Inc., Class A (a)		17,900	145,706
REGENXBIO, Inc. (a)		4,798	118,511
Relay Therapeutics, Inc. (a),(b)		12,149	203,496
Replimune Group, Inc. (a)		5,297	92,592
REVOLUTION Medicines, Inc. (a)		8,323	162,215
Rigel Pharmaceuticals, Inc. (a)		19,188	21,682

See accompanying notes.

	Schedule of Investments
	Principal Healthcare Innovators ETF
	June 30, 2022

COMMON STOCKS (continued)		Shares Held	Value

Biotechnology (continued)
Rocket Pharmaceuticals, Inc. (a)		7,238	$99,595
Rubius Therapeutics, Inc. (a)		10,107	8,598
Sage Therapeutics, Inc. (a)		6,625	213,987
Sana Biotechnology, Inc. (a)		21,189	136,245
Sangamo Therapeutics, Inc. (a)		16,378	67,805
Sarepta Therapeutics, Inc. (a)		9,912	743,004
Scholar Rock Holding Corp. (a)		3,937	21,614
Seagen, Inc. (a)		13,767	2,435,933
Seer, Inc. (a)		6,397	57,253
Sorrento Therapeutics, Inc. (a),(b)		41,024	82,458
SpringWorks Therapeutics, Inc. (a)		5,536	136,296
Stoke Therapeutics, Inc. (a)		4,128	54,531
Sutro Biopharma, Inc. (a)		5,204	27,113
Syndax Pharmaceuticals, Inc. (a)		5,896	113,439
TG Therapeutics, Inc. (a)		16,025	68,106
Theravance Biopharma, Inc. (a)		8,381	75,932
TransMedics Group, Inc. (a)		3,137	98,659
Travere Therapeutics, Inc. (a)		7,092	171,839
Turning Point Therapeutics, Inc. (a)		5,567	418,917
Twist Bioscience Corp. (a)		6,295	220,073
Ultragenyx Pharmaceutical, Inc. (a)		7,906	471,672
Vaxart, Inc. (a)		14,116	49,406
Veracyte, Inc. (a)		7,991	159,021
Vericel Corp. (a)		5,277	132,875
Verve Therapeutics, Inc. (a),(b)		5,404	82,573
Viking Therapeutics, Inc. (a)		8,793	25,412
Vir Biotechnology, Inc. (a)		14,845	378,102
Xencor, Inc. (a)		6,661	182,312
Zentalis Pharmaceuticals, Inc. (a)		5,112	143,647
			$27,097,560

Chemicals — 0.14%
Codexis, Inc. (a)		7,310	76,463

Commercial Services — 1.84%
HealthEquity, Inc. (a)		9,524	584,678
Multiplan Corp. (a)		71,656	393,392
			$978,070

Electronics — 0.03%
Standard BioTools, Inc. (a)		8,662	13,859

Engineering & Construction — 0.13%
908 Devices, Inc. (a)		3,505	72,168

Healthcare — Products — 17.09%
10X Genomics, Inc., Class A (a)		10,638	481,370
Adaptive Biotechnologies Corp. (a)		15,886	128,518
Alphatec Holdings, Inc. (a)		11,196	73,222
AngioDynamics, Inc. (a)		4,344	84,056
Artivion, Inc. (a)		4,500	84,960
AtriCure, Inc. (a)		5,165	211,042
Avanos Medical, Inc. (a)		5,309	145,148
Axonics, Inc. (a)		5,270	298,651
BioLife Solutions, Inc. (a)		4,672	64,520
Bionano Genomics, Inc. (a),(b)		32,497	44,846
Biora Therapeutics, Inc. (a)		18,600	13,020
Butterfly Network, Inc. (a)		19,269	59,156
Cardiovascular Systems, Inc. (a)		4,552	65,367

See accompanying notes.

	Schedule of Investments
	Principal Healthcare Innovators ETF
	June 30, 2022

COMMON STOCKS (continued)		Shares Held	Value

Healthcare — Products (continued)
CareDx, Inc. (a)		5,949	$127,785
Castle Biosciences, Inc. (a)		2,851	62,579
Cerus Corp. (a)		19,493	103,118
Cue Health, Inc. (a),(b)		16,424	52,557
Cutera, Inc. (a)		2,027	76,013
DermTech, Inc. (a)		3,349	18,553
Eargo, Inc. (a)		4,410	3,316
Exact Sciences Corp. (a)		19,791	779,568
Glaukos Corp. (a)		5,278	239,727
Inari Medical, Inc. (a)		5,773	392,506
Inogen, Inc. (a)		2,550	61,659
Inspire Medical Systems, Inc. (a)		3,137	573,036
iRhythm Technologies, Inc. (a)		3,369	363,953
Lantheus Holdings, Inc. (a)		7,763	512,591
MiMedx Group, Inc. (a)		12,607	43,746
NanoString Technologies, Inc. (a)		5,121	65,037
Natera, Inc. (a)		10,904	386,438
Nevro Corp. (a)		3,933	172,383
Novocure Ltd. (a)		11,876	825,382
NuVasive, Inc. (a)		5,809	285,570
OraSure Technologies, Inc. (a)		8,112	21,984
OrthoPediatrics Corp. (a)		2,215	95,577
Pacific Biosciences of California, Inc. (a)		24,819	109,700
Penumbra, Inc. (a)		4,285	533,568
PROCEPT BioRobotics Corp. (a),(b)		4,880	159,527
Pulmonx Corp. (a)		4,153	61,132
Quanterix Corp. (a)		4,134	66,929
Quantum-Si, Inc. (a),(b)		13,182	30,582
Shockwave Medical, Inc. (a)		4,060	776,150
SI-BONE, Inc. (a)		3,796	50,107
Silk Road Medical, Inc. (a)		3,929	142,976
SmileDirectClub, Inc. (a),(b)		13,504	14,044
SomaLogic, Inc. (a)		20,329	91,887
ViewRay, Inc. (a)		20,130	53,345
			$9,106,901

Healthcare — Services — 7.89%
23andMe Holding Co., Class A (a),(b)		23,694	58,761
Accolade, Inc. (a)		7,513	55,596
agilon health, Inc. (a)		45,642	996,365
American Well Corp., Class A (a)		25,849	111,668
ATI Physical Therapy, Inc. (a)		22,149	31,230
Bright Health Group, Inc. (a)		70,552	128,405
Brookdale Senior Living, Inc. (a)		20,823	94,536
Cano Health, Inc. (a)		22,452	98,340
Clover Health Investments Corp. (a),(b)		42,475	90,896
Ginkgo Bioworks Holdings, Inc. (a),(b)		135,751	323,087
Inotiv, Inc. (a)		2,856	27,418
Invitae Corp. (a),(b)		25,623	62,520
LifeStance Health Group, Inc. (a)		41,997	233,503
ModivCare, Inc. (a)		2,182	184,379
Oak Street Health, Inc. (a)		27,449	451,262
OPKO Health, Inc. (a)		76,466	193,459
Personalis, Inc. (a)		5,043	17,398
RadNet, Inc. (a)		6,304	108,933
Sema4 Holdings Corp. (a)		27,487	34,634
Surgery Partners, Inc. (a)		10,186	294,579

See accompanying notes.

	Schedule of Investments
	Principal Healthcare Innovators ETF
	June 30, 2022

COMMON STOCKS (continued)		Shares Held	Value

Healthcare — Services (continued)
Teladoc Health, Inc. (a)		18,260	$606,415
			$4,203,384

Pharmaceuticals — 18.11%
Aclaris Therapeutics, Inc. (a)		6,875	95,975
Aerie Pharmaceuticals, Inc. (a)		5,430	40,725
Agios Pharmaceuticals, Inc. (a)		6,130	135,902
Akebia Therapeutics, Inc. (a)		19,631	6,932
Alector, Inc. (a)		9,205	93,523
Alkermes PLC (a)		18,459	549,893
Amneal Pharmaceuticals, Inc. (a)		16,766	53,316
Arvinas, Inc. (a)		5,953	250,562
Bioxcel Therapeutics, Inc. (a)		3,139	41,435
Chimerix, Inc. (a)		9,746	20,272
Clovis Oncology, Inc. (a),(b)		15,961	28,730
Coherus Biosciences, Inc. (a)		8,670	62,771
Collegium Pharmaceutical, Inc. (a)		3,744	66,344
Cytokinetics, Inc. (a)		9,690	380,720
Eagle Pharmaceuticals, Inc. (a)		1,449	64,379
Elanco Animal Health, Inc. (a)		53,757	1,055,250
Enanta Pharmaceuticals, Inc. (a)		2,304	108,910
Endo International PLC (a)		26,220	12,211
Fulcrum Therapeutics, Inc. (a)		4,550	22,295
G1 Therapeutics, Inc. (a)		4,790	23,662
GoodRx Holdings, Inc., Class A (a)		9,055	53,605
Gritstone bio, Inc. (a)		7,628	18,460
Harmony Biosciences Holdings, Inc. (a)		6,605	322,126
Heron Therapeutics, Inc. (a),(b)		11,460	31,973
Heska Corp. (a)		1,211	114,452
Jazz Pharmaceuticals PLC (a)		6,987	1,090,042
Kura Oncology, Inc. (a)		7,473	136,980
Lyell Immunopharma, Inc. (a)		26,982	175,923
Madrigal Pharmaceuticals, Inc. (a)		1,919	137,362
MannKind Corp. (a)		28,253	107,644
Marinus Pharmaceuticals, Inc. (a)		4,125	19,965
Morphic Holding, Inc. (a)		4,162	90,315
Neurocrine Biosciences, Inc. (a)		10,830	1,055,708
Ocugen, Inc. (a)		22,383	50,809
Ocular Therapeutix, Inc. (a)		8,612	34,620
ORIC Pharmaceuticals, Inc. (a)		4,419	19,797
Perrigo Co. PLC		15,248	618,611
PetIQ, Inc. (a)		3,268	54,870
PMV Pharmaceuticals, Inc. (a)		5,091	72,547
Prometheus Biosciences, Inc. (a)		4,368	123,309
Protagonist Therapeutics, Inc. (a)		5,432	42,967
Reata Pharmaceuticals, Inc., Class A (a)		3,532	107,337
Relmada Therapeutics, Inc. (a)		3,110	59,059
Revance Therapeutics, Inc. (a)		8,016	110,781
Rhythm Pharmaceuticals, Inc. (a)		5,639	23,402
Senseonics Holdings, Inc. (a),(b)		51,970	53,529
Seres Therapeutics, Inc. (a)		10,305	35,346
uniQure NV (a)		5,212	97,152
Vaxcyte, Inc. (a)		6,318	137,480
Viatris, Inc.		137,406	1,438,641
Xeris Biopharma Holdings, Inc. (a),(b)		15,160	23,346
Y-mAbs Therapeutics, Inc. (a)		4,897	74,092
			$9,646,057

See accompanying notes.

Schedule of Investments
Principal Healthcare Innovators ETF
June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

Retail — 0.23%
Warby Parker, Inc., Class A (a)	10,690	$120,369

Software — 3.37%
1Life Healthcare, Inc. (a)	21,555	168,991
Alignment Healthcare, Inc. (a)	20,990	239,496
Definitive Healthcare Corp. (a)	10,927	250,556
Evolent Health, Inc., Class A (a)	10,191	312,966
Health Catalyst, Inc. (a)	5,986	86,737
Hims & Hers Health, Inc. (a)	22,071	99,982
Outset Medical, Inc. (a)	5,319	79,040
Phreesia, Inc. (a)	5,749	143,782
Privia Health Group, Inc. (a)	11,949	347,955
Sharecare, Inc. (a)	38,042	60,106
Tabula Rasa HealthCare, Inc. (a)	2,887	7,420
		$1,797,031
TOTAL COMMON STOCKS		$53,111,862
INVESTMENT COMPANIES — 2.39%	Shares Held	Value

Money Market Funds — 2.39%
Principal Government Money Market Fund — Institutional Class 1.10% (c),(d),(e)	1,097,187	$1,097,187
State Street Institutional U.S. Government Money Market Fund — Institutional
Class 0.33% (e)	175,919	175,919
TOTAL INVESTMENT COMPANIES		$1,273,106

Total Investments	$54,384,968
Other Assets and Liabilities — (2.08)%	(1,109,813)
Total Net Assets — 100.00%	$53,275,155

(a)	Non-income producing security.
(b)	Security or a portion of the security was on loan. At the end of the period, the value of these securities totaled $1,038,864 or 1.95% of net assets.
(c)	Affiliated Security. Security is either an affiliate (and registered under the Investment Company Act of 1940) or an affiliate as defined by the Investment Company Act of 1940 (controls 5.00% or more of the outstanding voting shares of the security).
Please see Affiliated Securities sub-schedule for transactional information.
(d)	Security or a portion of the security was received as collateral for securities lending. At the end of the period, the value of these securities totaled $1,097,187 or 2.06% of net assets.
(e)	Current yield shown is as of period end.

Portfolio Summary (unaudited)
Sector		Percent
Consumer, Non-cyclical		95.79%
Technology		3.37%
Money Market Funds		2.39%
Consumer, Cyclical		0.23%
Industrial		0.16%
Basic Materials		0.14%
Other Assets and Liabilities		(2.08)%
TOTAL NET ASSETS		100.00%

	June 30, 2021	Purchases	Sales	June 30, 2022
Affiliated Securities	Value	Cost	Proceeds	Value
Principal Government Money
Market Fund — Institutional Class
1.10%	$6,534,128	$49,360,042	$54,796,983	$1,097,187
	$6,534,128	$49,360,042	$54,796,983	$1,097,187

See accompanying notes.

Schedule of Investments
Principal Healthcare Innovators ETF
June 30, 2022

Realized Gain
		Realized	from	Change in
		Gain/(Loss) on	Capital Gain	Unrealized
	Income (a)	Investments	Distributions	Gain/(Loss)
Principal Government Money
Market Fund — Institutional Class
1.10%	$—	$—	$—	$—
	$—	$—	$—	$—

(a) Amount excludes earnings from securities lending collateral.

See accompanying notes.

	Schedule of Investments
Principal International Adaptive Multi-Factor ETF
	June 30, 2022

COMMON STOCKS — 98.52%	Shares Held	Value

Advertising — 0.22%
Hakuhodo DY Holdings, Inc.	1,100	$10,093
Publicis Groupe SA	290	14,180
WPP PLC	704	7,067
		$31,340

Aerospace & Defense — 0.86%
Airbus SE	205	19,861
BAE Systems PLC	4,646	46,953
Dassault Aviation SA	97	15,136
Elbit Systems Ltd.	62	14,150
Rolls-Royce Holdings PLC (a)	6,432	6,495
Thales SA	162	19,871
		$122,466

Agriculture — 1.31%
British American Tobacco PLC	2,414	103,423
Imperial Brands PLC	1,710	38,218
Japan Tobacco, Inc.	1,700	29,394
Swedish Match AB	1,456	14,831
		$185,866

Airlines — 0.10%
Singapore Airlines Ltd. (a)	4,000	14,684

Apparel — 1.20%
adidas AG	74	13,087
Burberry Group PLC	353	7,052
Gildan Activewear, Inc.	622	17,903
Hermes International	13	14,536
Kering SA	28	14,381
LVMH Moet Hennessy Louis Vuitton SE	159	96,925
Puma SE	92	6,058
		$169,942

Auto Manufacturers — 2.30%
Bayerische Motoren Werke AG	154	11,855
Bayerische Motoren Werke AG	88	6,234
Ferrari NV	60	11,016
Hino Motors Ltd.	2,000	10,274
Honda Motor Co. Ltd.	1,500	36,405
Isuzu Motors Ltd.	1,400	15,488
Mazda Motor Corp.	2,200	17,998
Mercedes-Benz Group AG	621	35,936
Stellantis NV	889	10,986
Toyota Motor Corp.	9,600	148,585
Volkswagen AG	32	5,832
Volvo AB, Class A	329	5,294
Volvo AB, Class B	668	10,342
		$326,245

Auto Parts & Equipment — 0.48%
Aisin Corp.	500	15,478
Bridgestone Corp.	800	29,186
Cie Generale des Etablissements Michelin SCA	349	9,500
NGK Insulators Ltd.	1,000	13,473
		$67,637

See accompanying notes.

	Schedule of Investments
Principal International Adaptive Multi-Factor ETF
	June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

Banks — 10.04%
ABN AMRO Bank NV (b)	547	$6,142
Australia & New Zealand Banking Group Ltd.	1,437	21,851
Banco Bilbao Vizcaya Argentaria SA	2,738	12,425
Banco Santander SA	6,321	17,806
Bank Hapoalim BM	2,835	23,667
Bank Leumi Le-Israel BM	1,775	15,779
Bank of Montreal	740	71,160
Bank of Nova Scotia	1,347	79,719
Barclays PLC	13,865	25,843
BNP Paribas SA	400	19,016
BOC Hong Kong Holdings Ltd.	6,000	23,704
CaixaBank SA	2,787	9,688
Canadian Imperial Bank of Commerce	1,104	53,613
Commerzbank AG (a)	1,016	7,119
Commonwealth Bank of Australia	1,337	83,408
Credit Agricole SA	802	7,338
Danske Bank A/S	1,008	14,245
DBS Group Holdings Ltd.	1,700	36,318
Deutsche Bank AG	1,045	9,109
DNB Bank ASA	481	8,622
Erste Group Bank AG	254	6,441
FinecoBank Banca Fineco SpA	494	5,912
Hang Seng Bank Ltd.	1,162	20,510
HSBC Holdings PLC	8,808	57,427
ING Groep NV	1,591	15,724
Intesa Sanpaolo SpA	6,896	12,863
Israel Discount Bank Ltd., Class A	2,314	12,031
KBC Group NV	145	8,136
Lloyds Banking Group PLC	55,429	28,548
Macquarie Group Ltd.	441	50,077
Mediobanca Banca di Credito Finanziario SpA	1,439	12,453
Mitsubishi UFJ Financial Group, Inc.	10,800	58,060
Mizrahi Tefahot Bank Ltd.	592	19,575
Mizuho Financial Group, Inc.	400	4,549
National Australia Bank Ltd.	2,663	50,347
National Bank of Canada	536	35,174
NatWest Group PLC	3,350	8,902
Nordea Bank Abp	1,362	11,983
Oversea-Chinese Banking Corp. Ltd.	3,600	29,514
Raiffeisen Bank International AG	784	8,495
Royal Bank of Canada	1,444	139,823
Skandinaviska Enskilda Banken AB, Class A	1,835	18,010
Societe Generale SA	429	9,391
Standard Chartered PLC	2,951	22,222
Sumitomo Mitsui Financial Group, Inc.	500	14,858
Svenska Handelsbanken AB, Class A	1,232	10,528
Swedbank AB	591	7,470
Toronto-Dominion Bank	1,869	122,562
UBS Group AG	1,255	20,232
UniCredit SpA	1,076	10,222
United Overseas Bank Ltd.	1,300	24,563
Westpac Banking Corp.	1,739	23,407
		$1,426,581

Beverages — 2.21%
Anheuser-Busch InBev SA	649	34,931
Carlsberg AS, Class B	69	8,788
Coca-Cola HBC AG	297	6,587

See accompanying notes.

	Schedule of Investments
	Principal International Adaptive Multi-Factor ETF
	June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

Beverages (continued)
Davide Campari-Milano NV	1,481	$15,574
Diageo PLC	2,514	108,044
Endeavour Group Ltd.	3,280	17,139
Heineken Holding NV	235	17,103
Heineken NV	292	26,622
JDE Peet's NV	195	5,550
Pernod Ricard SA	282	51,805
Remy Cointreau SA	76	13,277
Treasury Wine Estates Ltd.	1,047	8,203
		$313,623

Biotechnology — 0.25%
Bachem Holding AG, Class B	102	7,089
CSL Ltd.	157	29,158
		$36,247

Chemicals — 2.95%
Air Liquide SA	243	32,626
Arkema SA	121	10,768
Asahi Kasei Corp.	2,400	18,326
BASF SE	334	14,534
Brenntag SE	151	9,827
Chr Hansen Holding A/S	104	7,570
Covestro AG (b)	153	5,288
Croda International PLC	123	9,690
EMS-Chemie Holding AG	17	12,652
Evonik Industries AG	343	7,318
Fuchs Petrolub SE	381	10,621
Givaudan SA	9	31,648
ICL Group Ltd.	1,257	11,404
Koninklijke DSM NV	179	25,718
Mitsubishi Chemical Holdings Corp.	2,700	14,666
Mitsubishi Gas Chemical Co., Inc.	800	11,527
Mitsui Chemicals, Inc.	600	12,780
Nippon Sanso Holdings Corp.	700	11,159
Novozymes A/S, Class B	326	19,567
Nutrien Ltd.	413	32,891
Shin-Etsu Chemical Co. Ltd.	300	33,830
Sumitomo Chemical Co. Ltd.	3,800	14,872
Symrise AG	191	20,786
Toray Industries, Inc.	3,500	19,636
Tosoh Corp.	1,000	12,419
Umicore SA	178	6,215
		$418,338

Commercial Services — 2.60%
Adyen NV (a),(b)	9	13,091
Ashtead Group PLC	196	8,205
Atlantia SpA	980	22,984
Brambles Ltd.	1,443	10,667
Bureau Veritas SA	603	15,450
Dai Nippon Printing Co. Ltd.	600	12,939
Edenred	234	11,028
Experian PLC	1,270	37,196
Intertek Group PLC	284	14,541
Nuvei Corp. (a),(b)	112	4,048
Persol Holdings Co. Ltd.	700	12,723
Randstad NV	115	5,568

See accompanying notes.

	Schedule of Investments
Principal International Adaptive Multi-Factor ETF
	June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

Commercial Services (continued)
Recruit Holdings Co. Ltd.	1,200	$35,333
RELX PLC	2,397	64,952
Rentokil Initial PLC	1,285	7,424
Ritchie Bros Auctioneers, Inc.	146	9,499
Secom Co. Ltd.	300	18,536
Securitas AB, Class B	511	4,402
SGS SA	8	18,310
Sohgo Security Services Co. Ltd.	400	11,114
TOPPAN, Inc.	800	13,367
Transurban Group	1,788	17,747
		$369,124

Computers — 1.31%
Bechtle AG	123	5,028
Capgemini SE	140	23,980
CGI, Inc. (a)	287	22,863
Check Point Software Technologies Ltd. (a)	219	26,670
Computershare Ltd.	465	7,909
Itochu Techno-Solutions Corp.	500	12,253
Logitech International SA	117	6,112
NEC Corp.	500	19,421
NTT Data Corp.	1,100	15,209
Otsuka Corp.	400	11,866
SCSK Corp.	800	13,538
Teleperformance	70	21,515
		$186,364

Construction Materials — 1.16%
AGC, Inc.	400	14,063
Cie de Saint-Gobain	443	19,008
Daikin Industries Ltd.	200	32,061
Geberit AG	41	19,704
Holcim AG	339	14,506
Investment AB Latour, Class B	214	4,232
James Hardie Industries PLC	276	6,052
Kingspan Group PLC	187	11,249
Nibe Industrier AB	886	6,652
Rinnai Corp.	200	13,753
ROCKWOOL A/S, Class B	18	4,051
Sika AG	53	12,214
Xinyi Glass Holdings Ltd.	3,000	7,195
		$164,740

Distribution/Wholesale — 1.88%
Bunzl PLC	774	25,618
Ferguson PLC	316	35,343
IMCD NV	95	13,037
ITOCHU Corp.	1,400	37,838
Marubeni Corp.	2,400	21,651
Mitsubishi Corp.	1,400	41,655
Mitsui & Co. Ltd.	1,400	30,899
Sumitomo Corp.	1,700	23,267
Toromont Industries Ltd.	260	21,023
Toyota Tsusho Corp.	500	16,325
		$266,656

Diversified Financial Services — 1.97%
Amundi SA (b)	95	5,197

See accompanying notes.

Schedule of Investments
Principal International Adaptive Multi-Factor ETF
June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

Diversified Financial Services (continued)
ASX Ltd.	462	$26,057
Daiwa Securities Group, Inc.	3,200	14,292
Deutsche Boerse AG	274	45,827
Euronext NV (b)	183	14,939
Futu Holdings Ltd., ADR (a)	208	10,860
Hargreaves Lansdown PLC	455	4,363
Hong Kong Exchanges & Clearing Ltd.	1,000	49,192
IGM Financial, Inc.	555	14,875
Julius Baer Group Ltd.	152	7,012
Mitsubishi HC Capital, Inc.	2,500	11,534
Partners Group Holding AG	11	9,912
SBI Holdings, Inc.	600	11,741
Schroders PLC	214	6,961
Singapore Exchange Ltd.	2,300	15,661
St. James's Place PLC	435	5,838
TMX Group Ltd.	146	14,859
Tokyo Century Corp.	321	10,623
		$279,743

Electric — 2.99%
Algonquin Power & Utilities Corp.	714	9,596
Brookfield Renewable Corp., Class A	172	6,127
Canadian Utilities Ltd., Class A	484	14,435
CLP Holdings Ltd.	2,195	18,210
E.ON SE	3,515	29,498
EDP - Energias de Portugal SA	2,378	11,094
Elia Group SA	107	15,160
Emera, Inc.	412	19,300
Endesa SA	466	8,790
Enel SpA	4,182	22,877
Engie SA	915	10,515
Fortis, Inc.	550	26,000
HK Electric Investments & HK Electric Investments Ltd.	13,000	11,928
Hydro One Ltd. (b)	672	18,069
Iberdrola SA	2,829	29,338
National Grid PLC	3,179	40,710
Northland Power, Inc.	267	7,949
Origin Energy Ltd.	1,637	6,475
Power Assets Holdings Ltd.	3,000	18,868
Red Electrica Corp. SA	893	16,868
RWE AG	300	11,029
SSE PLC	1,755	34,524
Terna - Rete Elettrica Nazionale	3,425	26,876
Uniper SE	252	3,742
Verbund AG	68	6,652
		$424,630

Electrical Components & Equipment — 0.58%
ABB Ltd.	2,033	54,219
Legrand SA	292	21,561
Prysmian SpA	223	6,125
		$81,905

Electronics — 1.35%
Halma PLC	613	14,991
Hoya Corp.	300	25,616
Ibiden Co. Ltd.	300	8,458
Kyocera Corp.	500	26,739

See accompanying notes.

	Schedule of Investments
Principal International Adaptive Multi-Factor ETF
	June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

Electronics (continued)
Murata Manufacturing Co. Ltd.	700	$38,158
Nidec Corp.	400	24,705
Sartorius AG	18	6,289
Shimadzu Corp.	545	17,232
TDK Corp.	700	21,617
Venture Corp. Ltd.	690	8,259
		$192,064

Engineering & Construction — 1.60%
ACS Actividades de Construccion y Servicios SA	357	8,653
Aena SME SA (a),(b)	53	6,734
Aeroports de Paris (a)	46	5,826
Auckland International Airport Ltd. (a)	1,812	8,125
Bouygues SA	284	8,738
Cellnex Telecom SA (b)	323	12,534
CK Infrastructure Holdings Ltd.	2,500	15,325
Eiffage SA	178	16,020
Ferrovial SA	749	18,987
Infrastrutture Wireless Italiane SpA (b)	775	7,865
Kajima Corp.	1,200	13,771
Keppel Corp. Ltd.	3,500	16,350
Lendlease Corp. Ltd.	1,103	6,936
Singapore Technologies Engineering Ltd.	5,200	15,271
Skanska AB, Class B	308	4,721
Vinci SA	396	35,257
WSP Global, Inc.	234	26,458
		$227,571

Entertainment — 0.65%
Aristocrat Leisure Ltd.	358	8,496
Entain PLC (a)	407	6,168
Evolution AB (b)	93	8,456
Genting Singapore Ltd.	13,900	7,204
La Francaise des Jeux SAEM (b)	375	12,976
Lottery Corp. Ltd. (a)	6,598	20,585
Oriental Land Co. Ltd.	200	27,889
		$91,774

Environmental Control — 0.05%
GFL Environmental, Inc.	260	6,698

Food — 5.27%
Barry Callebaut AG	4	8,925
Carrefour SA	1,006	17,801
Chocoladefabriken Lindt & Spruengli AG	3	30,514
Coles Group Ltd.	1,803	22,165
Danone SA	361	20,149
Empire Co. Ltd., Class A	631	19,437
Etablissements Franz Colruyt NV	207	5,629
George Weston Ltd.	214	24,999
J Sainsbury PLC	4,757	11,813
Jeronimo Martins SGPS SA	1,075	23,365
Kerry Group PLC, Class A	208	19,910
Kesko Oyj, Class B	258	6,086
Kobe Bussan Co. Ltd.	500	12,253
Koninklijke Ahold Delhaize NV	1,057	27,537
Loblaw Cos. Ltd.	353	31,836
Metro, Inc.	518	27,803

See accompanying notes.

	Schedule of Investments
Principal International Adaptive Multi-Factor ETF
	June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

Food (continued)
Mowi ASA	326	$7,417
Nestle SA	2,554	298,138
Nisshin Seifun Group, Inc.	1,000	11,704
Orkla ASA	1,102	8,807
Saputo, Inc.	375	8,178
Seven & i Holdings Co. Ltd.	700	27,173
Tesco PLC	8,201	25,507
Toyo Suisan Kaisha Ltd.	400	15,596
WH Group Ltd. (b)	13,500	10,426
Wilmar International Ltd.	2,800	8,142
Woolworths Group Ltd.	710	17,447
		$748,757

Food Service — 0.15%
Compass Group PLC	707	14,458
Sodexo SA	90	6,325
		$20,783

Forest Products & Paper — 0.27%
Mondi PLC	409	7,244
Oji Holdings Corp.	3,000	13,001
Smurfit Kappa Group PLC	191	6,421
West Fraser Timber Co. Ltd.	157	12,047
		$38,713

Gas — 0.68%
AltaGas Ltd.	705	14,876
Enagas SA	711	15,699
Hong Kong & China Gas Co. Ltd.	16,250	17,499
Naturgy Energy Group SA	792	22,799
Snam SpA	4,883	25,581
		$96,454

Hand/Machine Tools — 0.40%
Disco Corp.	100	23,732
Fuji Electric Co. Ltd.	300	12,426
Schindler Holding AG	44	8,024
Schindler Holding AG	38	6,831
Techtronic Industries Co. Ltd.	500	5,216
		$56,229

Healthcare — Products — 1.84%
Alcon, Inc.	468	32,689
Carl Zeiss Meditec AG	44	5,252
Cochlear Ltd.	49	6,720
Coloplast A/S, Class B	161	18,338
Demant A/S (a)	158	5,928
DiaSorin SpA	45	5,904
EssilorLuxottica SA	214	32,047
Fisher & Paykel Healthcare Corp. Ltd.	425	5,303
Getinge AB	418	9,660
Inmode Ltd. (a)	298	6,678
Lifco AB	284	4,560
Olympus Corp.	1,600	32,152
QIAGEN NV (a)	406	19,018
Sartorius Stedim Biotech	21	6,587
Siemens Healthineers AG (b)	537	27,288

See accompanying notes.

	Schedule of Investments
Principal International Adaptive Multi-Factor ETF
	June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

Healthcare — Products (continued)
Smith & Nephew PLC	733	$10,239
Sonova Holding AG	57	18,151
Straumann Holding AG	126	15,132
		$261,646

Healthcare — Services — 0.66%
BioMerieux	60	5,860
Eurofins Scientific SE	91	7,160
Fresenius Medical Care AG & Co. KGaA	186	9,284
Fresenius SE & Co. KGaA	268	8,117
Lonza Group AG	39	20,794
Medibank Pvt Ltd.	4,172	9,359
Orpea SA	137	3,337
Ramsay Health Care Ltd.	228	11,526
Sonic Healthcare Ltd.	781	17,795
		$93,232

Holding Companies — Diversified — 0.35%
CK Hutchison Holdings Ltd.	3,500	23,662
Jardine Matheson Holdings Ltd.	206	10,827
Swire Pacific Ltd., Class A	2,500	14,895
		$49,384

Home Builders — 0.60%
Barratt Developments PLC	977	5,440
Berkeley Group Holdings PLC	185	8,386
Daiwa House Industry Co. Ltd.	900	20,974
Iida Group Holdings Co. Ltd.	700	10,778
Open House Group Co. Ltd.	300	11,940
Persimmon PLC	361	8,187
Sekisui House Ltd.	1,100	19,267
		$84,972

Home Furnishings — 0.85%
GN Store Nord AS	144	5,046
Rational AG	9	5,230
SEB SA	109	10,457
Sharp Corp.	1,300	10,051
Sony Group Corp.	1,100	89,951
		$120,735

Household Products — 1.03%
Beiersdorf AG	108	11,033
Essity AB, Class B	515	13,447
L'Oreal SA	193	66,602
Unilever PLC	1,236	55,985
		$147,067

Household Products/Wares — 0.39%
Henkel AG & Co. KGaA	140	8,568
Reckitt Benckiser Group PLC	623	46,792
		$55,360

Insurance — 5.93%
Admiral Group PLC	202	5,518
Aegon NV	1,634	7,069
AIA Group Ltd.	9,400	101,885

See accompanying notes.

Schedule of Investments
Principal International Adaptive Multi-Factor ETF
June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

Insurance (continued)
Allianz SE	178	$33,972
Assicurazioni Generali SpA	1,336	21,316
Aviva PLC	3,522	17,205
AXA SA	1,689	38,338
Baloise Holding AG	102	16,657
Fairfax Financial Holdings Ltd.	60	31,795
Gjensidige Forsikring ASA	891	18,047
Great-West Lifeco, Inc.	638	15,578
Hannover Rueck SE	48	6,967
iA Financial Corp., Inc.	396	19,695
Insurance Australia Group Ltd.	5,270	15,860
Intact Financial Corp.	284	40,058
Japan Post Holdings Co. Ltd.	3,500	24,999
M&G PLC	2,470	5,851
Manulife Financial Corp.	1,892	32,807
MS&AD Insurance Group Holdings, Inc.	700	21,452
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	58	13,627
NN Group NV	185	8,402
Phoenix Group Holdings PLC	1,110	7,977
Power Corp. of Canada	1,075	27,660
QBE Insurance Group Ltd.	2,107	17,670
Sampo Oyj, Class A	567	24,671
Sompo Holdings, Inc.	500	22,048
Sun Life Financial, Inc.	854	39,131
Suncorp Group Ltd.	2,390	18,114
Swiss Life Holding AG	42	20,458
Swiss Re AG	326	25,263
T&D Holdings, Inc.	1,300	15,560
Tokio Marine Holdings, Inc.	700	40,773
Tryg A/S	437	9,811
Zurich Insurance Group AG	174	75,677
		$841,911

Internet — 0.84%
Auto Trader Group PLC (b)	1,990	13,444
CyberAgent, Inc.	1,100	10,953
MonotaRO Co. Ltd.	700	10,401
Prosus NV	338	22,131
Shopify, Inc., Class A (a)	1,020	31,871
Trend Micro, Inc.	300	14,637
United Internet AG	255	7,277
ZOZO, Inc.	500	9,010
		$119,724

Investment Companies — 0.39%
Groupe Bruxelles Lambert SA	106	8,851
Industrivarden AB, Class A	319	7,178
Investor AB, Class A	375	6,732
Investor AB, Class B	747	12,281
L E Lundbergforetagen AB, Class B	126	5,123
Sofina SA	40	8,174
Wendel SE	83	6,937
		$55,276

Iron & Steel — 0.56%
ArcelorMittal SA	679	15,305
BlueScope Steel Ltd.	493	5,411
Fortescue Metals Group Ltd.	833	10,079

See accompanying notes.

	Schedule of Investments
Principal International Adaptive Multi-Factor ETF
	June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

Iron & Steel (continued)
JFE Holdings, Inc.	1,200	$12,647
Mineral Resources Ltd.	389	12,961
Nippon Steel Corp.	1,400	19,595
voestalpine AG	201	4,272
		$80,270

Leisure Time — 0.23%
Shimano, Inc.	100	16,893
Yamaha Motor Co. Ltd.	900	16,490
		$33,383

Lodging — 0.10%
City Developments Ltd.	2,400	14,079

Machinery — Construction & Mining — 0.67%
Epiroc AB, Class A	407	6,284
Epiroc AB, Class B	381	5,147
Hitachi Construction Machinery Co. Ltd.	500	11,074
Hitachi Ltd.	900	42,705
Mitsubishi Heavy Industries Ltd.	600	20,983
Sandvik AB	529	8,577
		$94,770

Machinery — Diversified — 1.04%
CNH Industrial NV	1,228	14,181
GEA Group AG	403	13,890
Husqvarna AB, Class B	574	4,222
Keyence Corp.	200	68,367
KION Group AG	84	3,485
Kone Oyj, Class B	427	20,297
Kornit Digital Ltd. (a)	79	2,504
Miura Co. Ltd.	500	9,884
Spirax-Sarco Engineering PLC	53	6,373
Wartsila Oyj Abp	596	4,641
		$147,844

Media — 0.94%
Bollore SE	1,294	5,994
Informa PLC (a)	1,101	7,087
Quebecor, Inc., Class B	606	12,951
Shaw Communications, Inc., Class B	965	28,436
Thomson Reuters Corp.	315	32,839
Vivendi SE	614	6,239
Wolters Kluwer NV	408	39,575
		$133,121

Metal Fabrication & Hardware — 0.16%
SKF AB, Class B	403	5,929
Tenaris SA	480	6,172
VAT Group AG (b)	44	10,490
		$22,591

Mining — 2.73%
Agnico Eagle Mines Ltd.	214	9,796
Anglo American PLC	891	31,855
Antofagasta PLC	344	4,837
Barrick Gold Corp.	701	12,395
BHP Group Ltd.	4,585	130,548

See accompanying notes.

	Schedule of Investments
Principal International Adaptive Multi-Factor ETF
	June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

Mining (continued)
Boliden AB	372	$11,831
Cameco Corp.	298	6,265
First Quantum Minerals Ltd.	680	12,901
Franco-Nevada Corp.	277	36,437
Glencore PLC	3,393	18,384
Ivanhoe Mines Ltd., Class A (a)	784	4,513
Lundin Mining Corp.	706	4,476
Norsk Hydro ASA	893	5,001
Northern Star Resources Ltd.	932	4,400
Rio Tinto Ltd.	162	11,484
Rio Tinto PLC	373	22,323
South32 Ltd.	2,657	7,226
Sumitomo Metal Mining Co. Ltd.	400	12,529
Teck Resources Ltd., Class B	490	14,983
Wheaton Precious Metals Corp.	729	26,267
		$388,451

Miscellaneous Manufacture — 0.13%
Orica Ltd.	604	6,575
Siemens AG	25	2,544
Smiths Group PLC	516	8,790
		$17,909

Office & Business Equipment — 0.50%
Canon, Inc.	1,300	29,559
FUJIFILM Holdings Corp.	500	26,820
Seiko Epson Corp.	1,000	14,151
		$70,530

Oil & Gas — 4.81%
Aker BP ASA	372	12,920
Ampol Ltd.	1,043	24,643
BP PLC	6,430	30,393
Canadian Natural Resources Ltd.	797	42,828
Cenovus Energy, Inc.	727	13,832
DCC PLC	225	13,963
ENEOS Holdings, Inc.	5,300	20,067
Eni SpA	2,426	28,800
Equinor ASA	424	14,746
Galp Energia SGPS SA	550	6,447
Idemitsu Kosan Co. Ltd.	500	12,050
Imperial Oil Ltd.	177	8,344
Inpex Corp.	1,800	19,502
OMV AG	296	13,884
Parkland Corp.	326	8,854
Repsol SA	1,859	27,371
Shell PLC	6,965	180,931
Suncor Energy, Inc.	1,098	38,522
TotalEnergies SE	1,964	103,670
Tourmaline Oil Corp.	441	22,931
Woodside Energy Group Ltd.	1,783	39,186
		$683,884

Packaging & Containers — 0.12%
CCL Industries, Inc., Class B	376	17,772

Pharmaceuticals — 9.03%
Amplifon SpA	158	4,843

See accompanying notes.

	Schedule of Investments
Principal International Adaptive Multi-Factor ETF
	June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

Pharmaceuticals (continued)
Astellas Pharma, Inc.	200	$3,118
AstraZeneca PLC	1,397	183,661
Bayer AG	1,182	70,258
Chugai Pharmaceutical Co. Ltd.	900	23,017
Daiichi Sankyo Co. Ltd.	1,600	40,531
GSK PLC	5,405	116,168
Hikma Pharmaceuticals PLC	235	4,627
Ipsen SA	113	10,664
Medipal Holdings Corp.	700	9,875
Merck KGaA	123	20,753
Nippon Shinyaku Co. Ltd.	200	12,161
Novartis AG	1,787	151,342
Novo Nordisk A/S, Class B	1,519	168,475
Orion Oyj, Class B	144	6,428
Otsuka Holdings Co. Ltd.	600	21,306
Recordati Industria Chimica e Farmaceutica SpA	310	13,485
Roche Holding AG	69	26,627
Roche Holding AG	634	211,555
Sanofi	1,198	120,949
Takeda Pharmaceutical Co. Ltd.	1,400	39,396
UCB SA	273	23,070
		$1,282,309

Pipelines — 1.36%
APA Group	2,352	18,297
Enbridge, Inc.	2,199	92,867
Keyera Corp.	649	14,823
Pembina Pipeline Corp.	679	24,001
TC Energy Corp.	834	43,203
		$193,191

Private Equity — 0.91%
3i Group PLC	1,131	15,261
Brookfield Asset Management, Inc., Class A	1,613	71,753
Capitaland Investment Ltd.	5,800	15,948
EQT AB	480	9,825
Eurazeo SE	77	4,769
Onex Corp.	245	12,201
		$129,757

Real Estate — 1.78%
Azrieli Group Ltd.	169	11,825
CK Asset Holdings Ltd.	3,000	21,219
Daito Trust Construction Co. Ltd.	200	17,261
ESR Group Ltd. (a),(b)	7,200	19,453
Fastighets AB Balder (a)	1,323	6,338
FirstService Corp.	113	13,707
Hang Lung Properties Ltd.	4,000	7,585
Henderson Land Development Co. Ltd.	4,000	14,987
Hongkong Land Holdings Ltd.	2,963	14,874
Hulic Co. Ltd.	1,500	11,608
LEG Immobilien SE	144	11,940
New World Development Co. Ltd.	2,000	7,175
REA Group Ltd.	67	5,172
Sagax AB, Class B	231	4,261
Sino Land Co. Ltd.	8,000	11,806
Sun Hung Kai Properties Ltd.	1,000	11,814
Swire Properties Ltd.	3,000	7,448

See accompanying notes.

	Schedule of Investments
Principal International Adaptive Multi-Factor ETF
	June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

Real Estate (continued)
Swiss Prime Site AG	164	$14,387
UOL Group Ltd.	1,600	8,476
Vonovia SE	692	21,320
Wharf Real Estate Investment Co. Ltd.	2,000	9,533
		$252,189

REITs — 1.98%
Ascendas Real Estate Investment Trust	4,300	8,821
British Land Co. PLC	2,352	12,801
Canadian Apartment Properties REIT	332	11,560
CapitaLand Integrated Commercial Trust	10,417	16,271
Dexus	3,182	19,504
Gecina SA	72	6,715
Goodman Group	2,562	31,549
GPT Group	6,456	18,805
Klepierre SA	256	4,925
Land Securities Group PLC	2,343	18,938
Link REIT	2,700	22,022
Mapletree Commercial Trust	10,000	13,172
Mapletree Logistics Trust	10,600	12,818
Mirvac Group	5,401	7,363
RioCan Real Estate Investment Trust	980	15,242
Scentre Group	8,572	15,325
Segro PLC	2,063	24,530
Stockland	5,557	13,847
Vicinity Centres	5,051	6,398
		$280,606

Retail — 2.26%
Alimentation Couche-Tard, Inc.	876	34,170
Canadian Tire Corp. Ltd., Class A	130	16,401
Chow Tai Fook Jewellery Group Ltd.	6,400	12,039
Cie Financiere Richemont SA	369	39,291
Cosmos Pharmaceutical Corp.	100	9,603
Dollarama, Inc.	570	32,822
Domino's Pizza Enterprises Ltd.	99	4,647
JD Sports Fashion PLC	3,419	4,803
Kingfisher PLC	3,948	11,741
Lawson, Inc.	300	9,994
McDonald's Holdings Co. Japan Ltd.	300	10,923
Moncler SpA	149	6,391
Next PLC	99	7,062
Nitori Holdings Co. Ltd.	200	19,008
Pan Pacific International Holdings Corp.	1,000	15,957
Pandora A/S	87	5,473
Reece Ltd.	440	4,185
Restaurant Brands International, Inc.	411	20,617
Ryohin Keikaku Co. Ltd.	919	9,367
Swatch Group AG	114	5,068
Tsuruha Holdings, Inc.	200	10,864
Welcia Holdings Co. Ltd.	500	10,024
Wesfarmers Ltd.	580	16,778
Zalando SE (a),(b)	155	4,054
		$321,282

Semiconductors — 2.09%
Advantest Corp.	300	16,053
ASM International NV	58	14,502

See accompanying notes.

	Schedule of Investments
Principal International Adaptive Multi-Factor ETF
	June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

Semiconductors (continued)
ASML Holding NV	373	$178,185
Hamamatsu Photonics KK	300	11,653
Infineon Technologies AG	508	12,292
Lasertec Corp.	100	11,903
STMicroelectronics NV	622	19,555
Tokyo Electron Ltd.	100	32,650
		$296,793

Software — 1.95%
Capcom Co. Ltd.	600	14,571
Constellation Software, Inc.	28	41,566
Dassault Systemes SE	288	10,598
Koei Tecmo Holdings Co. Ltd.	400	12,913
Konami Holdings Corp.	300	16,605
Nemetschek SE	151	9,140
Open Text Corp.	472	17,854
Oracle Corp. Japan	200	11,586
Sage Group PLC	1,994	15,408
SAP SE	806	73,425
Sinch AB (a),(b)	798	2,597
Square Enix Holdings Co. Ltd.	300	13,289
Temenos AG	72	6,156
TIS, Inc.	600	15,721
Ubisoft Entertainment SA (a)	137	6,016
WiseTech Global Ltd.	365	9,536
		$276,981

Telecommunications — 4.56%
BCE, Inc.	362	17,793
BT Group PLC	4,689	10,634
Deutsche Telekom AG	2,762	54,838
Elisa Oyj	300	16,857
Hikari Tsushin, Inc.	100	10,252
HKT Trust & HKT Ltd.	12,000	16,119
KDDI Corp.	1,500	47,417
Koninklijke KPN NV	8,187	29,179
Nice Ltd. (a)	39	7,486
Nippon Telegraph & Telephone Corp.	1,400	40,200
Nokia Oyj	5,726	26,640
Orange SA	2,302	27,067
Proximus SADP	750	11,055
Rogers Communications, Inc., Class B	441	21,132
Singapore Telecommunications Ltd.	11,300	20,578
SoftBank Corp.	3,400	37,751
SoftBank Group Corp.	1,100	42,442
Spark New Zealand Ltd.	2,787	8,355
Swisscom AG	37	20,441
Tele2 AB, Class B	1,775	20,214
Telefonica Deutschland Holding AG	5,205	14,946
Telefonica SA	8,915	45,423
Telenor ASA	736	9,789
Telia Co. AB	2,768	10,601
Telstra Corp. Ltd.	6,920	18,390
TELUS Corp.	1,051	23,409
Vodafone Group PLC	24,979	38,513
		$647,521

See accompanying notes.

Schedule of Investments
Principal International Adaptive Multi-Factor ETF
June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

Toys, Games & Hobbies — 0.30%
Nintendo Co. Ltd.	100	$43,249
Transportation — 2.26%
AP Moller - Maersk A/S, Class B	7	16,327
AP Moller - Maersk A/S, Class A	5	11,518
Aurizon Holdings Ltd.	3,371	8,842
Canadian National Railway Co.	768	86,388
Canadian Pacific Railway Ltd.	733	51,200
Deutsche Post AG	375	14,045
DSV A/S	81	11,312
Getlink SE	1,002	17,672
InPost SA (a)	1,017	5,896
Kuehne + Nagel International AG	33	7,812
Mitsui OSK Lines Ltd.	600	13,731
MTR Corp. Ltd.	2,000	10,450
Nippon Yusen KK	200	13,664
SG Holdings Co. Ltd.	900	15,184
SITC International Holdings Co. Ltd.	4,000	11,317
TFI International, Inc.	153	12,282
Yamato Holdings Co. Ltd.	800	12,795
		$320,435

Water — 0.34%
Severn Trent PLC	474	15,688
United Utilities Group PLC	1,279	15,881
Veolia Environnement SA	693	16,914
		$48,483
TOTAL COMMON STOCKS		$13,991,881
PREFERRED STOCKS — 0.08%	Shares Held	Value

Auto Manufacturers — 0.08%
Volkswagen AG
5.95%, 09/09/2023	82	$10,950
TOTAL PREFERRED STOCKS		$10,950
INVESTMENT COMPANIES — 0.65%	Shares Held	Value

Money Market Fund — 0.65%
State Street Institutional U.S. Government Money Market Fund — Institutional
Class 0.33% (c)	92,122	$92,122
TOTAL INVESTMENT COMPANIES		$92,122
Total Investments		$14,094,953
Other Assets and Liabilities — 0.75%		106,513
Total Net Assets — 100.00%		$14,201,466

(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $203,091 or 1.43% of net assets.
(c)	Current yield shown is as of period end.

See accompanying notes.

Schedule of Investments

Principal International Adaptive Multi-Factor ETF

June 30, 2022

Portfolio Summary (unaudited)

Location	Percent
Japan	19.40%
Canada	15.33%
United Kingdom	12.51%
Switzerland	9.36%
France	7.83%
Australia	6.87%
Germany	5.21%
Hong Kong	3.93%
Netherlands	3.52%
Denmark	2.16%
Singapore	2.02%
Italy	1.84%
Spain	1.78%
Sweden	1.76%
Israel	1.07%
Belgium	0.85%
Finland	0.83%
United States	0.69%
Ireland	0.67%
Norway	0.60%
Portugal	0.29%
Austria	0.28%
Luxembourg	0.20%
New Zealand	0.15%
Poland	0.04%
Chile	0.03%
Jordan	0.03%
Other Assets and Liabilities	0.75%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
Principal Investment Grade Corporate Active ETF
June 30, 2022

	Principal
BONDS — 96.27%	Amount	Value

Aerospace & Defense — 3.14%
Boeing Co.
2.20%, 02/04/2026	$4,816,000	$4,340,977
2.70%, 02/01/2027	2,714,000	2,415,277
2.80%, 03/01/2024	323,000	316,568
3.25%, 02/01/2028	1,244,000	1,111,659
3.50%, 03/01/2039 (a)	373,000	266,769
4.88%, 05/01/2025	358,000	356,678
5.71%, 05/01/2040	2,411,000	2,248,900
5.81%, 05/01/2050	570,000	523,529
		$11,580,357

Agriculture — 1.52%
Altria Group, Inc.
2.35%, 05/06/2025	18,000	16,996
3.40%, 02/04/2041	899,000	595,085
5.80%, 02/14/2039	368,000	334,431
5.95%, 02/14/2049	120,000	105,151
BAT Capital Corp.
2.26%, 03/25/2028	2,678,000	2,243,458
3.56%, 08/15/2027	2,541,000	2,324,605
		$5,619,726

Airlines — 3.94%
Continental Airlines 2012-1 Class A Pass Through Trust
4.15%, 10/11/2025	675,122	662,554
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.50%, 10/20/2025 (b)	3,421,219	3,324,271
4.75%, 10/20/2028 (b)	2,293,705	2,166,584
JetBlue 2019-1 Class AA Pass Through Trust
2.75%, 11/15/2033	225,237	194,903
Southwest Airlines Co.
5.13%, 06/15/2027	1,219,000	1,230,273
5.25%, 05/04/2025	5,444,000	5,546,548
United Airlines 2014-2 Class A Pass Through Trust
3.75%, 03/03/2028	503,842	479,747
United Airlines 2016-2 Class A Pass Through Trust
3.10%, 04/07/2030	885,585	756,283
United Airlines 2019-2 Class AA Pass Through Trust
2.70%, 11/01/2033	207,492	176,913
		$14,538,076

Auto Manufacturers — 1.77%
Ford Motor Credit Co. LLC
2.90%, 02/10/2029	2,106,000	1,651,610
General Motors Co.
5.00%, 10/01/2028	2,761,000	2,675,152
6.25%, 10/02/2043	1,060,000	1,009,848
General Motors Financial Co., Inc.
2.70%, 06/10/2031	1,540,000	1,213,381
		$6,549,991

Banks — 20.57%
Banco Santander SA
2.75%, 12/03/2030	1,800,000	1,429,627
Bank of America Corp.
(6-month Secured Overnight Financing Rate + 1.06%),
2.09%, 06/14/2029 (c)	2,322,000	1,988,517

See accompanying notes.

Schedule of Investments
Principal Investment Grade Corporate Active ETF
June 30, 2022

	Principal
BONDS (continued)	Amount	Value

Banks (continued)
Bank of America Corp. (continued)
(5-year Treasury Constant Maturity Rate + 1.20%),
2.48%, 09/21/2036 (c)	$2,211,000	$1,714,836
(6-month Secured Overnight Financing Rate + 1.21%),
2.57%, 10/20/2032 (c)	1,322,000	1,090,402
(6-month Secured Overnight Financing Rate + 1.93%),
2.68%, 06/19/2041 (c)	791,000	569,139
(6-month Secured Overnight Financing Rate + 1.88%),
2.83%, 10/24/2051 (c)	3,093,000	2,118,037
(3-month USD LIBOR + 1.19%),
2.88%, 10/22/2030 (c)	581,000	507,362
(6-month Secured Overnight Financing Rate + 1.56%),
2.97%, 07/21/2052 (c)	210,000	149,095
(5-year Treasury Constant Maturity Rate + 2.00%),
3.85%, 03/08/2037 (c)	1,511,000	1,306,032
4.25%, 10/22/2026	4,383,000	4,321,239
(6-month Secured Overnight Financing Rate + 1.83%),
4.57%, 04/27/2033 (c)	2,090,000	2,034,011
Barclays PLC
(1-year Treasury Constant Maturity Rate + 1.30%),
3.33%, 11/24/2042 (c)	614,000	456,341
4.84%, 05/09/2028	4,986,000	4,796,549
BPCE SA
(6-month Secured Overnight Financing Rate + 1.95%),
3.58%, 10/19/2042 (b),(c)	1,659,000	1,225,902
Citigroup, Inc.
(3-month USD LIBOR + 1.15%),
3.52%, 10/27/2028 (c)	372,000	347,571
(6-month Secured Overnight Financing Rate + 1.94%),
3.79%, 03/17/2033 (c)	2,882,000	2,596,662
(6-month Secured Overnight Financing Rate + 2.09%),
4.91%, 05/24/2033 (c)	1,456,000	1,436,672
Credit Suisse Group AG
(6-month Secured Overnight Financing Rate + 0.98%),
1.31%, 02/02/2027 (b),(c)	2,872,000	2,468,587
(6-month Secured Overnight Financing Rate + 1.73%),
3.09%, 05/14/2032 (b),(c)	1,846,000	1,469,033
(5-year Treasury Constant Maturity Rate + 4.89%),
5.25%, 02/11/2027 (b),(c),(d),(e)	3,634,000	2,807,211
Deutsche Bank AG
(6-month U.S. International Swaps and Derivative Association + 2.55%),
4.88%, 12/01/2032 (c)	1,540,000	1,324,314
First Republic Bank
4.63%, 02/13/2047	2,969,000	2,705,826
Goldman Sachs Group, Inc.
(6-month Secured Overnight Financing Rate + 1.41%),
3.10%, 02/24/2033 (c)	3,635,000	3,104,567
HSBC Holdings PLC
(6-month Secured Overnight Financing Rate + 1.29%),
1.59%, 05/24/2027 (c)	3,729,000	3,274,754
(6-month Secured Overnight Financing Rate + 1.73%),
2.01%, 09/22/2028 (c)	495,000	423,391
JPMorgan Chase & Co.
(3-month Term Secured Overnight Financing Rate + 0.70%),
1.04%, 02/04/2027 (c)	6,203,000	5,486,078
(6-month Secured Overnight Financing Rate + 2.46%),
3.11%, 04/22/2041 (c)	112,000	86,822

See accompanying notes.

Schedule of Investments
Principal Investment Grade Corporate Active ETF
June 30, 2022

	Principal
BONDS (continued)	Amount	Value

Banks (continued)
JPMorgan Chase & Co. (continued)
(3-month USD LIBOR + 1.38%),
3.96%, 11/15/2048 (c)	$508,000	$430,427
5.50%, 10/15/2040	697,000	717,331
Morgan Stanley
(6-month Secured Overnight Financing Rate + 0.88%),
1.59%, 05/04/2027 (c)	1,384,000	1,228,520
(6-month Secured Overnight Financing Rate + 1.36%),
2.48%, 09/16/2036 (c)	2,246,000	1,726,997
(6-month Secured Overnight Financing Rate + 1.43%),
2.80%, 01/25/2052 (c)	1,977,000	1,372,564
(3-month USD LIBOR + 1.34%),
3.59%, 07/22/2028 (c)	3,260,000	3,086,165
5.00%, 11/24/2025	1,627,000	1,653,099
National Australia Bank Ltd.
2.33%, 08/21/2030 (b)	2,127,000	1,709,790
Natwest Group PLC
(3-month USD LIBOR + 1.91%),
5.08%, 01/27/2030 (c)	1,740,000	1,702,987
Standard Chartered PLC
(3-month USD LIBOR + 1.21%),
2.82%, 01/30/2026 (b),(c)	701,000	663,676
(5-year Treasury Constant Maturity Rate + 2.30%),
3.27%, 02/18/2036 (b),(c)	1,652,000	1,334,443
(5-year Treasury Constant Maturity Rate + 5.66%),
6.00%, 07/26/2025 (b),(c),(d),(e)	1,424,000	1,348,545
UBS Group AG
(1-year Treasury Constant Maturity Rate + 1.75%),
4.75%, 05/12/2028 (b),(c)	1,665,000	1,647,735
Wells Fargo & Co.
(6-month Secured Overnight Financing Rate + 2.10%),
2.39%, 06/02/2028 (c)	4,254,000	3,809,580
(6-month Secured Overnight Financing Rate + 2.13%),
4.61%, 04/25/2053 (c)	976,000	903,099
Westpac Banking Corp.
(5-year Treasury Constant Maturity Rate + 1.53%),
3.02%, 11/18/2036 (c)	770,000	619,721
(5-year Treasury Constant Maturity Rate + 2.00%),
4.11%, 07/24/2034 (c)	769,000	702,869
		$75,896,125

Beverages — 2.01%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
4.90%, 02/01/2046	1,458,000	1,370,359
Anheuser-Busch InBev Worldwide, Inc.
4.38%, 04/15/2038	3,884,000	3,562,159
4.60%, 04/15/2048	383,000	343,854
4.90%, 01/23/2031	1,089,000	1,116,400
5.45%, 01/23/2039	873,000	887,577
Constellation Brands, Inc.
2.88%, 05/01/2030	147,000	127,876
		$7,408,225

Biotechnology — 0.47%
CSL Finance PLC
4.75%, 04/27/2052 (b)	1,250,000	1,194,225

See accompanying notes.

Schedule of Investments
Principal Investment Grade Corporate Active ETF
June 30, 2022

	Principal
BONDS (continued)	Amount	Value

Biotechnology (continued)
Gilead Sciences, Inc.
4.50%, 02/01/2045	$601,000	$553,282
		$1,747,507

Chemicals — 0.30%
International Flavors & Fragrances, Inc.
1.23%, 10/01/2025 (b)	541,000	488,065
1.83%, 10/15/2027 (b)	713,000	614,261
		$1,102,326

Commercial Services — 2.21%
CoStar Group, Inc.
2.80%, 07/15/2030 (b)	4,599,000	3,829,093
PayPal Holdings, Inc.
3.25%, 06/01/2050 (a)	1,867,000	1,410,744
4.40%, 06/01/2032	2,946,000	2,916,479
		$8,156,316

Computers — 0.47%
Dell International LLC/EMC Corp.
3.38%, 12/15/2041 (b)	636,000	454,356
4.90%, 10/01/2026	1,068,000	1,068,384
8.35%, 07/15/2046	179,000	222,913
		$1,745,653

Construction Materials — 0.48%
Masco Corp.
1.50%, 02/15/2028	2,101,000	1,762,753

Diversified Financial Services — 6.94%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2.45%, 10/29/2026	1,040,000	905,593
3.00%, 10/29/2028	2,910,000	2,451,148
3.15%, 02/15/2024	4,527,000	4,381,156
3.40%, 10/29/2033	1,826,000	1,441,826
3.85%, 10/29/2041	1,004,790	724,024
Air Lease Corp.
2.88%, 01/15/2026	1,080,000	991,328
Ally Financial, Inc.
5.75%, 11/20/2025	1,236,000	1,217,688
8.00%, 11/01/2031	3,207,000	3,565,109
Aviation Capital Group LLC
1.95%, 01/30/2026 (b)	3,169,000	2,756,416
Avolon Holdings Funding Ltd.
2.75%, 02/21/2028 (b)	887,000	723,395
4.25%, 04/15/2026 (b)	2,773,000	2,567,927
4.38%, 05/01/2026 (b)	1,155,000	1,069,969
5.50%, 01/15/2026 (b)	862,000	836,386
Blackstone Holdings Finance Co. LLC
2.85%, 08/05/2051 (b)	1,117,342	760,698
Brookfield Finance, Inc.
4.85%, 03/29/2029	1,219,000	1,207,208
		$25,599,871

Electric — 7.38%
Baltimore Gas and Electric Co.
4.55%, 06/01/2052	623,000	603,670

See accompanying notes.

Schedule of Investments
Principal Investment Grade Corporate Active ETF
June 30, 2022

	Principal
BONDS (continued)	Amount	Value

Electric (continued)
Commonwealth Edison Co.
4.00%, 03/01/2049 (a)	$1,602,000	$1,434,571
Dominion Energy, Inc.
4.25%, 06/01/2028	475,000	467,216
DTE Energy Co.
3.40%, 06/15/2029	1,280,000	1,177,330
Duke Energy Carolinas LLC
3.55%, 03/15/2052	487,000	404,522
Duke Energy Florida LLC
3.80%, 07/15/2028	223,000	217,908
3.85%, 11/15/2042	982,000	849,285
Duke Energy Ohio, Inc.
4.30%, 02/01/2049	751,000	681,392
Entergy Corp.
1.90%, 06/15/2028	843,000	723,219
Evergy, Inc.
2.90%, 09/15/2029	849,000	749,282
Monongahela Power Co.
3.55%, 05/15/2027 (b)	477,000	453,793
NextEra Energy Capital Holdings, Inc.
1.88%, 01/15/2027	736,000	663,811
2.44%, 01/15/2032	368,000	306,490
3.50%, 04/01/2029	606,000	565,601
4.45%, 06/20/2025	500,000	503,459
NRG Energy, Inc.
2.00%, 12/02/2025 (b)	1,696,000	1,535,123
2.45%, 12/02/2027 (b)	636,000	546,091
4.45%, 06/15/2029 (b)	842,000	754,181
Pacific Gas & Electric Co.
1.70%, 11/15/2023	1,980,000	1,908,114
2.95%, 03/01/2026	2,190,000	1,989,718
4.50%, 07/01/2040	1,993,525	1,545,029
4.95%, 06/08/2025	1,476,000	1,447,228
Public Service Co. of Colorado
4.05%, 09/15/2049	609,000	548,952
4.50%, 06/01/2052	304,000	297,006
Southern California Edison Co.
3.45%, 02/01/2052	374,000	278,310
4.88%, 03/01/2049	1,024,000	927,594
Southern Co.
(3-month USD LIBOR + 3.63%),
5.46%, 03/15/2057	2,203,000	2,133,672
Southern Power Co.
4.95%, 12/15/2046	296,000	272,101
Tampa Electric Co.
3.63%, 06/15/2050	388,000	314,311
Tri-State Generation and Transmission Association, Inc.
6.00%, 06/15/2040 (b)	422,000	414,999
Tucson Electric Power Co.
4.85%, 12/01/2048 (a)	430,000	411,517
Virginia Electric & Power Co.
3.80%, 04/01/2028	1,187,000	1,160,211
WEC Energy Group, Inc.
1.38%, 10/15/2027	1,096,000	949,705
		$27,235,411

See accompanying notes.

	Schedule of Investments
	Principal Investment Grade Corporate Active ETF
	June 30, 2022

		Principal
BONDS (continued)		Amount	Value

Entertainment — 2.19%
Magallanes, Inc.
4.28%, 03/15/2032 (b)		$2,164,000	$1,934,059
5.05%, 03/15/2042 (b)		2,746,000	2,336,269
5.14%, 03/15/2052 (b)		2,409,000	2,021,994
5.39%, 03/15/2062 (b)		2,122,000	1,775,050
			$8,067,372

Food — 2.20%
JBS Finance Luxembourg SARL
3.63%, 01/15/2032 (b)		814,000	657,305
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
3.00%, 05/15/2032 (b)		6,000	4,608
3.75%, 12/01/2031 (b)		1,055,000	865,509
4.38%, 02/02/2052 (b)		2,642,000	1,868,475
6.50%, 12/01/2052		1,700,000	1,609,339
Kraft Heinz Foods Co.
4.38%, 06/01/2046		1,922,000	1,601,805
Mars, Inc.
2.38%, 07/16/2040 (b)		583,000	424,176
Pilgrim's Pride Corp.
3.50%, 03/01/2032 (b)		1,412,000	1,103,125
Sysco Corp.
3.15%, 12/14/2051		736	526
			$8,134,868

Gas — 1.34%
CenterPoint Energy Resources Corp.
1.75%, 10/01/2030		1,960,000	1,591,886
NiSource, Inc.
0.95%, 08/15/2025		1,622,000	1,456,909
Piedmont Natural Gas Co., Inc.
3.50%, 06/01/2029		1,329,000	1,236,681
Southern California Gas Co.
2.55%, 02/01/2030		733,000	647,803
			$4,933,279

Healthcare — Products — 0.92%
Boston Scientific Corp.
2.65%, 06/01/2030		3,852,000	3,361,119
Medtronic, Inc.
4.63%, 03/15/2045		39,000	39,110
			$3,400,229

Healthcare — Services — 1.27%
Centene Corp.
2.45%, 07/15/2028		1,570,000	1,309,443
3.38%, 02/15/2030		313,000	265,440
HCA, Inc.
5.63%, 09/01/2028		1,105,000	1,086,983
UnitedHealth Group, Inc.
2.75%, 05/15/2040		961,000	748,480
4.75%, 05/15/2052		1,286,000	1,285,343
			$4,695,689

See accompanying notes.

	Schedule of Investments
	Principal Investment Grade Corporate Active ETF
	June 30, 2022

		Principal
BONDS (continued)		Amount	Value

Insurance — 4.17%
AIA Group Ltd.
3.20%, 09/16/2040 (a),(b)		$1,258,000	$1,004,909
Athene Global Funding
1.45%, 01/08/2026 (b)		1,384,000	1,230,902
2.50%, 03/24/2028 (b)		2,377,000	2,041,620
2.55%, 11/19/2030 (b)		909,000	734,954
Athene Holding Ltd.
3.45%, 05/15/2052		756,000	519,077
4.13%, 01/12/2028 (a)		547,000	514,343
Corebridge Financial, Inc.
4.40%, 04/05/2052 (b)		1,203,000	1,002,896
Enstar Group Ltd.
3.10%, 09/01/2031		2,904,000	2,315,943
Everest Reinsurance Holdings, Inc.
3.13%, 10/15/2052		994,000	704,116
Markel Corp.
4.30%, 11/01/2047		1,471,000	1,267,808
Marsh & McLennan Cos., Inc.
2.90%, 12/15/2051		713,000	500,479
New York Life Insurance Co.
3.75%, 05/15/2050 (b)		1,300,000	1,061,800
Swiss Re Finance Luxembourg SA
(5-year Treasury Constant Maturity Rate + 3.58%),
5.00%, 04/02/2049 (b),(c)		1,000,000	946,250
XLIT Ltd.
5.50%, 03/31/2045		1,487,000	1,540,461
			$15,385,558

Internet — 1.77%
Amazon.com, Inc.
2.70%, 06/03/2060		12,000	8,128
3.10%, 05/12/2051		1,723,000	1,356,800
eBay, Inc.
3.65%, 05/10/2051		794,000	612,830
Expedia Group, Inc.
3.80%, 02/15/2028		2,019,000	1,840,032
4.63%, 08/01/2027		1,081,000	1,038,575
Netflix, Inc.
4.88%, 04/15/2028		1,778,000	1,673,187
			$6,529,552

Iron & Steel — 0.14%
Nucor Corp.
2.70%, 06/01/2030		188,000	162,664
3.85%, 04/01/2052		447,000	363,157
			$525,821

Lodging — 0.22%
Hyatt Hotels Corp.
1.80%, 10/01/2024		849,000	802,484

Media — 3.44%
Charter Communications Operating LLC/Charter Communications Operating
Capital
2.30%, 02/01/2032		1,550,000	1,172,773
Comcast Corp.
2.89%, 11/01/2051		455,000	325,038

See accompanying notes.

	Schedule of Investments
Principal Investment Grade Corporate Active ETF
	June 30, 2022

		Principal
BONDS (continued)		Amount	Value

Media (continued)
Comcast Corp. (continued)
3.75%, 04/01/2040		$531,000	$465,401
3.97%, 11/01/2047		2,413,000	2,086,569
Fox Corp.
4.71%, 01/25/2029		1,620,000	1,588,277
Paramount Global
2.90%, 01/15/2027		4,031,000	3,711,454
5.25%, 04/01/2044		702,000	600,735
Time Warner Cable LLC
5.50%, 09/01/2041		1,623,000	1,416,738
5.88%, 11/15/2040		1,439,000	1,318,680
			$12,685,665

Mining — 0.83%
Newmont Corp.
2.25%, 10/01/2030		1,973,000	1,637,698
Yamana Gold, Inc.
2.63%, 08/15/2031		1,760,000	1,411,803
			$3,049,501

Miscellaneous Manufacture — 1.15%
GE Capital International Funding Unlimited Co.
4.42%, 11/15/2035		3,659,000	3,417,488
Parker-Hannifin Corp.
4.25%, 09/15/2027		848,000	842,079
			$4,259,567

Oil & Gas — 1.77%
BP Capital Markets America, Inc.
3.00%, 02/24/2050		627,000	455,182
4.23%, 11/06/2028		25,000	24,829
Canadian Natural Resources Ltd.
4.95%, 06/01/2047		1,335,000	1,264,326
Devon Energy Corp.
4.50%, 01/15/2030		1,400,000	1,322,441
Exxon Mobil Corp.
3.00%, 08/16/2039		1,005,000	820,474
Marathon Oil Corp.
4.40%, 07/15/2027		1,508,000	1,472,270
Shell International Finance BV
3.13%, 11/07/2049		1,513,000	1,160,429
			$6,519,951

Packaging & Containers — 0.19%
WRKCo, Inc.
3.00%, 06/15/2033		850,000	720,330

Pharmaceuticals — 5.13%
AbbVie, Inc.
4.05%, 11/21/2039		1,208,000	1,077,211
4.25%, 11/21/2049		1,952,000	1,732,852
Bayer US Finance II LLC
4.38%, 12/15/2028 (b)		1,341,000	1,305,764
Bayer US Finance II LLC
4.63%, 06/25/2038 (b)		1,240,000	1,121,039
Becton Dickinson and Co.
3.70%, 06/06/2027		1,376,000	1,329,707

See accompanying notes.

Schedule of Investments
Principal Investment Grade Corporate Active ETF
June 30, 2022

	Principal
BONDS (continued)	Amount	Value

Pharmaceuticals (continued)
Becton Dickinson and Co. (continued)
4.67%, 06/06/2047	$905,000	$846,621
4.69%, 12/15/2044	1,443,000	1,333,177
Bristol-Myers Squibb Co.
4.13%, 06/15/2039	1,384,000	1,321,868
4.25%, 10/26/2049	411,000	385,963
Cigna Corp.
4.38%, 10/15/2028	2,564,000	2,544,213
CVS Health Corp.
4.78%, 03/25/2038	1,134,000	1,073,394
5.05%, 03/25/2048	3,331,000	3,188,593
Merck & Co., Inc.
2.75%, 12/10/2051	508,000	375,147
Zoetis, Inc.
3.90%, 08/20/2028	1,348,000	1,304,950
		$18,940,499

Pipelines — 2.80%
Eastern Gas Transmission & Storage, Inc.
3.00%, 11/15/2029 (b)	192,000	173,024
Enbridge, Inc.
2.50%, 08/01/2033	1,444,000	1,166,982
Energy Transfer LP
3.75%, 05/15/2030	2,757,000	2,484,660
4.95%, 06/15/2028	798,000	786,338
5.15%, 03/15/2045	1,428,000	1,221,000
6.25%, 04/15/2049	343,000	332,475
Enterprise Products Operating LLC
4.20%, 01/31/2050	1,670,000	1,392,576
Kinder Morgan, Inc.
3.60%, 02/15/2051	904,000	665,600
ONEOK, Inc.
4.45%, 09/01/2049	517,000	411,757
Sabine Pass Liquefaction LLC
5.00%, 03/15/2027	1,308,000	1,311,165
5.75%, 05/15/2024	9,000	9,179
Western Midstream Operating LP
4.55%, 02/01/2030	429,000	371,085
		$10,325,841

Private Equity — 0.37%
KKR Group Finance Co. VIII LLC
3.50%, 08/25/2050 (b)	1,249,000	936,125
KKR Group Finance Co. X LLC
3.25%, 12/15/2051 (b)	598,000	423,277
		$1,359,402

REITs — 3.08%
American Campus Communities Operating Partnership LP
2.25%, 01/15/2029	1,531,000	1,417,712
3.30%, 07/15/2026	2,100,000	2,052,206
Invitation Homes Operating Partnership LP
2.00%, 08/15/2031	2,195,000	1,688,528
Kimco Realty Corp.
3.20%, 04/01/2032	1,338,000	1,169,027
Realty Income Corp.
3.10%, 12/15/2029	70	64

See accompanying notes.

	Schedule of Investments
	Principal Investment Grade Corporate Active ETF
	June 30, 2022

		Principal
BONDS (continued)		Amount	Value

REITs (continued)
Spirit Realty LP
3.20%, 01/15/2027		$3,860,000	$3,542,972
3.20%, 02/15/2031		698,000	584,497
VICI Properties LP/VICI Note Co., Inc.
4.13%, 08/15/2030 (b)		1,049,000	905,203
			$11,360,209

Retail — 0.13%
Home Depot, Inc.
3.30%, 04/15/2040		556,000	472,015

Semiconductors — 2.08%
Broadcom, Inc.
4.11%, 09/15/2028		494,000	468,726
KLA Corp.
3.30%, 03/01/2050		1,560,000	1,235,515
Lam Research Corp.
4.88%, 03/15/2049		286,000	290,683
Micron Technology, Inc.
3.37%, 11/01/2041		998,000	723,108
4.19%, 02/15/2027		1,965,000	1,917,903
NVIDIA Corp.
3.50%, 04/01/2040		1,904,000	1,666,641
3.50%, 04/01/2050		893,000	757,958
QUALCOMM, Inc.
4.30%, 05/20/2047		647,000	620,311
			$7,680,845

Software — 3.15%
Fiserv, Inc.
4.40%, 07/01/2049		1,541,000	1,324,353
Oracle Corp.
2.80%, 04/01/2027		1,627,000	1,483,836
4.00%, 07/15/2046		2,138,000	1,580,682
Take-Two Interactive Software, Inc.
4.00%, 04/14/2032 (a)		891,000	836,216
VMware, Inc.
1.80%, 08/15/2028		1,000,000	830,459
4.65%, 05/15/2027		5,596,000	5,567,080
			$11,622,626

Telecommunications — 5.13%
AT&T, Inc.
3.50%, 06/01/2041		2,862,000	2,285,241
3.50%, 09/15/2053		3,475,000	2,634,045
3.55%, 09/15/2055		1,665,000	1,247,485
4.50%, 03/09/2048		883,000	782,448
T-Mobile USA, Inc.
2.05%, 02/15/2028		3,003,000	2,607,174
3.38%, 04/15/2029		2,946,000	2,577,750
Verizon Communications, Inc.
2.36%, 03/15/2032		2,586,000	2,144,153
2.65%, 11/20/2040		4,260,000	3,124,993
3.88%, 03/01/2052 (a)		1,535,000	1,286,117

See accompanying notes.

Schedule of Investments
Principal Investment Grade Corporate Active ETF
June 30, 2022

	Principal
BONDS (continued)	Amount	Value
Telecommunications (continued)
Vodafone Group PLC
(5-year Treasury Constant Maturity Rate + 2.45%),
3.25%, 06/04/2081 (c)	$311,000	$258,130
		$18,947,536

Transportation — 1.19%
Burlington Northern Santa Fe LLC
4.38%, 09/01/2042	378,000	357,014
4.45%, 01/15/2053	434,000	419,734
FedEx Corp.
4.10%, 02/01/2045	1,656,000	1,387,010
Union Pacific Corp.
2.95%, 03/10/2052	1,064,000	782,814
3.50%, 02/14/2053	1,775,000	1,445,707
		$4,392,279

Trucking & Leasing — 0.20%
SMBC Aviation Capital Finance DAC
1.90%, 10/15/2026 (b)	864,000	733,896
Water — 0.21%
Essential Utilities, Inc.
2.40%, 05/01/2031	919,000	764,498
TOTAL BONDS		$355,251,849
INVESTMENT COMPANIES — 3.10%	Shares Held	Value

Money Market Funds — 3.10%
Principal Government Money Market Fund — Institutional Class 1.10% (f),(g),(h)	1,398,980	$1,398,980
State Street Institutional U.S. Government Money Market Fund — Institutional
Class 0.33% (h)	10,045,634	10,045,634

TOTAL INVESTMENT COMPANIES	$11,444,614
Total Investments	$366,696,463
Other Assets and Liabilities — 0.63%	2,329,842
Total Net Assets — 100.00%	$369,026,305

(a)	Security or a portion of the security was on loan. At the end of the period, the value of these securities totaled $1,383,904 or 0.38% of net assets.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $65,776,984 or 17.82% of net assets.
(c)	Rate shown is as of period end. The rate may be a variable or floating rate or a fixed rate which may convert to a variable or floating rate in the future.
(d)	Perpetual security. Perpetual securities pay an indefinite stream of interest, but they may be called by the issuer at an earlier date. Date shown, if any, reflects the next call date or final legal maturity date. Rate shown is as of period end.
(e)	Security is a contingent convertible security, ("CoCo"). CoCo's are hybrid debt securities that may convert to equity or have their principal written down upon occurrence of certain "triggers". At the end of the period, the value of these securities totaled $4,155,756 or 1.13% of net assets.
(f)	Affiliated Security. Security is either an affiliate (and registered under the Investment Company Act of 1940) or an affiliate as defined by the Investment Company Act of 1940 (controls 5.00% or more of the outstanding voting shares of the security).
Please see Affiliated Securities sub-schedule for transactional information.
(g)	Security or a portion of the security was received as collateral for securities lending. At the end of the period, the value of these securities totaled $1,398,980 or 0.38% of net assets.
(h)	Current yield shown is as of period end.

See accompanying notes.

	Schedule of Investments
	Principal Investment Grade Corporate Active ETF
		June 30, 2022

Portfolio Summary (unaudited)
Sector		Percent
Financial		35.12%
Consumer, Non-cyclical		15.75%
Communications		10.34%
Utilities		8.92%
Consumer, Cyclical		8.25%
Industrial		6.35%
Technology		5.70%
Energy		4.57%
Money Market Funds		3.10%
Basic Materials		1.27%
Other Assets and Liabilities		0.63%
TOTAL NET ASSETS		100.00%

	June 30, 2021	Purchases	Sales	June 30, 2022
Affiliated Securities	Value	Cost	Proceeds	Value
Principal Government Money
Market Fund — Institutional Class
1.10%	$2,138,163	$42,740,227	$43,479,410	$1,398,980
	$2,138,163	$42,740,227	$43,479,410	$1,398,980

			Realized Gain
		Realized	from	Change in
		Gain/(Loss) on	Capital Gain	Unrealized
	Income (a)	Investments	Distributions	Gain/(Loss)
Principal Government Money
Market Fund — Institutional Class
1.10%	$—	$—	$—	$—
	$—	$—	$—	$—

(a) Amount excludes earnings from securities lending collateral.

	Futures Contracts
				Value and Unrealized
			Notional	Appreciation/
Description and Expiration Date	Type	Contracts	Amount	(Depreciation)
U.S. 5 Year Notes; September 2022	Short	95	$10,663,750	$103,164
U.S. 10 Year Notes; September 2022	Short	40	4,741,250	63,667
U.S. Treasury Ultra Bond; September 2022	Long	23	3,549,906	(78,526)
U.S. Long Bond CBT; September 2022	Long	22	3,049,750	(46,109)
Total				$42,196

See accompanying notes.

	Schedule of Investments
	Principal Millennials ETF
	June 30, 2022

COMMON STOCKS — 99.55%		Shares Held	Value

Apparel — 5.25%
adidas AG		535	$94,616
Carter's, Inc.		592	41,724
Columbia Sportswear Co.		602	43,091
Fila Holdings Corp.		2,289	49,539
Gildan Activewear, Inc.		1,532	44,096
Kering SA		194	99,639
Levi Strauss & Co., Class A		2,749	44,864
LVMH Moet Hennessy Louis Vuitton SE		174	106,069
NIKE, Inc., Class B		856	87,483
PVH Corp.		708	40,285
Ralph Lauren Corp.		479	42,942
SMCP SA (a),(b)		7,741	40,528
Torrid Holdings, Inc. (a),(c)		8,965	38,729
Urban Outfitters, Inc. (a)		20,179	376,540
VF Corp.		2,027	89,533
			$1,239,678

Beverages — 1.95%
Brown-Forman Corp., Class B		1,721	120,745
Constellation Brands, Inc., Class A		496	115,598
Fevertree Drinks PLC		2,520	37,425
Monster Beverage Corp. (a)		1,444	133,859
Treasury Wine Estates Ltd.		6,838	53,571
			$461,198

Commercial Services — 2.65%
Aaron's Co., Inc.		2,705	39,358
Adyen NV (a),(b)		245	356,366
Global Payments, Inc.		842	93,159
GMO Payment Gateway, Inc.		600	42,232
Nuvei Corp. (a),(b)		788	28,502
Paysafe Ltd. (a)		17,539	34,201
PROG Holdings, Inc. (a)		1,887	31,135
			$624,953

Computers — 0.38%
Apple, Inc.		661	90,372

Construction Materials — 1.11%
Fortune Brands Home & Security, Inc.		1,552	92,934
Masco Corp.		2,259	114,305
Mohawk Industries, Inc. (a)		438	54,352
			$261,591

Diversified Financial Services — 9.17%
Coinbase Global, Inc., Class A (a)		3,571	167,908
Discover Financial Services		6,136	580,343
Futu Holdings Ltd., ADR (a),(c)		11,346	592,375
LexinFintech Holdings Ltd., ADR (a)		140,957	314,334
Lufax Holding Ltd., ADR		66,343	398,058
Rocket Cos., Inc., Class A		4,885	35,954
XP, Inc., Class A (a)		4,193	75,306
			$2,164,278

Entertainment — 5.30%
CTS Eventim AG & Co. KGaA (a)		5,354	280,536
DraftKings, Inc., Class A (a)		2,792	32,583
HYBE Co. Ltd. (a)		2,178	244,069

See accompanying notes.

Schedule of Investments
Principal Millennials ETF
June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

Entertainment (continued)
Universal Music Group NV	18,303	$367,002
Warner Music Group Corp., Class A	13,383	326,010
		$1,250,200

Food — 2.94%
Albertsons Cos., Inc., Class A	3,469	92,691
Kroger Co.	11,784	557,737
Sprouts Farmers Market, Inc. (a)	1,700	43,044
		$693,472

Home Builders — 0.65%
DR Horton, Inc.	1,547	102,396
Toll Brothers, Inc.	1,156	51,557
		$153,953

Home Furnishings — 2.07%
Arhaus, Inc. (a)	6,383	28,724
Sleep Number Corp. (a)	1,072	33,178
Sony Group Corp.	4,700	384,334
Tempur Sealy International, Inc.	1,945	41,565
		$487,801

Internet — 27.72%
AfreecaTV Co. Ltd.	4,554	280,942
Alphabet, Inc., Class C (a)	242	529,363
D-MARKET Elektronik Hizmetler ve Ticaret A/S, ADR (a)	26,193	15,925
eBay, Inc.	2,015	83,965
Expedia Group, Inc. (a)	2,310	219,057
Farfetch Ltd., Class A (a)	3,934	28,167
Hello Group, Inc.	63,896	322,675
iQIYI, Inc., ADR (a)	81,220	341,124
JD.com, Inc., ADR	2,233	143,403
JOYY, Inc., ADR	15,106	451,065
Kakao Corp.	1,435	77,254
Kuaishou Technology (a),(b)	52,200	581,419
Lulu's Fashion Lounge Holdings, Inc. (a)	8,013	86,941
Match Group, Inc. (a)	4,136	288,238
Meta Platforms, Inc., Class A (a)	512	82,560
Naspers Ltd., Class N	4,328	629,888
Netflix, Inc. (a)	1,802	315,116
Pinterest, Inc., Class A (a)	4,687	85,116
RealReal, Inc. (a)	7,483	18,633
Revolve Group, Inc. (a)	9,421	244,098
Rightmove PLC	7,136	49,375
Shutterstock, Inc.	585	33,526
Snap, Inc., Class A (a)	12,498	164,099
Temple & Webster Group Ltd. (a),(c)	11,836	27,124
Tencent Holdings Ltd.	2,600	117,429
Tencent Music Entertainment Group, ADR (a)	113,875	571,653
THG PLC (a)	49,088	49,262
Trip.com Group Ltd., ADR (a)	21,319	585,207
Vipshop Holdings Ltd., ADR (a)	6,606	65,333
Weibo Corp. (a)	2,425	56,090
		$6,544,047

Leisure Time — 2.02%
Camping World Holdings, Inc., Class A (c)	18,135	391,535

See accompanying notes.

	Schedule of Investments
	Principal Millennials ETF
	June 30, 2022

COMMON STOCKS (continued)		Shares Held	Value

Leisure Time (continued)
Shimano, Inc.		500	$84,463
			$475,998

Media — 4.92%
Comcast Corp., Class A		2,465	96,727
Fox Corp., Class B		3,177	94,357
Paramount Global, Class B		11,903	293,766
Sirius XM Holdings, Inc. (c)		17,420	106,785
Vivendi SE		56,166	570,698
			$1,162,333

Real Estate — 0.41%
REA Group Ltd.		1,242	95,871

REITs — 4.24%
Duke Realty Corp.		1,988	109,240
EastGroup Properties, Inc.		566	87,351
Equity Residential		1,281	92,514
Prologis, Inc.		715	84,120
Rexford Industrial Realty, Inc.		1,546	89,034
Segro PLC		41,757	496,515
Warehouses De Pauw CVA		1,366	42,945
			$1,001,719

Retail — 14.68%
Academy Sports & Outdoors, Inc.		1,380	49,045
American Eagle Outfitters, Inc.		3,233	36,145
ANTA Sports Products Ltd.		10,000	122,853
Bath & Body Works, Inc.		2,412	64,931
Bed Bath & Beyond, Inc. (a),(c)		15,047	74,784
Dick's Sporting Goods, Inc.		544	41,001
Foot Locker, Inc.		1,832	46,258
Frasers Group PLC (a)		7,123	57,704
Goldwin, Inc.		1,200	67,394
H & M Hennes & Mauritz AB, Class B (c)		9,322	111,320
Hibbett, Inc.		1,225	53,545
Home Depot, Inc.		2,259	619,576
Industria de Diseno Textil SA		33,625	760,774
Kingfisher PLC		17,684	52,590
Li Ning Co. Ltd.		14,771	136,852
Lowe's Cos., Inc.		564	98,514
Lululemon Athletica, Inc. (a)		312	85,054
Next PLC		1,587	113,207
Pandora A/S		1,302	81,908
Petco Health & Wellness Co., Inc. (a)		2,775	40,904
Qurate Retail, Inc., Series A		11,413	32,755
Ryohin Keikaku Co. Ltd.		4,920	50,150
Signet Jewelers Ltd.		7,629	407,846
Starbucks Corp.		1,267	96,786
Truworths International Ltd.		14,892	46,373
Victoria's Secret & Co. (a)		1,057	29,564
Williams-Sonoma, Inc.		794	88,094
			$3,465,927

Semiconductors — 0.27%
NVIDIA Corp.		421	63,819

See accompanying notes.

Schedule of Investments
Principal Millennials ETF
June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

Software — 6.01%
Bilibili, Inc., ADR (a),(c)	14,431	$369,433
DouYu International Holdings Ltd., ADR (a)	177,364	212,837
Fidelity National Information Services, Inc.	1,148	105,237
Fiserv, Inc. (a)	1,137	101,159
HUYA, Inc., ADR (a)	82,620	320,566
Kakao Games Corp. (a)	920	34,826
Microsoft Corp.	369	94,770
NetEase, Inc., ADR	1,408	131,451
XD, Inc. (a)	19,000	49,517
		$1,419,796

Telecommunications — 3.37%
AT&T, Inc.	37,897	794,321

Toys, Games & Hobbies — 2.78%
Funko, Inc., Class A (a)	29,393	656,052

Transportation — 1.66%
Deutsche Post AG	2,605	97,567
FedEx Corp.	498	112,901
United Parcel Service, Inc., Class B	531	96,929
XPO Logistics, Inc. (a)	745	35,879
Yamato Holdings Co. Ltd.	3,100	49,580
		$392,856
TOTAL COMMON STOCKS		$23,500,235
INVESTMENT COMPANIES — 4.56%	Shares Held	Value

Money Market Funds — 4.56%
Principal Government Money Market Fund — Institutional Class 1.10% (d),(e),(f)	988,500	$988,500
State Street Institutional U.S. Government Money Market Fund — Institutional
Class 0.33% (f)	87,420	87,420
TOTAL INVESTMENT COMPANIES		$1,075,920

Total Investments	$24,576,155
Other Assets and Liabilities — (4.11)%	(969,104)
Total Net Assets — 100.00%	$23,607,051

(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $1,006,815 or 4.26% of net assets.
(c)	Security or a portion of the security was on loan. At the end of the period, the value of these securities totaled $959,813 or 4.07% of net assets.
(d)	Affiliated Security. Security is either an affiliate (and registered under the Investment Company Act of 1940) or an affiliate as defined by the Investment Company Act of 1940 (controls 5.00% or more of the outstanding voting shares of the security).
Please see Affiliated Securities sub-schedule for transactional information.
(e)	Security or a portion of the security was received as collateral for securities lending. At the end of the period, the value of these securities totaled $988,500 or 4.19% of net assets.
(f)	Current yield shown is as of period end.

See accompanying notes.

	Schedule of Investments
	Principal Millennials ETF
		June 30, 2022

Portfolio Summary (unaudited)
Sector		Percent
Communications		36.01%
Consumer, Cyclical		32.74%
Financial		13.82%
Consumer, Non-cyclical		7.54%
Technology		6.67%
Money Market Funds		4.56%
Industrial		2.77%
Other Assets and Liabilities		(4.11)%
TOTAL NET ASSETS		100.00%

	June 30, 2021	Purchases	Sales	June 30, 2022
Affiliated Securities	Value	Cost	Proceeds	Value
Principal Government Money
Market Fund — Institutional Class
1.10%	$4,595,808	$43,213,079	$46,820,387	$988,500
	$4,595,808	$43,213,079	$46,820,387	$988,500

			Realized Gain
		Realized	from	Change in
		Gain/(Loss) on	Capital Gain	Unrealized
	Income (a)	Investments	Distributions	Gain/(Loss)
Principal Government Money
Market Fund — Institutional Class
1.10%	$—	$—	$—	$—
	$—	$—	$—	$—

(a) Amount excludes earnings from securities lending collateral.

See accompanying notes.

	Schedule of Investments
	Principal Quality ETF
	June 30, 2022

COMMON STOCKS — 99.68%		Shares Held	Value
Advertising — 1.11%
Interpublic Group of Cos., Inc.		18,367	$505,644
Aerospace & Defense — 1.46%
Lockheed Martin Corp.		1,547	665,148
Apparel — 2.50%
NIKE, Inc., Class B		6,311	644,984
Tapestry, Inc.		16,144	492,715
			$1,137,699

Auto Manufacturers — 0.26%
Tesla, Inc. (a)		176	118,522
Banks — 4.94%
Bank of America Corp.		25,582	796,368
JPMorgan Chase & Co.		8,467	953,469
SVB Financial Group (a)		1,256	496,107
			$2,245,944

Biotechnology — 2.78%
Gilead Sciences, Inc.		10,309	637,199
Regeneron Pharmaceuticals, Inc. (a)		1,058	625,416
			$1,262,615

Commercial Services — 3.69%
Gartner, Inc. (a)		2,197	531,300
Moody's Corp.		2,112	574,401
PayPal Holdings, Inc. (a)		8,181	571,361
			$1,677,062

Computers — 6.22%
Apple, Inc.		16,573	2,265,860
Fortinet, Inc. (a)		9,965	563,820
			$2,829,680

Diversified Financial Services — 5.19%
Ameriprise Financial, Inc.		2,204	523,847
Mastercard, Inc., Class A		2,756	869,463
Visa, Inc., Class A		4,917	968,108
			$2,361,418

Electrical Components & Equipment — 1.16%
AMETEK, Inc.		4,788	526,153
Electronics — 5.81%
Agilent Technologies, Inc.		4,694	557,506
Allegion PLC		4,940	483,626
Amphenol Corp., Class A		8,466	545,041
Mettler-Toledo International, Inc. (a)		462	530,732
TE Connectivity Ltd.		4,631	523,998
			$2,640,903

Food — 2.83%
General Mills, Inc.		8,445	637,175
Mondelez International, Inc., Class A		10,487	651,138
			$1,288,313

Healthcare — Products — 9.54%
Abbott Laboratories		7,207	783,040

See accompanying notes.

	Schedule of Investments
	Principal Quality ETF
	June 30, 2022

COMMON STOCKS (continued)		Shares Held	Value
Healthcare — Products (continued)
Bio-Techne Corp.		1,596	$553,237
IDEXX Laboratories, Inc. (a)		1,609	564,325
Teleflex, Inc.		1,992	489,733
Thermo Fisher Scientific, Inc.		1,536	834,478
Waters Corp. (a)		1,662	550,089
West Pharmaceutical Services, Inc.		1,875	566,944
			$4,341,846

Healthcare — Services — 7.61%
Charles River Laboratories International, Inc. (a)		2,420	517,808
IQVIA Holdings, Inc. (a)		2,774	601,930
Laboratory Corp. of America Holdings		2,445	573,010
Quest Diagnostics, Inc.		4,094	544,420
UnitedHealth Group, Inc.		2,384	1,224,494
			$3,461,662

Insurance — 1.33%
Berkshire Hathaway, Inc., Class B (a)		188	51,328
Prudential Financial, Inc.		5,765	551,595
			$602,923

Internet — 3.76%
Alphabet, Inc., Class A (a)		109	237,540
Alphabet, Inc., Class C (a)		387	846,543
Amazon.com, Inc. (a)		5,906	627,276
			$1,711,359

Machinery — Diversified — 1.15%
IDEX Corp.		2,889	524,729
Media — 2.88%
Comcast Corp., Class A		18,795	737,516
FactSet Research Systems, Inc.		1,486	571,471
			$1,308,987

Oil & Gas Services — 1.01%
Schlumberger NV		12,869	460,195
Pharmaceuticals — 11.24%
AbbVie, Inc.		6,094	933,357
Bristol-Myers Squibb Co.		9,962	767,074
Eli Lilly & Co.		2,857	926,325
Merck & Co., Inc.		9,484	864,656
Pfizer, Inc.		18,227	955,642
Zoetis, Inc.		3,879	666,761
			$5,113,815

REITs — 1.12%
Weyerhaeuser Co.		15,433	511,141
Retail — 5.55%
Chipotle Mexican Grill, Inc. (a)		434	567,351
McDonald's Corp.		3,232	797,916
O'Reilly Automotive, Inc. (a)		950	600,172
Yum! Brands, Inc.		4,948	561,648
			$2,527,087

See accompanying notes.

Schedule of Investments
Principal Quality ETF
June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value
Semiconductors — 5.11%
Applied Materials, Inc.	6,341	$576,904
Lam Research Corp.	1,291	550,160
QUALCOMM, Inc.	5,474	699,249
Teradyne, Inc.	5,546	496,644
		$2,322,957
Software — 8.34%
Microsoft Corp.	12,501	3,210,632
Synopsys, Inc. (a)	1,917	582,193
		$3,792,825
Telecommunications — 1.67%
Cisco Systems, Inc.	17,833	760,399
Transportation — 1.42%
FedEx Corp.	2,854	647,030
TOTAL COMMON STOCKS		$45,346,056
INVESTMENT COMPANIES — 0.26%	Shares Held	Value
Money Market Fund — 0.26%
State Street Institutional U.S. Government Money Market Fund — Institutional
Class 0.33% (b)	117,802	$117,802
TOTAL INVESTMENT COMPANIES		$117,802

Total Investments	$45,463,858
Other Assets and Liabilities — 0.06%	25,092
Total Net Assets — 100.00%	$45,488,950

(a)	Non-income producing security.
(b)	Current yield shown is as of period end.

Portfolio Summary (unaudited)

Sector	Percent
Consumer, Non-cyclical	37.69%
Technology	19.66%
Financial	12.58%
Industrial	11.00%
Communications	9.42%
Consumer, Cyclical	8.32%
Energy	1.01%
Money Market Fund	0.26%
Other Assets and Liabilities	0.06%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
Principal Real Estate Active Opportunities ETF
June 30, 2022

COMMON STOCKS — 97.68%	Shares Held	Value

Entertainment — 2.93%
Marriott Vacations Worldwide Corp.	1,361	$158,148

REITs — 94.75%
Alexandria Real Estate Equities, Inc.	1,693	245,536
American Homes 4 Rent, Class A	6,946	246,166
American Tower Corp.	1,419	362,682
Crown Castle International Corp.	1,414	238,089
CubeSmart	5,649	241,325
DiamondRock Hospitality Co. (a)	19,321	158,626
Digital Realty Trust, Inc.	1,193	154,887
Equinix, Inc.	361	237,184
Equity LifeStyle Properties, Inc.	3,364	237,061
Extra Space Storage, Inc.	2,151	365,928
Invitation Homes, Inc.	10,368	368,894
Medical Properties Trust, Inc.	10,452	159,602
Rexford Industrial Realty, Inc.	6,258	360,398
SBA Communications Corp.	757	242,278
Sun Communities, Inc.	2,276	362,704
Terreno Realty Corp.	4,199	234,010
Ventas, Inc.	7,171	368,805
VICI Properties, Inc.	12,105	360,608
Welltower, Inc.	1,966	161,900
		$5,106,683
TOTAL COMMON STOCKS		$5,264,831
INVESTMENT COMPANIES — 1.93%	Shares Held	Value

Money Market Fund — 1.93%
State Street Institutional U.S. Government Money Market Fund — Institutional
Class 0.33% (b)	103,775	$103,775
TOTAL INVESTMENT COMPANIES		$103,775

Total Investments	$5,368,606
Other Assets and Liabilities — 0.39%	20,991
Total Net Assets — 100.00%	$5,389,597

(a)	Non-income producing security.
(b)	Current yield shown is as of year end.

Portfolio Summary (unaudited)

Sector	Percent
Financial	94.75%
Consumer, Cyclical	2.93%
Money Market Fund	1.93%
Other Assets and Liabilities	0.39%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
Principal Spectrum Preferred Securities Active ETF
	June 30, 2022

		Principal
BONDS — 96.32%		Amount	Value

Banks — 39.81%
Bank of America Corp.
(5-year Treasury Constant Maturity Rate + 2.76%),
4.38%, 01/27/2027 (a),(b)		$4,472,000	$3,710,731
(5-year Treasury Constant Maturity Rate + 3.23%),
6.13%, 04/27/2027 (a),(b)		8,890,000	8,573,294
(3-month USD LIBOR + 4.55%),
6.30%, 03/10/2026 (a),(b)		722,000	715,782
Bank of Montreal
(5-year Treasury Constant Maturity Rate + 2.98%),
4.80%, 08/25/2024 (a),(b),(c)		3,364,000	3,030,964
Bank of New York Mellon Corp.
(5-year Treasury Constant Maturity Rate + 3.35%),
3.70%, 03/20/2026 (a),(b)		10,450,000	9,246,863
(5-year Treasury Constant Maturity Rate + 2.63%),
3.75%, 12/20/2026 (a),(b)		2,754,000	2,248,171
(5-year Treasury Constant Maturity Rate + 4.36%),
4.70%, 09/20/2025 (a),(b)		690,000	674,130
Bank of Nova Scotia
(5-year Treasury Constant Maturity Rate + 4.55%),
4.90%, 06/04/2025 (a),(b)		4,651,000	4,312,454
Citigroup, Inc.
(5-year Treasury Constant Maturity Rate + 3.42%),
3.88%, 02/18/2026 (a),(b)		6,547,000	5,434,010
(5-year Treasury Constant Maturity Rate + 3.60%),
4.00%, 12/10/2025 (a),(b)		8,804,000	7,615,460
(3-month USD LIBOR + 3.91%),
5.95%, 05/15/2025 (a),(b)		2,307,000	2,141,707
Citizens Financial Group, Inc.
(5-year Treasury Constant Maturity Rate + 3.22%),
4.00%, 10/06/2026 (a),(b)		2,211,000	1,760,840
(5-year Treasury Constant Maturity Rate + 5.31%),
5.65%, 10/06/2025 (a),(b),(c)		2,927,000	2,872,300
(3-month USD LIBOR + 3.16%),
6.38%, 04/06/2024 (a),(b),(c)		2,672,000	2,325,705
Comerica, Inc.
(5-year Treasury Constant Maturity Rate + 5.29%),
5.63%, 07/01/2025 (a),(b)		597,000	591,030
Fifth Third Bancorp
(5-year Treasury Constant Maturity Rate + 4.22%),
4.50%, 09/30/2025 (a),(b)		970,000	903,290
Goldman Sachs Group, Inc.
(5-year Treasury Constant Maturity Rate + 2.92%),
3.65%, 08/10/2026 (a),(b)		1,855,000	1,440,076
(5-year Treasury Constant Maturity Rate + 2.97%),
3.80%, 05/10/2026 (a),(b)		1,452,000	1,132,533
(5-year Treasury Constant Maturity Rate + 2.95%),
4.13%, 11/10/2026 (a),(b)		4,928,000	4,028,640
(5-year Treasury Constant Maturity Rate + 3.62%),
5.50%, 08/10/2024 (a),(b)		5,464,000	5,274,399
HSBC Capital Funding Dollar 1 LP
(3-month USD LIBOR + 4.98%),
10.18%, 06/30/2030 (a),(b)		5,300,000	7,181,022
Huntington Bancshares, Inc.
(7-year Treasury Constant Maturity Rate + 4.05%),
4.45%, 10/15/2027 (a),(b)		2,031,000	1,800,047
(10-year Treasury Constant Maturity Rate + 4.95%),
5.63%, 07/15/2030 (a),(b)		6,570,000	6,142,057

See accompanying notes.

Schedule of Investments
Principal Spectrum Preferred Securities Active ETF
June 30, 2022

	Principal
BONDS (continued)	Amount	Value

Banks (continued)
JPMorgan Chase & Co.
(5-year Treasury Constant Maturity Rate + 2.85%),
3.65%, 06/01/2026 (a),(b)	$7,468,000	$6,116,292
(3-month USD LIBOR + 3.30%),
6.00%, 08/01/2023 (a),(b)	4,032,000	3,779,879
(3-month USD LIBOR + 3.78%),
6.75%, 02/01/2024 (a),(b)	4,738,000	4,769,626
M&T Bank Corp.
(5-year Treasury Constant Maturity Rate + 2.68%),
3.50%, 09/01/2026 (a),(b)	3,740,000	2,851,750
PNC Financial Services Group, Inc.
(5-year Treasury Constant Maturity Rate + 2.60%),
3.40%, 09/15/2026 (a),(b)	2,432,000	1,846,670
SVB Financial Group
(5-year Treasury Constant Maturity Rate + 3.20%),
4.00%, 05/15/2026 (a),(b)	2,454,000	1,869,899
(5-year Treasury Constant Maturity Rate + 3.07%),
4.25%, 11/15/2026 (a),(b)	4,699,000	3,545,540
Truist Financial Corp.
(5-year Treasury Constant Maturity Rate + 3.00%),
4.80%, 09/01/2024 (a),(b),(c)	6,234,000	5,578,807
(5-year Treasury Constant Maturity Rate + 4.61%),
4.95%, 09/01/2025 (a),(b)	1,638,000	1,594,490
U.S. Bancorp
(5-year Treasury Constant Maturity Rate + 2.54%),
3.70%, 01/15/2027 (a),(b)	9,716,000	7,457,030
Wells Fargo & Co.
(5-year Treasury Constant Maturity Rate + 3.45%),
3.90%, 03/15/2026 (a),(b)	11,487,000	9,893,179
(3-month USD LIBOR + 3.99%),
5.88%, 06/15/2025 (a),(b)	5,002,000	4,876,450
		$137,335,117

Diversified Financial Services — 10.22%
Ally Financial, Inc.
(5-year Treasury Constant Maturity Rate + 3.87%),
4.70%, 05/15/2026 (a),(b)	4,823,000	3,824,711
(7-year Treasury Constant Maturity Rate + 3.48%),
4.70%, 05/15/2028 (a),(b)	327,000	241,244
American Express Co.
(5-year Treasury Constant Maturity Rate + 2.85%),
3.55%, 09/15/2026 (a),(b)	10,836,000	8,816,278
Capital One Financial Corp.
(5-year Treasury Constant Maturity Rate + 3.16%),
3.95%, 09/01/2026 (a),(b)	4,597,000	3,689,093
Charles Schwab Corp.
(5-year Treasury Constant Maturity Rate + 3.17%),
4.00%, 06/01/2026 (a),(b)	9,849,000	8,348,603
(5-year Treasury Constant Maturity Rate + 4.97%),
5.38%, 06/01/2025 (a),(b)	4,384,000	4,329,200
Discover Financial Services
(5-year Treasury Constant Maturity Rate + 5.78%),
6.13%, 06/23/2025 (a),(b),(c)	5,993,000	5,992,401
		$35,241,530

See accompanying notes.

Schedule of Investments
Principal Spectrum Preferred Securities Active ETF
June 30, 2022

	Principal
BONDS (continued)	Amount	Value

Electric — 11.33%
Algonquin Power & Utilities Corp.
(5-year Treasury Constant Maturity Rate + 3.25%),
4.75%, 01/18/2082 (a)	$3,468,000	$2,878,375
American Electric Power Co., Inc.
(5-year Treasury Constant Maturity Rate + 2.68%),
3.88%, 02/15/2062 (a)	3,308,000	2,615,824
CMS Energy Corp.
(5-year Treasury Constant Maturity Rate + 4.12%),
4.75%, 06/01/2050 (a)	2,817,000	2,468,312
Dominion Energy, Inc.
(5-year Treasury Constant Maturity Rate + 3.20%),
4.35%, 01/15/2027 (a),(b)	601,000	494,322
(5-year Treasury Constant Maturity Rate + 2.99%),
4.65%, 12/15/2024 (a),(b)	13,022,000	11,571,851
Duke Energy Corp.
(5-year Treasury Constant Maturity Rate + 2.32%),
3.25%, 01/15/2082 (a)	2,972,000	2,322,987
(5-year Treasury Constant Maturity Rate + 3.39%),
4.88%, 09/16/2024 (a),(b)	8,872,000	8,073,520
Emera, Inc.
(3-month USD LIBOR + 5.44%),
6.75%, 06/15/2076 (a)	6,581,000	6,350,468
Southern Co.
(5-year Treasury Constant Maturity Rate + 3.73%),
4.00%, 01/15/2051 (a)	2,572,000	2,305,747
		$39,081,406

Gas — 1.50%
NiSource, Inc.
(5-year Treasury Constant Maturity Rate + 2.84%),
5.65%, 06/15/2023 (a),(b)	5,756,000	5,180,225

Hand/Machine Tools — 0.92%
Stanley Black & Decker, Inc.
(5-year Treasury Constant Maturity Rate + 2.66%),
4.00%, 03/15/2060 (a)	3,663,000	3,177,341

Insurance — 23.69%
Allstate Corp.
(3-month USD LIBOR + 2.94%),
5.75%, 08/15/2053 (a)	3,663,000	3,209,704
American International Group, Inc.
(3-month USD LIBOR + 2.87%),
5.75%, 04/01/2048 (a)	1,365,000	1,219,697
Argentum Netherlands BV for Swiss Re Ltd.
(3-month USD LIBOR + 3.78%),
5.63%, 08/15/2052 (a)	5,600,000	5,285,000
Argentum Netherlands BV for Zurich Insurance Co. Ltd.
(5-year Treasury Constant Maturity Rate + 3.27%),
5.13%, 06/01/2048 (a)	4,000,000	3,876,480
AXA SA
(3-month USD LIBOR + 2.26%),
6.38%, 12/14/2036 (a),(b),(d)	4,855,000	5,529,249
Cloverie PLC for Zurich Insurance Co. Ltd.
(3-month USD LIBOR + 4.92%),
5.63%, 06/24/2046 (a)	5,600,000	5,572,000

See accompanying notes.

Schedule of Investments
Principal Spectrum Preferred Securities Active ETF
	June 30, 2022

		Principal
BONDS (continued)		Amount	Value

Insurance (continued)
Equitable Holdings, Inc.
(5-year Treasury Constant Maturity Rate + 4.74%),
4.95%, 09/15/2025 (a),(b),(c)		$3,763,000	$3,536,144
Liberty Mutual Group, Inc.
(5-year Treasury Constant Maturity Rate + 3.32%),
4.13%, 12/15/2051 (a),(d)		2,953,000	2,354,502
Meiji Yasuda Life Insurance Co.
(5-year Swap Rate + 4.23%),
5.20%, 10/20/2045 (a),(d)		3,663,000	3,631,965
MetLife, Inc.
(5-year Treasury Constant Maturity Rate + 3.58%),
3.85%, 09/15/2025 (a),(b),(c)		6,804,000	6,058,648
9.25%, 04/08/2068 (d)		5,343,000	6,277,532
Nippon Life Insurance Co.
(5-year Treasury Constant Maturity Rate + 2.65%),
2.75%, 01/21/2051 (a),(d)		4,803,000	3,884,426
(5-year Treasury Constant Maturity Rate + 2.60%),
2.90%, 09/16/2051 (a),(d)		2,734,000	2,211,052
Prudential Financial, Inc.
(5-year Treasury Constant Maturity Rate + 3.04%),
3.70%, 10/01/2050 (a)		9,593,000	8,029,821
(3-month USD LIBOR + 3.92%),
5.63%, 06/15/2043 (a)		5,728,000	5,584,514
Sumitomo Life Insurance Co.
(5-year Treasury Constant Maturity Rate + 2.75%),
3.38%, 04/15/2081 (a),(d)		4,430,000	3,795,610
(3-month USD LIBOR + 4.44%),
6.50%, 09/20/2073 (a),(d)		7,347,000	7,431,418
Voya Financial, Inc.
(5-year Treasury Constant Maturity Rate + 3.36%),
6.13%, 09/15/2023 (a),(b)		3,663,000	3,456,500
Zurich Finance Ireland Designated Activity Co.
(5-year Treasury Constant Maturity Rate + 2.78%),
3.00%, 04/19/2051 (a)		1,000,000	794,770
			$81,739,032

Oil & Gas — 1.83%
BP Capital Markets PLC
(5-year Treasury Constant Maturity Rate + 4.04%),
4.38%, 06/22/2025 (a),(b)		5,026,000	4,731,979
(5-year Treasury Constant Maturity Rate + 4.40%),
4.88%, 03/22/2030 (a),(b)		1,804,000	1,570,645
			$6,302,624

Pipelines — 4.99%
Enbridge, Inc.
(5-year Treasury Constant Maturity Rate + 5.31%),
5.75%, 07/15/2080 (a)		2,130,000	1,947,501
(3-month USD LIBOR + 3.89%),
6.00%, 01/15/2077 (a)		5,464,000	5,054,436
Enterprise Products Operating LLC
(3-month USD LIBOR + 3.03%),
5.25%, 08/16/2077 (a)		3,663,000	3,043,151

See accompanying notes.

Schedule of Investments
Principal Spectrum Preferred Securities Active ETF
June 30, 2022

	Principal
BONDS (continued)	Amount	Value
Pipelines (continued)
Transcanada Trust
(6-month Secured Overnight Financing Rate + 4.42%),
5.50%, 09/15/2079 (a)	$8,035,000	$7,154,597
		$17,199,685

REITs — 0.81%
Scentre Group Trust 2
(5-year Treasury Constant Maturity Rate + 4.38%),
4.75%, 09/24/2080 (a),(d)	1,013,000	902,522
(5-year Treasury Constant Maturity Rate + 4.69%),
5.13%, 09/24/2080 (a),(d)	2,294,000	1,891,262
		$2,793,784

Telecommunications — 1.22%
Vodafone Group PLC
(5-year Swap Rate + 4.87%),
7.00%, 04/04/2079 (a)	4,291,000	4,209,256
TOTAL BONDS		$332,260,000
INVESTMENT COMPANIES — 3.46%	Shares Held	Value

Money Market Funds — 3.46%
Principal Government Money Market Fund — Institutional Class 1.10% (e),(f),(g)	2,707,203	$2,707,203
State Street Institutional U.S. Government Money Market Fund — Institutional
Class 0.33% (g)	9,224,797	9,224,797

TOTAL INVESTMENT COMPANIES	$11,932,000
Total Investments	$344,192,000
Other Assets and Liabilities — 0.22%	764,774
Total Net Assets — 100.00%	$344,956,774

(a)	Rate shown is as of period end. The rate may be a variable or floating rate or a fixed rate which may convert to a variable or floating rate in the future.
(b)	Perpetual security. Perpetual securities pay an indefinite stream of interest, but they may be called by the issuer at an earlier date. Date shown, if any, reflects the next call date or final legal maturity date. Rate shown is as of period end.
(c)	Security or a portion of the security was on loan. At the end of the period, the value of these securities totaled $2,631,955 or 0.76% of net assets.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $37,909,538 or 10.99% of net assets.
(e)	Affiliated Security. Security is either an affiliate (and registered under the Investment Company Act of 1940) or an affiliate as defined by the Investment Company Act of 1940 (controls 5.00% or more of the outstanding voting shares of the security).
Please see Affiliated Securities sub-schedule for transactional information.
(f)	Security or a portion of the security was received as collateral for securities lending. At the end of the period, the value of these securities totaled $2,707,203 or 0.78% of net assets.
(g)	Current yield shown is as of period end.

See accompanying notes.

	Schedule of Investments
	Principal Spectrum Preferred Securities Active ETF
		June 30, 2022

Portfolio Summary (unaudited)
Sector		Percent
Financial		74.54%
Utilities		12.83%
Energy		6.81%
Money Market Funds		3.46%
Communications		1.22%
Industrial		0.92%
Other Assets and Liabilities		0.22%
TOTAL NET ASSETS		100.00%

	June 30, 2021	Purchases	Sales	June 30, 2022
Affiliated Securities	Value	Cost	Proceeds	Value
Principal Government Money
Market Fund — Institutional Class
1.10%	$10,355,640	$85,956,045	$93,604,482	$2,707,203
	$10,355,640	$85,956,045	$93,604,482	$2,707,203

			Realized Gain
		Realized	from	Change in
		Gain/(Loss) on	Capital Gain	Unrealized
	Income (a)	Investments	Distributions	Gain/(Loss)
Principal Government Money
Market Fund — Institutional Class
1.10%	$—	$—	$—	$—
	$—	$—	$—	$—

(a) Amount excludes earnings from securities lending collateral.

See accompanying notes.

Schedule of Investments
Principal Spectrum Tax-Advantaged Dividend Active ETF
June 30, 2022

PREFERRED STOCKS — 11.46%	Shares Held	Value

Banks — 4.93%
Associated Banc-Corp.; Series F
5.63%, 09/15/2025 (a)	$2,070	$47,144
Bank of America Corp.; Series NN
4.38%, 11/03/2025 (a)	4,380	83,614
Fulton Financial Corp.; Series A
5.13%, 01/15/2026 (a)	9,200	190,900
Morgan Stanley; Series I
(3-month USD LIBOR + 3.71%),
6.38%, 10/15/2024 (a)	17,030	431,540
Synovus Financial Corp.; Series E
(5-year Treasury Constant Maturity Rate + 4.13%),
5.88%, 07/01/2024 (a),(b)	11,500	285,545
		$1,038,743

Insurance — 4.02%
Allstate Corp.; Series H
5.10%, 10/15/2024 (a)	11,500	257,140
American International Group, Inc.; Series A
5.85%, 03/15/2024 (a)	8,019	202,079
MetLife, Inc.; Series F
4.75%, 03/15/2025 (a)	17,250	388,125
		$847,344

Telecommunications — 2.51%
AT&T, Inc.; Series A
5.00%, 12/12/2024 (a)	11,381	235,473
AT&T, Inc.; Series C
4.75%, 02/18/2025 (a)	15,395	294,814
		$530,287
TOTAL PREFERRED STOCKS		$2,416,374
	Principal
BONDS — 84.91%	Amount	Value

Banks — 69.15%
Bank of America Corp.
(3-month USD LIBOR + 3.90%),
6.10%, 03/17/2025 (a),(b)	$230,000	$226,476
(3-month USD LIBOR + 4.55%),
6.30%, 03/10/2026 (a),(b)	575,000	570,048
Bank of New York Mellon Corp.
(5-year Treasury Constant Maturity Rate + 3.35%),
3.70%, 03/20/2026 (a),(b)	230,000	203,520
(5-year Treasury Constant Maturity Rate + 4.36%),
4.70%, 09/20/2025 (a),(b)	575,000	561,775
Bank of Nova Scotia
(5-year Treasury Constant Maturity Rate + 4.55%),
4.90%, 06/04/2025 (a),(b)	575,000	533,146
Citigroup, Inc.
(5-year Treasury Constant Maturity Rate + 3.42%),
3.88%, 02/18/2026 (a),(b)	335,000	278,050
Citizens Financial Group, Inc.
(5-year Treasury Constant Maturity Rate + 5.31%),
5.65%, 10/06/2025 (a),(b)	575,000	564,254

See accompanying notes.

Schedule of Investments
Principal Spectrum Tax-Advantaged Dividend Active ETF
June 30, 2022

	Principal
BONDS (continued)	Amount	Value

Banks (continued)
Comerica, Inc.
(5-year Treasury Constant Maturity Rate + 5.29%),
5.63%, 07/01/2025 (a),(b)	$575,000	$569,250
Credit Agricole SA
(5-year Swap Rate + 4.90%),
7.88%, 01/23/2024 (a),(b),(c)	861,000	849,144
Credit Suisse Group AG
(5-year Treasury Constant Maturity Rate + 4.82%),
6.38%, 08/21/2026 (a),(b),(c),(d)	384,000	317,279
(5-year Treasury Constant Maturity Rate + 6.38%),
9.75%, 06/23/2027 (a),(b),(c),(d)	600,000	612,750
Fifth Third Bancorp
(5-year Treasury Constant Maturity Rate + 4.22%),
4.50%, 09/30/2025 (a),(b)	548,000	510,312
Goldman Sachs Group, Inc.
(5-year Treasury Constant Maturity Rate + 2.97%),
3.80%, 05/10/2026 (a),(b)	438,000	341,632
HSBC Holdings PLC
(6-month U.S. International Swaps and Derivative Association + 4.37%),
6.38%, 03/30/2025 (a),(b),(c)	861,000	832,543
Huntington Bancshares, Inc.
(10-year Treasury Constant Maturity Rate + 4.95%),
5.63%, 07/15/2030 (a),(b)	575,000	537,547
ING Groep NV
(5-year Treasury Constant Maturity Rate + 4.34%),
5.75%, 11/16/2026 (a),(b),(c)	861,000	787,815
JPMorgan Chase & Co.
(5-year Treasury Constant Maturity Rate + 2.85%),
3.65%, 06/01/2026 (a),(b)	110,000	90,090
Lloyds Banking Group PLC
(5-year Swap Rate + 4.50%),
7.50%, 09/27/2025 (a),(b),(c)	861,000	839,193
M&T Bank Corp.
(3-month USD LIBOR + 3.52%),
5.13%, 11/01/2026 (a),(b)	247,000	221,279
Natwest Group PLC
(5-year Swap Rate + 5.72%),
8.00%, 08/10/2025 (a),(b),(c)	861,000	851,744
Nordea Bank Abp
(5-year Treasury Constant Maturity Rate + 4.11%),
6.63%, 03/26/2026 (a),(b),(c),(d)	861,000	821,326
PNC Financial Services Group, Inc.
(5-year Treasury Constant Maturity Rate + 3.00%),
6.00%, 05/15/2027 (a),(b)	400,000	383,956
Societe Generale SA
(5-year Swap Rate + 4.98%),
7.88%, 12/18/2023 (a),(b),(c)	824,000	807,364
SVB Financial Group
(5-year Treasury Constant Maturity Rate + 3.20%),
4.00%, 05/15/2026 (a)	110,000	83,818
Truist Financial Corp.
(5-year Treasury Constant Maturity Rate + 4.61%),
4.95%, 09/01/2025 (a),(b)	575,000	559,726
U.S. Bancorp
(5-year Treasury Constant Maturity Rate + 2.54%),
3.70%, 01/15/2027 (a),(b)	209,000	160,408

See accompanying notes.

Schedule of Investments
Principal Spectrum Tax-Advantaged Dividend Active ETF
June 30, 2022

	Principal
BONDS (continued)	Amount	Value

Banks (continued)
UBS Group AG
(5-year Swap Rate + 4.34%),
7.00%, 01/31/2024 (a),(b),(c)	$861,000	$838,719
Wells Fargo & Co.
(5-year Treasury Constant Maturity Rate + 3.45%),
3.90%, 03/15/2026 (a),(b)	328,000	282,490
(3-month USD LIBOR + 3.99%),
5.88%, 06/15/2025 (a),(b)	355,000	346,090
		$14,581,744

Diversified Financial Services — 8.36%
Ally Financial, Inc.
(5-year Treasury Constant Maturity Rate + 3.87%),
4.70%, 05/15/2026 (a),(b)	220,000	174,463
Capital One Financial Corp.
(5-year Treasury Constant Maturity Rate + 3.16%),
3.95%, 09/01/2026 (a),(b)	209,000	167,723
Charles Schwab Corp.
(5-year Treasury Constant Maturity Rate + 3.17%),
4.00%, 06/01/2026 (a),(b)	328,000	278,032
(5-year Treasury Constant Maturity Rate + 4.97%),
5.38%, 06/01/2025 (a),(b)	575,000	567,813
Discover Financial Services
(5-year Treasury Constant Maturity Rate + 5.78%),
6.13%, 06/23/2025 (a),(b)	575,000	574,942
		$1,762,973

Electric — 4.42%
Dominion Energy, Inc.
(5-year Treasury Constant Maturity Rate + 2.99%),
4.65%, 12/15/2024 (a),(b)	460,000	408,774
Duke Energy Corp.
(5-year Treasury Constant Maturity Rate + 3.39%),
4.88%, 09/16/2024 (a),(b)	575,000	523,250
		$932,024

Insurance — 2.99%
MetLife, Inc.
(5-year Treasury Constant Maturity Rate + 3.58%),
3.85%, 09/15/2025 (a),(b)	220,000	195,900
Voya Financial, Inc.
(5-year Treasury Constant Maturity Rate + 3.36%),
6.13%, 09/15/2023 (a),(b)	460,000	434,068
		$629,968
TOTAL BONDS		$17,906,709
INVESTMENT COMPANIES — 2.65%	Shares Held	Value

Money Market Fund — 2.65%
State Street Institutional U.S. Government Money Market Fund — Institutional
Class 0.33% (e)	558,775	$558,775
TOTAL INVESTMENT COMPANIES		$558,775

Total Investments	$20,881,858
Other Assets and Liabilities — 0.98%	206,228
Total Net Assets — 100.00%	$21,088,086

See accompanying notes.

Schedule of Investments

Principal Spectrum Tax-Advantaged Dividend Active ETF

June 30, 2022

(a)	Perpetual security. Perpetual securities pay an indefinite stream of interest, but they may be called by the issuer at an earlier date. Date shown, if any, reflects the next call date or final legal maturity date. Rate shown is as of period end.
(b)	Rate shown is as of period end. The rate may be a variable or floating rate or a fixed rate which may convert to a avariable or floating rate in the future.
(c)	Security is a contingent convertible security, ("CoCo"). CoCo's are hybrid debt securities that may convert to equity or have their principal written down upon occurrence of certain "triggers". At the end of the period, the value of these securities totaled $7,557,877 or 35.84% of net assets.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $1,751,355 or 8.30% of net assets.
(e)	Current yield shown is as of period end.

Portfolio Summary (unaudited)

Sector	Percent
Financial	89.44%
Utilities	4.42%
Money Market Fund	2.65%
Communications	2.51%
Other Assets and Liabilities	0.98%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
Principal Ultra-Short Active Income ETF
June 30, 2022

	Principal
BONDS — 91.84%	Amount	Value

Asset-Backed Securities — 18.34%
AmeriCredit Automobile Receivables Trust 2021-1
0.28%, 06/18/2024	$10,538	$10,526
CPS Auto Receivables Trust 2021-B
0.37%, 03/17/2025 (a)	15,700	15,637
CPS Auto Receivables Trust 2021-C
0.33%, 07/15/2024 (a)	45,772	45,562
CPS Auto Receivables Trust 2022-A
0.98%, 04/16/2029 (a)	109,064	107,183
Ford Credit Auto Owner Trust 2018-REV2
3.47%, 01/15/2030 (a)	100,000	99,681
GreatAmerica Leasing Receivables Funding LLC
0.27%, 06/15/2023 (a)	20,704	20,593
Madison Park Funding XVIII Ltd.
(3-month USD LIBOR + 0.94%),
2.04%, 10/21/2030 (a)	250,000	245,386
Navistar Financial Dealer Note Master Owner Trust II
(1-month Secured Overnight Financing Rate + 1.25%),
2.04%, 05/25/2027 (a)	200,000	199,548
TCI-Flatiron CLO 2016-1 Ltd.
(3-month Term Secured Overnight Financing Rate + 1.10%),
1.95%, 01/17/2032 (a)	250,000	241,325
Trafigura Securitisation Finance PLC 2021-1
(1-month USD LIBOR + 0.53%),
1.85%, 01/15/2025 (a)	250,000	248,813
Westlake Automobile Receivables Trust 2022-1
1.97%, 12/16/2024 (a)	200,000	197,855
Westlake Automobile Receivables Trust 2022-2
1.48%, 08/15/2025	40,000	40,000
World Omni Auto Receivables Trust 2021-A
0.17%, 02/15/2024	3,608	3,606
World Omni Select Auto Trust 2021-A
0.29%, 02/18/2025	72,271	71,775
		$1,547,490

Banks — 40.10%
Bank of America Corp.
(3-month USD LIBOR + 0.79%),
3.00%, 12/20/2023 (b)	250,000	249,181
Bank of Montreal
(3-month Secured Overnight Financing Rate Index + 0.71%),
2.13%, 03/08/2024	200,000	198,670
Bank of New York Mellon Corp.
(3-month Secured Overnight Financing Rate + 0.26%),
1.25%, 04/26/2024	250,000	247,728
Citigroup, Inc.
(3-month USD LIBOR + 1.43%),
3.01%, 09/01/2023	250,000	249,735
Citizens Bank NA
(6-month Secured Overnight Financing Rate + 1.40%),
4.12%, 05/23/2025 (b)	250,000	249,019
Credit Suisse AG
(3-month Secured Overnight Financing Rate Index + 0.38%),
1.55%, 08/09/2023	250,000	248,281
Goldman Sachs Group, Inc.
(3-month Secured Overnight Financing Rate + 0.54%),
1.78%, 11/17/2023	250,000	247,803

See accompanying notes.

Schedule of Investments
Principal Ultra-Short Active Income ETF
June 30, 2022

	Principal
BONDS (continued)	Amount	Value

Banks (continued)
JPMorgan Chase & Co.
(3-month USD LIBOR + 1.23%),
2.41%, 10/24/2023	$250,000	$249,954
Morgan Stanley
(3-month USD LIBOR + 1.40%),
2.58%, 10/24/2023	250,000	250,005
MUFG Union Bank NA
(3-month Secured Overnight Financing Rate + 0.71%),
2.16%, 12/09/2022	300,000	299,997
Royal Bank of Canada
(3-month Secured Overnight Financing Rate Index + 0.36%),
1.42%, 07/29/2024	250,000	246,707
Toronto-Dominion Bank
(3-month Secured Overnight Financing Rate + 0.24%),
0.96%, 01/06/2023	200,000	199,333
Truist Bank
2.45%, 08/01/2022	350,000	350,000
Wells Fargo & Co.
(6-month Secured Overnight Financing Rate + 1.60%),
1.65%, 06/02/2024 (b)	100,000	97,666
		$3,384,079

Biotechnology — 2.16%
Gilead Sciences, Inc.
0.75%, 09/29/2023 (c)	188,000	181,918

Diversified Financial Services — 4.11%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(3-month Secured Overnight Financing Rate + 0.68%),
2.19%, 09/29/2023	150,000	147,946
American Express Co.
(3-month Secured Overnight Financing Rate Index + 0.72%),
1.82%, 05/03/2024	200,000	198,562
		$346,508

Electric — 10.34%
American Electric Power Co., Inc.
2.03%, 03/15/2024	200,000	193,477
Black Hills Corp.
1.04%, 08/23/2024	250,000	233,739
Dominion Energy, Inc.
(3-month USD LIBOR + 0.53%),
2.36%, 09/15/2023	150,000	149,324
Florida Power & Light Co.
(3-month Secured Overnight Financing Rate Index + 0.25%),
1.43%, 05/10/2023 (c)	100,000	99,190
NextEra Energy Capital Holdings, Inc.
(3-month Secured Overnight Financing Rate Index + 0.40%),
1.50%, 11/03/2023	200,000	197,128
		$872,858

Entertainment — 1.18%
Magallanes, Inc.
(3-month Secured Overnight Financing Rate Index + 1.78%),
3.26%, 03/15/2024 (a)	100,000	99,713

See accompanying notes.

Schedule of Investments
Principal Ultra-Short Active Income ETF
June 30, 2022

	Principal
BONDS (continued)	Amount	Value
Healthcare — Products — 2.85%
PerkinElmer, Inc.
0.55%, 09/15/2023	$250,000	$240,744
Miscellaneous Manufacture — 2.94%
Siemens Financieringsmaatschappij NV
(3-month Secured Overnight Financing Rate + 0.43%),
1.88%, 03/11/2024 (a)	250,000	247,828
Oil & Gas — 2.90%
ConocoPhillips Co.
2.13%, 03/08/2024	250,000	245,076
Pipelines — 2.96%
Kinder Morgan, Inc.
(3-month USD LIBOR + 1.28%),
2.32%, 01/15/2023	250,000	250,182
Telecommunications — 3.96%
NTT Finance Corp.
0.37%, 03/03/2023 (a)	200,000	196,506
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III
LLC
4.74%, 03/20/2025 (a)	137,500	137,523
		$334,029
TOTAL BONDS		$7,750,425
INVESTMENT COMPANIES — 8.70%	Shares Held	Value
Money Market Funds — 8.70%
Principal Government Money Market Fund — Institutional Class 1.10% (d),(e),(f)	66,468	$66,468
State Street Institutional U.S. Government Money Market Fund — Institutional
Class 0.33% (e)	667,359	667,359
TOTAL INVESTMENT COMPANIES		$733,827
Total Investments		$8,484,252
Other Assets and Liabilities — (0.54)%		(45,742)
Total Net Assets — 100.00%		$8,438,510

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $2,103,153 or 24.92% of net assets.
(b)	Rate shown is as of period end. The rate may be a variable or floating rate or a fixed rate which may convert to a variable or floating rate in the future.
(c)	Security or a portion of the security was on loan. At the end of the period, the value of these securities totaled $64,920 or 0.77% of net assets.
(d)	Affiliated Security. Security is either an affiliate (and registered under the Investment Company Act of 1940) or an affiliate as defined by the Investment Company Act of 1940 (controls 5.00% or more of the outstanding voting shares of the security).
Please see Affiliated Securities sub-schedule for transactional information.
(e)	Current yield shown is as of period end.
(f)	Security or a portion of the security was received as collateral for securities lending. At the end of the period, the value of these securities totaled $66,468 or 0.79% of net assets.

See accompanying notes.

	Schedule of Investments
	Principal Ultra-Short Active Income ETF
		June 30, 2022

Portfolio Summary (unaudited)
Sector		Percent
Financial		44.20%
Asset-Backed Securities		18.34%
Utilities		10.34%
Money Market Funds		8.70%
Energy		5.87%
Consumer, Non-cyclical		5.01%
Communications		3.96%
Industrial		2.94%
Consumer, Cyclical		1.18%
Other Assets and Liabilities		(0.54)%
TOTAL NET ASSETS		100.00%

	June 30, 2021	Purchases	Sales	June 30, 2022
Affiliated Securities	Value	Cost	Proceeds	Value
Principal Government Money
Market Fund — Institutional Class
1.10%	$—	$3,288,970	$3,222,502	$66,468
	$—	$3,288,970	$3,222,502	$66,468

			Realized Gain
		Realized	from	Change in
		Gain/(Loss) on	Capital Gain	Unrealized
	Income (a)	Investments	Distributions	Gain/(Loss)
Principal Government Money
Market Fund — Institutional Class
1.10%	$—	$—	$—	$—
	$—	$—	$—	$—
s

(a) Amount excludes earnings from securities lending collateral.

See accompanying notes.

	Schedule of Investments
Principal U.S. Large-Cap Adaptive Multi-Factor ETF
	June 30, 2022

COMMON STOCKS — 99.65%	Shares Held	Value

Advertising — 0.14%
Interpublic Group of Cos., Inc.	441	$12,140
Omnicom Group, Inc.	93	5,916
		$18,056

Aerospace & Defense — 1.66%
General Dynamics Corp.	128	28,320
L3Harris Technologies, Inc.	93	22,478
Lockheed Martin Corp.	142	61,054
Northrop Grumman Corp.	62	29,671
Raytheon Technologies Corp.	558	53,630
Teledyne Technologies, Inc. (a)	44	16,505
		$211,658

Agriculture — 0.99%
Altria Group, Inc.	791	33,040
Archer-Daniels-Midland Co.	455	35,308
Philip Morris International, Inc.	589	58,158
		$126,506

Apparel — 0.22%
NIKE, Inc., Class B	193	19,724
Tapestry, Inc.	182	5,555
Under Armour, Inc., Class C (a)	390	2,956
		$28,235

Auto Manufacturers — 2.03%
Cummins, Inc.	66	12,773
Ford Motor Co.	1,632	18,164
PACCAR, Inc.	153	12,598
Tesla, Inc. (a)	319	214,821
		$258,356

Banks — 3.18%
Bank of America Corp.	1,146	35,675
Bank of New York Mellon Corp.	216	9,009
Citigroup, Inc.	464	21,339
Citizens Financial Group, Inc.	345	12,313
Comerica, Inc.	84	6,164
Fifth Third Bancorp	422	14,179
First Republic Bank	53	7,643
Goldman Sachs Group, Inc.	56	16,633
JPMorgan Chase & Co.	1,015	114,299
KeyCorp	717	12,354
M&T Bank Corp.	131	20,880
Morgan Stanley	471	35,824
Northern Trust Corp.	85	8,201
Regions Financial Corp.	746	13,988
Signature Bank	55	9,857
State Street Corp.	116	7,151
SVB Financial Group (a)	17	6,715
Truist Financial Corp.	247	11,715
U.S. Bancorp	256	11,781
Wells Fargo & Co.	598	23,424
Zions Bancorp NA	118	6,006
		$405,150

See accompanying notes.

	Schedule of Investments
Principal U.S. Large-Cap Adaptive Multi-Factor ETF
	June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

Beverages — 2.16%
Brown-Forman Corp., Class B	263	$18,452
Coca-Cola Co.	1,879	118,208
Constellation Brands, Inc., Class A	64	14,916
Monster Beverage Corp. (a)	115	10,660
PepsiCo, Inc.	676	112,662
		$274,898

Biotechnology — 1.41%
Amgen, Inc.	123	29,926
Bio-Rad Laboratories, Inc., Class A (a)	13	6,435
Corteva, Inc.	473	25,608
Gilead Sciences, Inc.	342	21,139
Incyte Corp. (a)	231	17,549
Regeneron Pharmaceuticals, Inc. (a)	73	43,152
Vertex Pharmaceuticals, Inc. (a)	130	36,633
		$180,442

Chemicals — 1.39%
Air Products and Chemicals, Inc.	71	17,074
Albemarle Corp.	49	10,240
Celanese Corp.	51	5,998
CF Industries Holdings, Inc.	171	14,660
Dow, Inc.	254	13,109
Ecolab, Inc.	90	13,838
FMC Corp.	155	16,587
International Flavors & Fragrances, Inc.	109	12,984
Linde PLC	108	31,053
LyondellBasell Industries NV, Class A	81	7,084
Mosaic Co.	147	6,943
Sherwin-Williams Co.	122	27,317
		$176,887

Commercial Services — 2.02%
Automatic Data Processing, Inc.	258	54,190
Cintas Corp.	59	22,038
Equifax, Inc.	81	14,805
FleetCor Technologies, Inc. (a)	32	6,724
Gartner, Inc. (a)	61	14,752
Global Payments, Inc.	75	8,298
MarketAxess Holdings, Inc.	19	4,864
Moody's Corp.	86	23,389
PayPal Holdings, Inc. (a)	193	13,479
Quanta Services, Inc.	69	8,648
Robert Half International, Inc.	132	9,886
Rollins, Inc.	179	6,251
S&P Global, Inc.	131	44,155
United Rentals, Inc. (a)	25	6,073
Verisk Analytics, Inc.	116	20,078
		$257,630

Computers — 8.18%
Accenture PLC, Class A	186	51,643
Apple, Inc.	6,120	836,726
Cognizant Technology Solutions Corp., Class A	432	29,156
DXC Technology Co. (a)	237	7,183
EPAM Systems, Inc. (a)	33	9,728
Fortinet, Inc. (a)	365	20,652
Hewlett Packard Enterprise Co.	536	7,107

See accompanying notes.

	Schedule of Investments
Principal U.S. Large-Cap Adaptive Multi-Factor ETF
	June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

Computers (continued)
HP, Inc.	311	$10,194
International Business Machines Corp.	365	51,534
NetApp, Inc.	190	12,396
Seagate Technology Holdings PLC	97	6,930
		$1,043,249

Construction Materials — 0.35%
Carrier Global Corp.	249	8,879
Fortune Brands Home & Security, Inc.	78	4,671
Johnson Controls International PLC	247	11,826
Masco Corp.	196	9,918
Vulcan Materials Co.	66	9,379
		$44,673

Distribution/Wholesale — 0.72%
Copart, Inc. (a)	70	7,606
Fastenal Co.	589	29,403
LKQ Corp.	324	15,905
Pool Corp.	36	12,644
WW Grainger, Inc.	58	26,357
		$91,915

Diversified Financial Services — 3.08%
American Express Co.	216	29,942
Ameriprise Financial, Inc.	69	16,400
BlackRock, Inc.	60	36,542
Capital One Financial Corp.	90	9,377
Cboe Global Markets, Inc.	157	17,771
Charles Schwab Corp.	501	31,653
CME Group, Inc.	162	33,161
Discover Financial Services	180	17,024
Franklin Resources, Inc.	222	5,175
Intercontinental Exchange, Inc.	375	35,265
Invesco Ltd.	296	4,774
Mastercard, Inc., Class A	131	41,328
Nasdaq, Inc.	164	25,017
Raymond James Financial, Inc.	164	14,663
Synchrony Financial	211	5,828
T Rowe Price Group, Inc.	65	7,385
Visa, Inc., Class A	313	61,627
		$392,932

Electric — 4.08%
AES Corp.	479	10,064
Alliant Energy Corp.	311	18,228
Ameren Corp.	236	21,325
American Electric Power Co., Inc.	290	27,823
CenterPoint Energy, Inc.	686	20,292
CMS Energy Corp.	300	20,250
Consolidated Edison, Inc.	259	24,631
Dominion Energy, Inc.	399	31,844
DTE Energy Co.	167	21,167
Duke Energy Corp.	484	51,890
Edison International	329	20,806
Entergy Corp.	189	21,289
Evergy, Inc.	396	25,839
Eversource Energy	152	12,839
Exelon Corp.	602	27,283

See accompanying notes.

	Schedule of Investments
Principal U.S. Large-Cap Adaptive Multi-Factor ETF
	June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

Electric (continued)
FirstEnergy Corp.	480	$18,427
Pinnacle West Capital Corp.	129	9,432
PPL Corp.	435	11,801
Public Service Enterprise Group, Inc.	360	22,781
Sempra Energy	181	27,199
Southern Co.	501	35,726
WEC Energy Group, Inc.	137	13,788
Xcel Energy, Inc.	355	25,120
		$519,844

Electrical Components & Equipment — 0.38%
AMETEK, Inc.	168	18,461
Emerson Electric Co.	309	24,578
Generac Holdings, Inc. (a)	26	5,475
		$48,514

Electronics — 1.22%
Agilent Technologies, Inc.	185	21,972
Allegion PLC	146	14,293
Amphenol Corp., Class A	500	32,190
Fortive Corp.	204	11,094
Garmin Ltd.	163	16,015
Honeywell International, Inc.	152	26,419
Keysight Technologies, Inc. (a)	57	7,857
Mettler-Toledo International, Inc. (a)	15	17,232
TE Connectivity Ltd.	79	8,939
		$156,011

Engineering & Construction — 0.09%
Jacobs Engineering Group, Inc.	88	11,187

Entertainment — 0.05%
Live Nation Entertainment, Inc. (a)	75	6,194

Environmental Control — 0.58%
Republic Services, Inc.	236	30,885
Waste Management, Inc.	279	42,682
		$73,567

Food — 1.98%
Campbell Soup Co.	231	11,100
Conagra Brands, Inc.	355	12,155
General Mills, Inc.	403	30,406
Hershey Co.	152	32,704
Hormel Foods Corp.	210	9,946
J M Smucker Co.	145	18,561
Kellogg Co.	181	12,913
Kraft Heinz Co.	336	12,815
Kroger Co.	194	9,182
McCormick & Co., Inc.	219	18,232
Mondelez International, Inc., Class A	878	54,515
Tyson Foods, Inc., Class A	342	29,432
		$251,961

Forest Products & Paper — 0.08%
International Paper Co.	259	10,834

Gas — 0.28%
Atmos Energy Corp.	164	18,384

See accompanying notes.

	Schedule of Investments
Principal U.S. Large-Cap Adaptive Multi-Factor ETF
	June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

Gas (continued)
NiSource, Inc.	599	$17,665
		$36,049

Hand/Machine Tools — 0.17%
Snap-on, Inc.	81	15,960
Stanley Black & Decker, Inc.	55	5,767
		$21,727

Healthcare — Products — 4.47%
Abbott Laboratories	599	65,081
Align Technology, Inc. (a)	24	5,680
Baxter International, Inc.	186	11,947
Bio-Techne Corp.	17	5,893
Boston Scientific Corp. (a)	710	26,462
Cooper Cos., Inc.	48	15,030
Danaher Corp.	328	83,155
Edwards Lifesciences Corp. (a)	259	24,628
Henry Schein, Inc. (a)	291	22,331
Hologic, Inc. (a)	162	11,227
IDEXX Laboratories, Inc. (a)	20	7,015
Intuitive Surgical, Inc. (a)	61	12,243
Medtronic PLC	495	44,426
PerkinElmer, Inc.	100	14,222
ResMed, Inc.	83	17,399
STERIS PLC	93	19,172
Stryker Corp.	144	28,646
Teleflex, Inc.	21	5,163
Thermo Fisher Scientific, Inc.	193	104,853
Waters Corp. (a)	90	29,788
West Pharmaceutical Services, Inc.	50	15,118
		$569,479

Healthcare — Services — 3.00%
Catalent, Inc. (a)	74	7,939
Centene Corp. (a)	146	12,353
Charles River Laboratories International, Inc. (a)	26	5,563
DaVita, Inc. (a)	87	6,957
Elevance Health, Inc.	139	67,079
HCA Healthcare, Inc.	100	16,806
IQVIA Holdings, Inc. (a)	96	20,831
Laboratory Corp. of America Holdings	78	18,280
Molina Healthcare, Inc. (a)	28	7,829
Quest Diagnostics, Inc.	134	17,819
UnitedHealth Group, Inc.	369	189,530
Universal Health Services, Inc., Class B	111	11,179
		$382,165

Home Builders — 0.18%
DR Horton, Inc.	102	6,751
Lennar Corp., Class A	92	6,493
NVR, Inc. (a)	1	4,004
PulteGroup, Inc.	141	5,588
		$22,836

Household Products — 1.59%
Colgate-Palmolive Co.	412	33,018
Estee Lauder Cos., Inc., Class A	47	11,969

See accompanying notes.

	Schedule of Investments
Principal U.S. Large-Cap Adaptive Multi-Factor ETF
	June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

Household Products (continued)
Procter & Gamble Co.	1,094	$157,306
		$202,293

Household Products/Wares — 0.40%
Avery Dennison Corp.	42	6,799
Church & Dwight Co., Inc.	302	27,983
Kimberly-Clark Corp.	122	16,488
		$51,270

Insurance — 5.85%
Aflac, Inc.	413	22,851
Allstate Corp.	113	14,321
American International Group, Inc.	209	10,686
Aon PLC, Class A	108	29,125
Arthur J Gallagher & Co.	151	24,619
Assurant, Inc.	140	24,199
Berkshire Hathaway, Inc., Class B (a)	782	213,502
Brown & Brown, Inc.	406	23,686
Chubb Ltd.	267	52,487
Cincinnati Financial Corp.	223	26,533
Everest Re Group Ltd.	89	24,945
Globe Life, Inc.	166	16,180
Hartford Financial Services Group, Inc.	314	20,545
Lincoln National Corp.	229	10,710
Loews Corp.	297	17,600
Marsh & McLennan Cos., Inc.	328	50,922
MetLife, Inc.	426	26,749
Progressive Corp.	300	34,881
Prudential Financial, Inc.	198	18,945
Travelers Cos., Inc.	212	35,856
W R Berkley Corp.	398	27,167
Willis Towers Watson PLC	96	18,949
		$745,458

Internet — 8.25%
Alphabet, Inc., Class A (a)	118	257,153
Alphabet, Inc., Class C (a)	110	240,620
Amazon.com, Inc. (a)	3,428	364,088
CDW Corp.	47	7,405
Etsy, Inc. (a)	58	4,246
Meta Platforms, Inc., Class A (a)	932	150,285
Netflix, Inc. (a)	68	11,891
NortonLifeLock, Inc.	298	6,544
VeriSign, Inc. (a)	55	9,203
		$1,051,435

Iron & Steel — 0.12%
Nucor Corp.	153	15,975

Lodging — 0.15%
Hilton Worldwide Holdings, Inc.	79	8,804
Marriott International, Inc., Class A	72	9,793
		$18,597

Machinery — Diversified — 0.90%
Deere & Co.	47	14,075
Dover Corp.	189	22,930
IDEX Corp.	90	16,347

See accompanying notes.

	Schedule of Investments
Principal U.S. Large-Cap Adaptive Multi-Factor ETF
	June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

Machinery — Diversified (continued)
Nordson Corp.	75	$15,183
Otis Worldwide Corp.	320	22,614
Rockwell Automation, Inc.	82	16,343
Westinghouse Air Brake Technologies Corp.	94	7,716
		$115,208

Media — 0.98%
Charter Communications, Inc., Class A (a)	59	27,643
Comcast Corp., Class A	1,545	60,626
FactSet Research Systems, Inc.	62	23,843
Fox Corp., Class B	255	7,574
Warner Bros Discovery, Inc. (a)	359	4,818
		$124,504

Mining — 0.15%
Freeport-McMoRan, Inc.	308	9,012
Newmont Corp.	177	10,562
		$19,574

Miscellaneous Manufacture — 0.99%
3M Co.	254	32,870
A O Smith Corp	242	13,233
Eaton Corp. PLC	117	14,741
Illinois Tool Works, Inc.	142	25,880
Parker-Hannifin Corp.	86	21,160
Textron, Inc.	118	7,206
Trane Technologies PLC	91	11,818
		$126,908

Office & Business Equipment — 0.05%
Zebra Technologies Corp., Class A (a)	20	5,879

Oil & Gas — 3.19%
APA Corp.	205	7,155
Chevron Corp.	753	109,019
ConocoPhillips	220	19,758
Coterra Energy, Inc.	350	9,027
Devon Energy Corp.	183	10,085
Diamondback Energy, Inc.	129	15,628
EOG Resources, Inc.	124	13,695
Exxon Mobil Corp.	1,668	142,848
Hess Corp.	102	10,806
Marathon Oil Corp.	366	8,228
Marathon Petroleum Corp.	154	12,660
Occidental Petroleum Corp.	215	12,659
Pioneer Natural Resources Co.	104	23,200
Valero Energy Corp.	118	12,541
		$407,309

Oil & Gas Services — 0.21%
Baker Hughes Co.	255	7,362
Halliburton Co.	275	8,624
Schlumberger NV	313	11,193
		$27,179

Packaging & Containers — 0.41%
Amcor PLC	1,008	12,529
Ball Corp.	244	16,780

See accompanying notes.

	Schedule of Investments
Principal U.S. Large-Cap Adaptive Multi-Factor ETF
	June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

Packaging & Containers (continued)
Packaging Corp. of America	117	$16,087
Sealed Air Corp.	116	6,696
		$52,092

Pharmaceuticals — 6.87%
AbbVie, Inc.	824	126,204
AmerisourceBergen Corp.	144	20,373
Becton Dickinson and Co.	134	33,035
Bristol-Myers Squibb Co.	1,154	88,858
Cardinal Health, Inc.	205	10,715
Cigna Corp.	90	23,717
CVS Health Corp.	503	46,608
Eli Lilly & Co.	231	74,897
Embecta Corp. (a)	36	911
Johnson & Johnson	931	165,262
McKesson Corp.	95	30,990
Merck & Co., Inc.	1,253	114,236
Organon & Co.	208	7,020
Pfizer, Inc.	1,588	83,259
Zoetis, Inc.	290	49,848
		$875,933

Pipelines — 0.44%
Kinder Morgan, Inc.	1,346	22,559
ONEOK, Inc.	149	8,270
Williams Cos., Inc.	791	24,687
		$55,516

Real Estate — 0.12%
CBRE Group, Inc., Class A (a)	211	15,532

REITs — 4.39%
Alexandria Real Estate Equities, Inc.	115	16,678
American Tower Corp.	180	46,006
AvalonBay Communities, Inc.	97	18,842
Boston Properties, Inc.	156	13,881
Crown Castle International Corp.	194	32,666
Digital Realty Trust, Inc.	175	22,720
Duke Realty Corp.	377	20,716
Equinix, Inc.	27	17,740
Equity Residential	261	18,849
Essex Property Trust, Inc.	60	15,691
Extra Space Storage, Inc.	151	25,688
Federal Realty OP LP	142	13,595
Healthpeak Properties, Inc.	341	8,835
Iron Mountain, Inc.	285	13,877
Kimco Realty Corp.	336	6,643
Mid-America Apartment Communities, Inc.	138	24,105
Prologis, Inc.	421	49,531
Public Storage	112	35,019
Realty Income Corp.	378	25,802
Regency Centers Corp.	260	15,421
SBA Communications Corp.	107	34,245
Simon Property Group, Inc.	84	7,973
UDR, Inc.	337	15,516
Ventas, Inc.	204	10,492
Welltower, Inc.	278	22,893

See accompanying notes.

	Schedule of Investments
Principal U.S. Large-Cap Adaptive Multi-Factor ETF
	June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

REITs (continued)
Weyerhaeuser Co.	793	$26,264
		$559,688

Retail — 5.39%
Advance Auto Parts, Inc.	89	15,405
AutoZone, Inc. (a)	19	40,833
Best Buy Co., Inc.	81	5,280
Chipotle Mexican Grill, Inc. (a)	7	9,151
Costco Wholesale Corp.	212	101,607
Darden Restaurants, Inc.	56	6,335
Dollar General Corp.	131	32,153
Dollar Tree, Inc. (a)	70	10,909
Domino's Pizza, Inc.	17	6,625
Genuine Parts Co.	151	20,083
Home Depot, Inc.	479	131,375
Lowe's Cos., Inc.	361	63,056
McDonald's Corp.	273	67,398
O'Reilly Automotive, Inc. (a)	56	35,379
Ross Stores, Inc.	101	7,093
Starbucks Corp.	284	21,695
Target Corp.	83	11,722
Tractor Supply Co.	79	15,314
Ulta Beauty, Inc. (a)	45	17,347
Walgreens Boots Alliance, Inc.	290	10,991
Walmart, Inc.	279	33,921
Yum! Brands, Inc.	205	23,270
		$686,942

Semiconductors — 2.98%
Advanced Micro Devices, Inc. (a)	490	37,470
Applied Materials, Inc.	148	13,465
Broadcom, Inc.	117	56,840
KLA Corp.	72	22,974
Lam Research Corp.	28	11,932
Microchip Technology, Inc.	140	8,131
Monolithic Power Systems, Inc.	39	14,978
NVIDIA Corp.	985	149,316
NXP Semiconductors NV	61	9,030
QUALCOMM, Inc.	174	22,227
Skyworks Solutions, Inc.	60	5,558
Teradyne, Inc.	68	6,090
Texas Instruments, Inc.	139	21,357
		$379,368

Shipbuilding — 0.08%
Huntington Ingalls Industries, Inc.	48	10,455

Software — 8.22%
Adobe, Inc. (a)	69	25,258
Akamai Technologies, Inc. (a)	167	15,252
ANSYS, Inc. (a)	28	6,700
Broadridge Financial Solutions, Inc.	123	17,534
Cadence Design Systems, Inc. (a)	69	10,352
Electronic Arts, Inc.	111	13,503
Intuit, Inc.	94	36,231
Jack Henry & Associates, Inc.	135	24,303
Microsoft Corp.	2,948	757,135
Oracle Corp.	518	36,193

See accompanying notes.

Schedule of Investments
Principal U.S. Large-Cap Adaptive Multi-Factor ETF
June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

Software (continued)
Paychex, Inc.	288	$32,794
Paycom Software, Inc. (a)	23	6,443
PTC, Inc. (a)	62	6,593
Roper Technologies, Inc.	35	13,813
Salesforce.com, Inc. (a)	142	23,436
Synopsys, Inc. (a)	75	22,777
		$1,048,317

Telecommunications — 1.93%
Arista Networks, Inc. (a)	149	13,967
AT&T, Inc.	1,476	30,937
Cisco Systems, Inc.	2,005	85,493
Corning, Inc.	231	7,279
Juniper Networks, Inc.	530	15,105
Motorola Solutions, Inc.	111	23,266
Verizon Communications, Inc.	1,384	70,238
		$246,285

Toys, Games & Hobbies — 0.05%
Hasbro, Inc.	72	5,895

Transportation — 1.69%
CH Robinson Worldwide, Inc.	66	6,690
CSX Corp.	585	17,000
Expeditors International of Washington, Inc.	183	17,835
FedEx Corp.	53	12,016
JB Hunt Transport Services, Inc.	131	20,629
Norfolk Southern Corp.	67	15,228
Old Dominion Freight Line, Inc.	60	15,377
Union Pacific Corp.	325	69,316
United Parcel Service, Inc., Class B	228	41,619
		$215,710

Water — 0.16%
American Water Works Co., Inc.	137	20,382
TOTAL COMMON STOCKS		$12,704,659
INVESTMENT COMPANIES — 0.26%	Shares Held	Value

Money Market Fund — 0.26%
State Street Institutional U.S. Government Money Market Fund — Institutional
Class 0.33% (b)	33,552	$33,552
TOTAL INVESTMENT COMPANIES		$33,552

Total Investments	$12,738,211
Other Assets and Liabilities — 0.09%	11,378
Total Net Assets — 100.00%	$12,749,589

(a)	Non-income producing security.
(b)	Current yield shown is as of period end.

See accompanying notes.

Schedule of Investments

Principal U.S. Large-Cap Adaptive Multi-Factor ETF

June 30, 2022

Portfolio Summary (unaudited)

Sector	Percent
Consumer, Non-cyclical	24.88%
Technology	19.43%
Financial	16.62%
Communications	11.30%
Consumer, Cyclical	8.78%
Industrial	8.53%
Utilities	4.52%
Energy	3.84%
Basic Materials	1.75%
Money Market Fund	0.26%
Other Assets and Liabilities	0.09%
TOTAL NET ASSETS	100.00%

See accompanying notes.

	Schedule of Investments
	Principal U.S. Mega-Cap ETF
	June 30, 2022

COMMON STOCKS — 99.67%		Shares Held	Value
Auto Manufacturers — 2.27%
Tesla, Inc. (a)		46,117	$31,056,110
Banks — 6.16%
Bank of America Corp.		896,722	27,914,956
JPMorgan Chase & Co.		363,235	40,903,893
Wells Fargo & Co.		393,167	15,400,352
			$84,219,201

Beverages — 3.67%
Coca-Cola Co.		515,341	32,420,103
PepsiCo, Inc.		106,817	17,802,121
			$50,222,224

Chemicals — 2.06%
Linde PLC		97,764	28,110,083
Computers — 8.78%
Accenture PLC, Class A		106,387	29,538,351
Apple, Inc.		661,695	90,466,940
			$120,005,291

Diversified Financial Services — 6.25%
Mastercard, Inc., Class A		132,139	41,687,212
Visa, Inc., Class A		222,296	43,767,859
			$85,455,071

Healthcare — Products — 7.82%
Abbott Laboratories		278,323	30,239,794
Danaher Corp.		177,738	45,060,138
Thermo Fisher Scientific, Inc.		58,145	31,589,015
			$106,888,947

Healthcare — Services — 2.51%
UnitedHealth Group, Inc.		66,806	34,313,566
Household Products — 2.34%
Procter & Gamble Co.		222,409	31,980,190
Insurance — 2.08%
Berkshire Hathaway, Inc., Class B (a)		104,356	28,491,275
Internet — 8.26%
Alphabet, Inc., Class A (a)		20,638	44,975,568
Amazon.com, Inc. (a)		264,460	28,088,296
Meta Platforms, Inc., Class A (a)		247,772	39,953,235
			$113,017,099

Media — 3.29%
Comcast Corp., Class A		756,037	29,666,892
Walt Disney Co. (a)		161,928	15,286,003
			$44,952,895

Oil & Gas — 3.99%
Chevron Corp.		182,703	26,451,740
Exxon Mobil Corp.		327,547	28,051,125
			$54,502,865

Pharmaceuticals — 12.05%
AbbVie, Inc.		220,389	33,754,779

See accompanying notes.

Schedule of Investments
Principal U.S. Mega-Cap ETF
June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value
Pharmaceuticals (continued)
Eli Lilly & Co.	58,396	$18,933,735
Johnson & Johnson	183,914	32,646,574
Merck & Co., Inc.	360,926	32,905,624
Pfizer, Inc.	888,358	46,576,610
		$164,817,322

Retail — 6.07%
Costco Wholesale Corp.	68,107	32,642,323
Home Depot, Inc.	57,694	15,823,733
McDonald's Corp.	70,950	17,516,136
Walmart, Inc.	140,470	17,078,343
		$83,060,535

Semiconductors — 8.44%
Advanced Micro Devices, Inc. (a)	444,693	34,005,674
Broadcom, Inc.	57,609	27,987,028
Intel Corp.	406,044	15,190,106
NVIDIA Corp.	252,471	38,272,079
		$115,454,887

Software — 10.11%
Adobe, Inc. (a)	110,001	40,266,966
Microsoft Corp.	320,014	82,189,196
salesforce.com, Inc. (a)	95,295	15,727,487
		$138,183,649

Telecommunications — 3.52%
Cisco Systems, Inc.	717,080	30,576,291
Verizon Communications, Inc.	346,611	17,590,508
		$48,166,799
TOTAL COMMON STOCKS		$1,362,898,009
INVESTMENT COMPANIES — 0.28%	Shares Held	Value
Money Market Fund — 0.28%
State Street Institutional U.S. Government Money Market Fund — Institutional
Class 0.33% (b)	3,878,275	$3,878,275
TOTAL INVESTMENT COMPANIES		$3,878,275

Total Investments	$1,366,776,284
Other Assets and Liabilities — 0.05%	650,564
Total Net Assets — 100.00%	$1,367,426,848

(a)	Non-income producing security.
(b)	Current yield shown is as of period end.

See accompanying notes.

     Schedule of Investments Principal U.S. Mega-Cap ETF

June 30, 2022

Portfolio Summary (unaudited)

Sector	Percent
Consumer, Non-cyclical	28.39%
Technology	27.32%
Communications	15.07%
Financial	14.49%
Consumer, Cyclical	8.35%
Energy	3.99%
Basic Materials	2.06%
Money Market Fund	0.28%
Other Assets and Liabilities	0.05%
TOTAL NET ASSETS	100.00%

See accompanying notes.

	Schedule of Investments
Principal U.S. Small-Cap Adaptive Multi-Factor ETF
	June 30, 2022

COMMON STOCKS — 99.36%	Shares Held	Value

Aerospace & Defense — 1.18%
AAR Corp. (a)	316	$13,221
Aerojet Rocketdyne Holdings, Inc. (a)	220	8,932
Barnes Group, Inc.	223	6,944
Kaman Corp.	174	5,438
Moog, Inc., Class A	218	17,307
National Presto Industries, Inc.	67	4,398
Park Aerospace Corp.	367	4,683
Triumph Group, Inc. (a)	263	3,495
		$64,418

Agriculture — 0.90%
Andersons, Inc.	439	14,483
Fresh Del Monte Produce, Inc.	263	7,766
Universal Corp.	248	15,004
Vector Group Ltd.	1,118	11,739
		$48,992

Apparel — 0.71%
Oxford Industries, Inc.	160	14,199
Steven Madden Ltd.	773	24,898
		$39,097

Auto Parts & Equipment — 1.52%
Dorman Products, Inc. (a)	208	22,820
Gentherm, Inc. (a)	108	6,740
Meritor, Inc. (a)	219	7,956
Methode Electronics, Inc.	340	12,594
Motorcar Parts of America, Inc. (a)	219	2,873
Standard Motor Products, Inc.	370	16,647
Titan International, Inc. (a)	650	9,815
XPEL, Inc. (a)	84	3,858
		$83,303

Banks — 15.97%
Allegiance Bancshares, Inc.	360	13,594
Ameris Bancorp	445	17,880
BancFirst Corp.	260	24,885
Bancorp, Inc. (a)	447	8,725
BankUnited, Inc.	571	20,310
Banner Corp.	396	22,259
Central Pacific Financial Corp.	559	11,991
Citizens Financial Group, Inc.	629	22,449
City Holding Co.	234	18,692
Columbia Banking System, Inc.	552	15,815
Community Bank System, Inc.	348	22,021
Customers Bancorp, Inc. (a)	226	7,661
CVB Financial Corp.	1,276	31,658
Dime Community Bancshares, Inc.	527	15,625
Eagle Bancorp, Inc.	385	18,253
FB Financial Corp.	463	18,159
First BanCorp	1,271	16,409
First BanCorp/Southern Pines NC	463	16,159
First Commonwealth Financial Corp.	1,281	17,191
First Financial Bancorp	1,036	20,098
First Hawaiian, Inc.	840	19,076
Flagstar Bancorp, Inc.	405	14,357
Hanmi Financial Corp.	625	14,025
Heritage Financial Corp.	450	11,322

See accompanying notes.

	Schedule of Investments
Principal U.S. Small-Cap Adaptive Multi-Factor ETF
	June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

Banks (continued)
Hilltop Holdings, Inc.	297	$7,918
HomeStreet, Inc.	342	11,857
Hope Bancorp, Inc.	1,405	19,445
Independent Bank Corp.	304	24,147
Independent Bank Group, Inc.	378	25,670
Lakeland Financial Corp.	299	19,860
Meta Financial Group, Inc.	243	9,397
National Bank Holdings Corp., Class A	447	17,107
NBT Bancorp, Inc.	553	20,787
OFG Bancorp	708	17,983
Park National Corp.	172	20,855
Preferred Bank	229	15,577
Renasant Corp.	455	13,108
S&T Bancorp, Inc.	595	16,321
Seacoast Banking Corp. of Florida	468	15,463
ServisFirst Bancshares, Inc.	435	34,330
Simmons First National Corp., Class A	765	16,264
Southside Bancshares, Inc.	457	17,101
Tompkins Financial Corp.	147	10,599
Triumph Bancorp, Inc. (a)	156	9,759
TrustCo Bank Corp.	180	5,551
Trustmark Corp.	509	14,858
United Community Banks, Inc.	941	28,409
Veritex Holdings, Inc.	574	16,795
Walker & Dunlop, Inc.	266	25,626
Westamerica BanCorp	342	19,036
		$872,437

Beverages — 1.00%
Celsius Holdings, Inc. (a)	143	9,332
Coca-Cola Consolidated, Inc.	16	9,022
MGP Ingredients, Inc.	223	22,320
National Beverage Corp.	290	14,193
		$54,867

Biotechnology — 0.49%
ANI Pharmaceuticals, Inc. (a)	108	3,205
Avid Bioservices, Inc. (a)	289	4,410
Emergent BioSolutions, Inc. (a)	176	5,463
Innoviva, Inc. (a)	572	8,443
iTeos Therapeutics, Inc. (a)	127	2,616
Organogenesis Holdings, Inc. (a)	523	2,552
		$26,689

Chemicals — 4.06%
AdvanSix, Inc.	239	7,992
American Vanguard Corp.	547	12,226
Balchem Corp.	288	37,365
GCP Applied Technologies, Inc. (a)	478	14,952
Hawkins, Inc.	246	8,863
HB Fuller Co.	495	29,804
Innospec, Inc.	189	18,104
Koppers Holdings, Inc.	151	3,419
Quaker Chemical Corp.	106	15,849
Rogers Corp. (a)	159	41,672
Schweitzer-Mauduit International, Inc.	230	5,778
Stepan Co.	171	17,331
Trinseo PLC	141	5,423

See accompanying notes.

	Schedule of Investments
Principal U.S. Small-Cap Adaptive Multi-Factor ETF
	June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

Chemicals (continued)
Unifi, Inc. (a)	204	$2,868
		$221,646

Coal — 0.31%
CONSOL Energy, Inc. (a)	159	7,852
SunCoke Energy, Inc.	531	3,616
Warrior Met Coal, Inc.	176	5,387
		$16,855

Commercial Services — 3.55%
ABM Industries, Inc.	265	11,506
Alarm.com Holdings, Inc. (a)	324	20,043
AMN Healthcare Services, Inc. (a)	246	26,989
Arlo Technologies, Inc. (a)	491	3,079
CoreCivic, Inc. (a)	595	6,610
CorVel Corp. (a)	93	13,696
Cross Country Healthcare, Inc. (a)	238	4,958
Deluxe Corp.	250	5,417
EVERTEC, Inc.	453	16,707
Forrester Research, Inc. (a)	281	13,443
Heidrick & Struggles International, Inc.	291	9,417
Korn Ferry	363	21,061
Medifast, Inc.	41	7,401
Monro, Inc.	133	5,703
Perdoceo Education Corp. (a)	586	6,903
Resources Connection, Inc.	871	17,742
TrueBlue, Inc. (a)	191	3,419
		$194,094

Computers — 1.81%
Corsair Gaming, Inc. (a)	225	2,954
ExlService Holdings, Inc. (a)	299	44,052
Insight Enterprises, Inc. (a)	322	27,782
NetScout Systems, Inc. (a)	566	19,159
TTEC Holdings, Inc.	74	5,024
		$98,971

Construction Materials — 1.98%
AAON, Inc.	328	17,961
Apogee Enterprises, Inc.	117	4,589
Boise Cascade Co.	231	13,742
Griffon Corp.	548	15,360
PGT Innovations, Inc. (a)	615	10,234
SPX Corp. (a)	206	10,885
UFP Industries, Inc.	523	35,637
		$108,408

Distribution/Wholesale — 0.60%
G-III Apparel Group Ltd. (a)	211	4,268
Resideo Technologies, Inc. (a)	395	7,671
ScanSource, Inc. (a)	486	15,134
Veritiv Corp. (a)	54	5,862
		$32,935

Diversified Financial Services — 2.79%
B Riley Financial, Inc.	160	6,760
Blucora, Inc. (a)	630	11,630

See accompanying notes.

	Schedule of Investments
Principal U.S. Small-Cap Adaptive Multi-Factor ETF
	June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

Diversified Financial Services (continued)
Brightsphere Investment Group, Inc.	404	$7,276
Encore Capital Group, Inc. (a)	329	19,006
Enova International, Inc. (a)	327	9,424
EZCORP, Inc., Class A (a)	682	5,122
Greenhill & Co., Inc.	444	4,094
LendingTree, Inc. (a)	53	2,322
Mr Cooper Group, Inc. (a)	418	15,357
Piper Sandler Cos.	176	19,951
PRA Group, Inc. (a)	369	13,417
StoneX Group, Inc. (a)	257	20,064
Virtus Investment Partners, Inc.	29	4,960
WisdomTree Investments, Inc.	1,916	9,714
World Acceptance Corp. (a)	28	3,143
		$152,240

Electric — 0.71%
Avista Corp.	478	20,798
Unitil Corp.	307	18,027
		$38,825

Electrical Components & Equipment — 0.39%
Encore Wire Corp.	128	13,302
Insteel Industries, Inc.	237	7,980
		$21,282

Electronics — 2.44%
Advanced Energy Industries, Inc.	108	7,882
Badger Meter, Inc.	208	16,825
Benchmark Electronics, Inc.	259	5,843
Brady Corp., Class A	225	10,629
CTS Corp.	360	12,258
Knowles Corp. (a)	1,085	18,803
Mesa Laboratories, Inc.	54	11,013
OSI Systems, Inc. (a)	167	14,268
Plexus Corp. (a)	219	17,191
Sanmina Corp. (a)	272	11,079
TTM Technologies, Inc. (a)	604	7,550
		$133,341

Energy — Alternate Sources — 0.10%
Green Plains, Inc. (a)	205	5,570

Engineering & Construction — 1.75%
Comfort Systems USA, Inc.	345	28,687
Exponent, Inc.	313	28,630
Granite Construction, Inc.	254	7,401
MYR Group, Inc. (a)	220	19,389
NV5 Global, Inc. (a)	97	11,324
		$95,431

Entertainment — 0.28%
Golden Entertainment, Inc. (a)	196	7,752
Monarch Casino & Resort, Inc. (a)	126	7,392
		$15,144

Food — 2.75%
B&G Foods, Inc.	333	7,919
Cal-Maine Foods, Inc.	340	16,800

See accompanying notes.

	Schedule of Investments
Principal U.S. Small-Cap Adaptive Multi-Factor ETF
	June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

Food (continued)
Hostess Brands, Inc. (a)	1,422	$30,161
J & J Snack Foods Corp.	117	16,340
John B Sanfilippo & Son, Inc.	76	5,509
Seneca Foods Corp., Class A (a)	106	5,887
Simply Good Foods Co. (a)	834	31,500
SpartanNash Co.	578	17,438
Tootsie Roll Industries, Inc.	309	10,923
United Natural Foods, Inc. (a)	200	7,880
		$150,357

Food Service — 0.14%
Healthcare Services Group, Inc.	440	7,660

Forest Products & Paper — 0.22%
Glatfelter Corp.	459	3,158
Mercer International, Inc.	691	9,087
		$12,245

Gas — 0.89%
Chesapeake Utilities Corp.	135	17,489
Northwest Natural Holding Co.	387	20,550
South Jersey Industries, Inc.	306	10,447
		$48,486

Hand/Machine Tools — 0.49%
Enerpac Tool Group Corp.	377	7,170
Franklin Electric Co., Inc.	268	19,634
		$26,804

Healthcare — Products — 2.72%
CONMED Corp.	266	25,472
Cutera, Inc. (a)	107	4,013
Hanger, Inc. (a)	323	4,625
Integer Holdings Corp. (a)	138	9,751
Lantheus Holdings, Inc. (a)	191	12,612
LeMaitre Vascular, Inc.	259	11,798
Meridian Bioscience, Inc. (a)	415	12,624
Merit Medical Systems, Inc. (a)	350	18,995
Omnicell, Inc. (a)	252	28,665
Orthofix Medical, Inc. (a)	186	4,378
Varex Imaging Corp. (a)	487	10,417
Zynex, Inc.	631	5,035
		$148,385

Healthcare — Services — 1.41%
Addus HomeCare Corp. (a)	70	5,830
Community Health Systems, Inc. (a)	513	1,924
Ensign Group, Inc.	325	23,878
Fulgent Genetics, Inc. (a)	94	5,126
Joint Corp. (a)	121	1,852
MEDNAX, Inc. (a)	405	8,509
Pennant Group, Inc. (a)	266	3,407
RadNet, Inc. (a)	232	4,009
Select Medical Holdings Corp.	329	7,771
U.S. Physical Therapy, Inc.	135	14,742
		$77,048

See accompanying notes.

	Schedule of Investments
Principal U.S. Small-Cap Adaptive Multi-Factor ETF
	June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

Home Builders — 1.10%
Cavco Industries, Inc. (a)	57	$11,171
Century Communities, Inc.	107	4,812
Installed Building Products, Inc.	75	6,237
LCI Industries	75	8,391
LGI Homes, Inc. (a)	67	5,822
M/I Homes, Inc. (a)	119	4,720
MDC Holdings, Inc.	179	5,784
Meritage Homes Corp. (a)	104	7,540
Winnebago Industries, Inc.	116	5,633
		$60,110

Home Furnishings — 0.17%
Ethan Allen Interiors, Inc.	328	6,629
Sleep Number Corp. (a)	94	2,909
		$9,538

Household Products — 0.75%
Edgewell Personal Care Co.	195	6,731
elf Beauty, Inc. (a)	525	16,107
Inter Parfums, Inc.	249	18,192
		$41,030

Household Products/Wares — 1.00%
Central Garden & Pet Co., Class A (a)	363	14,524
Central Garden & Pet Co. (a)	214	9,078
Quanex Building Products Corp.	473	10,761
WD-40 Co.	101	20,337
		$54,700

Insurance — 2.75%
American Equity Investment Life Holding Co.	240	8,777
AMERISAFE, Inc.	141	7,333
Assured Guaranty Ltd.	448	24,994
Employers Holdings, Inc.	313	13,112
Genworth Financial, Inc., Class A (a)	1,836	6,481
Horace Mann Educators Corp.	523	20,073
NMI Holdings, Inc., Class A (a)	628	10,456
Palomar Holdings, Inc. (a)	97	6,247
ProAssurance Corp.	535	12,642
Safety Insurance Group, Inc.	153	14,856
SiriusPoint Ltd. (a)	881	4,775
Stewart Information Services Corp.	333	16,567
Universal Insurance Holdings, Inc.	305	3,974
		$150,287

Internet — 1.24%
Cars.com, Inc. (a)	347	3,272
Cogent Communications Holdings, Inc.	304	18,471
ePlus, Inc. (a)	259	13,758
HealthStream, Inc. (a)	215	4,668
Perficient, Inc. (a)	187	17,146
Shutterstock, Inc.	80	4,585
TechTarget, Inc. (a)	92	6,046
		$67,946

Iron & Steel — 0.15%
Allegheny Technologies, Inc. (a)	363	8,244

See accompanying notes.

	Schedule of Investments
Principal U.S. Small-Cap Adaptive Multi-Factor ETF
	June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

Lodging — 0.08%
Marcus Corp. (a)	309	$4,564

Machinery — Diversified — 1.57%
Alamo Group, Inc.	98	11,410
Albany International Corp., Class A	236	18,595
Applied Industrial Technologies, Inc.	349	33,563
Ichor Holdings Ltd. (a)	147	3,819
Lindsay Corp.	60	7,969
Tennant Co.	173	10,250
		$85,606

Media — 0.44%
EW Scripps Co., Class A (a)	515	6,422
Gannett Co., Inc. (a)	1,030	2,987
Scholastic Corp.	317	11,403
Thryv Holdings, Inc. (a)	147	3,291
		$24,103

Metal Fabrication & Hardware — 1.25%
AZZ, Inc.	262	10,695
Mueller Industries, Inc.	556	29,629
Olympic Steel, Inc.	124	3,193
Standex International Corp.	183	15,515
TimkenSteel Corp. (a)	249	4,659
Tredegar Corp.	439	4,390
		$68,081

Mining — 0.39%
Arconic Corp. (a)	334	9,369
Century Aluminum Co. (a)	229	1,688
Livent Corp. (a)	447	10,142
		$21,199

Miscellaneous Manufacture — 2.45%
EnPro Industries, Inc.	240	19,663
ESCO Technologies, Inc.	126	8,615
Fabrinet (a)	206	16,707
Federal Signal Corp.	489	17,408
Haynes International, Inc.	102	3,342
Hillenbrand, Inc.	489	20,029
John Bean Technologies Corp.	88	9,717
Materion Corp.	257	18,949
Myers Industries, Inc.	335	7,615
Sturm Ruger & Co., Inc.	184	11,712
		$133,757

Office Furnishings — 0.42%
HNI Corp.	405	14,049
Interface, Inc.	713	8,941
		$22,990

Oil & Gas — 3.10%
Callon Petroleum Co. (a)	288	11,290
Civitas Resources, Inc.	195	10,197
Helmerich & Payne, Inc.	281	12,100
Laredo Petroleum, Inc. (a)	72	4,964
Matador Resources Co.	703	32,753
Nabors Industries Ltd. (a)	36	4,820

See accompanying notes.

	Schedule of Investments
Principal U.S. Small-Cap Adaptive Multi-Factor ETF
	June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

Oil & Gas (continued)
Patterson-UTI Energy, Inc.	607	$9,566
PBF Energy, Inc., Class A (a)	308	8,938
Ranger Oil Corp., Class A (a)	127	4,174
SM Energy Co.	763	26,087
Southwestern Energy Co. (a)	6,457	40,356
Talos Energy, Inc. (a)	283	4,378
		$169,623

Oil & Gas Services — 0.47%
Archrock, Inc.	1,416	11,710
Bristow Group, Inc. (a)	128	2,995
Oceaneering International, Inc. (a)	387	4,133
ProPetro Holding Corp. (a)	382	3,820
RPC, Inc. (a)	416	2,875
		$25,533

Packaging & Containers — 0.26%
Matthews International Corp., Class A	210	6,021
O-I Glass, Inc. (a)	572	8,008
		$14,029

Pharmaceuticals — 2.06%
Amphastar Pharmaceuticals, Inc. (a)	324	11,272
Corcept Therapeutics, Inc. (a)	303	7,205
Cytokinetics, Inc. (a)	245	9,626
Eagle Pharmaceuticals, Inc. (a)	85	3,777
Enanta Pharmaceuticals, Inc. (a)	83	3,923
Harmony Biosciences Holdings, Inc. (a)	117	5,706
Owens & Minor, Inc.	225	7,076
Pacira BioSciences, Inc. (a)	302	17,607
Phibro Animal Health Corp., Class A	462	8,838
Prestige Consumer Healthcare, Inc. (a)	357	20,992
Supernus Pharmaceuticals, Inc. (a)	206	5,958
USANA Health Sciences, Inc. (a)	143	10,347
		$112,327

Real Estate — 0.82%
Alexander & Baldwin, Inc.	647	11,614
Anywhere Real Estate, Inc. (a)	848	8,336
Marcus & Millichap, Inc.	279	10,320
RE/MAX Holdings, Inc., Class A	199	4,879
St. Joe Co.	244	9,653
		$44,802

REITs — 10.47%
Acadia Realty Trust	741	11,574
Agree Realty Corp.	430	31,016
American Assets Trust, Inc.	440	13,068
Apollo Commercial Real Estate Finance, Inc.	1,133	11,829
Armada Hoffler Properties, Inc.	785	10,079
ARMOUR Residential REIT, Inc.	736	5,181
Brandywine Realty Trust	1,323	12,754
CareTrust REIT, Inc.	855	15,766
Centerspace	138	11,254
Chatham Lodging Trust (a)	757	7,911
Community Healthcare Trust, Inc.	285	10,320
Easterly Government Properties, Inc.	1,049	19,973

See accompanying notes.

	Schedule of Investments
Principal U.S. Small-Cap Adaptive Multi-Factor ETF
	June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

REITs (continued)
Ellington Financial, Inc.	944	$13,848
Essential Properties Realty Trust, Inc.	1,217	26,153
Four Corners Property Trust, Inc.	615	16,353
Franklin BSP Realty Trust, Inc.	448	6,039
Franklin Street Properties Corp.	1,747	7,285
GEO Group, Inc. (a)	787	5,194
Getty Realty Corp.	254	6,731
Global Net Lease, Inc.	554	7,845
Granite Point Mortgage Trust, Inc.	1,310	12,537
Independence Realty Trust, Inc.	756	15,672
Industrial Logistics Properties Trust	626	8,814
Innovative Industrial Properties, Inc.	61	6,702
Invesco Mortgage Capital, Inc.	277	4,066
iStar, Inc.	266	3,647
KKR Real Estate Finance Trust, Inc.	819	14,292
LTC Properties, Inc.	220	8,446
LXP Industrial Trust	1,737	18,655
New York Mortgage Trust, Inc.	2,142	5,912
NexPoint Residential Trust, Inc.	185	11,564
Office Properties Income Trust	296	5,905
PennyMac Mortgage Investment Trust	882	12,198
Ready Capital Corp.	1,065	12,695
Redwood Trust, Inc.	1,712	13,200
Retail Opportunity Investments Corp.	1,333	21,035
RPT Realty	944	9,280
Safehold, Inc.	83	2,936
Saul Centers, Inc.	222	10,458
SITE Centers Corp.	1,262	16,999
Summit Hotel Properties, Inc. (a)	1,231	8,949
Tanger Factory Outlet Centers, Inc.	384	5,460
Two Harbors Investment Corp.	1,703	8,481
Uniti Group, Inc.	1,618	15,242
Universal Health Realty Income Trust	182	9,684
Urban Edge Properties	898	13,659
Urstadt Biddle Properties, Inc., Class A	717	11,615
Veris Residential, Inc. (a)	789	10,446
Washington Real Estate Investment Trust	683	14,555
Whitestone REIT	791	8,503
		$571,780

Retail — 4.06%
Abercrombie & Fitch Co., Class A (a)	445	7,529
America's Car-Mart, Inc. (a)	45	4,527
Asbury Automotive Group, Inc. (a)	60	10,160
Big Lots, Inc.	154	3,229
Bloomin' Brands, Inc.	305	5,069
Boot Barn Holdings, Inc. (a)	184	12,679
Buckle, Inc.	286	7,919
Caleres, Inc.	238	6,245
Cato Corp., Class A	232	2,694
Chico's FAS, Inc. (a)	1,037	5,154
Children's Place, Inc. (a)	87	3,386
Chuy's Holdings, Inc. (a)	151	3,008
Conn's, Inc. (a)	415	3,328
El Pollo Loco Holdings, Inc. (a)	739	7,272
Genesco, Inc. (a)	148	7,387
GMS, Inc. (a)	287	12,771
Group 1 Automotive, Inc.	103	17,489

See accompanying notes.

	Schedule of Investments
Principal U.S. Small-Cap Adaptive Multi-Factor ETF
	June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

Retail (continued)
Guess?, Inc.	251	$4,280
Haverty Furniture Cos., Inc.	137	3,176
Hibbett, Inc.	97	4,240
Jack in the Box, Inc.	109	6,111
La-Z-Boy, Inc.	193	4,576
MarineMax, Inc. (a)	113	4,082
Movado Group, Inc.	247	7,640
ODP Corp. (a)	164	4,959
Patrick Industries, Inc.	91	4,717
PC Connection, Inc.	200	8,810
PetMed Express, Inc.	155	3,085
PriceSmart, Inc.	118	8,452
Ruth's Hospitality Group, Inc.	199	3,236
Sally Beauty Holdings, Inc. (a)	399	4,756
Shoe Carnival, Inc.	283	6,116
Signet Jewelers Ltd.	151	8,072
Sonic Automotive, Inc., Class A	105	3,846
Vera Bradley, Inc. (a)	484	2,101
World Fuel Services Corp.	322	6,588
Zumiez, Inc. (a)	118	3,068
		$221,757

Savings & Loans — 2.74%
Axos Financial, Inc. (a)	332	11,902
Banc of California, Inc.	633	11,154
Berkshire Hills Bancorp, Inc.	471	11,667
Brookline Bancorp, Inc.	1,138	15,147
Capitol Federal Financial, Inc.	718	6,591
Northfield Bancorp, Inc.	682	8,886
Northwest Bancshares, Inc.	1,559	19,955
Pacific Premier Bancorp, Inc.	621	18,158
Provident Financial Services, Inc.	940	20,924
WSFS Financial Corp.	632	25,337
		$149,721

Semiconductors — 1.93%
Axcelis Technologies, Inc. (a)	114	6,252
Cohu, Inc. (a)	201	5,578
Diodes, Inc. (a)	123	7,942
FormFactor, Inc. (a)	226	8,753
Kulicke & Soffa Industries, Inc.	178	7,620
MaxLinear, Inc. (a)	194	6,592
Onto Innovation, Inc. (a)	268	18,690
Photronics, Inc. (a)	602	11,727
Rambus, Inc. (a)	755	16,225
SMART Global Holdings, Inc. (a)	423	6,924
Ultra Clean Holdings, Inc. (a)	163	4,853
Veeco Instruments, Inc. (a)	213	4,132
		$105,288

Software — 2.80%
Allscripts Healthcare Solutions, Inc. (a)	386	5,724
Apollo Medical Holdings, Inc. (a)	298	11,500
Computer Programs and Systems, Inc. (a)	167	5,339
CSG Systems International, Inc.	381	22,738
Digi International, Inc. (a)	531	12,861
Donnelley Financial Solutions, Inc. (a)	314	9,197
Ebix, Inc.	129	2,180

See accompanying notes.

Schedule of Investments
Principal U.S. Small-Cap Adaptive Multi-Factor ETF
June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

Software (continued)
ManTech International Corp., Class A	299	$28,539
NextGen Healthcare, Inc. (a)	647	11,284
PDF Solutions, Inc. (a)	177	3,807
Progress Software Corp.	362	16,399
Simulations Plus, Inc.	105	5,180
SPS Commerce, Inc. (a)	95	10,740
Xperi Holding Corp.	524	7,561
		$153,049

Telecommunications — 1.73%
ADTRAN, Inc.	256	4,488
ATN International, Inc.	151	7,083
Consolidated Communications Holdings, Inc. (a)	720	5,040
Extreme Networks, Inc. (a)	540	4,817
Harmonic, Inc. (a)	548	4,751
InterDigital, Inc.	264	16,051
NETGEAR, Inc. (a)	259	4,797
Shenandoah Telecommunications Co.	337	7,481
Viavi Solutions, Inc. (a)	873	11,550
Vonage Holdings Corp. (a)	1,516	28,562
		$94,620

Textiles — 0.36%
UniFirst Corp.	113	19,456

Transportation — 2.12%
ArcBest Corp.	172	12,104
Atlas Air Worldwide Holdings, Inc. (a)	302	18,636
Dorian LPG Ltd.	286	4,347
Forward Air Corp.	281	25,841
Heartland Express, Inc.	426	5,926
Hub Group, Inc., Class A (a)	247	17,522
Marten Transport Ltd.	920	15,474
Matson, Inc.	217	15,815
		$115,665

Trucking & Leasing — 0.08%
Greenbrier Cos., Inc.	124	4,463

Water — 1.44%
American States Water Co.	365	29,751
California Water Service Group	528	29,330
Middlesex Water Co.	222	19,465
		$78,546
TOTAL COMMON STOCKS		$5,428,344
INVESTMENT COMPANIES — 0.49%	Shares Held	Value

Money Market Fund — 0.49%
State Street Institutional U.S. Government Money Market Fund — Institutional
Class 0.33% (b)	26,940	$26,940
TOTAL INVESTMENT COMPANIES		$26,940

Total Investments	$5,455,284
Other Assets and Liabilities — 0.15%	7,961
Total Net Assets — 100.00%	$5,463,245

(a)	Non-income producing security.
(b)	Current yield shown is as of period end.

See accompanying notes.

Schedule of Investments

Principal U.S. Small-Cap Adaptive Multi-Factor ETF

June 30, 2022

Portfolio Summary (unaudited)

Sector	Percent
Financial	35.53%
Consumer, Non-cyclical	16.63%
Industrial	15.95%
Consumer, Cyclical	9.45%
Technology	6.54%
Basic Materials	4.82%
Energy	3.98%
Communications	3.42%
Utilities	3.04%
Money Market Fund	0.49%
Other Assets and Liabilities	0.15%
TOTAL NET ASSETS	100.00%

See accompanying notes.

	Schedule of Investments
Principal U.S. Small-Cap Multi-Factor ETF
	June 30, 2022

COMMON STOCKS — 99.61%	Shares Held	Value

Advertising — 0.01%
Entravision Communications Corp., Class A	19,698	$89,823

Aerospace & Defense — 0.54%
AAR Corp. (a)	32,506	1,360,051
Barnes Group, Inc.	26,207	816,086
Moog, Inc., Class A	14,684	1,165,763
		$3,341,900

Agriculture — 0.33%
Alico, Inc.	3,586	127,769
Andersons, Inc.	14,599	481,621
Turning Point Brands, Inc.	10,274	278,734
Universal Corp.	11,695	707,547
Vector Group Ltd.	44,404	466,242
		$2,061,913

Apparel — 1.08%
Carter's, Inc.	30,041	2,117,290
Kontoor Brands, Inc.	19,299	644,007
Levi Strauss & Co., Class A	80,099	1,307,216
Oxford Industries, Inc.	9,211	817,384
Steven Madden Ltd.	35,465	1,142,328
Wolverine World Wide, Inc.	30,972	624,395
		$6,652,620

Auto Manufacturers — 0.05%
REV Group, Inc.	26,000	282,620

Auto Parts & Equipment — 0.99%
Allison Transmission Holdings, Inc.	97,996	3,767,946
Dana, Inc.	54,396	765,352
Holley, Inc. (a),(b)	10,217	107,278
Methode Electronics, Inc.	22,160	820,806
Standard Motor Products, Inc.	7,113	320,014
Titan International, Inc. (a)	19,378	292,608
		$6,074,004

Banks — 7.84%
1st Source Corp.	7,312	331,965
BancFirst Corp.	24,699	2,363,941
Bancorp, Inc. (a)	30,353	592,491
BayCom Corp.	10,924	225,908
Byline Bancorp, Inc.	19,991	475,786
Camden National Corp.	8,987	395,877
Cathay General Bancorp	46,278	1,811,784
Central Pacific Financial Corp.	29,006	622,179
City Holding Co.	11,770	940,188
Coastal Financial Corp. (a)	6,997	266,726
Community Trust Bancorp, Inc.	10,621	429,513
ConnectOne Bancorp, Inc.	25,459	622,472
CrossFirst Bankshares, Inc. (a)	19,790	261,228
Customers Bancorp, Inc. (a)	38,272	1,297,421
CVB Financial Corp.	174,439	4,327,832
Dime Community Bancshares, Inc.	23,123	685,597
Eagle Bancorp, Inc.	22,897	1,085,547
Enterprise Financial Services Corp.	19,958	828,257
Equity Bancshares, Inc., Class A	6,820	198,871
Farmers National Banc Corp.	16,288	244,320

See accompanying notes.

	Schedule of Investments
	Principal U.S. Small-Cap Multi-Factor ETF
	June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

Banks (continued)
FB Financial Corp.	17,997	$705,842
First BanCorp	194,241	2,507,651
First Bancshares, Inc.	12,092	345,831
First Busey Corp.	25,871	591,152
First Commonwealth Financial Corp.	94,056	1,262,231
First Financial Bancorp	48,755	945,847
First Foundation, Inc.	42,713	874,762
First Merchants Corp.	37,450	1,333,969
German American Bancorp, Inc.	7,968	272,346
Great Southern Bancorp, Inc.	9,262	542,383
Hancock Whitney Corp.	60,859	2,697,879
Hanmi Financial Corp.	21,513	482,752
Hope Bancorp, Inc.	103,929	1,438,377
Horizon Bancorp, Inc.	18,768	326,939
Independent Bank Corp.	18,131	349,566
Kearny Financial Corp.	70,892	787,610
Lakeland Bancorp, Inc.	42,721	624,581
Lakeland Financial Corp.	30,935	2,054,703
Mercantile Bank Corp.	8,468	270,553
Merchants Bancorp	8,310	188,388
Meta Financial Group, Inc.	30,508	1,179,744
Metropolitan Bank Holding Corp. (a)	11,184	776,393
Midland States Bancorp, Inc.	13,819	332,209
OFG Bancorp	31,831	808,507
Origin Bancorp, Inc.	9,341	362,431
PCB Bancorp	7,505	140,193
Preferred Bank	11,583	787,876
Premier Financial Corp.	23,874	605,206
QCR Holdings, Inc.	9,708	524,135
S&T Bancorp, Inc.	22,016	603,899
Sandy Spring Bancorp, Inc.	23,612	922,521
ServisFirst Bancshares, Inc.	27,917	2,203,210
Stock Yards Bancorp, Inc.	9,366	560,274
TriCo Bancshares	12,566	573,512
Veritex Holdings, Inc.	45,472	1,330,511
		$48,321,886

Beverages — 0.21%
Coca-Cola Consolidated, Inc.	1,371	773,107
MGP Ingredients, Inc.	5,394	539,885
		$1,312,992

Biotechnology — 4.14%
ACADIA Pharmaceuticals, Inc. (a)	81,373	1,146,546
Adicet Bio, Inc. (a)	8,262	120,625
ADMA Biologics, Inc. (a),(b)	94,162	186,441
Agenus, Inc. (a)	210,998	409,336
Albireo Pharma, Inc. (a)	14,585	289,658
AnaptysBio, Inc. (a)	15,245	309,474
ANI Pharmaceuticals, Inc. (a)	12,019	356,604
Arcus Biosciences, Inc. (a)	36,062	913,811
BioCryst Pharmaceuticals, Inc. (a)	155,829	1,648,671
Cara Therapeutics, Inc. (a)	28,194	257,411
Chinook Therapeutics, Inc. (a)	19,231	336,350
Cytek Biosciences, Inc. (a)	80,685	865,750
Dynavax Technologies Corp. (a)	113,511	1,429,104
Evolus, Inc. (a)	18,032	209,171
EyePoint Pharmaceuticals, Inc. (a)	9,729	76,567

See accompanying notes.

	Schedule of Investments
Principal U.S. Small-Cap Multi-Factor ETF
	June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

Biotechnology (continued)
Innoviva, Inc. (a)	77,003	$1,136,564
Intercept Pharmaceuticals, Inc. (a),(b)	35,208	486,223
Intra-Cellular Therapies, Inc. (a)	61,153	3,490,613
Ionis Pharmaceuticals, Inc. (a)	77,160	2,856,463
iTeos Therapeutics, Inc. (a)	38,559	794,315
KemPharm, Inc. (a)	32,004	142,738
Ligand Pharmaceuticals, Inc. (a)	9,920	885,062
Lineage Cell Therapeutics, Inc. (a)	41,065	64,883
Maravai LifeSciences Holdings, Inc., Class A (a)	113,849	3,234,450
Myriad Genetics, Inc. (a)	35,058	637,004
Organogenesis Holdings, Inc. (a)	45,717	223,099
Prothena Corp. PLC (a)	23,194	629,717
Radius Health, Inc. (a)	42,776	443,587
REGENXBIO, Inc. (a)	19,933	492,345
Selecta Biosciences, Inc. (a)	73,777	96,648
TransMedics Group, Inc. (a)	4,739	149,042
Travere Therapeutics, Inc. (a)	46,055	1,115,913
Viridian Therapeutics, Inc. (a),(b)	4,892	56,600
		$25,490,785

Chemicals — 2.06%
AdvanSix, Inc.	13,796	461,338
American Vanguard Corp.	14,809	330,981
Balchem Corp.	18,408	2,388,254
Cabot Corp.	37,932	2,419,682
Ingevity Corp. (a)	20,429	1,289,887
Intrepid Potash, Inc. (a)	8,622	390,491
Minerals Technologies, Inc.	13,904	852,871
NewMarket Corp.	3,319	998,886
Sensient Technologies Corp.	29,507	2,377,084
Trinseo PLC	30,367	1,167,915
		$12,677,389

Coal — 1.77%
Alpha Metallurgical Resources, Inc.	10,412	1,344,501
Arch Resources, Inc.	27,273	3,902,494
CONSOL Energy, Inc. (a)	15,355	758,230
Peabody Energy Corp. (a)	149,920	3,197,794
Ramaco Resources, Inc.	17,734	233,202
SunCoke Energy, Inc.	48,201	328,249
Warrior Met Coal, Inc.	37,071	1,134,743
		$10,899,213

Commercial Services — 5.59%
Brink's Co.	49,576	3,009,759
Carriage Services, Inc.	9,679	383,772
Cass Information Systems, Inc.	9,196	310,825
CBIZ, Inc. (a)	24,833	992,327
CorVel Corp. (a)	4,425	651,670
CRA International, Inc.	3,037	271,265
Cross Country Healthcare, Inc. (a)	23,143	482,069
Deluxe Corp.	21,113	457,519
DLH Holdings Corp. (a)	2,852	43,464
Driven Brands Holdings, Inc. (a)	26,535	730,774
EVERTEC, Inc.	35,541	1,310,752
Forrester Research, Inc. (a)	5,275	252,356
Franklin Covey Co. (a)	3,848	177,701
Graham Holdings Co., Class B	1,667	944,922

See accompanying notes.

	Schedule of Investments
	Principal U.S. Small-Cap Multi-Factor ETF
	June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

Commercial Services (continued)
Grand Canyon Education, Inc. (a)	24,443	$2,302,286
H&R Block, Inc.	167,617	5,920,232
Hackett Group, Inc.	10,961	207,930
Herc Holdings, Inc.	14,121	1,273,008
ICF International, Inc.	9,319	885,305
Information Services Group, Inc.	18,323	123,863
Insperity, Inc.	16,203	1,617,546
John Wiley & Sons, Inc., Class A	15,567	743,480
Kforce, Inc.	8,423	516,667
Korn Ferry	36,907	2,141,344
Laureate Education, Inc., Class A	105,271	1,217,985
Medifast, Inc.	6,671	1,204,182
Monro, Inc.	19,762	847,395
Multiplan Corp. (a)	122,122	670,450
Progyny, Inc. (a)	35,296	1,025,349
Resources Connection, Inc.	19,355	394,261
Strategic Education, Inc.	6,351	448,254
Stride, Inc. (a)	16,141	658,391
Transcat, Inc. (a)	3,024	171,793
Triton International Ltd.	38,666	2,035,765
Universal Technical Institute, Inc. (a)	7,477	53,311
		$34,477,972

Computers — 2.26%
Everspin Technologies, Inc. (a)	10,571	55,392
ExlService Holdings, Inc. (a)	18,214	2,683,469
Insight Enterprises, Inc. (a)	31,544	2,721,616
NetScout Systems, Inc. (a)	45,710	1,547,284
Rimini Street, Inc. (a)	24,495	147,215
Science Applications International Corp.	45,675	4,252,342
Super Micro Computer, Inc. (a)	18,714	755,110
Teradata Corp. (a)	47,319	1,751,276
		$13,913,704

Construction Materials — 0.35%
Apogee Enterprises, Inc.	18,453	723,727
Boise Cascade Co.	23,658	1,407,414
		$2,131,141

Distribution/Wholesale — 0.93%
A-Mark Precious Metals, Inc.	8,682	279,994
Core & Main, Inc., Class A (a)	77,730	1,733,379
G-III Apparel Group Ltd. (a)	16,921	342,312
Hudson Technologies, Inc. (a)	11,951	89,752
ScanSource, Inc. (a)	11,663	363,186
Titan Machinery, Inc. (a)	10,925	244,829
Univar Solutions, Inc. (a)	89,762	2,232,381
Veritiv Corp. (a)	4,223	458,407
		$5,744,240

Diversified Financial Services — 3.96%
Amerant Bancorp, Inc.	19,821	557,367
Bread Financial Holdings, Inc.	74,969	2,778,351
Cohen & Steers, Inc.	15,124	961,735
Columbia Financial, Inc. (a)	23,140	504,684
Consumer Portfolio Services, Inc. (a)	8,381	85,905
Diamond Hill Investment Group, Inc.	1,230	213,577
Encore Capital Group, Inc. (a)	68,381	3,950,370

See accompanying notes.

	Schedule of Investments
Principal U.S. Small-Cap Multi-Factor ETF
	June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

Diversified Financial Services (continued)
International Money Express, Inc. (a)	20,115	$411,754
Moelis & Co., Class A	68,786	2,706,729
Mr Cooper Group, Inc. (a)	83,454	3,066,100
Piper Sandler Cos.	14,213	1,611,186
PRA Group, Inc. (a)	46,308	1,683,759
Regional Management Corp.	5,412	202,247
StepStone Group, Inc., Class A	29,677	772,492
Victory Capital Holdings, Inc., Class A	28,873	695,839
Virtu Financial, Inc., Class A	136,502	3,195,512
Virtus Investment Partners, Inc.	5,752	983,707
		$24,381,314

Electric — 1.42%
Avista Corp.	72,392	3,149,776
Otter Tail Corp.	18,733	1,257,546
Portland General Electric Co.	90,083	4,353,712
		$8,761,034

Electrical Components & Equipment — 0.84%
Belden, Inc.	27,012	1,438,929
Encore Wire Corp.	16,831	1,749,078
Energizer Holdings, Inc.	58,695	1,664,003
Insteel Industries, Inc.	10,037	337,946
		$5,189,956

Electronics — 2.08%
Advanced Energy Industries, Inc.	13,904	1,014,714
Avnet, Inc.	68,216	2,925,102
Badger Meter, Inc.	11,218	907,424
Benchmark Electronics, Inc.	20,225	456,276
Comtech Telecommunications Corp.	13,022	118,110
CTS Corp.	12,008	408,872
CyberOptics Corp. (a)	2,342	81,830
Knowles Corp. (a)	127,568	2,210,753
Napco Security Technologies, Inc. (a)	12,917	265,961
NVE Corp.	2,765	128,904
Sanmina Corp. (a)	45,261	1,843,481
Standard BioTools, Inc. (a)	41,642	66,627
TTM Technologies, Inc. (a)	64,687	808,588
Vishay Intertechnology, Inc.	88,755	1,581,614
		$12,818,256

Engineering & Construction — 0.78%
Arcosa, Inc.	15,915	738,934
Comfort Systems USA, Inc.	16,842	1,400,412
Granite Construction, Inc.	35,603	1,037,472
MYR Group, Inc. (a)	8,640	761,443
NV5 Global, Inc. (a)	4,649	542,724
Sterling Infrastructure, Inc. (a)	14,612	320,295
		$4,801,280

Entertainment — 0.66%
Accel Entertainment, Inc. (a)	14,852	157,728
Golden Entertainment, Inc. (a)	13,472	532,818
Monarch Casino & Resort, Inc. (a)	4,827	283,200
RCI Hospitality Holdings, Inc.	3,757	181,689
Red Rock Resorts, Inc., Class A	29,195	973,945

See accompanying notes.

	Schedule of Investments
Principal U.S. Small-Cap Multi-Factor ETF
	June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

Entertainment (continued)
SeaWorld Entertainment, Inc. (a)	43,595	$1,926,027
		$4,055,407

Environmental Control — 0.40%
Casella Waste Systems, Inc., Class A (a)	34,118	2,479,696

Food — 1.69%
Hostess Brands, Inc. (a)	206,726	4,384,658
Ingles Markets, Inc., Class A	6,718	582,787
Natural Grocers by Vitamin Cottage, Inc.	3,303	52,683
Seaboard Corp.	80	310,606
Simply Good Foods Co. (a)	31,995	1,208,451
SpartanNash Co.	16,522	498,469
Sprouts Farmers Market, Inc. (a)	91,562	2,318,350
United Natural Foods, Inc. (a)	26,333	1,037,520
		$10,393,524

Food Service — 0.27%
Healthcare Services Group, Inc.	94,722	1,649,110

Gas — 1.19%
Chesapeake Utilities Corp.	7,780	1,007,899
ONE Gas, Inc.	37,701	3,060,944
Spire, Inc.	44,177	3,285,444
		$7,354,287

Hand/Machine Tools — 0.23%
Franklin Electric Co., Inc.	19,476	1,426,812

Healthcare — Products — 4.17%
Accuray, Inc. (a)	55,253	108,296
AngioDynamics, Inc. (a)	22,937	443,831
Artivion, Inc. (a)	12,646	238,756
Atrion Corp.	410	257,833
Avanos Medical, Inc. (a)	29,907	817,657
Axogen, Inc. (a)	17,133	140,319
Axonics, Inc. (a)	20,221	1,145,924
Bioventus, Inc., Class A (a)	9,346	63,740
Cardiovascular Systems, Inc. (a)	20,911	300,282
Castle Biosciences, Inc. (a)	8,810	193,380
CONMED Corp.	25,269	2,419,759
Cue Health, Inc. (a)	32,361	103,555
Cutera, Inc. (a)	6,893	258,488
Eargo, Inc. (a)	67,912	51,063
Glaukos Corp. (a)	24,870	1,129,595
Haemonetics Corp. (a)	33,055	2,154,525
Inari Medical, Inc. (a)	22,666	1,541,061
Inogen, Inc. (a)	11,918	288,177
Integer Holdings Corp. (a)	20,736	1,465,206
iRadimed Corp.	4,214	143,023
iRhythm Technologies, Inc. (a)	11,828	1,277,779
Lantheus Holdings, Inc. (a)	22,999	1,518,624
LeMaitre Vascular, Inc.	8,937	407,080
Meridian Bioscience, Inc. (a)	37,033	1,126,544
Merit Medical Systems, Inc. (a)	26,116	1,417,315
NuVasive, Inc. (a)	41,346	2,032,569
Orthofix Medical, Inc. (a)	9,710	228,573
Patterson Cos., Inc.	67,745	2,052,674
SI-BONE, Inc. (a)	14,874	196,337

See accompanying notes.

	Schedule of Investments
Principal U.S. Small-Cap Multi-Factor ETF
	June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

Healthcare — Products (continued)
Sientra, Inc. (a),(b)	30,432	$25,493
Silk Road Medical, Inc. (a)	13,204	480,494
Tactile Systems Technology, Inc. (a)	10,192	74,402
Treace Medical Concepts, Inc. (a)	11,373	163,089
Utah Medical Products, Inc.	1,402	120,432
Varex Imaging Corp. (a)	50,596	1,082,248
ViewRay, Inc. (a)	93,815	248,610
		$25,716,733

Healthcare — Services — 1.53%
Acadia Healthcare Co., Inc. (a)	42,558	2,878,198
Agiliti, Inc. (a)	11,046	226,553
Aveanna Healthcare Holdings, Inc. (a)	25,938	58,620
Brookdale Senior Living, Inc. (a)	156,696	711,400
Ensign Group, Inc.	23,646	1,737,272
MEDNAX, Inc. (a)	43,777	919,755
National HealthCare Corp.	4,387	306,651
OPKO Health, Inc. (a)	227,916	576,627
Pennant Group, Inc. (a)	6,884	88,184
RadNet, Inc. (a)	19,588	338,481
Surgery Partners, Inc. (a)	20,632	596,677
U.S. Physical Therapy, Inc.	8,819	963,035
		$9,401,453

Home Builders — 1.13%
Cavco Industries, Inc. (a)	3,098	607,177
Century Communities, Inc.	23,223	1,044,338
LCI Industries	9,145	1,023,143
Skyline Champion Corp. (a)	23,536	1,116,077
Tri Pointe Homes, Inc. (a)	81,536	1,375,512
Winnebago Industries, Inc.	37,030	1,798,177
		$6,964,424

Home Furnishings — 0.08%
Arhaus, Inc. (a)	9,693	43,618
Ethan Allen Interiors, Inc.	21,322	430,918
		$474,536

Household Products — 0.27%
Edgewell Personal Care Co.	32,953	1,137,537
Inter Parfums, Inc.	6,995	511,055
		$1,648,592

Household Products/Wares — 0.51%
ACCO Brands Corp.	41,010	267,795
Quanex Building Products Corp.	17,033	387,501
Spectrum Brands Holdings, Inc.	30,315	2,486,436
		$3,141,732

Insurance — 3.11%
American Equity Investment Life Holding Co.	66,134	2,418,520
Jackson Financial, Inc., Class A	78,751	2,106,589
Kinsale Capital Group, Inc.	11,807	2,711,360
Radian Group, Inc.	228,349	4,487,058
RLI Corp.	24,820	2,893,764
Selective Insurance Group, Inc.	37,835	3,289,375

See accompanying notes.

	Schedule of Investments
Principal U.S. Small-Cap Multi-Factor ETF
	June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

Insurance (continued)
Stewart Information Services Corp.	25,880	$1,287,530
		$19,194,196

Internet — 0.85%
Cargurus, Inc. (a)	31,622	679,557
ChannelAdvisor Corp. (a)	16,409	239,243
ePlus, Inc. (a)	8,991	477,602
HealthStream, Inc. (a)	8,841	191,938
Perficient, Inc. (a)	17,458	1,600,724
Revolve Group, Inc. (a)	34,546	895,087
Shutterstock, Inc.	20,017	1,147,174
		$5,231,325

Investment Companies — 0.57%
Golub Capital BDC, Inc.	272,743	3,534,749

Iron & Steel — 0.52%
Commercial Metals Co.	96,214	3,184,683

Leisure Time — 0.45%
Acushnet Holdings Corp.	19,254	802,507
Camping World Holdings, Inc., Class A (b)	81,598	1,761,701
OneWater Marine, Inc., Class A (a)	6,320	208,876
		$2,773,084

Lodging — 0.01%
Bluegreen Vacations Holding Corp.	2,710	67,642

Machinery — Construction & Mining — 0.87%
BWX Technologies, Inc.	71,291	3,927,421
Terex Corp.	53,171	1,455,290
		$5,382,711

Machinery — Diversified — 1.07%
Albany International Corp., Class A	19,897	1,567,685
Applied Industrial Technologies, Inc.	16,620	1,598,345
Cactus, Inc., Class A	18,888	760,620
Kadant, Inc.	4,133	753,652
Mueller Water Products, Inc., Class A	128,955	1,512,642
Tennant Co.	6,739	399,286
		$6,592,230

Media — 0.79%
AMC Networks, Inc., Class A (a)	16,879	491,517
EW Scripps Co., Class A (a)	13,075	163,045
Gray Television, Inc.	29,358	495,857
Scholastic Corp.	9,124	328,190
Sinclair Broadcast Group, Inc., Class A	36,804	750,802
World Wrestling Entertainment, Inc., Class A	42,158	2,634,453
		$4,863,864

Metal Fabrication & Hardware — 0.74%
AZZ, Inc.	16,246	663,162
Helios Technologies, Inc.	8,383	555,374
Mueller Industries, Inc.	35,293	1,880,764
Ryerson Holding Corp.	9,984	212,559
Standex International Corp.	6,958	589,899

See accompanying notes.

	Schedule of Investments
Principal U.S. Small-Cap Multi-Factor ETF
	June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

Metal Fabrication & Hardware (continued)
TimkenSteel Corp. (a)	33,911	$634,475
		$4,536,233

Miscellaneous Manufacture — 0.70%
EnPro Industries, Inc.	11,170	915,158
Hillenbrand, Inc.	37,898	1,552,302
Myers Industries, Inc.	9,864	224,209
Sight Sciences, Inc. (a)	18,004	161,856
Smith & Wesson Brands, Inc.	51,247	672,873
Sturm Ruger & Co., Inc.	12,026	765,455
		$4,291,853

Office & Business Equipment — 0.48%
Xerox Holdings Corp.	198,550	2,948,467

Office Furnishings — 0.09%
HNI Corp.	12,333	427,832
Interface, Inc.	10,427	130,754
		$558,586

Oil & Gas — 2.90%
Brigham Minerals, Inc., Class A	26,716	658,015
California Resources Corp.	47,439	1,826,402
Callon Petroleum Co. (a)	69,239	2,714,169
Civitas Resources, Inc.	43,049	2,251,032
Comstock Resources, Inc. (a)	92,899	1,122,220
Gulfport Energy Corp. (a)	4,393	349,287
Magnolia Oil & Gas Corp., Class A	93,698	1,966,721
Oasis Petroleum, Inc.	17,987	2,188,119
Ranger Oil Corp., Class A (a)	13,712	450,713
SandRidge Energy, Inc. (a)	28,627	448,585
SilverBow Resources, Inc. (a)	5,120	145,203
Sitio Royalties Corp.	11,405	264,368
SM Energy Co.	95,605	3,268,735
VAALCO Energy, Inc.	27,476	190,683
		$17,844,252

Oil & Gas Services — 0.45%
Archrock, Inc.	63,605	526,013
ChampionX Corp.	93,350	1,852,998
Solaris Oilfield Infrastructure, Inc., Class A	10,172	110,671
Weatherford International PLC (a)	14,458	306,076
		$2,795,758

Packaging & Containers — 0.24%
Greif, Inc., Class A	16,595	1,035,196
Matthews International Corp., Class A	9,777	280,307
UFP Technologies, Inc. (a)	2,401	191,047
		$1,506,550

Pharmaceuticals — 4.96%
Aerie Pharmaceuticals, Inc. (a)	29,021	217,658
Agios Pharmaceuticals, Inc. (a)	33,934	752,317
Akebia Therapeutics, Inc. (a)	394,761	139,390
Alkermes PLC (a)	89,764	2,674,070
Amneal Pharmaceuticals, Inc. (a)	59,354	188,746
Amphastar Pharmaceuticals, Inc. (a)	20,365	708,498
Anika Therapeutics, Inc. (a)	7,928	176,953

See accompanying notes.

	Schedule of Investments
	Principal U.S. Small-Cap Multi-Factor ETF
	June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

Pharmaceuticals (continued)
Catalyst Pharmaceuticals, Inc. (a)	58,132	$407,505
Clovis Oncology, Inc. (a),(b)	239,422	430,960
Coherus Biosciences, Inc. (a)	57,741	418,045
Collegium Pharmaceutical, Inc. (a)	22,686	401,996
Corcept Therapeutics, Inc. (a)	59,387	1,412,223
Cytokinetics, Inc. (a)	57,808	2,271,276
Eagle Pharmaceuticals, Inc. (a)	10,779	478,911
Enanta Pharmaceuticals, Inc. (a)	13,662	645,803
Endo International PLC (a)	255,301	118,894
Harmony Biosciences Holdings, Inc. (a)	22,372	1,091,082
Ironwood Pharmaceuticals, Inc. (a)	265,894	3,065,758
Jounce Therapeutics, Inc. (a)	22,629	68,566
Merus NV (a)	8,705	197,081
Option Care Health, Inc. (a)	61,337	1,704,555
Owens & Minor, Inc.	53,444	1,680,814
Pacira BioSciences, Inc. (a)	60,628	3,534,612
Paratek Pharmaceuticals, Inc. (a)	26,912	51,940
PetIQ, Inc. (a)	17,187	288,570
Phibro Animal Health Corp., Class A	10,049	192,237
Premier, Inc., Class A	90,503	3,229,147
Prestige Consumer Healthcare, Inc. (a)	32,709	1,923,289
Supernus Pharmaceuticals, Inc. (a)	37,009	1,070,300
USANA Health Sciences, Inc. (a)	5,339	386,330
Vanda Pharmaceuticals, Inc. (a)	37,389	407,540
Xeris Biopharma Holdings, Inc. (a),(b)	140,339	216,122
		$30,551,188

Pipelines — 0.81%
Antero Midstream Corp.	273,025	2,470,876
Equitrans Midstream Corp.	307,781	1,957,487
Kinetik Holdings, Inc. (b)	15,904	542,963
		$4,971,326

Real Estate — 0.67%
Alexander & Baldwin, Inc.	32,328	580,287
Douglas Elliman, Inc.	25,785	123,510
Kennedy-Wilson Holdings, Inc.	54,982	1,041,359
Marcus & Millichap, Inc.	8,608	318,410
McGrath RentCorp.	8,201	623,276
Newmark Group, Inc., Class A	79,882	772,459
RMR Group, Inc., Class A	8,736	247,666
St. Joe Co.	10,754	425,428
		$4,132,395

REITs — 7.41%
Alexander's, Inc.	2,076	461,204
Ares Commercial Real Estate Corp.	63,103	771,750
Brandywine Realty Trust	174,972	1,686,730
Broadstone Net Lease, Inc.	83,737	1,717,446
CareTrust REIT, Inc.	76,641	1,413,260
Corporate Office Properties Trust	83,540	2,187,913
CTO Realty Growth, Inc.	4,324	264,283
EPR Properties	53,930	2,530,935
Essential Properties Realty Trust, Inc.	106,027	2,278,520
Franklin BSP Realty Trust, Inc.	61,105	823,695
Franklin Street Properties Corp.	55,744	232,452
GEO Group, Inc. (a)	150,714	994,712
Getty Realty Corp.	37,118	983,627

See accompanying notes.

	Schedule of Investments
	Principal U.S. Small-Cap Multi-Factor ETF
	June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

REITs (continued)
Highwoods Properties, Inc.	102,889	$3,517,775
Industrial Logistics Properties Trust	51,786	729,147
KKR Real Estate Finance Trust, Inc.	137,400	2,397,630
LTC Properties, Inc.	31,425	1,206,406
LXP Industrial Trust	308,086	3,308,844
National Health Investors, Inc.	31,280	1,895,881
NexPoint Residential Trust, Inc.	8,910	556,964
One Liberty Properties, Inc.	6,713	174,404
PotlatchDeltic Corp.	37,610	1,661,986
PS Business Parks, Inc.	11,156	2,087,845
Ready Capital Corp.	174,623	2,081,506
Retail Opportunity Investments Corp.	139,879	2,207,291
Saul Centers, Inc.	3,244	152,825
SITE Centers Corp.	177,710	2,393,754
SL Green Realty Corp.	62,532	2,885,852
Urban Edge Properties	113,377	1,724,464
Urstadt Biddle Properties, Inc., Class A	21,617	350,195
		$45,679,296

Retail — 7.15%
Academy Sports & Outdoors, Inc.	112,979	4,015,274
Bassett Furniture Industries, Inc.	2,813	50,972
Beacon Roofing Supply, Inc. (a)	36,261	1,862,365
Bloomin' Brands, Inc.	69,305	1,151,849
BlueLinx Holdings, Inc. (a)	7,540	503,747
Boot Barn Holdings, Inc. (a)	22,278	1,535,177
Buckle, Inc.	33,112	916,871
Build-A-Bear Workshop, Inc.	10,590	173,888
Caleres, Inc.	27,436	719,921
Cato Corp., Class A	8,149	94,610
Cheesecake Factory, Inc.	39,007	1,030,565
Children's Place, Inc. (a)	20,002	778,478
Dave & Buster's Entertainment, Inc. (a)	35,086	1,150,119
Denny's Corp. (a)	26,102	226,565
Destination XL Group, Inc. (a)	17,057	57,823
Dillard's, Inc., Class A (b)	7,936	1,750,443
Duluth Holdings, Inc., Class B (a)	5,964	56,897
Foot Locker, Inc.	117,392	2,964,148
Franchise Group, Inc.	15,290	536,220
Genesco, Inc. (a)	7,066	352,664
GMS, Inc. (a)	16,699	743,105
Group 1 Automotive, Inc.	10,726	1,821,275
Haverty Furniture Cos., Inc.	13,617	315,642
Hibbett, Inc.	18,952	828,392
Jack in the Box, Inc.	31,567	1,769,646
JOANN, Inc. (b)	11,124	86,211
La-Z-Boy, Inc.	27,161	643,987
Movado Group, Inc.	6,659	205,963
MSC Industrial Direct Co., Inc., Class A	59,525	4,470,923
National Vision Holdings, Inc. (a)	40,397	1,110,917
Nu Skin Enterprises, Inc., Class A	31,611	1,368,756
Papa John's International, Inc.	31,488	2,629,878
Patrick Industries, Inc.	16,746	868,113
PC Connection, Inc.	2,920	128,626
PriceSmart, Inc.	8,103	580,418
Qurate Retail, Inc., Series A	226,657	650,506
Rush Enterprises, Inc., Class A	17,255	831,691
Ruth's Hospitality Group, Inc.	13,328	216,713

See accompanying notes.

	Schedule of Investments
Principal U.S. Small-Cap Multi-Factor ETF
	June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

Retail (continued)
Sally Beauty Holdings, Inc. (a)	65,820	$784,574
Shoe Carnival, Inc.	12,709	274,641
Signet Jewelers Ltd.	51,208	2,737,580
Sonic Automotive, Inc., Class A	17,430	638,461
Tilly's, Inc., Class A	20,877	146,557
TravelCenters of America, Inc. (a)	5,656	194,962
Winmark Corp.	575	112,453
		$44,088,586

Savings & Loans — 0.84%
Brookline Bancorp, Inc.	70,762	941,842
Flushing Financial Corp.	23,498	499,567
Hingham Institution For Savings	479	135,926
Northfield Bancorp, Inc.	29,065	378,717
Pacific Premier Bancorp, Inc.	49,507	1,447,585
Provident Financial Services, Inc.	71,215	1,585,246
Southern Missouri Bancorp, Inc.	4,247	192,219
		$5,181,102

Semiconductors — 2.25%
Aehr Test Systems (a)	40,075	300,562
Alpha & Omega Semiconductor Ltd. (a)	23,221	774,188
Axcelis Technologies, Inc. (a)	19,069	1,045,744
Diodes, Inc. (a)	19,663	1,269,640
EMCORE Corp. (a)	23,763	72,952
MACOM Technology Solutions Holdings, Inc. (a)	31,431	1,448,969
MaxLinear, Inc. (a)	28,114	955,314
Onto Innovation, Inc. (a)	16,078	1,121,280
Photronics, Inc. (a)	40,471	788,375
Rambus, Inc. (a)	70,774	1,520,933
Semtech Corp. (a)	30,315	1,666,416
SiTime Corp. (a)	7,964	1,298,371
SMART Global Holdings, Inc. (a)	63,234	1,035,141
Veeco Instruments, Inc. (a)	30,757	596,686
		$13,894,571

Software — 5.43%
Allscripts Healthcare Solutions, Inc. (a)	133,180	1,975,059
American Software, Inc., Class A	7,802	126,080
Blackbaud, Inc. (a)	29,167	1,693,728
Box, Inc., Class A (a)	142,705	3,587,604
Cerence, Inc. (a)	53,459	1,348,771
CommVault Systems, Inc. (a)	35,861	2,255,657
Computer Programs and Systems, Inc. (a)	11,454	366,184
CSG Systems International, Inc.	37,871	2,260,141
Definitive Healthcare Corp. (a)	27,836	638,279
Digi International, Inc. (a)	16,122	390,475
Donnelley Financial Solutions, Inc. (a)	18,446	540,283
DoubleVerify Holdings, Inc. (a)	34,677	786,128
Doximity, Inc., Class A (a),(b)	85,283	2,969,554
Ebix, Inc.	9,468	160,009
Evolent Health, Inc., Class A (a)	30,480	936,041
Loyalty Ventures, Inc. (a)	22,259	79,465
ManTech International Corp., Class A	23,390	2,232,575
MeridianLink, Inc. (a)	13,549	226,268
N-able, Inc. (a)	48,221	433,989
NextGen Healthcare, Inc. (a)	49,625	865,460
PDF Solutions, Inc. (a)	8,780	188,858

See accompanying notes.

	Schedule of Investments
	Principal U.S. Small-Cap Multi-Factor ETF
	June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value

Software (continued)
Privia Health Group, Inc. (a)	29,859	$869,494
Progress Software Corp.	33,865	1,534,084
Sciplay Corp., Class A (a)	20,304	283,647
Simulations Plus, Inc.	6,927	341,709
SPS Commerce, Inc. (a)	10,495	1,186,460
Tabula Rasa HealthCare, Inc. (a)	41,715	107,208
Verint Systems, Inc. (a)	74,603	3,159,437
Verra Mobility Corp. (a)	76,374	1,199,836
Xperi Holding Corp.	51,357	741,082
		$33,483,565

Telecommunications — 2.53%
A10 Networks, Inc.	68,494	984,944
ADTRAN, Inc.	59,267	1,038,950
Clearfield, Inc. (a)	9,660	598,437
CommScope Holding Co., Inc. (a)	295,274	1,807,077
EchoStar Corp., Class A (a)	27,440	529,592
Extreme Networks, Inc. (a)	106,773	952,415
Gogo, Inc. (a)	47,978	776,764
Harmonic, Inc. (a)	74,519	646,080
InterDigital, Inc.	22,549	1,370,979
Switch, Inc., Class A	125,400	4,200,900
Telephone and Data Systems, Inc.	103,439	1,633,302
Viasat, Inc. (a)	33,830	1,036,213
		$15,575,653

Toys, Games & Hobbies — 0.08%
Funko, Inc., Class A (a)	21,802	486,621

Transportation — 3.44%
Air Transport Services Group, Inc. (a)	35,247	1,012,646
ArcBest Corp.	25,120	1,767,694
Atlas Air Worldwide Holdings, Inc. (a)	58,818	3,629,659
Daseke, Inc. (a)	37,633	240,475
Dorian LPG Ltd.	37,638	572,098
Eagle Bulk Shipping, Inc.	13,876	719,887
Forward Air Corp.	12,479	1,147,569
Genco Shipping & Trading Ltd.	43,527	840,942
Hub Group, Inc., Class A (a)	19,322	1,370,703
International Seaways, Inc.	45,437	963,264
Marten Transport Ltd.	41,258	693,959
Matson, Inc.	28,407	2,070,302
PAM Transportation Services, Inc. (a)	3,249	88,990
Pangaea Logistics Solutions Ltd.	17,621	89,515
Ryder System, Inc.	54,403	3,865,877
Schneider National, Inc., Class B	84,655	1,894,579
USA Truck, Inc. (a)	7,421	233,168
		$21,201,327

Trucking & Leasing — 0.29%
GATX Corp.	19,210	1,808,814

Water — 0.55%
American States Water Co.	26,279	2,142,001
Artesian Resources Corp., Class A	3,778	185,764
SJW Group	17,190	1,072,828
		$3,400,593
TOTAL COMMON STOCKS		$613,891,568

See accompanying notes.

Schedule of Investments
Principal U.S. Small-Cap Multi-Factor ETF
June 30, 2022

INVESTMENT COMPANIES — 1.19%	Shares Held	Value
Money Market Funds — 1.19%
Principal Government Money Market Fund — Institutional Class 1.10% (c),(d),(e)	5,359,834	$5,359,834
State Street Institutional U.S. Government Money Market Fund — Institutional
Class 0.33% (e)	1,962,084	1,962,084
TOTAL INVESTMENT COMPANIES		$7,321,918

Total Investments	$621,213,486
Other Assets and Liabilities — (0.80)%	(4,948,968)
Total Net Assets — 100.00%	$616,264,518

(a)	Non-income producing security.
(b)	Security or a portion of the security was on loan. At the end of the period, the value of these securities totaled $4,956,563 or 0.80% of net assets.
(c)	Affiliated Security. Security is either an affiliate (and registered under the Investment Company Act of 1940) or an affiliate as defined by the Investment Company Act of 1940 (controls 5.00% or more of the outstanding voting shares of the security).
Please see Affiliated Securities sub-schedule for transactional information.
(d)	Security or a portion of the security was received as collateral for securities lending. At the end of the period, the value of these securities totaled $5,359,834 or 0.87% of net assets.
(e)	Current yield shown is as of period end.

Portfolio Summary (unaudited)
Sector		Percent
Financial		24.41%
Consumer, Non-cyclical		23.40%
Consumer, Cyclical		12.96%
Industrial		12.58%
Technology		10.42%
Energy		5.92%
Communications		4.18%
Utilities		3.17%
Basic Materials		2.57%
Money Market Funds		1.19%
Other Assets and Liabilities		(0.80)%
TOTAL NET ASSETS		100.00%

	June 30, 2021	Purchases	Sales	June 30, 2022
Affiliated Securities	Value	Cost	Proceeds	Value
Principal Government Money
Market Fund — Institutional Class
1.10%	$16,551,960	$162,217,034	$173,409,160	$5,359,834
	$16,551,960	$162,217,034	$173,409,160	$5,359,834

			Realized Gain
		Realized	from	Change in
		Gain/(Loss) on	Capital Gain	Unrealized
	Income (f)	Investments	Distributions	Gain/(Loss)
Principal Government Money
Market Fund — Institutional Class
1.10%	$—	$—	$—	$—
	$—	$—	$—	$—

(f) Amount excludes earnings from securities lending collateral.

See accompanying notes.

	Schedule of Investments
	Principal Value ETF
	June 30, 2022

COMMON STOCKS — 99.51%		Shares Held	Value
Advertising — 1.03%
Omnicom Group, Inc.		35,021	$2,227,686
Aerospace & Defense — 2.82%
Northrop Grumman Corp.		5,826	2,788,149
Raytheon Technologies Corp.		34,248	3,291,575
			$6,079,724

Agriculture — 3.76%
Altria Group, Inc.		59,736	2,495,173
Archer-Daniels-Midland Co.		31,199	2,421,042
Philip Morris International, Inc.		32,402	3,199,373
			$8,115,588

Auto Parts & Equipment — 1.00%
BorgWarner, Inc.		64,612	2,156,102
Banks — 7.51%
Bank of America Corp.		115,370	3,591,468
M&T Bank Corp.		14,268	2,274,177
Northern Trust Corp.		24,534	2,367,040
PNC Financial Services Group, Inc.		16,774	2,646,434
Wells Fargo & Co.		82,079	3,215,035
Zions Bancorp NA		41,607	2,117,796
			$16,211,950

Beverages — 4.05%
Coca-Cola Co.		62,427	3,927,283
Constellation Brands, Inc., Class A		10,537	2,455,753
Molson Coors Beverage Co., Class B		43,377	2,364,480
			$8,747,516

Biotechnology — 2.58%
Amgen, Inc.		12,954	3,151,708
Corteva, Inc.		44,746	2,422,549
			$5,574,257

Chemicals — 3.12%
CF Industries Holdings, Inc.		25,841	2,215,349
Eastman Chemical Co.		25,060	2,249,636
FMC Corp.		21,256	2,274,605
			$6,739,590

Computers — 7.70%
Accenture PLC, Class A		12,068	3,350,680
Apple, Inc.		57,069	7,802,474
International Business Machines Corp.		21,966	3,101,379
Leidos Holdings, Inc.		23,477	2,364,369
			$16,618,902

Construction Materials — 1.10%
Johnson Controls International PLC		49,636	2,376,572
Diversified Financial Services — 4.28%
American Express Co.		19,051	2,640,850
Franklin Resources, Inc.		92,889	2,165,243
Invesco Ltd.		133,885	2,159,565
Raymond James Financial, Inc.		25,550	2,284,425
			$9,250,083

See accompanying notes.

	Schedule of Investments
	Principal Value ETF
	June 30, 2022

COMMON STOCKS (continued)		Shares Held	Value
Electronics — 1.34%
Honeywell International, Inc.		16,590	$2,883,508
Food — 5.80%
Conagra Brands, Inc.		70,845	2,425,733
General Mills, Inc.		36,488	2,753,020
Hershey Co.		11,270	2,424,853
J M Smucker Co.		18,082	2,314,677
Sysco Corp.		30,682	2,599,072
			$12,517,355

Household Products/Wares — 1.20%
Clorox Co.		18,317	2,582,331
Insurance — 4.61%
Arthur J Gallagher & Co.		15,745	2,567,065
Assurant, Inc.		12,871	2,224,752
Cincinnati Financial Corp.		19,617	2,334,031
Marsh & McLennan Cos., Inc.		18,272	2,836,728
			$9,962,576

Machinery — Construction & Mining — 1.23%
Caterpillar, Inc.		14,810	2,647,436
Machinery — Diversified — 3.37%
Deere & Co.		8,553	2,561,367
Dover Corp.		19,049	2,311,025
Otis Worldwide Corp.		34,108	2,410,412
			$7,282,804

Media — 1.02%
Fox Corp., Class A		68,266	2,195,434
Oil & Gas — 3.96%
Chevron Corp.		27,515	3,983,622
Hess Corp.		22,476	2,381,107
Phillips 66		26,584	2,179,622
			$8,544,351

Oil & Gas Services — 1.12%
Schlumberger NV		67,324	2,407,506
Packaging & Containers — 3.14%
Amcor PLC		191,170	2,376,243
Packaging Corp. of America		15,820	2,175,250
Sealed Air Corp.		38,710	2,234,341
			$6,785,834

Pharmaceuticals — 9.35%
AmerisourceBergen Corp.		16,091	2,276,555
Becton Dickinson and Co.		11,048	2,723,663
Cardinal Health, Inc.		43,698	2,284,094
CVS Health Corp.		33,092	3,066,305
Johnson & Johnson		30,482	5,410,860
Organon & Co.		65,658	2,215,958
Viatris, Inc.		210,926	2,208,395
			$20,185,830

Pipelines — 1.15%
Williams Cos., Inc.		79,495	2,481,039

See accompanying notes.

Schedule of Investments
Principal Value ETF
June 30, 2022

COMMON STOCKS (continued)	Shares Held	Value
REITs — 8.77%
Essex Property Trust, Inc.	8,719	$2,280,106
Kimco Realty Corp.	116,145	2,296,187
Public Storage	8,224	2,571,398
Realty Income Corp.	36,501	2,491,558
Regency Centers Corp.	37,849	2,244,824
Simon Property Group, Inc.	24,373	2,313,485
Ventas, Inc.	45,994	2,365,471
VICI Properties, Inc.	79,300	2,362,347
		$18,925,376

Retail — 4.74%
Genuine Parts Co.	17,629	2,344,657
McDonald's Corp.	14,215	3,509,399
Ross Stores, Inc.	30,748	2,159,432
Walgreens Boots Alliance, Inc.	58,767	2,227,269
		$10,240,757

Semiconductors — 1.46%
Texas Instruments, Inc.	20,543	3,156,432
Shipbuilding — 1.09%
Huntington Ingalls Industries, Inc.	10,839	2,360,951
Software — 4.08%
Jack Henry & Associates, Inc.	12,816	2,307,136
Microsoft Corp.	25,315	6,501,652
		$8,808,788

Telecommunications — 2.09%
Corning, Inc.	71,557	2,254,761
Juniper Networks, Inc.	78,961	2,250,388
		$4,505,149

Toys, Games & Hobbies — 1.04%
Hasbro, Inc.	27,353	2,239,664
TOTAL COMMON STOCKS		$214,811,091
INVESTMENT COMPANIES — 0.33%	Shares Held	Value
Money Market Fund — 0.33%
State Street Institutional U.S. Government Money Market Fund — Institutional
Class 0.33% (a)	725,587	$725,587
TOTAL INVESTMENT COMPANIES		$725,587

Total Investments	$215,536,678
Other Assets and Liabilities — 0.16%	338,579
Total Net Assets — 100.00%	$215,875,257
(a) Current yield shown is as of period end.

See accompanying notes.

	Schedule of Investments
	Principal Value ETF
		June 30, 2022

Portfolio Summary (unaudited)
Sector		Percent
Consumer, Non-cyclical		26.74%
Financial		25.18%
Industrial		14.09%
Technology		13.24%
Consumer, Cyclical		6.78%
Energy		6.22%
Communications		4.14%
Basic Materials		3.12%
Money Market Fund		0.33%
Other Assets and Liabilities		0.16%
TOTAL NET ASSETS		100.00%

	June 30, 2021	Purchases	Sales	June 30, 2022
Affiliated Securities	Value	Cost	Proceeds	Value
Principal Government Money
Market Fund — Institutional Class
1.10%	$—	$18,605,741	$18,605,741	$—
	$—	$18,605,741	$18,605,741	$—

			Realized Gain
		Realized	from	Change in
		Gain/(Loss) on	Capital Gain	Unrealized
	Income (a)	Investments	Distributions	Gain/(Loss)
Principal Government Money
Market Fund — Institutional Class
1.10%	$—	$—	$—	$—
	$—	$—	$—	$—

(a) Amount excludes earnings from securities lending collateral.

See accompanying notes.

	Financial Highlights
	Principal Exchange-Traded Funds

Principal Active High Yield ETF (a)
For a share outstanding:
	Year ended	Year ended		Year ended		Year ended		Year ended
	June 30, 2022	June 30, 2021		June 30, 2020		June 30, 2019		June 30, 2018

Net asset value, beginning of year (b)	$20.85	$18.07		$19.96		$20.14		$20.66

Investment Operations:
Net investment income (loss) (c)	0.90	0.77	(b)	0.94	(b)	0.96	(b)	0.89	(b)
Net realized and change in unrealized gain (loss)	(2.90)	2.82	(b)	(1.86	) (b)	(0.01	) (b)	(0.25	) (b)
Total from investment operations	(2.00)	3.59	(b)	(0.92	) (b)	0.95	(b)	0.64	(b)

Dividends to Shareholders from:
Net investment income	(1.14)	(0.81	) (b)	(0.97	) (b)	(0.96	) (b)	(0.94	) (b)
Net realized gains	—	— (b)		— (b)		(0.17	) (b)	(0.22	) (b)
Total dividends to stockholders	(1.14)	(0.81	) (b)	(0.97	) (b)	(1.13	) (b)	(1.16	) (b)

Net asset value, end of year	$17.71	$20.85	(b)	$18.07	(b)	$19.96	(b)	$20.14	(b)
Total return	(10.65)%		20.25%		(4.78)%	4.95%		3.10%

Ratios/Supplemental Data:
Net assets, end of year (000s)	$218,775	$232,443		$270,096		$216,519		$292,967
Ratio of expenses to average net assets	0.41%		0.49%		0.49%	0.61%		0.65	% (d)
Ratio of gross expenses to average net assets	—% (e)	—% (e)		—% (e)		—% (e)		0.68%
Ratio of net investment income (loss) to average
net assets	4.46%		3.90%		4.89%	4.84%		4.34%
Portfolio turnover rate (f)	110.5%		19.5%		10.6%	17.9%		11.0%

(a)	Effective September 1, 2021, Principal Active Income ETF changed its name to Principal Active High Yield ETF.
(b)	Reflects a 2 to 1 stock split effective after the close of trading on August 30, 2021, see Notes to Financial Statements.
(c)	Calculated on average shares outstanding during the year.
(d)	Includes reimbursement from Advisor.
(e)	Ratio is not applicable as there was no waiver during the year.
(f)	Portfolio turnover rate excludes in-kind transactions.

See accompanying notes.

		Financial Highlights
	Principal Exchange-Traded Funds

Principal Healthcare Innovators ETF (a)
For a share outstanding:
	Year ended	Year ended	Year ended	Year ended	Year ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018

Net asset value, beginning of year	$60.76	$44.34	$34.37	$34.74	$28.56

Investment Operations:
Net investment income (loss) (b)	(0.14)	(0.15)	(0.10)	(0.13)	(0.12)
Net realized and change in unrealized gain (loss)	(27.88)	16.79	10.07	(0.24)	6.35
Total from investment operations	(28.02)	16.64	9.97	(0.37)	6.23

Dividends to Shareholders from:
Net investment income	(0.45)	—	—	—	—
Net realized gains	—	(0.22)	—	—	(0.05)
Total dividends to stockholders	(0.45)	(0.22)	—	—	(0.05)

Net asset value, end of year	$32.29	$60.76	$44.34	$34.37	$34.74
Total return	(46.36)%	37.51%	29.01%	(1.05)%	21.83%

Ratios/Supplemental Data:
Net assets, end of year (000s)	$53,275	$176,197	$95,338	$56,713	$52,104
Ratio of expenses to average net assets	0.42%	0.42%	0.42%	0.42%	0.42%
Ratio of net investment income (loss) to average
net assets	(0.29)%	(0.27)%	(0.29)%	(0.39)%	(0.38)%
Portfolio turnover rate (c)	46.2%	45.8%	36.1%	34.5%	33.6%

(a)	Effective October 29, 2021, Principal Healthcare Innovators Index ETF changed its name to Principal Healthcare Innovators ETF.
(b)	Calculated on average shares outstanding during the year.
(c)	Portfolio turnover rate excludes in-kind transactions.

  See accompanying notes.

		Financial Highlights
	Principal Exchange-Traded Funds

Principal International Adaptive Multi-Factor ETF
For a share outstanding:
	Year ended	Period ended
	June 30, 2022	June 30, 2021 (a)

Net asset value, beginning of period	$24.80	$25.00

Investment Operations:
Net investment income (loss) (b)	0.59	0.07
Net realized and change in unrealized gain (loss)	(4.42)	(0.27)
Total from investment operations	(3.83)	(0.20)

Dividends to Shareholders from:
Net investment income	(0.68)	—
Total dividends to stockholders	(0.68)	—

Net asset value, end of period	$20.29	$24.80
Total return	(15.82)%	(0.80	)% (c)

Ratios/Supplemental Data:
Net assets, end of period (000s)	$14,201	$47,118
Ratio of expenses to average net assets	0.24%	0.24	% (d)
Ratio of net investment income (loss) to average
net assets	2.41%	2.76	% (d)
Portfolio turnover rate (e)	111.9%	1.5%

(a)	Period from May 26, 2021, date operations commenced, through June 30, 2021.
(b)	Calculated on average shares outstanding during the period.
(c)	Total return amounts have not been annualized.
(d)	Computed on an annualized basis.
(e)	Portfolio turnover rate excludes in-kind transactions.

  See accompanying notes.

		Financial Highlights
	Principal Exchange-Traded Funds

Principal Investment Grade Corporate Active ETF
For a share outstanding:
	Year ended	Year ended	Year ended	Year ended	Period ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018 (a)

Net asset value, beginning of period	$26.74	$26.67	$26.20	$24.59	$25.00

Investment Operations:
Net investment income (loss) (b)	0.65	0.62	0.88	0.95	0.19
Net realized and change in unrealized gain (loss)	(4.68)	0.69	1.39	1.66	(0.52)
Total from investment operations	(4.03)	1.31	2.27	2.61	(0.33)

Dividends to Shareholders from:
Net investment income	(0.80)	(0.79)	(0.95)	(0.98)	(0.08)
Net realized gains	(0.07)	(0.45)	(0.85)	(0.02)	—
Total dividends to stockholders	(0.87)	(1.24)	(1.80)	(1.00)	(0.08)

Net asset value, end of period	$21.84	$26.74	$26.67	$26.20	$24.59
Total return	(15.47)%	4.90%	8.98%	10.95%	(1.32	)% (c)

Ratios/Supplemental Data:
Net assets, end of period (000s)	$369,026	$481,271	$110,693	$120,540	$228,710
Ratio of expenses to average net assets	0.19%	0.25%	0.26%	0.26%	0.26	% (d)
Ratio of net investment income (loss) to average
net assets	2.58%	2.30%	3.37%	3.86%	3.83	% (d)
Portfolio turnover rate (e)	46.9%	67.8%	73.3%	92.8%	47.8	% (d)

(a)	Period from April 18, 2018, date operations commenced, through June 30, 2018.
(b)	Calculated on average shares outstanding during the period.
(c)	Total return amounts have not been annualized.
(d)	Computed on an annualized basis.
(e)	Portfolio turnover rate excludes in-kind transactions.

  See accompanying notes.

	Financial Highlights
	Principal Exchange-Traded Funds

Principal Millennials ETF (a)
For a share outstanding:
	Year ended	Year ended	Year ended	Year ended	Year ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018

Net asset value, beginning of year	$66.53	$42.85	$38.24	$36.76	$28.92

Investment Operations:
Net investment income (loss) (b)	2.18	0.27	0.34	0.17	0.23
Net realized and change in unrealized gain (loss)	(27.57)	23.81	4.59	1.54	7.91
Total from investment operations	(25.39)	24.08	4.93	1.71	8.14

Dividends to Shareholders from:
Net investment income	(1.79)	(0.40)	(0.32)	(0.23)	(0.23)
Net realized gains	—	—	—	—	(0.07)
Total dividends to stockholders	(1.79)	(0.40)	(0.32)	(0.23)	(0.30)

Net asset value, end of year	$39.35	$66.53	$42.85	$38.24	$36.76
Total return	(38.99)%	56.45%	12.96%	4.70%	28.31%

Ratios/Supplemental Data:
Net assets, end of year (000s)	$23,607	$126,399	$25,708	$21,031	$20,217
Ratio of expenses to average net assets	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets excluding
interest expense	—% (c)	—% (c)	—% (c)	—% (c)	0.45%
Ratio of net investment income (loss) to average
net assets	3.78%	0.46%	0.88%	0.47%	0.66%
Portfolio turnover rate (d)	28.4%	55.7%	47.4%	32.9%	35.6%

(a)	Effective October 29, 2021, Principal Millennials Index ETF changed its name to Principal Millennials ETF.
(b)	Calculated on average shares outstanding during the year.
(c)	Ratio is not applicable as there was no interest expense in the year.
(d)	Portfolio turnover rate excludes in-kind transactions.

See accompanying notes.

	Financial Highlights
	Principal Exchange-Traded Funds

Principal Quality ETF
For a share outstanding:
	Year ended	Year ended	Year ended		Year ended		Year ended
	June 30, 2022	June 30, 2021	June 30, 2020		June 30, 2019		June 30, 2018

Net asset value, beginning of year	$53.17	$39.89	$37.79		$33.32		$29.03

Investment Operations:
Net investment income (loss) (a)	0.61	0.57	0.51		0.46		0.39
Net realized and change in unrealized gain (loss)	(5.36)	13.22	1.00		4.48		4.20
Net realized gain due from reimbursement from
Advisor	—	—	1.13	(b)	—		—
Total from investment operations	(4.75)	13.79	2.64		4.94		4.59

Dividends to Shareholders from:
Net investment income	(0.54)	(0.51)	(0.54)		(0.47)		(0.27)
Net realized gains	—	—	—		—		(0.03)
Total dividends to stockholders	(0.54)	(0.51)	(0.54)		(0.47)		(0.30)

Net asset value, end of year	$47.88	$53.17	$39.89		$37.79		$33.32
Total return	(9.07)%	34.83%	7.05	% (b)	15.03%		15.89%

Ratios/Supplemental Data:
Net assets, end of year (000s)	$45,489	$58,486	$17,951		$20,786		$21,655
Ratio of expenses to average net assets	0.15%	0.15%	0.29	% (c)	0.29	% (c)	0.29	% (c)
Ratio of gross expenses to average net assets	—% (d)	—% (d)	0.34%		0.40%		0.40%
Ratio of net investment income (loss) to average
net assets	1.11%	1.22%	1.32%		1.32%		1.22%
Portfolio turnover rate (e)	96.0%	45.1%	103.7%		40.4%		63.5%

(a) Calculated on average shares outstanding during the year.

(b) During 2020, the Fund experienced a significant one-time gain as the result of a payment by the Advisor due to an operational error by a third party. If such payment had not been recognized, the total return amounts expressed herein would have been lower by 3.04%.

 (c) Includes reimbursement from Advisor.

(d) Ratio is not applicable as there was no waiver during the year.

(e) Portfolio turnover rate excludes in-kind transactions.

  See accompanying notes.

Financial Highlights
Principal Exchange-Traded Funds

Principal Real Estate Active Opportunities ETF
For a share outstanding:
Period ended
June 30, 2022 (a)

Net asset value, beginning of period	$25.00

Investment Operations:
Net investment income (loss) (b)	0.10
Net realized and change in unrealized gain (loss)	(0.60)
Total from investment operations	(0.50)

Net asset value, end of period	$24.50
Total return (c)	(2.01)%

Ratios/Supplemental Data:
Net assets, end of period (000s)	$5,390
Ratio of expenses to average net assets (d)	0.65%
Ratio of net investment income (loss) to average
net assets (d)	3.51%
Portfolio turnover rate (e)	16.2%

(a)	Period from May 18, 2022, date operations commenced, through June 30, 2022.
(b)	Calculated on average shares outstanding during the period.
(c)	Total return amounts have not been annualized.
(d)	Computed on an annualized basis.
(e)	Portfolio turnover rate excludes in-kind transactions.

See accompanying notes.

		Financial Highlights
	Principal Exchange-Traded Funds

Principal Spectrum Preferred Securities Active ETF
For a share outstanding:
	Year ended	Year ended		Year ended			Year ended		Period ended
	June 30, 2022	June 30, 2021	June 30, 2020				June 30, 2019		June 30, 2018 (a)

Net asset value, beginning of period	$20.64	$19.31 (b)		$19.36	(b)		$18.89	(b)	$20.00	(b)

Investment Operations:
Net investment income (loss) (c)	0.64	0.70		0.80	(b)		0.68	(b)	0.94	(b)
Net realized and change in unrealized gain (loss)	(3.27)	1.86		0.08	(b)		0.77	(b)	(1.18	) (b)
Total from investment operations	(2.63)	2.56		0.88	(b)		1.45	(b)	(0.24	) (b)

Dividends to Shareholders from:
Net investment income	(0.81)	(1.23)		(0.93	) (b)		(0.98	) (b)	(0.87	) (b)
Net realized gains	—	—	—	(b)		—	(b)		(0.00) (b),(d)
Total dividends to stockholders	(0.81)	(1.23)		(0.93	) (b)		(0.98	) (b)	(0.87	) (b)

Net asset value, end of period	$17.20	$20.64		$19.31	(b)		$19.36	(b)	$18.89	(b)
Total return	(13.15)%	11.58%		4.60%			7.99%		(1.28	)% (e)

Ratios/Supplemental Data:
Net assets, end of period (000s)	$344,957	$363,333		$139,995			$67,750		$51,949
Ratio of expenses to average net assets	0.55%	0.55%		0.55%			0.55%		0.55	% (f)
Ratio of net investment income (loss) to average
net assets	3.24%	3.43%		4.10%			3.65%		4.93	% (f)
Portfolio turnover rate (g)	9.2%	12.6%		41.9%			27.6%		41.0	% (f)

(a)	Period from July 7, 2017, date operations commenced, through June 30, 2018.
(b)	Reflects a 5 to 1 stock split effective after the close of trading on July 22, 2020, see Notes to Financial Statements.
(c)	Calculated on average shares outstanding during the period.
(d)	Reflects an amount rounding to less than one cent.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Portfolio turnover rate excludes in-kind transactions.

See accompanying notes.

		Financial Highlights
	Principal Exchange-Traded Funds

Principal Spectrum Tax-Advantaged Dividend Active ETF
For a share outstanding:
	Year ended	Year ended	Period ended
	June 30, 2022	June 30, 2021	June 30, 2020 (a)

Net asset value, beginning of period	$21.57	$19.95	$20.00

Investment Operations:
Net investment income (loss) (b)	0.84	0.88	0.03
Net realized and change in unrealized gain (loss)	(2.98)	1.76	(0.08)
Total from investment operations	(2.14)	2.64	(0.05)

Dividends to Shareholders from:
Net investment income	(1.00)	(0.98)	—
Net realized gains	(0.09)	(0.04)	—
Total dividends to stockholders	(1.09)	(1.02)	—

Net asset value, end of period	$18.34	$21.57	$19.95
Total return	(10.38)%	13.42%	(0.26	)% (c)

Ratios/Supplemental Data:
Net assets, end of period (000s)	$21,088	$22,647	$19,948
Ratio of expenses to average net assets	0.60%	0.60%	0.60	% (d)
Ratio of net investment income (loss) to average
net assets	4.09%	4.15%	4.35	% (d)
Portfolio turnover rate (e)	6.7%	15.5%	6.3%

(a)	Period from June 16, 2020, date operations commenced, through June 30, 2020.
(b)	Calculated on average shares outstanding during the period.
(c)	Total return amounts have not been annualized.
(d)	Computed on an annualized basis.
(e)	Portfolio turnover rate excludes in-kind transactions.

See accompanying notes.

		Financial Highlights
	Principal Exchange-Traded Funds

Principal Ultra-Short Active Income ETF
For a share outstanding:
	Year ended	Year ended	Year ended	Period ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019 (a)

Net asset value, beginning of period	$24.73	$25.02	$25.09	$25.00

Investment Operations:
Net investment income (loss) (b)	0.14	0.18	0.55	0.12
Net realized and change in unrealized gain (loss)	(0.48)	(0.04)	0.07	0.04
Total from investment operations	(0.34)	0.14	0.62	0.16

Dividends to Shareholders from:
Net investment income	(0.28)	(0.43)	(0.69)	(0.07)
Total dividends to stockholders	(0.28)	(0.43)	(0.69)	(0.07)

Net asset value, end of period	$24.11	$24.73	$25.02	$25.09
Total return	(1.40)%	0.57%	2.54%	0.62	% (c)

Ratios/Supplemental Data:
Net assets, end of period (000s)	$8,439	$8,657	$12,509	$12,543
Ratio of expenses to average net assets	0.18%	0.18%	0.18%	0.18	% (d)
Ratio of net investment income (loss) to average
net assets	0.56%	0.72%	2.19%	2.51	% (d)
Portfolio turnover rate (e)	61.3%	88.1%	32.7%	0.0	% (d)

(a)	Period from April 24, 2019, date operations commenced, through June 30, 2019.
(b)	Calculated on average shares outstanding during the period.
(c)	Total return amounts have not been annualized.
(d)	Computed on an annualized basis.
(e)	Portfolio turnover rate excludes in-kind transactions.

See accompanying notes.

		Financial Highlights
	Principal Exchange-Traded Funds

Principal U.S. Large-Cap Adaptive Multi-Factor ETF
For a share outstanding:
	Year ended	Period ended
	June 30, 2022	June 30, 2021 (a)

Net asset value, beginning of period	$25.95	$25.00

Investment Operations:
Net investment income (loss) (b)	0.32	0.03
Net realized and change in unrealized gain (loss)	(2.85)	0.92
Total from investment operations	(2.53)	0.95

Dividends to Shareholders from:
Net investment income	(0.24)	—
Total dividends to stockholders	(0.24)	—

Net asset value, end of period	$23.18	$25.95
Total return	(9.89)%	3.80	% (c)

Ratios/Supplemental Data:
Net assets, end of period (000s)	$12,750	$29,842
Ratio of expenses to average net assets	0.15%	0.15	% (d)
Ratio of net investment income (loss) to average
net assets	1.19%	0.99	% (d)
Portfolio turnover rate (e)	106.6%	0.4%

(a)	Period from May 19, 2021, date operations commenced, through June 30, 2021.
(b)	Calculated on average shares outstanding during the period.
(c)	Total return amounts have not been annualized.
(d)	Computed on an annualized basis.
(e)	Portfolio turnover rate excludes in-kind transactions.

  See accompanying notes.

		Financial Highlights
	Principal Exchange-Traded Funds

Principal U.S. Mega-Cap ETF
For a share outstanding:
	Year ended	Year ended	Year ended	Year ended	Period ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018 (a)

Net asset value, beginning of period	$39.68	$30.04	$29.07	$26.02	$25.00

Investment Operations:
Net investment income (loss) (b)	0.68	0.59	0.60	0.63	0.38
Net realized and change in unrealized gain (loss)	(3.05)	9.60	1.00	3.04	0.80
Total from investment operations	(2.37)	10.19	1.60	3.67	1.18

Dividends to Shareholders from:
Net investment income	(0.70)	(0.55)	(0.63)	(0.62)	(0.16)
Total dividends to stockholders	(0.70)	(0.55)	(0.63)	(0.62)	(0.16)

Net asset value, end of period	$36.61	$39.68	$30.04	$29.07	$26.02
Total return	(6.18)%	34.25%	5.62%	14.32%	4.73	% (c)

Ratios/Supplemental Data:
Net assets, end of period (000s)	$1,367,427	$1,958,064	$1,505,046	$1,618,941	$1,666,525
Ratio of expenses to average net assets (d)	0.12%	0.12%	0.12%	0.12%	0.12	% (e)
Ratio of gross expenses to average net assets	0.15%	0.15%	0.15%	0.15%	0.15	% (e)
Ratio of net investment income (loss) to average
net assets	1.65%	1.67%	2.05%	2.30%	2.02	% (e)
Portfolio turnover rate (f)	41.1%	42.9%	42.9%	27.0%	39.8	% (e)

(a)	Period from October 11, 2017, date operations commenced, through June 30, 2018.
(b)	Calculated on average shares outstanding during the period.
(c)	Total return amounts have not been annualized.
(d)	Includes reimbursement from Advisor.
(e)	Computed on an annualized basis.
(f)	Portfolio turnover rate excludes in-kind transactions.

See accompanying notes.

		Financial Highlights
	Principal Exchange-Traded Funds

Principal U.S. Small-Cap Adaptive Multi-Factor ETF
For a share outstanding:
	Year ended	Period ended
	June 30, 2022	June 30, 2021 (a)

Net asset value, beginning of period	$25.61	$25.00

Investment Operations:
Net investment income (loss) (b)	0.39	0.03
Net realized and change in unrealized gain (loss)	(3.71)	0.58
Total from investment operations	(3.32)	0.61

Dividends to Shareholders from:
Net investment income	(0.31)	—
Net realized gains	(0.13)	—
Total dividends to stockholders	(0.44)	—

Net asset value, end of period	$21.85	$25.61
Total return	(13.25)%	2.44	% (c)

Ratios/Supplemental Data:
Net assets, end of period (000s)	$5,463	$6,403
Ratio of expenses to average net assets	0.19%	0.19	% (d)
Ratio of net investment income (loss) to average
net assets	1.55%	0.96	% (d)
Portfolio turnover rate (e)	128.4%	0.2%

(a)	Period from May 19, 2021, date operations commenced, through June 30, 2021.
(b)	Calculated on average shares outstanding during the period.
(c)	Total return amounts have not been annualized.
(d)	Computed on an annualized basis.
(e)	Portfolio turnover rate excludes in-kind transactions.

See accompanying notes.

		Financial Highlights
	Principal Exchange-Traded Funds

Principal U.S. Small-Cap Multi-Factor ETF
For a share outstanding:
	Year ended	Year ended	Year ended	Year ended	Year ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018

Net asset value, beginning of year	$46.92	$27.36	$31.43	$33.45	$28.84

Investment Operations:
Net investment income (loss) (a)	0.62	0.54	0.45	0.40	0.29
Net realized and change in unrealized gain (loss)	(8.90)	19.51	(4.11)	(2.03)	4.64
Total from investment operations	(8.28)	20.05	(3.66)	(1.63)	4.93

Dividends to Shareholders from:
Net investment income	(0.60)	(0.49)	(0.41)	(0.39)	(0.30)
Net realized gains	—	—	—	—	(0.02)
Total dividends to stockholders	(0.60)	(0.49)	(0.41)	(0.39)	(0.32)

Net asset value, end of year	$38.04	$46.92	$27.36	$31.43	$33.45
Total return	(17.88)%	74.05%	(11.71)%	(4.84)%	17.14%

Ratios/Supplemental Data:
Net assets, end of year (000s)	$616,265	$1,628,003	$328,305	$355,200	$351,176
Ratio of expenses to average net assets	0.38%	0.38%	0.38%	0.38%	0.38%
Ratio of net investment income (loss) to average
net assets	1.37%	1.39%	1.54%	1.27%	0.94%
Portfolio turnover rate (b)	70.6%	93.1%	80.4%	81.9%	76.3%

(a)	Calculated on average shares outstanding during the year.
(b)	Portfolio turnover rate excludes in-kind transactions.

See accompanying notes.

	Financial Highlights
	Principal Exchange-Traded Funds

Principal Value ETF
For a share outstanding:
	Year ended	Year ended	Year ended		Year ended		Year ended
	June 30, 2022	June 30, 2021	June 30, 2020		June 30, 2019		June 30, 2018

Net asset value, beginning of year	$42.38	$27.75	$31.99		$32.49		$29.16

Investment Operations:
Net investment income (loss) (a)	1.63	1.16	0.87		0.71		0.61
Net realized and change in unrealized gain (loss)	(3.89)	14.52	(4.36)		(0.51)		3.21
Total from investment operations	(2.26)	15.68	(3.49)		0.20		3.82

Dividends to Shareholders from:
Net investment income	(1.22)	(1.05)	(0.75)		(0.70)		(0.47)
Net realized gains	—	—	—		—		(0.02)
Total dividends to stockholders	(1.22)	(1.05)	(0.75)		(0.70)		(0.49)

Net asset value, end of year	$38.90	$42.38	$27.75		$31.99		$32.49
Total return	(5.58)%	57.97%	(11.09)%		0.68%		13.17%

Ratios/Supplemental Data:
Net assets, end of year (000s)	$215,875	$44,498	$31,907		$14,395		$14,622
Ratio of expenses to average net assets	0.15%	0.15%	0.29	% (b)	0.29	% (b)	0.29	% (b)
Ratio of gross expenses to average net assets	—% (c)	—% (c)	0.32%		0.40%		0.40%
Ratio of net investment income (loss) to average
net assets	3.83%	3.31%	2.95%		2.26%		1.90%
Portfolio turnover rate (d)	298.2%	44.8%	47.6%		49.2%		55.5%

(a)	Calculated on average shares outstanding during the year.
(b)	Includes reimbursement from Advisor.
(c)	Ratio is not applicable as there was no waiver during the year.
(d)	Portfolio turnover rate excludes in-kind transactions.

See accompanying notes.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Principal Exchange-Traded Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Principal Exchange-Traded Funds (the “Trust”) (comprising Principal Active High Yield ETF (formerly Principal Active Income ETF), Principal Healthcare Innovators ETF (formerly Principal Healthcare Innovators ETF), Principal International Adaptive Multi-Factor ETF, Principal Investment Grade Corporate Active ETF, Principal Millennials ETF (formerly Principal Millennials Index ETF), Principal Quality ETF , Principal Real Estate Active Opportunities ETF, Principal Spectrum Preferred Securities Active ETF, Principal Spectrum Tax-Advantaged Dividend Active ETF, Principal Ultra-Short Active Income ETF, Principal U.S. Large-Cap Adaptive Multi-Factor ETF, Principal U.S. Mega-Cap ETF, Principal U.S. Small-Cap Adaptive Multi-Factor ETF (formerly Principal U.S. Small-Cap Adaptive Multi-Factor ETF), Principal U.S. Small-Cap Multi-Factor ETF, and Principal Value ETF, (collectively referred to as the “Funds”)), including the schedules of investments, as of June 30, 2022, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising the Principal Exchange-Traded Funds at June 30, 2022, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

	Statement of	Statements
Funds comprising the Trust	operations	of changes	Financial highlights
in net assets
Principal Active High Yield ETF	For the year	For each of	For each of the five
Principal Healthcare Innovators ETF	ended June	the two	years in the period
Principal Millennials ETF	30, 2022	years in the	ended June 30, 2022
Principal Quality ETF		period
Principal U.S. Small-Cap Multi-Factor ETF		ended June
Principal Value ETF		30, 2022

Principal Spectrum Preferred Securities	For the year	For each of	For each of the four
Active ETF	ended June	the two	years in the period
	30, 2022	years in the	ended June 30, 2022
		period	and the period from
		ended June	July 7, 2017 (date
		30, 2022	operations commenced)
through June 30, 2018
Principal U.S. Mega-Cap ETF	For the year	For each of	For each of the four
	ended June	the two	years in the period
	30, 2022	years in the	ended June 30, 2022
		period	and the period from
		ended June	October 11, 2017 (date
		30, 2022	operations commenced)
through June 30, 2018

Funds comprising the Trust	Statement of	Statements	Financial highlights
	operations	of changes in
net assets
Principal Investment Grade Corporate	For the year	For each of	For each of the four
Active ETF	ended June	the two years	years in the period
	30, 2022	in the period	ended June 30, 2022
		ended June	and the period from
		30, 2022	April 18, 2018 (date
operations
commenced) through
June 30, 2018
Principal Ultra-Short Active Income ETF	For the year	For each of	For each of the three
	ended June	the two years	years in the period
	30, 2022	in the period	ended June 30, 2022
		ended June	and the period from
		30, 2022	April 24, 2019 (date
operations
commenced) through
June 30, 2019
Principal Spectrum Tax-Advantaged	For the year	For each of	For each of the two
Dividend Active ETF	ended June	the two years	years in the period
	30, 2022	in the period	ended June 30, 2022
		ended June	and the period from
		30, 2022	June 16, 2020 (date
operations
commenced) through
June 30, 2020
Principal U.S. Large-Cap Adaptive Multi-	For the year	For the year ended June 30, 2022 and
Factor ETF	ended June	the period from May 19, 2021 (date
Principal U.S. Small-Cap Adaptive Multi-	30, 2022	operations commenced) through June
Factor ETF		30, 2021
Principal International Adaptive Multi-	For the year	For the year ended June 30, 2022 and
Factor ETF	ended June	the period from May 26, 2021 (date
	30, 2022	operations commenced) through June
30, 2021
Principal Real Estate Active Opportunities	For the period from May 18, 2022 (date operations
ETF	commenced) through June 30, 2022.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian, brokers, or agent banks or by other appropriate auditing procedures where replies from brokers or agent banks were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Principal investment companies since 1969.

Minneapolis, MN

August 22, 2022

Shareholder Expense Example
Principal Exchange-Traded Funds
June 30, 2022 (unaudited)

As a shareholder of Principal Exchange-Traded Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares and (2) ongoing costs, including management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Exchange-Traded Funds and to compare these costs with the ongoing costs of investing in other exchange-traded funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2022 through June 30, 2022, except as noted in the following table.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other fund.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as contingent deferred sales charges, redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different fund. In addition, if these transaction costs were included, your costs would have been higher.

			Annualized		Expenses
			Expense		Paid During
	Beginning	Ending	Ratio		Period
	Account	Account	January 1,		January 1,
	Value	Value	2022	to	2022	to
	January 1,	June 30,	June 30,		June 30,
	2022	2022	2022		2022	(a)
Principal Active High Yield ETF
Actual Fund Return	$1,000	$874.60	0.39%		$1.81
Hypothetical 5% Annual Return	$1,000	$1,022.86	0.39%		$1.96

Principal Healthcare Innovators ETF
Actual Fund Return	$1,000	$681.80	0.42%		$1.75
Hypothetical 5% Annual Return	$1,000	$1,022.71	0.42%		$2.11

Principal International Adaptive Multi-Factor ETF
Actual Fund Return	$1,000	$817.20	0.24%		$1.08
Hypothetical 5% Annual Return	$1,000	$1,023.60	0.24%		$1.20

Shareholder Expense Example
Principal Exchange-Traded Funds
June 30, 2022 (unaudited)

			Annualized	Expenses
			Expense	Paid During
	Beginning	Ending	Ratio	Period
	Account	Account	January 1,	January 1,
	Value	Value	2022 to	2022 to
	January 1,	June 30,	June 30,	June 30,
	2022	2022	2022	2022	(a)
Principal Investment Grade Corporate Active ETF
Actual Fund Return	$1,000	$843.60	0.19%	$0.87
Hypothetical 5% Annual Return	$1,000	$1,023.85	0.19%	$0.95

Principal Millennials ETF
Actual Fund Return	$1,000	$683.40	0.45%	$1.88
Hypothetical 5% Annual Return	$1,000	$1,022.56	0.45%	$2.26

Principal Quality ETF
Actual Fund Return	$1,000	$793.90	0.15%	$0.67
Hypothetical 5% Annual Return	$1,000	$1,024.05	0.15%	$0.75

Principal Real Estate Active Opportunities ETF (b)
Actual Fund Return	$1,000	$979.90	0.65%	$0.76
Hypothetical 5% Annual Return	$1,000	$1,005.12	0.65%	$0.77

Principal Spectrum Preferred Securities Active ETF
Actual Fund Return	$1,000	$867.20	0.55%	$2.55
Hypothetical 5% Annual Return	$1,000	$1,022.07	0.55%	$2.76

Principal Spectrum Tax-Advantaged Dividend Active ETF
Actual Fund Return	$1,000	$895.30	0.60%	$2.82
Hypothetical 5% Annual Return	$1,000	$1,021.82	0.60%	$3.01

Principal Ultra-Short Active Income ETF
Actual Fund Return	$1,000	$988.60	0.18%	$0.89
Hypothetical 5% Annual Return	$1,000	$1,023.90	0.18%	$0.90

Principal U.S. Large-Cap Adaptive Multi-Factor ETF
Actual Fund Return	$1,000	$803.30	0.15%	$0.67
Hypothetical 5% Annual Return	$1,000	$1,024.05	0.15%	$0.75

Principal U.S. Mega-Cap ETF
Actual Fund Return	$1,000	$829.40	0.12%	$0.54
Hypothetical 5% Annual Return	$1,000	$1,024.20	0.12%	$0.60

Principal U.S. Small-Cap Adaptive Multi-Factor ETF
Actual Fund Return	$1,000	$820.60	0.19%	$0.86
Hypothetical 5% Annual Return	$1,000	$1,023.85	0.19%	$0.95

Principal U.S. Small-Cap Multi-Factor ETF
Actual Fund Return	$1,000	$802.80	0.38%	$1.70
Hypothetical 5% Annual Return	$1,000	$1,022.91	0.38%	$1.91

Shareholder Expense Example
Principal Exchange-Traded Funds
June 30, 2022 (unaudited)

			Annualized	Expenses
			Expense	Paid During
	Beginning	Ending	Ratio	Period
	Account	Account	January 1,	January 1,
	Value	Value	2022 to	2022 to
	January 1,	June 30,	June 30,	June 30,
	2022	2022	2022	2022	(a)
Principal Value ETF
Actual Fund Return	$1,000	$879.00	0.15%	$0.70
Hypothetical 5% Annual Return	$1,000	$1,024.05	0.15%	$0.75

(a)			Expenses are equal to a Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365.
(b)	Period from May 18, 2022, date operations commenced, through June 30, 2022.

PRINCIPAL EXCHANGE-TRADED FUNDS
(unaudited)
Notification of Source of Distributions

Pursuant to Rule 19a-1 of the Investment Company Act of 1940

As noted in the table provided below, certain of the Principal Exchange-Traded Funds made distributions for the month of July 2022 for which a portion is estimated to be in excess of the Fund’s current and accumulated net income. As of July 2022, the estimated sources of these distributions were as follows:

	July 2022
Fund	Net Income	Realized Gain	Capital Sources
Principal International Adaptive Multi-Factor ETF	91.65%	0.00%	8.35%
Principal Millennial Global Growth ETF	83.34	0.00	16.66
Principal Real Estate Active Opportunities ETF	93.08	6.92	0.00

The ultimate composition of these distributions may vary from the estimates provided above due to a variety of factors including future income and expenses, and realized gains and losses from the purchase and sale of securities.

Please note that this information is being provided to satisfy certain notice requirements under the Investment Company Act of 1940. Tax reporting information for shareholders of the Funds will not be available until the end of the Funds’ fiscal year.

As a result, shareholders should not use the information provided in this notice for tax reporting purposes.

FUND BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees (the “Board”) has overall responsibility for overseeing the Fund’s operations in accordance with the Investment Act of 1940, as amended (the “1940 Act”), other applicable laws, and the Fund’s charter. Each member of the Board (“Board Member”) serves on the Board of the following investment companies sponsored by Principal Life Insurance Company: Principal Funds, Inc., Principal Variable

Contracts Funds, Inc., Principal Exchange-Traded Funds, and Principal Diversified Select Real Asset Fund which are collectively referred to as the “Fund Complex”. Board Members that are affiliated persons of any investment advisor, the principal distributor, or the principal underwriter of the Fund Complex are considered “interested persons” of the Fund (as defined in the 1940 Act) and are shown below as

“Interested Board Members”. Board Members who are not Interested Board Members are shown below as “Independent Board Members”.

Each Board Member generally serves until the next annual meeting of stockholders or until such Board Member’s earlier death, resignation, or removal. Independent Board Members have a 72-year age limit and, for Independent Board Members elected on or after September 14, 2021, a 72-year age limit or a 15-year term limit, whichever occurs first. The Board may waive the age or term limits in the Board’s discretion. Officers serve at the pleasure of the Board, and each officer has the same position with each investment company in the Fund Complex.

INDEPENDENT BOARD MEMBERS

Name,		Number of Portfolios	Other Directorships
Position Held with the Fund Complex,	Principal Occupation(s)	in Fund Complex	Held by Board Member
Year of Birth	During past 5 years	Overseen by Board Member	During Past 5 Years
Leroy T. Barnes, Jr.	Retired	127	McClatchy Newspapers, Inc.; Frontier
Board Member since 2012			Communications, Inc.; formerly, Herbalife
Member, Audit Committee			Ltd.
1951

Craig Damos	President, C.P. Damos Consulting LLC	127	None
Lead Independent Board Member since 2020
Board Member since 2008
Member, Nominating and Governance
Committee
Member, Operations Committee
Member, Executive Committee
1954

Fritz S. Hirsch	Interim CEO, MAM USA: February 2020 to	127	MAM USA
Board Member since 2005	October 2020
Member, Nominating and Governance
Committee
Chair, 15(c) Committee
1951

Victor Hymes	Founder and Managing Member of Legato Capital	127	Formerly, Montgomery Street Income
Board Member since 2020	Management, LLC		Securities Inc.
Chair, Audit Committee
Member, Nominating and Governance
Committee
1957

Padelford (“Padel”) L. Lattimer	TBA Management Consulting LLC	127	None
Board Member since 2020
Member, Operations Committee
Member, 15(c) Committee
1961

Karen (“Karrie”) McMillan	Founder/Owner, Tyche Consulting LLC	127	None
Board Member since 2014	Formerly, Managing Director, Patomak Global
Chair, Operations Committee	Partners, LLC
Member, 15(c) Committee
1961

Name,		Number of Portfolios	Other Directorships
Position Held with the Fund Complex,	Principal Occupation(s)	in Fund Complex	Held by Board Member
Year of Birth	During past 5 years	Overseen by Board Member	During Past 5 Years
Elizabeth A. Nickels	Retired	127	SpartanNash; Formerly: Charlotte Russe;
Board Member since 2015			Follet Corporation; PetSmart; Spectrum
Member, Audit Committee			Health Systems
Chair, Nominating and Governance Committee
1962

Mary M. (“Meg”) VanDeWeghe	CEO and President, Forte Consulting, Inc.	127	Helmerich & Payne; Formerly: B/E
Board Member since 2018			Aerospace; Brown Advisory; Denbury
Member, Audit Committee			Resources Inc.; Nalco (and its successor
Member, 15(c) Committee			Ecolab); and WP Carey
1959

INTERESTED BOARD MEMBERS

Other
Name,		Number of Portfolios	Directorships
Position Held with the Fund Complex,	Principal Occupation(s)	in Fund Complex	Held by Board Member
Year of Birth	During past 5 years	Overseen by Board Member	During Past 5 Years
Timothy M. Dunbar	President-Principal Global Asset Management	127	None
Chair and Board Member since 2019	(“PGAM”), Principal Global Investors, LLC
Chair, Executive Committee	(“PGI”) (2018-2021)
1957	Director, PGI (2018-2020)
Division President, Principal Financial Services,
Inc. (“PFSI) and Principal Life Insurance Company
(“PLIC”) (2020–2021)
Executive Vice President and Chief Investment
Officer, PFSI and PLIC (2014-2018)
President – PGAM, PFSI and PLIC (2018-2020)
Director, Post Advisory Group, LLC (“Post”) (2018-
2020)
Chair and Executive Vice President, RobustWealth,
Inc. (2018-2020)

Patrick G. Halter	Chair, PGI since 2018	127	None
Board Member since 2017	Chief Executive Officer and President, PGI and
Member, Executive Committee	Principal Real Estate Investors, LLC (“PREI”) since
1959	2018
Chief Operating Officer, PGI (2017-2018)
Director, PGI (2003-2018)
Director, Origin Asset Management LLP (2018-
2019)
President, PGAM, PFSI, and PLIC since 2020
Chief Executive Officer and President, PLIC (2018-
2020)
Chair, Post (2017-2020)
Director, Post since 2017
Chair, “PREI” since 2004
Chief Executive Officer, PREI (2005-2018)
Chair, Spectrum Asset Management, Inc.
(“Spectrum”) since 2017

Correspondence intended for each Board Member who is other than an Interested Board Member may be sent to 655 9th Street, Des Moines,

IA 50392.

FUND COMPLEX OFFICERS

Name,
Position Held with the Fund Complex,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Kamal Bhatia	Director, PGI since 2019
President and Chief Executive Officer	President-Principal Funds, PGI since 2019
Des Moines, IA 50392	Principal Executive Officer, OPC Private Capital
1972	(2017-2019)
Senior Vice President, OppenheimerFunds (2011-
2019)
Director, Principal Funds Distributor, Inc. (“PFD”)
since 2019
Senior Executive Director and Chief Operating
Officer, PFSI and PLIC since 2020
President, Principal Funds, PFSI, and PLIC (2019-
2020)
Director, Post since 2020
Director, PREI since 2020
Chair and Executive Vice President, Principal
Shareholder Services, Inc. (“PSS’) since 2019
Director, Spectrum since 2021

Randy D. Bolin	Vice President/Associate General Counsel, PGI
Assistant Tax Counsel	since 2016
Des Moines, IA 50392	Vice President/Associate General Counsel, PFSI
1961	since 2013
Vice President/Associate General Counsel, PLIC
since 2013

Beth Graff	Director – Fund Accounting, PLIC since 2016
Vice President and Assistant Controller
Des Moines, IA 50392
1968

Gina L. Graham	Vice President and Treasurer, PGI since 2016
Treasurer	Vice President and Treasurer, PFD since 2016
Des Moines, IA 50392	Vice President and Treasurer, PFSI since 2016
1965	Vice President and Treasurer, PLIC since 2016
Vice President and Treasurer, PREI since 2017
Vice President and Treasurer, Principal Securities,
Inc. (“PSI”) since 2016
Vice President and Treasurer, PSS since 2016
Vice President and Treasurer, RobustWealth, Inc.
since 2018

Megan Hoffmann	Director – Accounting, PLIC since 2020
Vice President and Controller	Assistant Director – Accounting, PLIC (2017-2020)
Des Moines, IA 50392
1979

Laura B. Latham	Counsel, PGI since 2018
Assistant Counsel and Assistant Secretary	Counsel, PLIC since 2018
Des Moines, IA 50392
1986

Diane K. Nelson	Chief Compliance Officer/AML Officer, PSS since
AML Officer	2015
Des Moines, IA 50392
1965

Tara Parks	Director – Accounting, PLIC since 2019
Vice President and Assistant Controller	Tax Manager – ALPS Fund Services (2011-2019)
Des Moines, IA 50392
1983

Deanna Y. Pellack	Counsel, PLIC since 2022
Assistant Counsel and Assistant Secretary	Vice President, The Northern Trust Company (2019-
Des Moines, IA 50392	2022)
1987	Second Vice President, The Northern Trust
Company (2014-2019)
Secretary, Advisers Investment Trust (2021-2022)
Assistant Secretary, Advisers Investment Trust
(2018-2021)

Name,
Position Held with the Fund Complex,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Sara L. Reece	Vice President and Controller (2016-2021)
Vice President and Chief Operating Officer	Managing Director – Global Funds Ops, PLIC since
Des Moines, IA 50392	2021
1975	Managing Director – Financial Analysis/ Planning,
PLIC (2021)
Director - Accounting, PLIC (2015-2021)

Teri R. Root	Interim Chief Compliance Officer - Funds (2018)
Chief Compliance Officer	Deputy Chief Compliance Officer - Funds (2015-
Des Moines, IA 50392	2018)
1979	Chief Compliance Officer – Funds, PGI since 2018
Deputy Chief Compliance Officer, PGI (2017-2018)
Vice President, PSS since 2015

Michael Scholten	Chief Financial Officer – PFD since 2016
Chief Financial Officer	Assistant Vice President and Actuary, PLIC since
Des Moines, IA 50392	2021
1979	Chief Financial Officer – Funds/Platforms, PLIC
since 2015
Chief Financial Officer, PSS since 2015

Adam U. Shaikh	Assistant General Counsel, PGI since 2018
Assistant Counsel and Assistant Secretary	Counsel, PGI (2017-2018)
Des Moines, IA 50392	Counsel, PLIC since 2006
1972

John L. Sullivan	Counsel, PGI since 2020
Assistant Counsel and Assistant Secretary	Counsel, PLIC since 2019
Des Moines, IA 50392	Prior thereto, Attorney in Private Practice
1970

Dan L. Westholm	Assistant Vice President-Treasury, PGI since 2013
Assistant Treasurer	Assistant Vice President-Treasury, PFD since 2013
Des Moines, IA 50392	Assistant Vice President-Treasury, PLIC since 2014
1966	Assistant Vice President-Treasury, PSI since 2013
Assistant Vice President-Treasury, PSS since 2013

Beth C. Wilson	Director and Secretary – Funds, PLIC since 2007
Vice President and Secretary
Des Moines, IA 50392
1956

Name,
Position Held with the Fund Complex,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Clint L. Woods	Of Counsel (2015-2018)
Counsel, Vice President, and	Vice President (2016-2017)
Assistant Secretary	Counsel (2015-2017)
Des Moines, IA 50392	Vice President, Associate General Counsel and
1961	Assistant Secretary, PGI since 2021
Vice President, Associate General Counsel, and
Secretary,
PGI (2020-2021)
PSI since 2021
PSS since 2021
Vice President, Associate General Counsel,
Governance Officer and Secretary,
PREI since 2020
Vice President, Associate General Counsel,
Governance Officer and Assistant Corporate
Secretary,
PGI (2018-2020)
PFSI since 2015
PLIC since 2015
PREI (2020)
Vice President, Associate General Counsel and
Assistant Corporate Secretary,
PFD since 2019
PSI (2019-2021)
PSS (2019-2021)
RobustWealth, Inc. since 2019
Secretary,
Post (2020-2021)
Spectrum (2020-2021)
Assistant Secretary,
Post since 2021
Spectrum since 2021

Jared A. Yepsen	Counsel, PGI (2017-2019)
Assistant Tax Counsel	Counsel, PLIC since 2015
Des Moines, IA 50392
1981

The 15(c) Committee’s primary purpose is to assist the Board in performing the annual review of the Fund’s advisory and sub-advisory agreements pursuant to Section 15(c) of the 1940 Act. The Committee responsibilities include requesting and reviewing related materials.

The Audit Committee’s primary purpose is to assist the Board by serving as an independent and objective party to monitor the Fund Complex’s accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accountants. The Audit Committee assists Board oversight of 1) the integrity of the Fund Complex’s financial statements; 2) the Fund Complex’s compliance with certain legal and regulatory requirements; 3) the independent registered public accountants’ qualifications and independence; and 4) the performance of the Fund Complex’s independent registered public accountants. The Audit Committee also provides an open avenue of communication among the independent registered public accountants, the Manager’s internal auditors, Fund Complex management, and the Board.

The Executive Committee’s primary purpose is to exercise certain powers of the Board when the Board is not in session. When the Board is not in session, the Committee may exercise all powers of the Board in the management of the Fund Complex's business except the power to

1) issue stock, except as permitted by law; 2) recommend to the stockholders any action which requires stockholder approval; 3) amend the bylaws; or 4) approve any merger or share exchange which does not require stockholder approval.

The Nominating and Governance Committee’s primary purpose is to oversee the structure and efficiency of the Board and the committees. The Committee is responsible for evaluating Board membership and functions, committee membership and functions, insurance coverage, and legal matters. The Committee's nominating functions include selecting and nominating Independent Board Member candidates for election to the Board. Generally, the Committee requests nominee suggestions from Board Members and management. In addition, the Committee considers candidates recommended by shareholders of the Fund Complex. Recommendations should be submitted in writing to the Principal Funds Complex Secretary, in care of the Principal Funds Complex, 711 High Street, Des Moines, IA 50392. Such recommendations must include all information specified in the Committee’s charter and must conform with the procedures set forth in Appendix A thereto, which can be found at https://www.principalglobal.com/documentdownload/160950. Examples of such information include the nominee’s biographical information; relevant educational and professional background of the nominee; the number of shares of each Fund owned of record and beneficially by the nominee and by the recommending shareholder; any other information regarding the nominee that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies for the election of board members; whether the nominee is an “interested person” of the Fund as defined in the 1940 Act; and the written consent of the nominee to be named as a nominee and serve as a board member if elected.

When evaluating a potential nominee for Independent Board Member, the Committee may consider, among other factors: educational background; relevant business and industry experience; whether the person is an "interested person" of the Fund as defined in the 1940 Act; and whether the person is willing to serve, and willing and able to commit the time necessary to attend meetings and perform the duties of an Independent Board Member. In addition, the Committee may consider whether a candidate’s background, experience, skills and views would complement the background, experience, skills and views of other Board Members and would contribute to the diversity of the Board. The

Committee meets with nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board.  The Board does not regularly use the services of professional search firms to identify or evaluate potential candidates or nominees.

The Operations Committee’s primary purpose is to oversee the provision of administrative and distribution services to the Fund Complex, communications with the Fund Complex’s shareholders, and review and oversight of the Fund Complex’s operations.

Additional information about the Fund is available in the Prospectuses and the Statement of Additional Information dated November 1, 2021 and as supplemented. These documents may be obtained free of charge by writing Principal  Exchange-Traded Funds, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203 or telephoning 1-800-787-1621. The prospectus may be viewed at www.PrincipalETFs. com.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning 1-800-787-1621, or on the SEC website at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www. sec.gov.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The Board of Trustees of Principal Exchange-Traded Funds (the “Board”) met on March 15, 2022 to review the liquidity risk management program (the “Program”) applicable to all series of the Principal Exchange-Traded Funds. (each a “Fund”), pursuant to Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) for the period from December 31, 2020 through December 31, 2021 (the “Reporting Period”).  At the meeting, the committee designated by the Board to administer the Program, the Liquidity Risk Management Committee (the “Committee”), addressed the operation, adequacy and effectiveness of the Program, the operation of each Fund’s highly liquid investment minimum, where applicable, and any material changes made to the Program during the Reporting Period.

The Committee noted key factors it considered when assessing, managing and reviewing each Fund’s liquidity risk. Such factors included each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions, including (a) whether the Fund’s investment strategy is appropriate for an open-end fund, (b) the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and (c) the use of borrowings for investment purposes and use of leveraged derivatives and financial commitment obligations; short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions; holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources; and each Fund’s shareholder ownership concentration.

There were no material changes to the Program during the Reporting Period. The Committee concluded, based on the operation of the functions as described in the Report, that the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

During the period covered by this report, the Board of Trustees of Principal Exchange-Traded Funds (“PETF”) approved: (1) a management agreement between PETF and Principal Global Investors, LLC (“PGI” or “Manager”) related to the addition of the PETF Principal Real Estate Active Opportunities ETF; and (2) a subadvisory agreement between PGI and Principal Real Estate Investors, LLC related to the addition of the PETF Principal Real Estate Active Opportunities ETF.

Management Agreement and Subadvisory Agreement for Principal Real Estate Active Opportunities ETF

On December 14, 2021, the Board met to consider for the newly established Principal Real Estate Active Opportunities ETF (the “Fund”) the approval of a management agreement (the “Management Agreement”) between PETF, on behalf of the Fund, and Principal Global Investors, LLC (the “Manager”) and a subadvisory agreement (the “Subadvisory Agreement”) between the Manager and Principal Real Estate Investors, LLC (the “Subadvisor”). The Management Agreement and the Subadvisory Agreement are together referred to as the “Advisory Agreements.” Based upon their review, the Board concluded that it was in the best interests of the Fund to approve the Advisory Agreements and, accordingly, recommended the approval of the Advisory Agreements. In reaching this conclusion, no single factor was determinative in the analysis, but rather the Board considered a variety of factors.

With respect to the Management Agreement, the Board considered, among other factors, that the Manager serves as the investment advisor to the existing series of PETF, that the Manager has had a long-term relationship with PETF, and that the Manager has demonstrated a long-term commitment to support the Principal Funds. The Board concluded that a long-term relationship with a capable and conscientious advisor is in the best interests of the Fund. The Board considered various factors, including the following, and made certain findings and conclusions with regard thereto, in approving the Management Agreement.

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of the services to be provided under the Management Agreement, including administrative services. The Board noted that, in connection with the 2021 annual renewal of the management agreements for the other Principal Funds, the Board had: (1) reviewed the services provided by the Manager to the other Principal Funds under their respective management agreements; (2) considered the experience and skills of senior management leading fund operations, the experience and skills of the personnel performing the functions under the management agreements and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel, and the organizational depth and stability of the Manager and concluded that appropriate resources were provided under the management agreements for the other Principal Funds; (3) noted that the Manager’s process for the selection of subadvisors emphasizes the selection of Principal-affiliated subadvisors that are determined to be qualified under the Manager’s due diligence process and concluded that this due diligence process was working well; and (4) considered the compliance program established by the Manager for the Principal Funds and their respective series, as applicable, the quality of that program and the level of compliance attained by the Principal Funds. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Manager to the Fund under the Management Agreement are expected to be satisfactory.

The Board considered the nature, quality and extent of the services to be provided under the Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadvisor, the investment approach of the Subadvisor, the experience and skills of the investment personnel of the Subadvisor who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. The Board noted that the Subadvisor currently provides subadvisory services to six other series of Principal Funds, and that the Board had reviewed and had approved for renewal those subadvisory agreements at its September 2021 Board meeting. In addition, the Board considered the Manager’s program for recommending, monitoring and replacing subadvisors and that the Manager recommended the Subadvisor based upon that program. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Subadvisor to the Fund under the Subadvisory Agreement are expected to be satisfactory.

Investment Performance

Because the Fund is a newly created series, the Board did not review the performance of the Fund as no track record was available.

Fees, Economies of Scale and Profitability

The Board considered the proposed management fee rate for the Fund. The Board noted that the Manager proposed a unitary management fee for the Fund. The Board also received information from the Manager, based upon data supplied by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, comparing the proposed unitary management fee rate for the Fund to the total expense ratios of funds in a peer group selected by Broadridge. The Board also considered whether there are economies of scale with respect to the services to be provided to that Fund under the Management Agreement. The Board concluded that, although the proposed management fee schedule for the Fund does not include breakpoints, the management fee schedule is appropriate at currently anticipated asset levels.

With respect to the subadvisory fee rate proposed to be paid to the Subadvisor under the Subadvisory Agreement, the Board noted that the Manager compensates the Subadvisor from its own management fee so that shareholders pay only the management fee. The Board further noted that the Subadvisor is an affiliated company of the Manager. The Board considered whether there are economies of scale with respect to the subadvisory services to be provided under the Subadvisory Agreement. The Board noted that although the proposed subadvisory fee schedule for the Fund does not include breakpoints, the subadvisory fee schedule is appropriate at currently anticipated asset levels. The Board considered the Manager’s statement that it found the proposed subadvisory fee schedule under the Subadvisory Agreement to be reasonable and competitive.

In addition, in evaluating the proposed management and subadvisory fees, the Board considered the Manager’s statements regarding the expected asset level that will be required for the Fund to break even. On the basis of the information provided, the Board concluded that the proposed management and subadvisory fee schedules were reasonable.

Other Benefits

The Board also considered the character and amount of other incidental benefits to be received by the Manager and the Subadvisor. The Board noted the Manager’s statement that the Subadvisor intends to use Fund commissions to buy Section 28(e) eligible products and services consistent with its use of commissions for the other equity portfolios it currently manages, as well as the Manager’s statement that there would be no known fall-out benefits to the Manager or Subadvisor in connection with the management of the Fund outside the use of soft dollars. The Board concluded that, on the basis of the information provided, the incidental benefits to be received by the Manager and the Subadvisor were appropriate.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Advisory Agreement, including the fee rates payable thereunder, are fair and reasonable and that approval of each of the Advisory Agreements is in the best interests of the Fund.

Federal Income Tax Information
Principal Exchange-Traded Funds
June 30, 2022 (unaudited)

Long-Term Capital Gain Dividends. Certain funds distributed long-term capital gain dividends during the fiscal year ended June 30, 2022. Details of designated long-term capital gain dividends for federal income tax purposes are shown in the Notes to Financial Statements. To the extent necessary to distribute such capital gains, certain funds may also utilize, and hereby designate, earnings and profits distributed to shareholders on redemptions of shares as part of the Dividends Paid Deduction.

Foreign Taxes Paid. The following funds elect under the Internal Revenue Code Section ("IRC") 853 to pass through foreign taxes paid to their shareholders.

The funds designated the following for federal income tax purposes for distributions made during the fiscal year ended June 30, 2022:

	Foreign Taxes	Foreign
	Per Share	Source Income
Principal International Adaptive Multi-Factor ETF	0.3257	99.98%

Dividends Received Deduction ("DRD"). For corporate shareholders, the funds designate the following as a percentage of taxable ordinary income distributions (dividend income and short-term gains, if any), or up to the maximum amount allowable, as DRD eligible for the calendar year ended December 31, 2021:

DRD
Principal Active High Yield ETF	12.85%
Principal Healthcare Innovators ETF	4.88%
Principal International Adaptive Multi-Factor ETF	0.00%
Principal Investment Grade Corporate Active ETF	0.24%
Principal Millennials ETF	100.00%
Principal Quality ETF	99.24%
Principal Real Estate Active Opportunities ETF	N/A
Principal Spectrum Preferred Securities Active ETF	56.71%
Principal Spectrum Tax-Advantaged Dividend Active ETF	50.05%
Principal Ultra-Short Active Income ETF	0.00%
Principal U.S. Large-Cap Adaptive Multi-Factor ETF	97.92%
Principal U.S. Mega-Cap ETF	100.00%
Principal U.S. Small-Cap Adaptive Multi-Factor ETF	62.39%
Principal U.S. Small-Cap Multi-Factor ETF	95.34%
Principal Value ETF	97.58%

Qualified Dividend Income ("QDI"). Certain dividends paid by the funds may be subject to a maximum tax rate of 20%. The funds designate the following as a percentage of taxable ordinary income distributions (dividend income and short-term gains, if any), or up to the maximum amount allowable, as QDI eligible for the calendar year ended December 31, 2021:

QDI
Principal Active High Yield ETF	13.48%
Principal Healthcare Innovators ETF	6.81%
Principal International Adaptive Multi-Factor ETF	91.16%
Principal Investment Grade Corporate Active ETF	3.01%
Principal Millennials ETF	100.00%
Principal Quality ETF	100.00%
Principal Real Estate Active Opportunities ETF	N/A
Principal Spectrum Preferred Securities Active ETF	71.71%
Principal Spectrum Tax-Advantaged Dividend Active ETF	100.00%
Principal Ultra-Short Active Income ETF	0.00%
Principal U.S. Large-Cap Adaptive Multi-Factor ETF	100.00%
Principal U.S. Mega-Cap ETF	100.00%
Principal U.S. Small-Cap Adaptive Multi-Factor ETF	63.69%
Principal U.S. Small-Cap Multi-Factor ETF	100.00%
Principal Value ETF	100.00%

Section 163(j) Interest Dividends. The funds below intend to pass through Section 163(j) Interest Dividends as defined in Proposed Treasury Regulation §1.163(j)-1(b). The funds designate the following as a percentage of taxable ordinary income distributions (dividend income and short-term gains, if any), or up to the maximum amount allowable, as QDI eligible for the calendar year ended December 31, 2021:

163 (j)
Interest Dividends
Principal Active High Yield ETF	84.48%
Principal Healthcare Innovators ETF	0.00%
Principal International Adaptive Multi-Factor ETF	0.00%
Principal Investment Grade Corporate Active ETF	92.17%
Principal Millennials ETF	0.00%
Principal Quality ETF	0.00%
Principal Real Estate Active Opportunities ETF	0.00%
Principal Spectrum Preferred Securities Active ETF	36.34%
Principal Spectrum Tax-Advantaged Dividend Active ETF	0.00%
Principal Ultra-Short Active Income ETF	99.88%
Principal U.S. Large-Cap Adaptive Multi-Factor ETF	0.00%
Principal U.S. Mega-Cap ETF	0.00%
Principal U.S. Small-Cap Adaptive Multi-Factor ETF	0.00%
Principal U.S. Small-Cap Multi-Factor ETF	0.00%
Principal Value ETF	0.00%

In early 2022, if applicable, shareholders of record received the above information on DRD, QDI, and Section 163(j) for the distribution paid to them by the funds during the calendar year 2021 via Form 1099.

The funds will notify shareholders in early 2023 of amounts paid to them by the funds, if any, during the calendar year 2022.

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the information supplied with the 1099-DIV form you will receive from the fund's transfer agent.

The latest tax reporting supplement is available on Principal's Tax Center website. Website: https://www.principalfunds.com/individual-investor/customer-support/tax-center

Please consult your tax advisor if you have any questions.

ITEM 2 – CODE OF ETHICS

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) Not applicable.

(c) The Registrant has not amended, as described in Item 2(c) of Form N-CSR, its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The Registrant's Code of Ethics is attached as an Exhibit in response to Item 13(a)(1).

ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's Board has determined that Elizabeth Nickels, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.

ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. Ernst & Young is the principal accountant for the registrant. As such, Ernst & Young has audited the financial statements of the registrant and reviewed regulatory filings that include those financial statements. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional services.

June 30, 2021 - $315,075
June 30, 2022 - $340,593

(b) Audit-Related Fees. Ernst & Young provided audit-related services to the registrant that are not included in response to item 4(a). Those services related to the review of Form N-1A. Ernst & Young has billed the following amounts for those services.

June 30, 2021 - $5,500
June 30, 2022 - $5,500

Ernst & Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c) Tax Fees. Ernst & Young reviews the federal income tax returns and federal excise tax returns of the registrant. In connection with this review, Ernst & Young reviews the calculation of the registrant’s dividend distributions that are included as deductions on the tax returns. Ernst & Young also provides services to identify passive foreign investment companies. Ernst & Young also provides services to understand and comply with tax laws in certain foreign countries. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional tax services.

June 30, 2021 - $145,603 June 30, 2022 - $139,046

Ernst & Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) All Other Fees. Ernst & Young has not billed the registrant for other products or services during the last two fiscal years.

Ernst & Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) Audit Committee Pre-Approval Policy. The audit committee of the registrant has adopted the following pre-approval policy:

The Principal Funds
Policy on Auditor Independence

The purpose of this policy is to ensure the independence of the Principal Funds' primary independent auditor. This policy is established by the Audit Committee (the "Committee") of the Boards of Directors of Principal Funds, Inc. and Principal Variable Contracts Funds, Inc. and the Boards of Trustees of Principal Exchange-Traded Funds and any registered closed-end management investment company that is operated as an interval fund and managed by Principal Global Investors, LLC1 (the “Funds”) (the “Boards of the Funds”) effective for all engagements of the primary independent auditor.

1.	The primary independent auditor, its subsidiaries and affiliates shall not provide Prohibited to the Funds. For the purposes of this policy, Prohibited Services are:
Services that are subject to audit procedure during a financial statement audit;
Services where the auditor would act on behalf of management;
Services where the auditor is an advocate to the client's position in an adversarial proceeding;
Bookkeeping or other services related to the accounting records or financial statements of the Funds, its subsidiaries and affiliates;
Financial information systems design and implementation;
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
Actuarial services;
Internal audit functions or human resources;
Broker or dealer, investment advisor, or investment banking services;
Legal services and expert services unrelated to the audit;
Tax planning services related to listed, confidential and aggressive transactions;
Personal tax planning services to individuals in a financial reporting oversight role with regard to the Funds (other than members of the Boards of the Funds who are not also officers of the Funds), including the immediate family members of such individuals;
Any other service that the Public Company Accounting Oversight Board (PCAOB) determines, by regulation, is impermissible.
2.	(A) All services the primary independent auditor, its subsidiaries and affiliates provide to the Funds, and (B) Audit services, including audits of annual financial statements, audits of acquired

1 The first such interval fund is the Principal Diversified Select Real Asset Fund; Management, subject to Board approval, may create others, each of which would be formed as a separate trust.

or divested businesses or review of regulatory filings, any independent auditor provides, shall be approved by the Committee in advance in accordance with the following procedure:

Each quarter, Management will present to the Committee for pre-approval, a detailed description of each particular service, excluding tax services, for which pre-approval is sought and a range of fees for such service. The Committee may delegate pre-approval authority to one or more of its members provided such delegated member(s) shall present a report of any services approved to the full Committee at its next regularly scheduled meeting. The Committee Chairperson shall have pre-approval authority for changes to any range of fees applicable to services the Committee previously approved and for new services and the range of fees for such services that arise between regularly scheduled Committee meetings.

Similarly, the primary independent auditor will present to the Committee for pre-approval a written description of the nature and scope of all tax services not expressly prohibited, including the fee arrangements for such services, and the potential effects of such services on the audit firm’s independence.

In considering whether to pre-approve the primary independent auditor’s provision of non-audit services, the Committee will consider whether the services are compatible with the maintenance of such auditor's independence. The Committee will also consider whether the primary independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds' business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds' ability to manage or control risk or improve audit quality.

3. The provisions of this policy shall apply to all audit and non-audit services provided directly to the Funds. Additionally, the provisions of this policy shall apply to non-audit services provided to Principal Global Investors, LLC (“PGI”) or an affiliate of PGI that provides ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of the Funds.

4. Not less than annually, the primary independent auditor shall report to the Committee in writing all relationships that may reasonably be thought to bear on independence between the auditor and the Funds or persons in financial reporting oversight roles with respect to any services provided by the auditor, its subsidiaries or affiliates as of the date of the communication, pursuant to Rule 3526 of the PCAOB. The primary independent auditor shall discuss with the Committee the potential effects of such relationships on the independence of the auditor. In addition, the primary independent auditor shall affirm, in writing, that, as of the date of the communication, it is independent within the meaning of the federal securities laws and Rule 3520 of the PCAOB.

5. The Committee shall ensure that the lead (or coordinating) audit partners, as well as the reviewing audit partner, of the Funds' primary independent auditor are rotated at least every five years and subject upon rotation to a five year "time out" period. All other audit partners of the primary independent auditor, excluding partners who simply consult with others on the audit engagement regarding technical issues, shall rotate after seven years and be subject upon rotation to a two year "time out" period.

6. Neither the Funds nor PGI may hire or promote any former partner, principal, shareholder or professional employee (Former Employee) of the primary independent auditor into a financial reporting oversight role unless the Former Employee (1) has severed his/her economic interest in the independent audit firm, and (2) was not a member of the audit engagement team for the Funds during the one year period preceding the date that the audit procedures began for the fiscal period in which the Funds or PGI proposes to hire or promote the Former Employee. Neither the Funds nor PGI shall, without prior written consent of the primary independent auditor, hire or promote any Former Employee into a role not prohibited above if the Former Employee had provided any services to the Funds or PGI during the 12 months preceding the date of filing of the Funds' most recent annual report with the SEC. Upon termination of the primary independent auditor, the Funds or PGI shall not, without prior written consent of the former primary independent auditor, hire or promote any Former Employee for a period of up to 12 months from termination.
7.	For persons recently promoted or hired into a financial reporting oversight role (other than members of the Boards of the Funds who are not also officers of the Funds), any personal tax planning services pursuant to an engagement that was in progress before the hiring or promotion and provided by the primary independent auditor must be completed on or before 180 days after the hiring or promotion.
8.	The phrase "financial reporting oversight role" means a role in which a person is in a position to exercise influence over the contents of the financial statements or anyone who prepares them, such as a member of the board of directors or similar management or governing body, chief executive officer, president, chief operating officer, chief financial officer, counsel, controller, chief internal auditor, or any equivalent positions.

(Adopted by the Audit Committee of the Boards of the Funds on March 10, 2020).

(End of policy)

(e) (2) Pre-Approval Waivers. There were no services provided to the registrant by Ernst & Young that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Substantially all work in connection with the audit of the registrant’s financial statements was performed by full-time employees of Ernst & Young.

(g) The aggregate non-audit fees Ernst & Young billed to the registrant, the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant for each of registrant's last two fiscal years were as follows.

June 30, 2021 - $151,103
June 30, 2022 - $144,546

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the audit committee are Leroy Barnes, Victor Hymes, Elizabeth Nickels, and Meg VanDeWeghe.

(b) Not applicable.

ITEM 6 – SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

None.

ITEM 11 – CONTROLS AND PROCEDURES a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing).

(b) There have been no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12 – DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13 – EXHIBITS

(a)(1) Code of Ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Principal Exchange-Traded Funds

By	/s/ Kamal Bhatia
Kamal Bhatia, President and CEO
Date	8/2/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Kamal Bhatia
Kamal Bhatia, President and CEO

Date	8/2/2022

By	/s/ Michael Scholten
Michael Scholten, Chief Financial Officer
Date	8/2/2022